          As filed with the Securities and Exchange Commission on April 29, 2005


                                                              File Nos. 33-82646
                                                                        811-5140
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

      REGISTRATION STATEMENT UNDER THE
      SECURITIES ACT OF 1933                     [ ]

      PRE-EFFECTIVE AMENDMENT NO.                [ ]
      POST-EFFECTIVE AMENDMENT NO. 13            [X]

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                              AMENDMENT NO. 32 [X]
                        (Check Appropriate Box or Boxes)

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                           (Exact Name of Registrant)

                       JOHN HANCOCK LIFE INSURANCE COMPANY
                               (Name of Depositor)

                INSURANCE & SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                      JOHN HANCOCK PLACE, BOSTON, MA 02117
         (Address Of Depositor's Principal Executive Offices) (Zip Code)
        Depositor's Telephone Number, Including Area Code: (617) 663-2184

                           ARNOLD R. BERGMAN, ESQUIRE
                       JOHN HANCOCK LIFE INSURANCE COMPANY
                               601 CONGRESS STREET
                              BOSTON, MA 02210-2805
                     (Name and Address of Agent for Service)
                            -------------------------

                                    Copy to:
                               THOMAS C. LAUERMAN
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007
                           --------------------------

It is proposed that this filing become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on May 2, 2005 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on ______, 2005 pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Pursuant to Rule 24f-2, Registrant has registered an indefinite amount of securities under the Securities Act of 1933 and filed its Notice for fiscal year 2004 pursuant to Rule 24f-2 on March __, 2005.




================================================================================

                                     PART A



                      INFORMATION REQUIRED IN A PROSPECTUS

                              PROSPECTUS VERSION I
                               "INDEPENDENCE 2000"

            ANNUITY SERVICE OFFICE                       MAILING ADDRESS
              601 Congress Street                     Post Office Box 55230
       Boston, Massachusetts 02210-2805         Boston, Massachusetts 02205-5230
       (617) 663-3000 or (800) 344-1029           www.johnhancockannuities.com


                          Prospectus dated May 2, 2005


                                for interests in
                     John Hancock Variable Annuity Account V

                       Interests are made available under

                       INDEPENDENCE 2000 VARIABLE ANNUITY

      a deferred combination fixed and variable annuity contract issued by


                       JOHN HANCOCK LIFE INSURANCE COMPANY


The contract enables you to earn fixed rates of interest that we declare under our fixed investment option and investment-based returns in the following variable investment options:

Small Cap Growth               Small Cap Value      Global Bond
Mid Cap Stock                  Mid Value            Bond Index B
International Equity Index B   Growth & Income II   Active Bond
Overseas Equity                500 Index B          Short-Term Bond
Large Cap Growth               Equity-Income        Money Market B
Blue Chip Growth               Managed
Real Estate Securities         High Yield


CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION THAT THE CONTRACT OWNER ("YOU") SHOULD KNOW BEFORE INVESTING. PLEASE NOTE THAT THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Additional information about the contract and the Account is contained in a Statement of Additional Information, dated the same date as this Prospectus, which has been filed with the SEC and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing us at the address on the front cover or by telephoning (800) 344-1029. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the contracts and the Account. We list the Table of Contents of the Statement of Additional Information on the next page.



In this Prospectus, we refer to John Hancock Life Insurance Company as "JHLICO," "WE," "US," "OUR," or "THE COMPANY." In addition, John Hancock Variable Annuity Account V is referred to as the "Account".

                                TABLE OF CONTENTS


SUMMARY...................................................
GUIDE TO THIS PROSPECTUS..................................    3
IMPORTANT NOTICES.........................................    3
INDEX OF KEY WORDS........................................    3
FEE TABLES................................................    4
    Examples..............................................    6
BASIC INFORMATION.........................................    6
  WHAT IS THE CONTRACT?...................................    6
  WHO OWNS THE CONTRACT?..................................    6
  IS THE OWNER ALSO THE ANNUITANT?........................    7
  HOW CAN I INVEST MONEY IN A CONTRACT?...................    7
    Premium Payments......................................    7
    Applying for a Contract...............................    7
    Limits on Premium Payments............................    7
    Ways to Make Premium Payments.........................    7
    Premium Payments by Wire..............................    8
  HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT
  CHANGE OVER TIME? ......................................    8
  WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE?..........    8
  TO WHAT EXTENT CAN JOHN HANCOCK VARY THE TERMS AND
  CONDITIONS OF THE CONTRACTS? ...........................    9
    State Law Insurance Requirements......................    9
    Variations in Charges or Rates........................    9
  WHAT ARE THE TAX CONSIDERATIONS OF OWNING A CONTRACT?...    9
  HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?..    9
    Allocation of Premium Payments........................    9
    Transferring Your Assets..............................   10
    Procedure for Transferring Your Assets................   10
    Telephone and Facsimile Transactions..................   10
    Dollar-Cost Averaging Program.........................   11
  WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY ACCOUNT?.   11
    Mortality and Expense Risk Charge.....................   11
    Administrative Services Charge........................   11
    Annual Contract Fee...................................   11
    Premium Taxes.........................................   12
    Withdrawal Charge.....................................   12
  HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?..............   13
    Surrenders and Partial Withdrawals....................   13
    Nursing Home Waiver of Withdrawal Charge..............   13
    Systematic Withdrawal Plan............................   13
  WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S
  DATE OF MATURITY? ......................................   14
    Guaranteed Minimum Death Benefit......................   14
  CAN I RETURN MY CONTRACT?...............................   14
ADDITIONAL INFORMATION....................................   15
DESCRIPTION OF JOHN HANCOCK...............................   15
  WHO SHOULD PURCHASE A CONTRACT?.........................   15
HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS............   16
DESCRIPTION OF CHARGES AT THE FUND LEVEL..................   18
THE ACCUMULATION PERIOD...................................   18
    Your Value in our Variable Investment Options.........   18
    Valuation of Accumulation Units.......................   19
    Your Value in the Fixed Investment Option.............   19
THE ANNUITY PERIOD........................................   19
    Date of Maturity......................................   19
    Choosing Fixed or Variable Annuity Payments...........   19
    Selecting an Annuity Option...........................   20
    Variable Monthly Annuity Payments.....................   20
    Assumed Investment Rate...............................   20
    Fixed Monthly Annuity Payments........................   20
    Annuity Options.......................................   20
VARIABLE INVESTMENT OPTION VALUATION PROCEDURES...........   21
DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER........   21
MISCELLANEOUS PROVISIONS..................................   22
    Assignment; Change of Owner or Beneficiary............   22
TAX INFORMATION...........................................   22
    Our Income Taxes......................................   22
    Special Considerations for Optional Benefit Riders....   22
    Contracts Not Purchased to Fund a Tax Qualified Plan..   22
    Undistributed Gains...................................   22
    Annuity Payments......................................   23
    Surrenders, Withdrawals and Death Benefits............   23
    Penalty for Premature Withdrawals.....................   23
    Special Considerations for Puerto Rico Annuity
    Contracts ............................................   23
    Diversification Requirements..........................   24
    Contracts Purchased for a Tax Qualified Plan..........   24
    Tax-Free Rollovers....................................   24
    Traditional IRAs......................................   24
    Roth IRAs.............................................   25
    SIMPLE IRA Plans......................................   26
    Simplified Employee Pension Plans (SEPs)..............   26
    Section 403(b) plans..................................   26
    Pension and Profit Sharing Plans Qualified Under
    Section 401(a) .......................................   26
    "Top-Heavy" Plans.....................................   27
    Section 457 Deferred Compensation Plans...............   27
    Elective Deferral Limits..............................   27
    Elective Catch-Up Limits..............................   28
    Withholding on Rollover Distributions.................   28
    Puerto Rico Annuity Contracts Purchased to Fund a
    Tax-Qualified Plan ...................................   28
    See Your Own Tax Adviser..............................   28
PERFORMANCE INFORMATION...................................   28
REPORTS...................................................   29
VOTING PRIVILEGES.........................................   29
CERTAIN CHANGES...........................................   29
    Changes to the Account................................   29
    Variations in Charges or Rates for Eligible Classes...   29
DISTRIBUTION OF CONTRACTS.................................   30
EXPERTS...................................................   30
REGISTRATION STATEMENT....................................   30
APPENDIX A - WITHDRAWAL CHARGE CALCULATION................   32
APPENDIX B - CONTRACT LOANS UNDER SECTION 403(b)..........   34

The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:



                                                             PAGE OF SAI
DISTRIBUTION..............................................        2
CALCULATION OF PERFORMANCE DATA...........................        2
OTHER PERFORMANCE INFORMATION.............................        3
CALCULATION OF ANNUITY PAYMENTS...........................        4
ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES......        5
PURCHASES AND REDEMPTIONS OF FUND SHARES..................        6
THE ACCOUNT...............................................        6
DELAY OF CERTAIN PAYMENTS.................................        7
LIABILITY FOR TELEPHONE TRANSFERS.........................        7
VOTING PRIVILEGES.........................................        7
FINANCIAL STATEMENTS......................................        9

                            GUIDE TO THIS PROSPECTUS



This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.



This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:



Prospectuses for policies or contracts often undergo certain changes in their terms from year to year to reflect changes in the policies or contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under the policy or contract, the alteration of administrative procedures and changes in the investment options available. Any such change may or may not apply to policies or contracts issued prior to the effective date of the change. This product prospectus reflects the status of the product as of May 1, 2004. Therefore, this prospectus may contain information that is inapplicable to your policy or contract. Moreover, there may be Supplements and fund prospectuses included in this package pertaining to variable investment options that are not available to you. You should consult your policy or contract to verify whether any particular provision applies to you and whether you may elect any particular investment option. In the event of any conflict between this prospectus and your policy or contract, the terms of your policy or contract will control.


The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I ("the Series Fund"). In this prospectus, the investment options of the Series Fund are referred to as funds. In the prospectuses for the Series Fund, the investment options may also be referred to as "funds," "portfolios" or "series".

The Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Series Fund. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for the Series Fund. The Series Fund prospectus contains detailed information about each available fund. Be sure to read that prospectus before selecting any of the variable investment options shown on page 1.

For amounts you don't wish to invest in a variable investment option, you can allocate to the fixed investment option if permitted in your local jurisdiction. We invest the assets allocated to the fixed investment option in our general account and they earn interest at a fixed rate, declared by us, subject to a 3% minimum. Neither our general account nor any interests in our general account are registered with the SEC or subject to the Federal securities laws.

We refer to the variable investment options and the fixed investment option together as investment options.




IMPORTANT NOTICES

This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

We've also filed with the SEC a "Statement of Additional Information." This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents on page 34.

The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

INDEX OF KEY WORDS

We define or explain each of the following key words used in this prospectus on the pages shown below:

KEY WORD                                                      PAGE
Accumulation units...........................................    21
Annuitant....................................................     9
Annuity payments..............................................   11
Annuity period...............................................    11
Business day.................................................    10
Contract year................................................     9
Date of issue................................................     9
Date of maturity.............................................    22
Free withdrawal amount.......................................    15
Funds........................................................     2
Fixed investment option......................................     2
Investment options...........................................     2
Premium payments.............................................     9
Surrender....................................................    15
Surrender value..............................................    16
Total value of your contract.................................    11
Variable investment options.................................. cover
Withdrawal...................................................    15
Withdrawal charge............................................    15

FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING AN INDEPENDENCE 2000 VARIABLE ANNUITY CONTRACT. THE FIRST TABLE DESCRIBES THE CHARGES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

CONTRACTOWNER TRANSACTION EXPENSES         INDEPENDENCE 2000 VARIABLE ANNUITY
----------------------------------------   ----------------------------------
Maximum Withdrawal Charge(as % of amount          7% for the first year
withdrawn or surrendered)(1)                     6% for the second year
                                                  5% for the third year
                                                 4% for the fourth year
                                                  3% for the fifth year
                                                  2% for the sixth year
                                                 1% for the seventh year
                                                      0% thereafter

Maximum transfer charge(2)                             $ 25

(1) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of premium payment.

(2) This charge is not currently imposed, but we reserve the right to do so in the contract. If we do, it will be taken upon each transfer into or out of a variable investment option beyond an annual limit of not less than 12.

The next table describes the fees and expenses that you will pay periodically during the time you own the contract. This table does not include fees and expenses paid at the fund level.

                                           INDEPENDENCE 2000 VARIABLE ANNUITY
                                           ----------------------------------
Maximum Aannual Conract Fee(3)                            $   50

Current Annual Contract Fee(4)                            $   30

Separate Account Annual Expenses (as a
 percentage of average account value)(5)
  Mortality and Expenses Risk Charge                        1.10%
  Administrative Services Charge                            0.30%
Total Separate Account Annual Expenses                      1.40%

(3) This charge is not currently imposed.

(4) This charge applies only to contracts of less than $10,000 during the accumulation period. It is taken at the end of each contract year but, if you surrender a contract before then, it will be taken at the time of surrender.

(5) This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to amounts in the fixed account options.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES



The next table describes the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the contract. More detail concerning each portfolio's fees and expenses is contained in the portfolio's prospectus.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                         MINIMUM   MAXIMUM
---------------------------------------------------------------   -------   -------
Range of expenses that are deducted from fund assets, including    0.50%     1.15%
management fees, , and other expenses



The following table describes the operating expenses for each of the portfolios, as a percentage of the portfolio's average net assets for the fiscal year ending December 31, 2004. More detail concerning each portfolio's fees and expenses is contained in the portfolio's prospectus and in the notes following the table.



All of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees These NAV class shares commenced operations on April 29, 2005. These NAV class shares of a portfolio are based upon the expense ratios of the portfolio's Series I shares for the year ended December 31, 2004 (adjusted to reflect the absence of any Rule 12b-1 fee applicable to the NAV shares).



                                                                  TOTAL
                                        MANAGEMENT    OTHER      ANNUAL
PORTFOLIO                                 FEES       EXPENSES   EXPENSES
-------------------------------------   ----------   --------   ---------
JOHN HANCOCK TRUST - NAV SHARES
Small Cap Growth Trust(A)                  1.08%       0.07%      1.15%
Mid Cap Stock Trust                        0.86%       0.05%      0.91%
International Equity Index Trust B(A) +    0.55%       0.04%      0.59%
Overseas Equity Trust(A)                   1.05%       0.09%      1.14%
Large Cap Growth Trust                     0.85%       0.06%      0.91%
Blue Chip Growth Trust                     0.82%(B)    0.04%      0.86%
Real Estate Securities Trust               0.70%       0.05%      0.75%
Mid Value Trust                            1.01%       0.07%      1.08%
Growth & Income II Trust                   0.64%       0.03%      0.67%
500 Index Trust B(A) +                     0.47%       0.03%      0.50%
Equity-Income Trust                        0.81%(B)    0.05%      0.86%
Managed Trust                              0.73%       0.04%      0.77%
High Yield Trust                           0.68%       0.07%      0.75%
Global Bond Trust                          0.70%       0.10%      0.80%
Active Bond Trust(A)                       0.61%       0.04%      0.65%
Short-Term Bond Trust                      0.58%       0.05%      0.63%
Money Market Trust B (A) +                 0.49%       0.04%      0.53%



+ Commencement of operations -- April 29, 2005



(A) Based on estimates for the current fiscal year



(B) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, the Blue Chip Growth Trust and the Equity-Income Trust. The waiver is based on the combined assets of these portfolios and the Small Company Value Trust. Once these combined assets exceed specified amounts, the fee reduction is increased.



The fee reductions are applied to the advisory fees of each of the four portfolios. This voluntary fee waiver may be terminated at any time by the Adviser. If such advisory fee waiver were reflected, it is estimated that the "Management Fees" and "Total Annual Expenses" for these portfolios would have been as follows:



                             MANAGEMENT   TOTAL ANNUAL
PORTFOLIO                       FEES        EXPENSES
--------------------------   ----------   ------------
Science & Technology Trust      1.01%        1.13%

Health Sciences Trust           1.02%        1.18%
Blue Chip Growth Trust          0.79%        0.88%
Equity-Income Trust             0.78%        0.88%
Mid Value Trust                 0.98%        1.30%
Small Company Value Trust       1.01%        1.07%





EXAMPLES

The following two examples are intended to help you compare the cost of investing in an Independence 2000 Variable Annuity contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses and fund fees and expenses.

The first example assumes that you invest $10,000 in a contract and that your investment has a 5% return each year. This example assumes the maximum annual contract fee and the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Independence 2000 Variable Annuity - maximum fund-level total operating expenses


                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     -------   -------   -------   --------
If you surrender the contract at the end of the
applicable time period:                               $ 901    $ 1,279   $ 1,685   $  3,009
If you annuitize, or do not surrender the contract
at the end of the applicable time period:             $ 271    $   831   $ 1,418   $  3,009


The next example also assumes that you invest $10,000 in a contract and that your investment has a 5% return each year. This example assumes the average annual contract fee we expect to receive for the contracts and the minimum fees and expenses of any of the funds.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Independence 2000 Variable Annuity - minimum fund-level total operating expenses


                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     -------   -------   -------   --------
If you surrender the contract at the end of the
applicable time period:                               $ 830    $ 1,065   $ 1,329   $  2,296
If you annuitize, or do not surrender the contract
at the end of the applicable time period:             $ 200    $   618   $ 1,062   $  2,296





BASIC INFORMATION

This "Basic Information" section provides answers to commonly asked questions about the contract. Here are the page numbers where the questions and answers appear:




WHAT IS THE CONTRACT?

The contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the "annuitant" or "payee") with a series of periodic payments. Because this contract is also a "deferred payment" contract, the "annuity payments" will begin on a future date, called the contract's "date of maturity." Under a "variable" annuity contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen.

WHO OWNS THE CONTRACT?

That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner. However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion.

IS THE OWNER ALSO THE ANNUITANT?

In many cases, the same person is both the annuitant and the owner of a contract. The annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime.

HOW CAN I INVEST MONEY IN A CONTRACT?

PREMIUM PAYMENTS

We call the investments you make in your contract premiums or premium payments. In general, you need at least a $5,000 initial premium payment to purchase a contract. However, you need only $1,000 for an individual retirement account ("IRA"), $50 for all other qualified plans, or $500 for our Annuity Direct Deposit Program, a program allowing automatic transfers from your checking account to your annuity contract. If you choose to contribute more money into your contract, each subsequent premium payment must also be at least $50.

APPLYING FOR A CONTRACT

An authorized representative of John Hancock through whom you purchase your contract will assist you in (1) completing an application for a contract and (2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Servicing Office.

Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

We measure the years and anniversaries of your contract from its date of issue. We use the term contract year to refer to each period of time between anniversaries of your contract's date of issue.

LIMITS ON PREMIUM PAYMENTS

You can make premium payments of up to $500,000 in any one contract year ($100,000 into the fixed investment option, after the initial premium payment which can be as much as $500,000). The total of all new premium payments and transfers that you allocate to any one variable investment option in any one contract year may not exceed $1,000,000. While the annuitant is alive and the contract is in force, you can make premium payments at any time before the annuitant's 85th birthday.

We will not issue a contract if the proposed annuitant is age 85 or older. We may waive any of these limits, however.

WAYS TO MAKE PREMIUM PAYMENTS

Premium payments made by check or money order should be:

      -     drawn on a U.S. bank,

      -     drawn in U.S. dollars, and

      -     made payable to "John Hancock."

We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements.

Premium payments after the initial premium payment should be sent to:

                  JOHN HANCOCK ANNUITY SUBSEQUENT PAYMENTS, X-4

                                  MAIL DELIVERY
                               1 John Hancock Way
                                   Suite 1501
                              Boston, MA 02117-1501

                               OVERNIGHT DELIVERY
                                 529 Main Street
                              Charleston, MA 02129

We will accept your initial premium payment by exchange from another insurance company. You can find information about other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Annuity Servicing Office.

Once we have issued your contract and it becomes effective, we credit any additional premiums to your contract at the close of the business day in which we receive the payment. A business day is any date on which the New York Stock Exchange is open for regular trading. Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. If we receive an additional premium payment after the close of a business day, we will credit it to your contract on the next business day.

PREMIUM PAYMENTS BY WIRE

If you purchase your contract through a broker-dealer firm or financial institution, you may transmit your initial premium payment by wire order. Your wire orders must include information necessary to allocate the premium payment among your selected investment options.

If your wire order is complete, we will invest the premium payment in your selected investment options as of the day we received the wire order. If the wire order is incomplete, we may hold your initial premium payment for up to 5 business days while attempting to obtain the missing information. If we can't obtain the information within 5 business days, we will immediately return your premium payment, unless you tell us to hold the premium payment for 5 more days pending completion of the application. Nevertheless, until we receive and accept a properly completed and signed application, we will not:

      -     issue a contract;

      -     accept premium payments; or

      -     allow other transactions.

After we issue your contract, subsequent premium payments may be transmitted by wire through your bank. Information about our bank, our account number, and the ABA routing number may be obtained from the John Hancock Annuity Servicing Office. Banks may charge a fee for wire services.

HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the fund directly and reinvested all fund dividends and distributions in additional shares.

Like a regular mutual fund, each fund deducts investment management fees and other operating expenses. These expenses are shown in the fee table beginning on page 5. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option. We describe these charges under "What fees and charges will be deducted from my contract?" beginning on page 14.

Each premium payment you allocate to the fixed investment option will earn interest (calculated on a compounded basis) at our declared rate in effect at the time of the deposit into the fixed investment option. From time to time, we declare new rates, subject to a 3% minimum. For purposes of crediting interest, transfers from a variable investment option will be treated as a premium payment.

Under current practice, we credit interest to amounts allocated to the fixed investment option based on the size of the initial premium payment. We credit a higher rates for initial premium payments over $10,000 and those over $25,000. The rate of interest credited on each amount varies based upon when that amount was allocated to the fixed investment option.

At any time before the date of maturity, the total value of your contract equals

      -     the total amount you invested,

      -     minus all charges we deduct,

      -     minus all withdrawals you have made,

      - plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value daily while it is in that option, and

      - plus the interest we credit to any of your contract's value while it is in the fixed investment option.

WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE?

If your contract is still in effect on its date of maturity, it enters what is called the annuity period. During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity. Therefore you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

You should carefully review the discussion under "The annuity period," beginning on page 22, for information about all of these choices you can make.

TO WHAT EXTENT CAN JOHN HANCOCK VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

STATE LAW INSURANCE REQUIREMENTS

Insurance laws and regulations apply to us in every state in which our contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract.

VARIATIONS IN CHARGES OR RATES

We may vary the charges and other terms of our contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this prospectus.

WHAT ARE THE TAX CONSIDERATIONS OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

      -     partial withdrawal (including systematic withdrawals),

      -     full withdrawal ("surrender"),

      -     payment of any death benefit proceeds, and

      -     periodic payments under one of our annuity payment options.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

      -     the type of the distribution,

      -     when the distribution is made,

      - the nature of any tax-qualified retirement plan for which the contract is being used, if any, and

      -     the circumstances under which the payments are made.

If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

THE FAVORABLE TAX BENEFITS AVAILABLE FOR ANNUITY CONTRACTS ISSUED IN CONNECTION WITH AN INDIVIDUAL RETIREMENT ANNUITY PLAN OR OTHER TAX-QUALIFIED RETIREMENT PLAN, ARE ALSO GENERALLY AVAILABLE FOR OTHER TYPES OF INVESTMENTS OF TAX-QUALIFIED PLANS, SUCH AS INVESTMENTS IN MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. YOU SHOULD CAREFULLY CONSIDER WHETHER THE EXPENSES UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A TAX-QUALIFIED PLAN, AND THE INVESTMENT OPTIONS, DEATH BENEFITS AND LIFETIME ANNUITY INCOME OPTIONS PROVIDED UNDER SUCH AN ANNUITY CONTRACT, ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?

ALLOCATION OF PREMIUM PAYMENTS

When you apply for your contract, you specify the investment options in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Servicing Office.

At any one time, you may invest in up to 10 of the available investment options. Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into an investment option that you are not then using counts as one "use" of an investment option, even if you had used that option at an earlier time.

TRANSFERRING YOUR ASSETS

You may transfer all or part of the assets held in one investment option to any other investment option within 30 days prior to the contract's date of maturity, up to the above-mentioned maximum of 18 investment options. During the annuity period, you may make transfers that will result in no more than 4 investment options being used at once.

To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any variable investment option in any contract year is $1,000,000.

The contracts are not designed for professional market timing organizations, or other persons or entities that use programmed or frequent transfers among the investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options, and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Under our current rules, we impose no charge on transfers but we do impose the following restrictions into and out of variable investment options:

      - No more than 12 such transfer requests will be processed in any contract year. In applying this restriction, any transfer request involving the transfer of assets into or out of multiple variable investment options will still count as only one request.

      - We will monitor your transfer requests to determine whether you have transferred account value into any variable investment option within 28 calendar days after you transferred account value out of that variable investment option (i.e., effected a "round trip"). If we determine that you have effected a round trip, you will be prohibited from effecting any further round trips with respect to any variable investment option for as long as the contract remains in effect.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under our dollar-cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

In addition, certain restrictions apply specifically to transfers involving the fixed investment option. You may NOT:

      - transfer assets to or from the fixed investment option during the annuity period,

      - transfer or deposit (exclusive of the initial premium payment) more than $100,000 into the fixed investment option during a contract year,

      - make any transfers into the fixed investment option within six months of a transfer out of the fixed investment option,

      - transfer out of the fixed investment option more than once during the first contract year,

      - after the first contract year, transfer money out of the fixed investment option until the later of (1) 180 days after the last transfer out of the fixed investment option or (2) the beginning of a new contract year,

      - transfer or deposit money into the fixed investment option after the 10th contract year, or

      - transfer out of the fixed investment option more than 25% of your assets in the fixed investment option in any one contract year. If your value in the fixed investment option is $2,500 or less, then a transfer out of the fixed investment option may not exceed $500.

PROCEDURE FOR TRANSFERRING YOUR ASSETS

You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the one of the locations shown on page
2. Your request should include:

      -     your name,

      -     daytime telephone number,

      -     contract number,

      - the names of the investment options being transferred to and from each, and

      -     the amount of each transfer.

The request becomes effective on the day we receive your request, in proper form, at the John Hancock Annuity Servicing Office.

TELEPHONE AND FACSIMILE TRANSACTIONS

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning or by faxing us at the John Hancock Annuity Servicing Office. Any fax request should include your name, daytime telephone number, contract number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the contracts are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

DOLLAR-COST AVERAGING PROGRAM

You may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the dollar-cost averaging program:

      - you may elect the program only if the total value of your contract equals $15,000 or more.

      -     the amount of each transfer must equal at least $250.

      - you may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.

      -     you may discontinue the program at any time.

      - the program continues until the earlier of (1) 12, 24, or 36 months (whichever you elect) or (2) full liquidation of the variable investment option from which we are taking the transfers.

      - automatic transfers to or from the fixed investment option are not permitted.

      - we reserve the right to suspend or terminate the program at any time.

      - you cannot elect the dollar-cost averaging program if you are participating in the systematic withdrawal plan.

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY ACCOUNT?

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge that compensates us primarily for mortality and expense risks that we assume under the contract. On an annual basis, this charge equals 1.10% of the value of the assets you have allocated to the variable investment options. (This charge does not apply to assets you have in our fixed investment option.)

In return for mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less.

ADMINISTRATIVE SERVICES CHARGE

We deduct a daily charge for administrative and clerical services that the contracts require us to provide. On an annual basis, this charge equals 0.30% of the value of the assets you have allocated to the variable investment options.

ANNUAL CONTRACT FEE

Prior to the date of maturity of your contract, we will deduct $30 each year from your contract if it has a total value of less than $10,000. We deduct this annual contract fee at the beginning of each contract year after the first. We also deduct it if you surrender your contract. We take the deduction proportionally from each investment option you are then using. However, we will not deduct any portion of the annual contract fee from the fixed investment option if such deduction would result in an accumulation of amounts allocated to the fixed investment option at less than the guaranteed minimum rate of 3%. In such case, we will deduct that portion of the contract fee proportionately from the other investment options you are using. We reserve the right to increase the annual contract fee to $50.

PREMIUM TAXES

We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

WITHDRAWAL CHARGE

If you withdraw some money from your contract prior to the date of maturity ("partial withdrawal") or if you surrender (turn in) your contract, in its entirety, for cash prior to the date of maturity ("total withdrawal" or "surrender"), we may assess a withdrawal charge. We use this charge to help defray expenses relating to the sale of the contract, including commissions paid and other distribution costs.

Free Withdrawal Amounts: In any contract year, you may withdraw up to 10% of the total value of your contract (computed as of the beginning of the contract year) without the assessment of any withdrawal charge. We refer to this amount as the free withdrawal amount. However, if the amount you withdraw or surrender totals more than the free withdrawal amount during the contract year, we will assess a withdrawal charge on any amount of the excess that we attribute to premium payments you made within seven years of the date of the withdrawal or surrender.

How we determine and deduct the charge: The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the premium to the date of its withdrawal, as shown in the Fee Tables. Solely for purposes of determining the amount of the withdrawal charge, we assume that each withdrawal (together with any associated withdrawal charge) is a withdrawal first from the earliest premium payment, and then from the next earliest premium payment, and so forth until all payments have been exhausted. Once a premium payment has been considered to have been "withdrawn" under these procedures, that premium payment will not enter into any future withdrawal charge calculations. For this purpose, we also consider any amounts that we deduct for the annual contract charge to have been withdrawals of premium payments (which means that no withdrawal charge will ever be paid on those amounts).

The amount of any withdrawal that exceeds any remaining premium payments that have not already been considered as withdrawn will not be subject to any withdrawal charge. This means that no withdrawal charge will apply to any favorable investment experience that you have earned. We deduct the withdrawal charge proportionally from each investment option being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from the Growth & Income option and 40% from the Money Market option, then we will deduct 60% of the withdrawal charge from the Growth & Income option and 40% from the Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other investment options, pro-rata based on the value in each. If your contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value.

You will find examples of how we compute the withdrawal charge in Appendix A to this prospectus.

When withdrawal charges don't apply: We don't assess a withdrawal charge in the following situations:

      - on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

      - on certain withdrawals if you meet the requirement of the nursing home waiver that waives the withdrawal charge, and

      - on amounts withdrawn to satisfy the minimum distribution requirements for tax-qualified plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

In addition, under our exchange offer program, certain pension plans may be eligible to exchange their contracts, without charge, for shares of certain mutual funds distributed by John Hancock Funds, LLC. Under the terms of the exchange offer, any remaining withdrawal charge applicable to any contract exchanged would be waived at the time of the exchange transaction. You can participate in the exchange offer only if your contract was purchased on behalf of either:

      - a pension plan qualified under Section 401(k) of the Internal Revenue Code of 1986 or

      - a targeted benefit pension plan where plan assets are not allocated specifically as being for the account of individual plan participants.

The exchange offer was expected to remain open until March 1, 1999, but could be extended for particular offerees under special circumstances. Such extensions have occurred and may continue to occur for an indefinite period of time.

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

SURRENDERS AND PARTIAL WITHDRAWALS

Prior to your contract's date of maturity, if the annuitant is living, you may:

      - surrender your contract for a cash payment of its "surrender value," or

      -     make a partial withdrawal of the surrender value.

The surrender value of a contract is the total value of a contract, minus the annual contract fee and any applicable premium tax and withdrawal charges. We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the John Hancock Annuity Servicing Office.

Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page 25. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

We will deduct any partial withdrawal proportionally from each of your investment options based on the value in each, unless you direct otherwise.

Without our prior approval, you may not make a partial withdrawal:

      -     for an amount less than $100, or

      - if the remaining total value of your contract would be less than $1,000.

If your "free withdrawal value" at any time is less than $100, you must withdraw that amount in full, in a single sum, before you make any other partial withdrawals. A partial withdrawal is not a loan and cannot be repaid. We reserve the right to terminate your contract if the value of your contract becomes zero.

You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

NURSING HOME WAIVER OF WITHDRAWAL CHARGE

If your state permits, your contract may have a nursing home waiver of withdrawal charge benefit. Under this benefit, we will waive withdrawal charge on any withdrawals, provided all the following conditions apply:

      - you become confined to a nursing home beginning at least 90 days after we issue your contract and prior to the contract's date of maturity.

      - you remain in the nursing home for at least 90 consecutive days and receive skilled nursing care.

      - we receive your request for a withdrawal and adequate proof of confinement no later than 90 days after discharge from the facility.

      -     your confinement is prescribed by a doctor and medically necessary.

This benefit is not available if

      (1)   you are older than 74 years at application or

      (2)   if you were confined to a nursing home within the past two years.

For a more complete description of the terms and conditions of this benefit, you should refer directly to your contract.

SYSTEMATIC WITHDRAWAL PLAN

Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. We will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. Each systematic withdrawal is subject to any withdrawal charge that would apply to an otherwise comparable non-systematic withdrawal. See "How will the value of my investment in the contract change over time?" beginning on page 10, and "What fees and charges will be deducted from my contract?" beginning on page 14. The same tax consequences also generally will apply.

The following conditions apply to systematic withdrawal plans:

      - you may elect the plan only if the total value of your contract equals $25,000 or more;

      -     the amount of each systematic withdrawal must equal at least $100;

      - if the amount of each withdrawal drops below $100 or the total value of your contract becomes less than $5,000, we will suspend the plan and notify you;

      -     you may cancel the plan at any time; but

      - you cannot elect this plan if you are participating in the dollar-cost averaging program.

We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

GUARANTEED MINIMUM DEATH BENEFIT

If the annuitant dies before your contract's date of maturity, we will pay a death benefit, that is the greatest of:

      -     the total value of your contract, or

      - the total amount of premium payments made, minus any partial withdrawals and related withdrawal charges, or

      - in states where permitted, the highest total value of your contract as of any "fifth interval anniversary" of your contract to date, plus any premium payments you have made since that anniversary, minus any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

We calculate the amounts in clauses (1) and (2) as of the day we receive, in proper order at the John Hancock Annuity Servicing Office:

      -     proof of the annuitant's death, and

      -     any required instructions as to method of settlement.

We calculate the amount in clause (3) as follows: On each "fifth interval anniversary" of your contract, we compute the total value of your contract adjusting for premium payments and partial withdrawals since that anniversary. We compare that amount to amounts in clauses (1) and (2). The greatest of these three amounts forms a minimum which may increase on subsequent fifth interval anniversaries with favorable investment performance and additional premium payments but will never decrease unless partial withdrawals are taken.

To determine any "fifth interval anniversary" of your contract, we count only those anniversaries that occur:

      -     BEFORE we receive proof of the annuitant's death, and

      -     BEFORE the annuitant attains age 81.

The initial "fifth interval anniversary" is the fifth anniversary of your contract if the annuitant is less than age 81 at that time.

Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options" on page 23.

CAN I RETURN MY CONTRACT?

In most cases, you have the right to cancel your contract within 10 days (or longer in some states ) after you receive it. To cancel your contract, simply deliver or mail it to:

      -     John Hancock at the address shown on page 2, or

      -     the John Hancock representative who delivered the contract to you.

In most states, you will receive a refund equal to the total value of your contract on the date of cancellation, increased by any charges for premium taxes deducted by us to that date. In some states, or if your contract was issued as an "IRA," you will receive a refund of any premiums you've paid. The date of cancellation will be the date we receive the contract.

ADDITIONAL INFORMATION

This section of the prospectus provides additional information that is not contained in the Basic Information section on pages 8 through 18.

CONTENTS OF THIS SECTION                                                              STARTING ON PAGE
Description of John Hancock........................................................           20

Who should purchase a contract.....................................................           20

How we support the variable investment options.....................................           21

Description of charges at the fund level...........................................           21

The accumulation period............................................................           21

The annuity period.................................................................           22

Variable investment option valuation procedures....................................           24

Distribution requirements following death of owner.................................           24

Miscellaneous provisions...........................................................           24

Tax information....................................................................           25

Performance information............................................................           31

Reports............................................................................           32

Voting privileges..................................................................           32

Certain changes....................................................................           32

Distribution of contracts..........................................................           33

Experts............................................................................           33

Registration statement.............................................................           34

Condensed Financial Information....................................................           35

Appendix A - Examples of withdrawal charge calculation.............................           38

Appendix B - Contract loans under Section 403(b) ("TSA loans").....................           40


DESCRIPTION OF JHLICO



We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and the District of Columbia. As of December 31, 2004, our assets were approximately $100 billion.


We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

WHO SHOULD PURCHASE A CONTRACT?

We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We also offer the contracts for purchase under:

      - traditional individual retirement annuity plans ("Traditional IRAs") satisfying the requirements of Section 408 of the Code;

      - non-deductible IRA plans ("Roth IRAs") satisfying the requirements of Section 408A of the Code;

      -     SIMPLE IRA plans adopted under Section 408(p) of the Code;

      - Simplified Employee Pension plans ("SEPs") adopted under Section 408(k) of the Code; and

      - annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations.

We do not currently offer the contracts to every type of tax-qualified plan, and we may not offer the contracts for all types of tax-qualified plans in the future. In certain circumstances, we may make the contracts available for purchase under deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code or by pension or profit-sharing plans qualified under section 401(a) of the Code. We provide general federal income tax information for contracts purchased in connection with tax qualified retirement plans beginning on page 26.

When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "owner-employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

To accommodate "employer-related" pension and profit-sharing plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" pension or profit-sharing plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Servicing Office.

HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS

We hold the Fund shares that support our variable investment options in John Hancock Variable Annuity Account V (the "Account"), a separate account established by John Hancock under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

The Account's assets, including the Series Fund's shares, belong to John Hancock. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

All of John Hancock's general assets also support John Hancock's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all John Hancock's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.


PORTFOLIO                            PORTFOLIO MANAGER                      INVESTMENT DESCRIPTION
----------------------------------   ------------------------------------   --------------------------------------------------------
SMALL CAP GROWTH TRUST               Wellington                             Seeks long-term capital appreciation by investing,
                                     Management Company, LLP                under normal market conditions, primarily in small-cap
                                                                            companies that are believed to offer above average
                                                                            potential for growth in revenues and earnings.

MID CAP STOCK TRUST                  Wellington Management Company, LLP     seeks long-term growth of capital by investing
                                                                            primarily in equity securities of mid-size companies
                                                                            with significant capital appreciation potential.

INTERNATIONAL EQUITY INDEX TRUST B   SSgA Funds Management, Inc.            seeks to track the performance of a broad-based equity
                                                                            index of foreign companies primarily in developed

PORTFOLIO                            PORTFOLIO MANAGER                      INVESTMENT DESCRIPTION
----------------------------------   ------------------------------------   --------------------------------------------------------
                                                                            countries and, to a lesser extent, in emerging market
                                                                            countries by investing, under normal market conditions,
                                                                            at least 80% of its assets in securities listed in the
                                                                            Morgan Stanley Capital International All Country World
                                                                            Excluding U.S. Index

OVERSEAS EQUITY TRUST                Capital Guardian Trust Company         seeks long-term capital appreciation by investing,
                                                                            under normal market conditions, at least 80% of its
                                                                            assets in equity securities of companies outside the
                                                                            U.S. in a diversified mix of large established and
                                                                            medium-sized foreign companies located primarily in
                                                                            developed countries and, to a lesser extent, in
                                                                            emerging markets.

LARGE CAP GROWTH TRUST               Fidelity Management & Research         seeks long-term growth of capital by investing, under
                                     Company                                normal market conditions, at least 80% of its net
                                                                            assets (plus any borrowings for investment purposes) in
                                                                            equity securities of companies with large market
                                                                            capitalizations.

BLUE CHIP GROWTH TRUST               T. Rowe Price Associates, Inc.         seeks to achieve long-term growth of capital (current
                                                                            income is a secondary objective) by investing, under
                                                                            normal market conditions, at least 80% of the
                                                                            portfolio's total assets in the common stocks of large
                                                                            and medium-sized blue chip growth companies. Many of
                                                                            the stocks in the portfolio are expected to pay
                                                                            dividends.

REAL ESTATE SECURITIES TRUST         Deutsche Asset Management Inc.         seeks to achieve a combination of long-term capital
                                                                            appreciation and current income by investing, under
                                                                            normal market conditions, at least 80% of its net assets
                                                                            (plus any borrowings for investment purposes) in equity
                                                                            securities of real estate investment trusts ("REITS")
                                                                            and real estate companies.

SMALL CAP VALUE TRUST                Wellington Management Company, LLP     seeks long-term capital appreciation by investing,
                                                                            under normal market conditions, at least 80% of its
                                                                            assets in small-cap companies that are believed to be
                                                                            undervalued by various measures and offer good
                                                                            prospects for capital appreciation.

MID VALUE TRUST                      T. Rowe Price Associates, Inc.         seek long-term capital appreciation by investing, under
                                                                            normal market conditions, primarily in a diversified
                                                                            mix of common stocks of mid size U.S. companies that
                                                                            are believed to be undervalued by various measures and
                                                                            offer good prospects for capital appreciation.

GROWTH & INCOME II TRUST             Independence Investment LLC            seeks income and long-term capital appreciation by
                                                                            investing, under normal market conditions, primarily in
                                                                            a diversified mix of common stocks of large U.S.
                                                                            companies.

500 INDEX TRUST B                    MFC Global Investment Management       seeks to approximate the aggregate total return of a
                                     (U.S.A.) Limited                       broad U.S. domestic equity market index investing,
                                                                            under normal market conditions, at least 80% of its net
                                                                            assets (plus any borrowings for investment purposes) in
                                                                            (a) the common stocks that are included in the S & P 500
                                                                            Index and (b) securities (which may or may not be
                                                                            included in the S & P 500 Index) that MFC Global
                                                                            (U.S.A.) believes as a group will behave in a manner
                                                                            similar to the index.

EQUITY-INCOME TRUST                  T. Rowe Price Associates, Inc.         seeks to provide substantial dividend income and also
                                                                            long-term capital appreciation by investing primarily
                                                                            in dividend-paying common stocks, particularly of
                                                                            established companies with favorable prospects for both
                                                                            increasing dividends and capital appreciation.

MANAGED TRUST                        Independence Investment LLC            seeks income and long-term capital appreciation by
                                                                            investing primarily in a diversified mix of: (a) common

PORTFOLIO                            PORTFOLIO MANAGER                      INVESTMENT DESCRIPTION
----------------------------------   ------------------------------------   --------------------------------------------------------
                                     Capital Guardian Trust Company         stocks of large and mid sized U.S. companies, and (b)
                                                                            bonds with an overall intermediate term average
                                                                            maturity.

                                     Declaration Management & Research
                                     LLC

HIGH YIELD TRUST                     Saloman Brothers Asset Management      seeks to realize an above-average total return over a
                                     Inc                                    market cycle of three to five years, consistent with
                                                                            reasonable risk, by investing primarily in high yield
                                                                            debt securities, including corporate bonds and other
                                                                            fixed-income securities.

GLOBAL BOND TRUST                    Pacific Investment Management          seeks to realize maximum total return, consistent with
                                     Company                                preservation of capital and prudent investment
                                                                            management by investing the portfolio's assets
                                                                            primarily in fixed income securities denominated in
                                                                            major foreign currencies, baskets of foreign currencies
                                                                            (such as the ECU), and the U.S. dollar.

BOND INDEX TRUST B                   Declaration Management & Research      seeks to track the performance of the Lehman Brothers
                                                                            Aggregate Index (which represents the U.S. investment
                                                                            grade bond market) by investing, under normal market
                                                                            conditions, at least 80% of its assets in securities
                                                                            listed in the Lehman Index.

ACTIVE BOND TRUST                    Declaration Management & Research      seek income and capital appreciation by investing at
                                     LLC                                    least 80% of its assets in a diversified mix of debt
                                                                            securities and instruments.

                                     John Hancock Advisers, LLC

SHORT-TERM BOND TRUST                Declaration Management & Research      Seeks income and capital appreciation by investing at
                                     LLC                                    least 80% of its assets in a diversified mix of debt
                                                                            securities and instruments.

MONEY MARKET TRUST B                 MFC Global Investment Management       Seeks to obtain maximum current income consistent with
                                     (U.S.A.) Limited                       preservation of principal and liquidity by investing in
                                                                            high quality, U.S. Dollar denominated money market
                                                                            instruments.



*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex USIndex" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.


DESCRIPTION OF CHARGES AT THE FUND LEVEL

The funds must pay investment management fees and other operating expenses. These fees and expenses, as shown in the fund expense table in the Fee Tables, are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

The figures for the funds shown in the fund expense table are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2003, except as indicated in the footnotes appearing at the end of the table. Expenses of the funds are not fixed or specified under the terms of the contract, and those expenses may vary from year to year.

THE ACCUMULATION PERIOD

YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS

Each premium payment or transfer that you allocate to a variable investment option purchases accumulation units of that variable investment option. Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

VALUATION OF ACCUMULATION UNITS

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                  dollar amount of transaction

                                        DIVIDED BY

                  value of one accumulation unit for the applicable variable investment option at the time of such transaction

The value of each accumulation unit will change daily depending upon the investment performance of the fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See "Variable investment option valuation procedures" on page 21.)

Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

                  number of accumulation units in the variable investment options

                                     TIMES

                  value of one accumulation unit for the applicable variable investment option at that time

YOUR VALUE IN THE FIXED INVESTMENT OPTION

On any date, the total value of your contract in the fixed investment option equals:

      - the amount of premium payments or transferred amounts allocated to the fixed investment option, MINUS

      - the amount of any withdrawals or transfers paid out of the fixed investment option, PLUS

      - interest compounded daily on any amounts in the fixed investment option at the effective annual rate of interest we have declared, MINUS

      - the amount of any charges and fees deducted from fixed investment option.

THE ANNUITY PERIOD

DATE OF MATURITY

Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract. Unless we otherwise permit, the date of maturity must be:

      - at least 6 months after the date the first premium payment is applied to your contract and

      - no later than the maximum age specified in your contract (normally age 95).

Subject always to these requirements, you may subsequently select an earlier date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however. Also, if you are selecting or changing your date of maturity for a contract issued under a tax qualified plan, special limits apply. (See "Contracts purchased for a tax-qualified plan," beginning on page 26.)

CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS

During the annuity period, the total value of your contract must be allocated to no more than four investment options. During the annuity period, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH variable investment option.

We will generally apply (1) amounts allocated to the fixed investment option as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values, pro-rata based on the amount of the total value of your contract that you have in each.

Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

SELECTING AN ANNUITY OPTION

Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on page 23).

Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits. Alternatively, if you agree, we will make payments at quarterly, semi-annual, or annual intervals in place of monthly payments.

Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if:

      -     you have not made an election prior to the annuitant's death;

      - the beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

      - the beneficiary notifies us of the election prior to the date the proceeds become payable.

You may also elect to have the surrender value of your contract applied to an annuity option at the time of full surrender if your contract has been outstanding for at least 6 months. If the total value of your contract, at death or surrender, is less than $5,000, no annuity option will be available.

VARIABLE MONTHLY ANNUITY PAYMENTS

We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option.

Here's how it works:

      - we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

      - if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

      - if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

ASSUMED INVESTMENT RATE

The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

FIXED MONTHLY ANNUITY PAYMENTS

The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then subtract any applicable premium tax charge and divide the difference by $1,000.

 We then multiply the result by the greater of:

      - the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

      - the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

ANNUITY OPTIONS

Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

OPTION A - LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

OPTION B - LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

IF THE PAYEE IS MORE THAN 85 YEARS OLD ON THE DATE OF MATURITY, THE FOLLOWING TWO OPTIONS ARE NOT AVAILABLE:

      -     Option A: "life annuity with 5 years guaranteed" and

      - Option B: "life annuity without further payment on the death of payee."

VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER

If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the adjacent box. In most cases, these provisions do not cause a problem if you are also the annuitant under your policy. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.

The Code imposes very similar distribution requirements on contracts used to fund tax qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:

      - if the contract's designated beneficiary is your surviving spouse, your spouse may continue the contract in force as the owner.

      - if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the "entire interest" (as discussed below) in the contract on the date of your death must be:

paid out in full within five years of your death or

applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

If you are the last surviving annuitant, as well as the owner, the entire interest in the contract on the date of your death equals the death benefit that then becomes payable. If you are the owner but not the last surviving annuitant, the entire interest equals:

      - the surrender value if paid out in full within five years of your death, or

      - the total value of your contract applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN:

      - any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.

MISCELLANEOUS PROVISIONS

ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY

To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the John Hancock Annuity Servicing Office. The contract designates the person you choose as beneficiary. You may change the beneficiary by written notice no later than receipt of due proof of the death of the annuitant.

Changes of owner or beneficiary will take effect whether or not you or the annuitant is then alive. However, these changes are subject to:

      -     the rights of any assignees of record,

      -     the any action taken prior to receipt of the notice, and

      -     certain other conditions.

An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.


TAX INFORMATION



OUR INCOME TAXES



We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.



The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.



SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS



If you have elected an optional death benefit rider, it is our understanding that the charges relating to these riders are not subject to current taxation. The Internal Revenue Service ("IRS") might take the position, however, that each charge associated with this rider is deemed a partial withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature distributions from annuities. We understand that you are not prevented from adding any of our optional death benefit riders to your contract if it is issued as an IRA. However, the law is unclear because IRAs generally may not invest in "life insurance contracts." Therefore, it is possible that a contract may be disqualified as an IRA if it has an optional death benefit rider added to it. If so, you may be subject to increased taxes.



At present, the IRS has not provided guidance as to the tax effect of adding an optional Accumulated Value Enhancement rider or the optional waiver of withdrawal charge rider to an annuity contract. The IRS might take the position that each charge associated with this rider is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report rider charges as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a competent tax adviser before electing any of these optional benefit riders.



CONTRACTS NOT PURCHASED TO FUND A TAX QUALIFIED PLAN



UNDISTRIBUTED GAINS



We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you. However, a contract owned other than by a natural person (e.g., corporations, partnerships, limited liability companies and other such entities) does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned. In addition, any portion of your contract value that you borrow or pledge will be taxable to the extent of gain in the contract at that time.

ANNUITY PAYMENTS



When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to you, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.



The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.



SURRENDERS, WITHDRAWALS AND DEATH BENEFITS



If we pay the entire value of your contract in a lump sum when we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a lump sum payment can occur, for example, if you surrender your contract before the date of maturity or if no annuity payment option is selected for a death benefit payment.



When you take a partial withdrawal from a contract before the date of maturity, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If on the date of withdrawal, the total value of your contract exceeds the investment in the contract, the excess will be considered "gain" and the withdrawal will be taxable as ordinary income up to the amount of such "gain." Taxable withdrawals may also be subject to the special penalty tax for premature withdrawals as explained below. When only the investment in the contract remains, any subsequent withdrawal made before the date of maturity will be a tax-free return of investment. If you assign or pledge any part of your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by John Hancock or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.



All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your "investment in the contract."



Under the Code, an annuity must provide for certain required distributions. For example, if the owner dies on or after the maturity date, and before the entire annuity value has been paid, the remaining value must be distributed at least as rapidly as under the method of distribution being used at the date of the owner's death. We discuss other distribution requirements in the preceding section entitled "Distribution following death of owner."



PENALTY FOR PREMATURE WITHDRAWALS



The taxable portion of any withdrawal, single sum payment and certain death benefit payments may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).



SPECIAL CONSIDERATIONS FOR PUERTO RICO ANNUITY CONTRACTS



Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") are treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the contract and the annuitant's life expectancy. Generally, Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully. If you are a resident of Puerto Rico, you should consult a competent tax adviser before purchasing an annuity contract.

DIVERSIFICATION REQUIREMENTS



Each of the funds of the Series Funds intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.



The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.



CONTRACTS PURCHASED FOR A TAX QUALIFIED PLAN



We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a tax-qualified plan, and contains rules to limit the amount you can contribute to all of your tax-qualified plans. Trustees and administrators of tax qualified plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from tax qualified plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.



The Code generally requires tax-qualified plans (other than Roth IRAs) to begin making annual distributions of at least a minimum amount each year after a specified point. For example, minimum distributions to an employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. On the other hand, distributions from a traditional IRA, SIMPLE IRA or SEP IRA must begin no later than April 1 of the year following the year in which the contract owner attains age 70 1/2. The minimum amount of a distribution and the time when distributions start will vary by plan.



TAX-FREE ROLLOVERS



If permitted under your plans, you may make a tax-free rollover from:



      -     a traditional IRA to another traditional IRA,



      - a traditional IRA to another tax-qualified plan, including a Section 403(b) plan



      - any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA,



      - any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax exempt organization) to another tax-qualified plan, including a roll-over of amounts from your prior plan derived from your "after-tax" contributions from "involuntary" distributions,



      - a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization and



      - a traditional IRA to a Roth IRA, subject to special restrictions discussed below.



In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse' plan.



TRADITIONAL IRAs



ANNUAL CONTRIBUTION LIMIT. traditional individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of:



      -     100% of compensation includable in your gross income, or



      - the IRA annual limit for that tax year. For tax years beginning in 2002, 2003 and 2004, the annual limit is $3,000 per year. For tax years beginning in 2005, 2006 and 2007, the annual limit is $4,000 per year and, for the tax year beginning in 2008, the annual limit is $5,000. After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.



CATCH-UP CONTRIBUTIONS. An IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

SPOUSAL IRA. You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation).



DEDUCTIBILITY OF CONTRIBUTIONS. You may be entitled to a full deduction, a partial deduction or no deduction for your traditional IRA contribution on your federal income tax return.



The amount of your deduction is based on the following factors:



      - whether you or your spouse is an active participant in an employer sponsored retirement plan,



      -     your federal income tax filing status, and



      -     your "Modified Adjusted Gross Income."



Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.



DISTRIBUTIONS. In general, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.



The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.



ROTH IRAs



ANNUAL CONTRIBUTION LIMIT. A Roth IRA is a type of non-deductible IRA. In general, you may make purchase payments of up to the IRA annual limit ($3,000 per year for tax years beginning in 2002, 2003 and 2004; $4,000 per year for tax years beginning in 2005, 2006 and 2007, and $5,000 for the tax year beginning in
2008). After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.



The IRA annual limit for contributions to a Roth IRA phases out (i.e., is reduced) for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.



CATCH-UP CONTRIBUTIONS. A Roth IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.



SPOUSAL IRA. You may also purchase a Roth IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation), subject to the phase-out rules discussed above.



DISTRIBUTIONS. If you hold your Roth IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:



      -     after you reach age 59 1/2,



      -     on your death or disability, or



      - to qualified first-time home buyers (not to exceed a lifetime limitation of $10,000) as specified in the Code.



The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax (unless certain exceptions apply as specified in Code section 72(t).



CONVERSION TO A ROTH IRA. You can convert a traditional IRA to a Roth IRA, unless



      -     you have adjusted gross income over $100,000, or

      -     you are a married taxpayer filing a separate return.



The Roth IRA annual contribution limit does not apply to converted amounts.



You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.



SIMPLE IRA PLANS



In general, a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. As an eligible employee of the business, you may make pre-tax contributions to the SIMPLE IRA plan. You may specify the percentage of compensation that you want to contribute under a qualified salary reduction arrangement, provided the amount does not exceed the SIMPLE IRA annual contribution limit. The SIMPLE IRA annual limit is $7,000 for tax years beginning in 2002, $8,000 for 2003, $9,000 for 2004, and $10,000 for 2005. After
that, the annual limit is indexed for inflation in $500 increments as provided in the Code. Your employer must elect to make a matching contribution of up to 3% of your compensation or a non-elective contribution equal to 2% of your compensation.



CATCH-UP CONTRIBUTIONS. A SIMPLE IRA holder age 50 or older may increase contributions of compensation by an amount up to $500 for tax years beginning in 2002, $1,000 for 2003, $1,500 for 2004, $2,000 for 2005 and $2,500 for 2006.
After that, for tax years beginning in 2007, the SIMPLE IRA catch-up contribution limit is indexed annually for inflation in $500 increments as provided in the Code.



DISTRIBUTIONS. The requirements for minimum distributions from a SIMPLE IRA retirement plan, and rules on taxation of distributions from a SIMPLE retirement plan, are generally the same as those discussed above for distributions from a traditional IRA.



SIMPLIFIED EMPLOYEE PENSION PLANS (SEPs)



SEPs are employer sponsored plans that may accept an expanded rate of contributions from one or more employers. Employer contributions are flexible, subject to certain limits under the Code, and are made entirely by the business owner directly to a SEP-IRA owned by the employee. Contributions are tax-deductible by the business owner and are not includable in income by employees until withdrawn. The maximum deductible amount that may be contributed to a SEP is 25% of compensation, up to the SEP compensation limit specified in the Code for the year ($200,000 for the year 2002) with a cap of $40,000.



DISTRIBUTIONS. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.



SECTION 403(b) PLANS



Under these tax-sheltered annuity arrangements, public school systems and certain tax-exempt organizations can make premium payments into "403(b) contracts" owned by their employees that are not taxable currently to the employee.



ANNUAL CONTRIBUTION LIMIT. In general, the amount of the non-taxable contributions made for a 403(b) contract each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit" (see "Elective Deferral Limits," below). The annual contribution limit is subject to certain other limits described in
Section 415 of the Code and the regulations thereunder. Special rules apply for certain organizations that permit participants to increase their elective deferrals.



CATCH-UP CONTRIBUTIONS. A Section 403(b) plan participant age 50 or older may increase contributions to a 403(b) plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)



DISTRIBUTIONS. When we make payments from a 403(b) contract on surrender of the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income. Moreover, the Code prohibits distributions from a 403(b) contract before the employee reaches age 59 1/2, except:



      -     on the employee's separation from service, death, or disability,



      - with respect to distributions of assets held under a 403(b) contract as of December 31, 1988, and



      - transfers and exchanges to other products that qualify under Section 403(b).



Minimum distributions under a 403(b) contract must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.



PENSION AND PROFIT SHARING PLANS QUALIFIED UNDER SECTION 401(a)



In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."



Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.



The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. Favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.



Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee (except an employee who is a "5-percent owner" as defined in Code section 416) reaches age 70 1/2 or, if later, retires.



"TOP-HEAVY" PLANS



Certain plans may fall within the definition of "top-heavy plans" under Section 416 of the Code. This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.



SECTION 457 DEFERRED COMPENSATION PLANS



Under the provisions of Section 457 of the Code, you can exclude a portion of your compensation from gross income if you participate in a deferred compensation plan maintained by:



      -     a state,



      -     a political subdivision of a state,



      - an agency or instrumentality or a state or political subdivision of a state, or



      -     a tax-exempt organization.



As a "participant" in such a deferred compensation plan, any amounts you exclude (and any income on such amounts) will be includible in gross income only for the taxable year in which such amounts are paid or otherwise made available to the annuitant or other payee.



The deferred compensation plan must satisfy several conditions, including the following:



      - the plan must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency), and



      - all compensation deferred under the plan shall remain solely the employer's property and may be subject to the claims of its creditors.



ANNUAL CONTRIBUTION LIMIT. The amount of the non-taxable contributions made for a Section 457 plan each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit," and is subject to certain other limits described in Section 402(g) of the Code. (See "Elective Deferral Limits," below.)



CATCH-UP CONTRIBUTIONS. A 457 plan participant age 50 or older may increase contributions to a 457 plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)



DISTRIBUTIONS. When we make payments under your contract in the form of an annuity, or in a single sum such as on surrender, withdrawal or death of the annuitant, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.



ELECTIVE DEFERRAL LIMITS



A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" may elect annually to defer current compensation so that it can be contributed to the applicable plan or plans. The annual elective deferral limit is $11,000 for tax years beginning in 2002, $12,000 for 2003, $13,000 for 2004, $14,000 for 2005 and $15,000 for 2006. After
that, for the tax years beginning in 2007, 2008 and 2009, the annual elective deferral limit is indexed for inflation in $500 increments as provided in the Code.

ELECTIVE CATCH-UP LIMITS



A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" who is age 50 or older may increase contributions by an amount up to $1,000 for tax years beginning in 2002, $2,000 for 2003, $3,000 for 2004, $4,000 for 2005 and $5,000 for 2006. After that, for the tax years beginning in 2007, the elective catch-up contribution limit is indexed for inflation in $500 increments as provided in the Code.



WITHHOLDING ON ROLLOVER DISTRIBUTIONS



The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.



PUERTO RICO ANNUITY CONTRACTS PURCHASED TO FUND A TAX-QUALIFIED PLAN



The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States with respect to the various "tax qualified" plans described above. Although we may offer variable annuity contracts in Puerto Rico in connection with "tax qualified" plans, the text of the prospectus under the subsection "Contracts purchased for a tax qualified plan" is inapplicable in Puerto Rico and should be disregarded.



SEE YOUR OWN TAX ADVISER



The above description of Federal income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate tax and gift tax or state tax consequences. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should consult a qualified tax adviser.


PERFORMANCE INFORMATION

We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option.

Total return at the Account level is the percentage change between:

      - the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

      -     the value at the end of such period.

At the Account level, total return reflects adjustments for:

      -     the mortality and expense risk charges,

      -     the administrative charge,

      -     the annual contract fee, and

      - any withdrawal charges payable if the owner surrenders his contract at the end of the relevant period.

Total return at the Account level does not, however, reflect any premium tax charges. Total return at the Account level will be lower than that at the Series Fund level where comparable charges are not deducted.

We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format, except that it will not reflect any withdrawal charge or contract charge and it may include additional durations.

We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current yield refers to the income earned on your investment in the Money Market investment option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax or any withdrawal charge.

REPORTS

At least semi-annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Series Fund.

VOTING PRIVILEGES

At meetings of the Series Fund's shareholders, we will generally vote all the shares of each Fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

CERTAIN CHANGES

CHANGES TO THE ACCOUNT

We reserve the right, subject to applicable law, including any required shareholder approval,

      - to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

      -     to add or delete variable investment options,

      -     to change the underlying investment vehicles,

      -     to operate the Account in any form permitted by law, and

      - to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES

We may allow a reduction in or the elimination of any contract charges, or an increase in a credited interest rate for a guarantee period. The affected contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the contracts.

The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

      -     the size of the initial premium payment,

      -     the size of the group or class,

      - the total amount of premium payments expected to be received from the group or class and the manner in which the premium payments are remitted,

      - the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

      - the purpose for which the contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

      - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or rates will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

DISTRIBUTION OF CONTRACTS

Signator Investors, Inc. ("Signator"), formerly John Hancock Distributors, Inc., acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Its address is 197 Clarendon Street, Boston, Massachusetts 02116. Signator is a subsidiary of John Hancock.

You can purchase a contract either through Signator's registered representative or through other broker-dealers whose representatives are authorized by applicable law to sell annuity products. We do not expect the compensation to such broker-dealers to exceed 8.0% of premium payments (on a present value basis). For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions. Signator compensates its registered representatives for sales of the contracts on a commission and fee service basis. We, in turn, reimburse Signator for direct and indirect expenses actually incurred in connection with the marketing and sales of these contracts. We offer these contracts on a continuous basis, but neither John Hancock nor Signator is obligated to sell any particular amount of contracts.

Signator representatives may receive additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of contracts issued by us. From time to time, Signator, at its expense, may also provide significant additional amounts to broker dealers or other financial services firms which sell or arrange for the sale of the contracts. Such compensation may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may be motivated to sell our contracts instead of contracts issued by other insurance companies.

EXPERTS


Ernst & Young LLP, independent registered public accounting firm, have audited the consolidated financial statements and schedules of John Hancock Life Insurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the financial statements of the Account at December 31, 2004 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. These financial statements are included in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


REGISTRATION STATEMENT

This prospectus omits certain information contained in the registration statement that we filed with the SEC. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).


Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:

APPENDIX A:  SPECIAL TERMS



We define or explain each of the following key words used in this prospectus on the pages shown below:



KEY WORD                                                                                                             PAGE
--------                                                                                                             ----
Accumulation units...............................................................................................      21
Annuitant........................................................................................................       9
Annuity payments.................................................................................................      11
Annuity period...................................................................................................      11
Business day.....................................................................................................      10
Contract year....................................................................................................       9
Date of issue....................................................................................................       9
Date of maturity.................................................................................................      22
Free withdrawal amount...........................................................................................      15
Funds............................................................................................................       2
Fixed investment option..........................................................................................       2
Investment options...............................................................................................       2
Premium payments.................................................................................................       9
Surrender........................................................................................................      15
Surrender value..................................................................................................      16
Total value of your contract.....................................................................................      11
Variable investment options......................................................................................   cover
Withdrawal.......................................................................................................      15
Withdrawal charge................................................................................................      15

                   APPENDIX A - WITHDRAWAL CHARGE CALCULATION

Assume the Following Facts:

      - On January 1, 1997, you make a $5000 initial premium payment and we issue you a contract.

      -     On January 1, 1998, you make a $1000 premium payment.

      -     On January 1, 1999, you make a $1000 premium payment.

      - On January 1, 2000 the total value of your contract is $9000 because of good investment earnings.

Now assume you make a partial withdrawal of $6000 (no tax withholding) on January 2, 2000. In this case, assuming no prior withdrawals, we would deduct a CDSL of $229.57. We withdraw a total of $6229.57 from your contract.

                    $ 6,000.00  --  withdrawal request payable to you
                     +  229.57  --  withdrawal charge payable to us
                    ----------
                    $ 6,229.57  --  total amount withdrawn from your contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

   (1) We first reduce your $5000 INITIAL PREMIUM PAYMENT by the three annual $30 contract fees we assessed on January 1, 1998, 1999, and 2000. We withdraw the remaining $4910 from your contract.

                    $5,000
                     -  30  --   1998 contract fee payable to us
                     -  30  --   1999 contract fee payable to us
                     -  30  --   2000 contract fee payable to us
                    ------
                    $4,910  --   amount of your initial premium payment we would
                                 consider to be withdrawn

Under the free withdrawal provision, we deduct 10% of the total value of your contract at the beginning of the contract year, or $900 (.10 x $9000). We pay the $900 to you as part of your withdrawal request, and we assess a withdrawal charge on the remaining balance of $4010. Because you made the initial premium payment 3 years ago, the withdrawal charge percentage is 4%. We deduct the resulting $160.40 from your contract to cover the withdrawal charge on your initial premium payment. We pay the remainder of $3849.60 to you as a part of your withdrawal request.

                    $  4,910.00
                     -      900  --  free withdrawal amount (payable to you)
                    -----------
                    $     4,010
                    x       .04
                    -----------
                    $    160.40  --  withdrawal charge on initial premium
                                     payment (payable to us)

                    $  4,010.00
                     -   160.40
                    -----------
                    $  3,849.60  --  part of withdrawal request payable to you

   (2) We NEXT deem the entire amount of your 1998 PREMIUM PAYMENT to be withdrawn and we assess a withdrawal charge on that $1000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your contract to cover the withdrawal charge on your 1998 premium payment. We pay the remainder of $950 to you as a part of your withdrawal request.

                    $ 1,000
                    x   .05
                    -------
                    $    50  --  withdrawal charge on 1998 premium payment
                                 (payable to us)

                    $ 1,000
                     -   50
                    -------
                    $   950  --  part of withdrawal request payable to you

   (3) We NEXT determine what additional amount we need to withdraw to provide you with the total $6000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free withdrawal amount, $3849.60 from your initial premium payment, and $950 from your 1999 PREMIUM PAYMENT. Therefore, $300.40 is needed to reach $6000.

                $    6,000.00  --  total withdrawal amount requested
                 -     900.00  --  free withdrawal amount
                 -   3,849.60  --  payment deemed from initial premium payment
                 -     950.00  --  payment deemed from 1998 premium payment
                -------------
                $      300.40  --  additional payment to you needed to reach
                                   $6,000

We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all premiums you paid prior to 1999. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

             $ 300.40       =   x - [.06x]
             $ 300.40       =   .94x
             $ 300.40/0.94  =   x
             $ 319.57       =   x

             $ 319.57       --  deemed withdrawn from 1999 premium payment
             $ 300.40       --  part of withdrawal request payable to you
             --------
             $  19.17       --  withdrawal charge on 1998 premium deemed
                                withdrawn (payable to us)

             $ 160.40       --  withdrawal charge on the INITIAL PREMIUM PAYMENT
             $  50.00       --  withdrawal charge on the 1998 PREMIUM PAYMENT
             $  19.17       --  withdrawal charge on the 1999 PREMIUM PAYMENT
             --------
             $ 229.27       --  Total withdrawal charge

                APPENDIX B - CONTRACT LOANS UNDER SECTION 403(b)
                                  ("TSA LOANS")

Any loan under this section will be secured by a security interest in your contract. The loan amount must be at least $2,500 and may not, on the date of the loan (defined below), exceed the lesser of:

      -     50% of the total value of your contract,

      -     $50,000 or

      - the sum of 100% of the total value of your contract invested in the variable investment options and 20% of the total value of your contract invested in the fixed investment option.

We will deduct that portion of the loan amount up to 20% of the total value of your contract on the date of the loan proportionately from each investment option you are then using. We will deduct any amount in excess of 20% of the total value of your contract on the date of the loan proportionately from each VARIABLE investment option you are then using.

On the date of the loan, we will transfer the total loan amount to the loan collateral account. This account is held in John Hancock's general investment account and accrues interest at an effective rate equal to 1% less than the loan interest rate described below. We transfer the interest accrued on the loan collateral account back to the investment options on each contract anniversary in the same proportion as your investment options are then allocated.

The DATE OF THE LOAN will be the business date on which we receive at the John Hancock Annuity Servicing Office all the necessary documentation assigning your contract as the security for the loan. If such receipt occurs on a date on which we do not value shares, then the date of the loan will be the next business day following such receipt on which we do value shares.

We determine the LOAN INTEREST RATE for this contract annually. We make such determination in the calendar month immediately preceding the calendar month in which your contract anniversary occurs. We apply the loan interest rate to any loan made during the calendar year following the date we determine the loan interest rate. Except as otherwise required by applicable state law, we will not set a rate in excess of the greater of:

      - Moody's Corporate Bond Yield Average - Monthly Average Corporates (as published by Moody's Investors Service), or any successor thereto, for the calendar month which is two months before the month in which the date we determine the loan interest rate, or

      -     5%.

If Moody's Investors Service no longer publishes this average, John Hancock reserves the right to select a substitute that it deems appropriate, subject to applicable law, regulation, or other state requirement. When a new rate is determined,

      - we may increase the previous rate if the increase would be at least 1/2%, and

      -     we may reduce the previous rate if the decrease would be at least
            1/2%.

We will notify you of the applicable loan interest rate at the time you make the loan. The loan interest rate for any given loan will be fixed for the entire loan period. Accrued interest on the loan will be added daily and will bear interest from that date at the loan interest rate.

Repayment of principal and interest will be amortized in level installments payable no less frequently than quarterly over a period of no more than five years, except as provided by law. Prior to the first installment date, we will provide you with the repayment due dates and installment amounts in a repayment schedule. The principal portion of each loan repayment will be transferred back to the investment options in the same proportion as your investment options are then allocated.

Prepayment of the entire loan is permitted. In addition, loan prepayments in excess of regularly scheduled prepayments that do not repay the entire LOAN BALANCE (outstanding loan amount plus loan interest accrued to date) will be applied to reduce the length of the loan. Such excess loan repayments do not replace the regularly scheduled loan payments.

If you fail to make a scheduled loan repayment within 90 calendar days after the repayment due date, the loan balance or such other amount as required by applicable law shall then be considered in default. To the extent the total value of your contract contains (1) salary reduction contributions made on or before December 31, 1988 and (2) earnings credited on such contributions on or before such date at the time of default (together referred to as "pre-1988" with regard to the default. We will withdraw from the total value of your contract an amount equal to the amount in default with respect to such pre-1988 contributions (including withdrawal charges and any accrued and unpaid interest to the date of the default). To the extent that the amount in default exceeds the amount of pre-1988 contributions, we will make no actual foreclosure on the loan security:

      - until the earliest of your attaining age 59 1/2, separation from service, death, or becoming disabled (as defined in Section 72(m)(7) of the Code, and

      - unless, prior to the occurrence of such event, the excess is deemed a distribution reportable you.

If you surrender your contract while there is an outstanding loan balance or, if the annuitant dies while there is an outstanding loan balance, we will determine an amount (positive or negative) by subtracting the outstanding loan balance from the loan collateral account as of the date of surrender or death. If such amount is positive, we will add it to the surrender value or death benefit, as applicable. If the amount is negative, we will subtract it from the surrender value or death benefit, as applicable. If, at any time, the surrender value exceeds the loan collateral account, your loan will be subject to certain excessive loan balance provisions set forth in your loan agreement.

Because the Federal tax laws governing contract loans are very complex and confusing, you should consult a qualified tax adviser before applying for a contract loan.

                         CONDENSED FINANCIAL INFORMATION

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

The following table provides selected data for Independence 2000 accumulation shares for each investment option and period shown:

                                                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     PERIOD
                                                                  ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                                                 DEC. 31   DEC. 31   DEC. 31   DEC. 31   DEC. 31   DEC. 31   DEC. 31
                                                                   2004      2003      2002      2001      2000      1999      1998
                                                                 -------------------------------------------------------------------
EQUITY INDEX
Accumulation Share Value:
   Beginning of period (Note 1) ................................ $  16.91  $  13.35  $  17.43  $  20.08  $  22.41  $  18.77  $ 14.82
   End of period ............................................... $  18.46  $  16.91  $  13.35  $  17.43  $  20.08  $  22.41  $ 18.77
Number of Accumulation Shares outstanding at end of period .....  173,208   191,358   202,894   227,458   404,557   312,480   23,459

LARGE CAP VALUE
Accumulation Share Value:
   Beginning of period (Note 1) ................................ $  18.49  $  14.94  $  17.46  $  17.49  $  15.70  $  15.41  $ 14.31
   End of period ............................................... $  20.96  $  18.49  $  14.94  $  17.46  $  17.49  $  15.70  $ 15.41
Number of Accumulation Shares outstanding at end of period .....  101,874   109,610   106,977   124,058   189,483   117,471   15,404

FUNDAMENTAL VALUE B (formerly "Large Cap Value CORE (SM)")
(Effective November 1, 2004, merged into "Fundamental Value")
Accumulation Share Value:
   Beginning of period (Note 2) ................................ $  10.14  $   7.98  $   9.90  $  10.54  $  10.00         -        -
   End of period ............................................... $  10.84  $  10.14  $   7.98  $   9.90  $  10.54         -        -
Number of Accumulation Shares outstanding at end of period .....        -     1,197     3,587     2,767       961         -        -

LARGE CAP GROWTH
Accumulation Share Value:
   Beginning of period (Note 1) ................................ $  28.33  $  22.87  $  32.14  $  39.52  $  48.81  $  39.89  $ 29.00
   End of period ............................................... $  29.15  $  28.33  $  22.87  $  32.14  $  39.52  $  48.81  $ 39.89
Number of Accumulation Shares outstanding at end of period .....   94,954   107,188   116,774   148,647   248,819   144,371   16,972

LARGE CAP GROWTH B (formerly "Large Cap Aggressive Growth")
(Effective November 1, 2004, merged into "Large Cap Growth")
Accumulation Share Value:
   Beginning of period (Note 2) ................................ $   5.78  $   4.45  $   6.58  $   7.82  $  10.00         -        -
   End of period ............................................... $   5.52  $   5.78  $   4.45  $   6.58  $   7.82         -        -
Number of Accumulation Shares outstanding at end of period .....        -    12,182     8,626     7,805     3,649         -        -

GROWTH & INCOME
Accumulation Share Value:
   Beginning of period (Note 1) ................................ $  28.52  $  23.26  $  30.31  $  36.35  $  42.42  $  37.01  $ 28.81
   End of period ............................................... $  31.20  $  28.52  $  23.26  $  30.31  $  36.35  $  42.42  $ 37.01
Number of Accumulation Shares outstanding at end of period .....  169,699   197,751   218,850   251,123   430,041   323,946   55,988

FUNDAMENTAL VALUE
Accumulation Share Value:
   Beginning of period (Note 2) ................................ $  10.68  $   8.41  $  10.33  $  11.26  $  10.00         -        -
   End of period ............................................... $  12.17  $  10.68  $   8.41  $  10.33  $  11.26         -        -
Number of Accumulation Shares outstanding at end of period .....   44,506    47,457    51,193    61,123     4,960         -        -

EARNINGS GROWTH
Accumulation Share Value:
   Beginning of period (Note 1) ................................ $  11.15  $   9.06  $  13.59  $  21.86  $  34.56  $  16.05  $ 11.71
   End of period ............................................... $  11.29  $  11.15  $   9.06  $  13.59  $  21.86  $  34.56  $ 16.05

                                                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     PERIOD
                                                                  ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                                                 DEC. 31   DEC. 31   DEC. 31   DEC. 31   DEC. 31   DEC. 31   DEC. 31
                                                                   2004      2003      2002      2001      2000      1999      1998
                                                                 -------------------------------------------------------------------
Number of Accumulation Shares outstanding at end of period .....  124,816   143,139   156,037   198,920   414,785   260,156    3,766

FUNDAMENTAL GROWTH
(Effective November 1, 2004, merged into "Large Cap Growth")
Accumulation Share Value:
   Beginning of period (Note 2) ................................ $   5.36  $   4.13  $   6.00  $   8.98  $  10.00         -        -
   End of period ............................................... $   5.11  $   5.36  $   4.13  $   6.00  $   8.98         -        -
Number of Accumulation Shares outstanding at end of period .....        -     9,326     8,492    11,002    20,448         -        -

MID CAP VALUE B (formerly "Small/Mid Cap CORE (SM)")
Accumulation Share Value:
   Beginning of period (Note 1) ................................ $  15.27  $  10.87  $  13.00  $  13.12  $  12.71  $  10.70  $ 10.00
   End of period ............................................... $  18.23  $  15.27  $  10.87  $  13.00  $  13.12  $  12.71  $ 10.70
Number of Accumulation Shares outstanding at end of period .....   17,920    17,320    14,615    16,757    30,183    10,349      613

MID CAP GROWTH (formerly "Small/Mid Cap Growth")
Accumulation Share Value:
   Beginning of period(Note 1) ................................. $  23.16  $  15.99  $  20.56  $  20.28  $  18.83  $  18.16  $ 17.43
   End of period ............................................... $  25.51  $  23.16  $  15.99  $  20.56  $  20.28  $  18.83  $ 18.16
Number of Accumulation Shares outstanding at end of period .....   12,422    12,055    11,252    11,348    36,475     7,146      150

SMALL CAP VALUE
Accumulation Share Value:
   Beginning of period (Note 2) ................................ $  16.79  $  12.34  $  13.38  $  11.39  $  10.00         -        -
   End of period ............................................... $  20.76  $  16.79  $  12.34  $  13.38  $  11.39         -        -
Number of Accumulation Shares outstanding at end of period .....   32,186    30,306    29,023    22,829    22,649         -        -

SMALL CAP GROWTH
(Effective November 1, 2004, merged into "Small Cap Emerging
Growth")

Accumulation Share Value:
   Beginning of period (Note 1) ................................ $  12.25  $   9.72  $  14.06  $  16.32  $  21.07  $  12.54  $ 11.11
   End of period ............................................... $  12.11  $  12.25  $   9.72  $  14.06  $  16.32  $  21.07  $ 12.54
Number of Accumulation Shares outstanding at end of period .....        -    78,552    83,937   111,733   237,645   103,234    4,648

SMALL CAP EMERGING GROWTH
Accumulation Share Value:
   Beginning of period(Note 1) ................................. $  10.59  $   7.22  $  10.19  $  10.74  $  11.96  $  12.56  $ 13.54
   End of period ............................................... $  11.43  $  10.59  $   7.22  $  10.19  $  10.74  $  11.96  $ 12.56
Number of Accumulation Shares outstanding at end of period .....  114,791    29,328    30,661    35,240    57,733    25,866    2,979

INTERNATIONAL EQUITY INDEX
Accumulation Share Value:
   Beginning of period (Note 1) ................................ $  15.55  $  11.10  $  13.28  $  16.89  $  20.74  $  16.07  $ 13.49
   End of period ............................................... $  18.43  $  15.55  $  11.10  $  13.28  $  16.89  $  20.74  $ 16.07
Number of Accumulation Shares outstanding at end of period .....   39,899    26,773    27,253    31,326    61,599    33,821    1,159

OVERSEAS EQUITY B (formerly "International Opportunities")
Accumulation Share Value:
   Beginning of period (Note 1) ................................ $  10.87  $   8.33  $  10.32  $  13.24  $  16.05  $  12.15  $ 10.63
   End of period ............................................... $  11.90  $  10.87  $   8.33  $  10.32  $  13.24  $  16.05  $ 12.15
Number of Accumulation Shares outstanding at end of period .....   66,621    21,118    20,970    35,103    69,060    14,689      515

                                                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     PERIOD
                                                                  ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                                                 DEC. 31   DEC. 31   DEC. 31   DEC. 31   DEC. 31   DEC. 31   DEC. 31
                                                                   2004      2003      2002      2001      2000      1999      1998
                                                                 -------------------------------------------------------------------
OVERSEAS EQUITY
(Effective November 1, 2004, merged into "Overseas Equity B
(formerly "International Opportunities")")
Accumulation Share Value:
   Beginning of period (Note 1) ................................ $  13.60  $   9.86  $  10.67  $  11.57  $  12.91  $  12.45  $ 10.70
   End of period ............................................... $  13.90  $  13.60  $   9.86  $  10.67  $  11.57  $  12.91  $ 12.45
Number of Accumulation Shares outstanding at end of period .....        -    11,951    13,439    11,065    26,549    14,652    1,412

OVERSEAS EQUITY C (formerly "Emerging Markets Equity")
(Effective November 1, 2004, merged into "Overseas Equity B
(formerly "International Opportunities")")
Accumulation Share Value:
   Beginning of period (Note 1) ................................ $  13.25  $   8.57  $   9.31  $   9.80  $  16.57  $   9.27  $ 10.00
   End of period ............................................... $  14.47  $  13.25  $   8.57  $   9.31  $   9.80  $  16.57  $  9.27
Number of Accumulation Shares outstanding at end of period .....        -    24,202    29,192    30,067    46,749    45,819        0

REAL ESTATE EQUITY
Accumulation Share Value:
   Beginning of period (Note 1) ................................ $  36.76  $  27.23  $  27.25  $  26.13  $  20.03  $  20.66  $ 25.16
   End of period ............................................... $  49.48  $  36.76  $  27.23  $  27.25  $  26.13  $  20.03  $ 20.66
Number of Accumulation Shares outstanding at end of period .....   14,053    13,341    12,371     8,956    15,677     5,663      771

MANAGED
Accumulation Share Value:
   Beginning of period (Note 1) ................................ $  26.52  $  22.60  $  26.41  $  27.57  $  27.95  $  25.98  $ 21.88
   End of period ............................................... $  28.29  $  26.52  $  22.60  $  26,41  $  27.57  $  27.95  $ 25.98
Number of Accumulation Shares outstanding at end of period .....  239,192   264,822   288,027   347,523   673,689   566,187   99,614

SHORT-TERM BOND
Accumulation Share Value:
   Beginning of period (Note 1) ................................ $  14.84  $  14.64  $  14.05  $  13.18  $  12.38  $  12.19  $ 11.68
   End of period ............................................... $  14.84  $  14.84  $  14.64  $  14.05  $  13.18  $  12.38  $ 12.19
Number of Accumulation Shares outstanding at end of period .....   46,435    51,380    55,027    48,554   107,398   102,301   11,992

BOND INDEX
Accumulation Share Value:
   Beginning of period (Note 1) ................................ $  12.47  $  12.21  $  11.26  $  10.60  $   9.60  $  10.00  $ 10.00
   End of period ............................................... $  12.80  $  12.47  $  12.21  $  11.26  $  10.60  $   9.60  $ 10.00
Number of Accumulation Shares outstanding at end of period .....   32,687    34,158    50,318    20,685    19,988    15,581    1,478

ACTIVE BOND
Accumulation Share Value:
   Beginning of period (Note 1) ................................ $  23.29  $  22.28  $  21.06  $  19.87  $  18.25  $  18.68  $ 17.50
   End of period ............................................... $  24.17  $  23.29  $  22.28  $  21.06  $  19.87  $  18.25  $ 18.68
Number of Accumulation Shares outstanding at end of period .....   87,864   109,903   104,461   116,686   207,651   175,505   43,110

HIGH YIELD BOND
Accumulation Share Value:
   Beginning of period (Note 1) ................................ $   9.82  $   8.55  $   9.08  $   9.01  $  10.25  $   9.89  $ 10.00
   End of period ............................................... $  10.47  $   9.82  $   8.55  $   9.08  $   9.01  $  10.25  $  9.89
Number of Accumulation Shares outstanding at end of period .....   16,959    40,439    39,307    38,967    29,681    18,159    1,512

                                                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     PERIOD
                                                                  ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                                                                 DEC. 31   DEC. 31   DEC. 31   DEC. 31   DEC. 31   DEC. 31   DEC. 31
                                                                   2004      2003      2002      2001      2000      1999      1998
                                                                 -------------------------------------------------------------------
GLOBAL BOND
Accumulation Share Value:
   Beginning of period (Note 1) ................................ $  16.97  $  14.85  $  12.67  $  13.04  $  11.81  $  12.24  $ 11.37
   End of period ............................................... $  18.52  $  16.97  $  14.85  $  12.67  $  13.04  $  11.81  $ 12.24
Number of Accumulation Shares outstanding at end of period .....   28,170    30,545    33,889    27,900    72,598    61,087   15,813

MONEY MARKET
Accumulation Share Value:
   Beginning of period (Note 1) ................................ $  14.88  $  14.95  $  14.94  $  14.58  $  13.91  $  13.42  $ 12.91
   End of period ............................................... $  14.84  $  14.88  $  14.95  $  14.94  $  14.58  $  13.91  $ 13.42
Number of Accumulation Shares outstanding at end of period .....  113,508   156,724   200,149   318,320   451,350   466,032   92,488

-----------------

(1) Values shown for 1998 begin on May 1, 1998.

(2) Values shown for 2000 begin on May 1, 2000.

                              PROSPECTUS VERSION II
                            "INDEPENDENCE PREFERRED"

      ANNUITY SERVICE OFFICE                         MAILING ADDRESS
        601 Congress Street                       Post Office Box 55230
 Boston, Massachusetts 02210-2805           Boston, Massachusetts 02205-5230
 (617) 663-3000 or (800) 344-1029             www.johnhancockannuities.com


                          Prospectus dated May 2, 2005


                                for interests in
                     John Hancock Variable Annuity Account V

                       Interests are made available under

                     INDEPENDENCE PREFERRED VARIABLE ANNUITY

      a deferred combination fixed and variable annuity contract issued by


                       JOHN HANCOCK LIFE INSURANCE COMPANY


Except as specifically noted here and under the caption "FIXED ACCOUNT INVESTMENT OPTION" below, this Prospectus describes only the variable portion of the contract. Below is a list of the _______ variable investment options. There are ____ fixed investment options.

Small Cap Growth                Small Cap Value         Global Bond
Mid Cap Stock                   Mid Value               Bond Index B
International Equity Index B    Growth & Income II      Active Bond
Overseas Equity                 500 Index B             Short-Term Bond
Large Cap Growth                Equity-Income           Money Market B
Blue Chip Growth                Managed
Real Estate Securities          High Yield


CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION THAT THE CONTRACT OWNER ("YOU") SHOULD KNOW BEFORE INVESTING. PLEASE NOTE THAT THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Additional information about the contract and the Account is contained in a Statement of Additional Information, dated the same date as this Prospectus, which has been filed with the SEC and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing us at the address on the front cover or by telephoning (800) 344-1029. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the contracts and the Account. We list the Table of Contents of the Statement of Additional Information on the next page.



In this Prospectus, we refer to John Hancock Life Insurance Company as "JHLICO," "WE," "US," "OUR," or "THE COMPANY." In addition, John Hancock Variable Annuity Account V is referred to as the "Account".

                                TABLE OF CONTENTS


SUMMARY......................................................................................    4
GUIDE TO THIS PROSPECTUS.....................................................................    4
IMPORTANT NOTICES............................................................................
INDEX OF KEY WORDS...........................................................................    4
FEE TABLES...................................................................................    4
    Examples.................................................................................    6
BASIC INFORMATION............................................................................    7
  WHAT IS THE CONTRACT?......................................................................    7
  WHO OWNS THE CONTRACT?.....................................................................    7
  IS THE OWNER ALSO THE ANNUITANT?...........................................................    7
  HOW CAN I INVEST MONEY IN A CONTRACT?......................................................    7
    Premium Payments.........................................................................    7
    Applying for a Contract..................................................................    7
    Limits on Premium Payments...............................................................    7
    Ways to Make Premium Payments............................................................    8
    Premium Payments by Wire.................................................................    8
  HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?......................    8
  WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE?.............................................    9
  TO WHAT EXTENT CAN JOHN HANCOCK VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?............    9
    State Law Insurance Requirements.........................................................    9
    Variations in Charges or Rates...........................................................    9
  WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?........................................    9
  HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?.....................................   10
    Allocation of Premium Payments...........................................................   10
    Transferring Your Assets.................................................................   10
    Procedure for Transferring Your Assets...................................................   10
    Telephone and Facsimile Transactions.....................................................   11
    Dollar-Cost Averaging Program............................................................   11
  WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?...................................   11
    Mortality and Expense Risk Charge........................................................   11
    Administrative Services Charge...........................................................   11
    Annual Contract Fee......................................................................   12
    Premium Taxes............................................................................   12
    Withdrawal Charge........................................................................   12
  HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?.................................................   13
    Surrenders and Partial Withdrawals.......................................................   13
    Systematic Withdrawal Plan...............................................................   13
  WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?..................   14
    Guaranteed Minimum Death Benefit.........................................................   14
  CAN I RETURN MY CONTRACT?..................................................................   14
ADDITIONAL INFORMATION.......................................................................   15
DESCRIPTION OF JOHN HANCOCK..................................................................   15
  WHO SHOULD PURCHASE A CONTRACT?............................................................   15
HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS...............................................   16
THE ACCUMULATION PERIOD......................................................................   18
    Your Value In Our Variable Investment Options............................................   18
    Valuation of Accumulation Units..........................................................   19
    Your Value in the Fixed Investment Option................................................   19
THE ANNUITY PERIOD...........................................................................   19
    Date of Maturity.........................................................................   19
    Choosing Fixed or Variable Annuity Payments..............................................   19
    Selecting an Annuity Option..............................................................   19
    Variable Monthly Annuity Payments........................................................   20
    Assumed Investment Rate..................................................................   20
    Fixed Monthly Annuity Payments...........................................................   20
    Annuity Options..........................................................................   20
VARIABLE INVESTMENT OPTION VALUATION PROCEDURES..............................................   21
DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER...........................................   21
MISCELLANEOUS PROVISIONS.....................................................................   22
    Assignment; Change of Owner or Beneficiary...............................................   22
TAX INFORMATION..............................................................................   22
    Our Income Taxes.........................................................................   22
    Special Considerations for Optional Benefit Riders.......................................   22
    Contracts Not Purchased to Fund a Tax Qualified Plan.....................................   22
    Undistributed Gains......................................................................   22
    Annuity Payments.........................................................................   22
    Surrenders, Withdrawals and Death Benefits...............................................   23
    Penalty for Premature Withdrawals........................................................   23
    Special Considerations for Puerto Rico Annuity Contracts.................................   23
    Diversification Requirements.............................................................   23
    Contracts Purchased for a Tax Qualified Plan.............................................   24
    Tax-Free Rollovers.......................................................................   24
    Traditional IRAs.........................................................................   24
    Roth IRAs................................................................................   25
    SIMPLE IRA Plans.........................................................................   26
    Simplified Employee Pension Plans (SEPs).................................................   26
    Section 403(b) plans.....................................................................   26
    Pension and Profit Sharing Plans Qualified Under Section 401(a)..........................   26
    "Top-Heavy" Plans........................................................................   27
    Section 457 Deferred Compensation Plans..................................................   27
    Elective Deferral Limits.................................................................   27
    Elective Catch-Up Limits.................................................................   27
    Withholding on Rollover Distributions....................................................   28
    Puerto Rico Annuity Contracts Purchased to Fund a Tax-Qualified Plan.....................   28
    See Your Own Tax Adviser.................................................................   28
PERFORMANCE INFORMATION......................................................................   28
REPORTS......................................................................................   29
VOTING PRIVILEGES............................................................................   29
CERTAIN CHANGES..............................................................................   29
    Changes to the Account...................................................................   29
    Variations in Charges or Rates for Eligible Classes......................................   29
DISTRIBUTION OF CONTRACTS....................................................................   30
EXPERTS......................................................................................   30
REGISTRATION STATEMENT.......................................................................   30
APPENDIX A - EXAMPLE OF WITHDRAWAL CHARGE CALCULATION........................................   32
APPENDIX B - CONTRACT LOANS UNDER SECTION 403(b).............................................   34

The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:



                                                                          PAGE OF SAI
                                                                          -----------
DISTRIBUTION...........................................................             2
CALCULATION OF PERFORMANCE DATA........................................             2
OTHER PERFORMANCE INFORMATION..........................................             3
CALCULATION OF ANNUITY PAYMENTS........................................             4
ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES...................             5
PURCHASES AND REDEMPTIONS OF FUND SHARES...............................             6
THE ACCOUNT............................................................             6
DELAY OF CERTAIN PAYMENTS..............................................             7
LIABILITY FOR TELEPHONE TRANSFERS......................................             7
VOTING PRIVILEGES......................................................             7
FINANCIAL STATEMENTS...................................................             9

                            GUIDE TO THIS PROSPECTUS



This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.



This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:



Prospectuses for policies or contracts often undergo certain changes in their terms from year to year to reflect changes in the policies or contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under the policy or contract, the alteration of administrative procedures and changes in the investment options available. Any such change may or may not apply to policies or contracts issued prior to the effective date of the change. This product prospectus reflects the status of the product as of May 1, 2004. Therefore, this prospectus may contain information that is inapplicable to your policy or contract. Moreover, there may be Supplements and fund prospectuses included in this package pertaining to variable investment options that are not available to you. You should consult your policy or contract to verify whether any particular provision applies to you and whether you may elect any particular investment option. In the event of any conflict between this prospectus and your policy or contract, the terms of your policy or contract will control.


The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I ("the Series Fund"). In this prospectus, the investment options of the Series Fund are referred to as funds. In the prospectuses for the Series Fund, the investment options may also be referred to as "funds," "portfolios" or "series".

The Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Series Fund. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for the Series Fund. The Series Fund prospectus contains detailed information about each available fund. Be sure to read that prospectus before selecting any of the variable investment options shown on page 1.

For amounts you don't wish to invest in a variable investment option, you can allocate to the fixed investment option if permitted in your local jurisdiction. We invest the assets allocated to the fixed investment option in our general account and they earn interest at a fixed rate, declared by us, subject to a 3% minimum. Neither our general account nor any interests in our general account are registered with the SEC or subject to the Federal securities laws.

We refer to the variable investment options and the fixed investment option together as investment options.





The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.





FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering an Independence Preferred Variable Annuity contract. The first table describes the charges that you will pay at the time that you buy the contract, surrender the contract, or transfer account value between investment options. State premium taxes may also be deducted.

   CONTRACTOWNER TRANSACTION EXPENSES                INDEPENDENCE PREFERRED VARIABLE ANNUITY
   ----------------------------------                ---------------------------------------
Maximum Withdrawal Charge (as % of amount            8% for the first, second and third years
withdrawn or surrendered) (1)                            7% for the fourth and fifth years
                                                        6% for the sixth and seventh years
                                                                 0% thereafter
Maximum transfer charge (2)                                            $25

(1) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of premium payment.

(2) This charge is not currently imposed, but we reserve the right to do so in the contract. If we do, it will be taken upon each transfer into or out of a variable investment option beyond an annual limit of not less than 12.

The next table describes the fees and expenses that you will pay periodically during the time you own the contract. This table does not include fees and expenses paid at the fund level.

                                              INDEPENDENCE PREFERRED VARIABLE ANNUITY
                                              ---------------------------------------
Maximum Annual Contract Fee (3)                               $   50
Current Annual Contract Fee (4)                               $   30
Separate Account Annual Expenses (as a
percentage of average account value) (5)
   Mortality and Expense Risk Charge                            1.15%
   Administrative Services Charge                               0.35%
                                                              ------
Total Separate Account Annual Expenses                          1.50%

(3) This charge is not currently imposed.

(4) This charge applies only to contracts of less than $10,000 during the accumulation period. It is taken at the end of each contract year but, if you surrender a contract before then, it will be taken at the time of surrender.

(5) This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to amounts in the fixed account options.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES



The next table describes the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the contract. More detail concerning each portfolio's fees and expenses is contained in the portfolio's prospectus.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                                MINIMUM            MAXIMUM
-----------------------------------------                                -------            -------
Range of expenses that are deducted from fund assets, including          0.50%              1.15%
management fees, and other expenses



The following table describes the operating expenses for each of the portfolios, as a percentage of the portfolio's average net assets for the fiscal year ending December 31, 2004. More detail concerning each portfolio's fees and expenses is contained in the portfolio's prospectus and in the notes following the table.



All of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees These NAV class shares commenced operations on April 29, 2005. These NAV class shares of a portfolio are based upon the expense ratios of the portfolio's Series I shares for the year ended December 31, 2004 (adjusted to reflect the absence of any Rule 12b-1 fee applicable to the NAV shares).



                                                                                   TOTAL
                                                                      OTHER        ANNUAL
PORTFOLIO                                           MANAGEMENT FEES  EXPENSES     EXPENSES
---------                                           ---------------  --------     --------
JOHN HANCOCK TRUST - NAV SHARES
Small Cap Growth Trust(A)                                1.08%         0.07%       1.15%
Mid Cap Stock Trust                                      0.86%         0.05%       0.91%
International Equity Index Trust B(A) +                  0.55%         0.04%       0.59%
Overseas Equity Trust(A)                                 1.05%         0.09%       1.14%
Large Cap Growth Trust                                   0.85%         0.06%       0.91%

                                                                                   TOTAL
                                                                      OTHER        ANNUAL
PORTFOLIO                                           MANAGEMENT FEES  EXPENSES     EXPENSES
---------                                           ---------------  --------     --------
Blue Chip Growth Trust                                   0.82%(B)      0.04%       0.86%
Real Estate Securities Trust                             0.70%         0.05%       0.75%
Mid Value Trust                                          1.01%         0.07%       1.08%
Growth & Income II Trust                                 0.64%         0.03%       0.67%
500 Index Trust B(A) +                                   0.47%         0.03%       0.50%
Equity-Income Trust                                      0.81%(B)      0.05%       0.86%
Managed Trust                                            0.73%         0.04%       0.77%
High Yield Trust                                         0.68%         0.07%       0.75%
Global Bond Trust                                        0.70%         0.10%       0.80%
Active Bond Trust(A)                                     0.61%         0.04%       0.65%
Short-Term Bond Trust                                    0.58%         0.05%       0.63%
Money Market Trust B(A) +                                0.49%         0.04%       0.53%



+ Commencement of operations -- April 29, 2005



(A) Based on estimates for the current fiscal year



(B) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, the Blue Chip Growth Trust and the Equity-Income Trust. The waiver is based on the combined assets of these portfolios and the Small Company Value Trust. Once these combined assets exceed specified amounts, the fee reduction is increased.



The fee reductions are applied to the advisory fees of each of the four portfolios. This voluntary fee waiver may be terminated at any time by the Adviser. If such advisory fee waiver were reflected, it is estimated that the "Management Fees" and "Total Annual Expenses" for these portfolios would have been as follows:



                                     MANAGEMENT   TOTAL ANNUAL
PORTFOLIO                               FEES        EXPENSES
---------                               ----        --------
Science & Technology Trust             1.01%          1.13%
Health Sciences Trust                  1.02%          1.18%
Blue Chip Growth Trust                 0.79%          0.88%
Equity-Income Trust                    0.78%          0.88%
Mid Value Trust                        0.98%          1.30%
Small Company Value Trust              1.01%          1.07%





EXAMPLES

The following two examples are intended to help you compare the cost of investing in an Independence Preferred Variable Annuity contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses and fund fees and expenses.

The first example assumes that you invest $10,000 in a contract and that your investment has a 5% return each year. This example assumes the maximum annual contact fee and the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Independence Preferred Variable Annuity - maximum fund-level total operating expenses


                                                      1 YEAR       3 YEARS       5 YEARS        10 YEARS
                                                      ------       -------       -------        --------
If you surrender the contract at the end of the        $996         $1,563        $2,066         $3,058
applicable time period:
If you annuitize, or do not surrender the contract     $276         $  846        $1,443         $3,058
at the end of the applicable time period:





The next example also assumes that you invest $10,000 in a contract and that your investment has a 5% return each year. This example assumes the average annual contract fee we expect to receive for the contracts and the minimum fees and expenses of any of the funds.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Independence Preferred Variable Annuity - minimum fund-level total operating expenses


                                                      1 YEAR       3 YEARS       5 YEARS        10 YEARS
                                                      ------       -------       -------        --------
If you surrender the contract at the end of the        $927         $1,355        $1,720         $2,369
applicable time period:
If you annuitize, or do not surrender the contract     $207         $  640        $1,098         $2,369
at the end of the applicable time period:





BASIC INFORMATION




WHAT IS THE CONTRACT?

The contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the "annuitant" or "payee") with a series of periodic payments. Because this contract is also a "deferred payment" contract, the annuity payments will begin on a future date, called the contract's "date of maturity." Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen.

WHO OWNS THE CONTRACT?

That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner. However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion.

IS THE OWNER ALSO THE ANNUITANT?

In many cases, the same person is both the annuitant and the owner of a contract. The annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime. We may permit you to name another person as annuitant or joint annuitant if that person meets our underwriting standards. We may also permit you to name as joint annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

PREMIUM PAYMENTS

We call the investments you make in your contract premiums or premium payments. In general, you need at least a $5,000 initial premium payment to purchase a contract. However, you need only $1,000 for an individual retirement account or a qualified plan. If you choose to contribute more money into your contract, each subsequent premium payment must also be at least $50.

APPLYING FOR A CONTRACT

An authorized representative of John Hancock through whom you purchase your contract will assist you in (1) completing an application for a contract and (2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Servicing Office.

Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

We measure the years and anniversaries of your contract from its date of issue. We use the term contract year to refer to each period of time between anniversaries of your contract's date of issue.

LIMITS ON PREMIUM PAYMENTS

You can make premium payments of up to $500,000 in any one contract year ($100,000 into the fixed investment option, after the initial premium payment which can be as much as $500,000). The total of all new premium payments and transfers that you allocate to any one variable investment option in any one contract year may not exceed $1,000,000. While the annuitant is alive and the contract is in force, you can make premium payments at any time before the annuitant's 85th birthday.

We will not issue a contract if the proposed annuitant is age 80 or older. We may waive any of these limits, however.

WAYS TO MAKE PREMIUM PAYMENTS

Premium payments made by check or money order should be:

      -     drawn on a U.S. bank,

      -     drawn in U.S. dollars, and

      -     made payable to "John Hancock."

We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Premium payments after the initial premium payment should be sent to the John Hancock Annuity Servicing Office at the address shown on page 2 of this prospectus. We will accept your initial premium payment by exchange from another insurance company. You can find information about other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Annuity Servicing Office.

Once we have issued your contract and it becomes effective, we credit you with any additional premiums you pay as of the day we receive them at the John Hancock Annuity Servicing Office.

PREMIUM PAYMENTS BY WIRE

If you purchase your contract through a broker-dealer firm or financial institution, you may transmit your initial premium payment by wire order. Your wire orders must include information necessary to allocate the premium payment among your selected investment options.

If your wire order is complete, we will invest the premium payment in your selected investment options as of the day we received the wire order. If the wire order is incomplete, we may hold your initial premium payment for up to 5 business days while attempting to obtain the missing information. If we can't obtain the information within 5 business days, we will immediately return your premium payment, unless you tell us to hold the premium payment for 5 more days pending completion of the application. Nevertheless, until we receive and accept a properly completed and signed application, we will not:

      -     issue a contract;

      -     accept premium payments; or

      -     allow other transactions.

After we issue your contract, subsequent premium payments may be transmitted by wire through your bank. Information about our bank, our account number, and the ABA routing number may be obtained from the John Hancock Annuity Servicing Office. Banks may charge a fee for wire services.

HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the fund directly and reinvested all fund dividends and distributions in additional shares.

Like a regular mutual fund, each fund deducts investment management fees and other operating expenses. These expenses are shown in the fee table beginning on page 5. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option. We describe these charges under "What fees and charges will be deducted from my contract?" beginning on page 14.

Each premium payment you allocate to the fixed investment option will earn interest (calculated on a compounded basis) at our declared rate in effect at the time of the deposit into the fixed investment option. From time to time, we declare new rates, subject to a 3% minimum. For purposes of crediting interest, transfers from a variable investment option will be treated as a premium payment.

Under current practice, we credit interest to amounts allocated to the fixed investment option based on the size of the initial premium payment. We credit a higher rate for initial premium payments of $10,000 or more. The rate of interest credited on each amount varies based upon when that amount was allocated to the fixed investment option.

At any time before the date of maturity, the total value of your contract equals

      -     the total amount you invested,

      -     minus all charges we deduct,

      -     minus all withdrawals you have made,

      - plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value daily while it is in that option,

      - plus the interest we credit to any of your contract's value while it is in the fixed investment option.

WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE?

If your contract is still in effect on its date of maturity, it enters what is called the annuity period. During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity. Therefore you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

You should carefully review the discussion under "The annuity period," beginning on page 21, for information about all of these choices you can make.

TO WHAT EXTENT CAN JOHN HANCOCK VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

STATE LAW INSURANCE REQUIREMENTS

Insurance laws and regulations apply to us in every state in which our contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract.

VARIATIONS IN CHARGES OR RATES

We may vary the charges, guarantee periods, and other terms of our contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

      -     partial withdrawal (including systematic withdrawals),

      -     full withdrawal ("surrender"),

      -     payment of any death benefit proceeds, and

      -     periodic payments under one of our annuity payment options.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

      -     the type of the distribution

      -     when the distribution is made

      - the nature of any tax-qualified retirement plan for which the contract is being used

      -     the circumstances under which the payments are made

If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59-1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

The favorable tax benefits available for annuity contracts issued in connection with an individual retirement annuity plan or other tax-qualified retirement plan, are also generally available for other types of investments of tax-qualified plans, such as investments in mutual funds, equities and debt instruments. You should carefully consider whether the expenses under an annuity contract issued in connection with a tax-qualified plan, and the investment options, death benefits and lifetime annuity income options provided under such an annuity contract, are suitable for your needs and objectives.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?

ALLOCATION OF PREMIUM PAYMENTS

When you apply for your contract, you specify the investment options in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Servicing Office.

At any one time, you may invest in up to 10 of the available investment options. Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into an investment option that you are not then using counts as one "use" of an investment option, even if you had used that option at an earlier time.

TRANSFERRING YOUR ASSETS

You may transfer all or part of the assets held in one investment option to any other investment option within 30 days prior to the contract's date of maturity, up to the above-mentioned maximum of 18 investment options. During the annuity period, you may make transfers that will result in no more than 4 investment options being used at once.

To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any variable investment option in any contract year is $1,000,000.

The contracts are not designed for professional market timing organizations, or other persons or entities that use programmed or frequent transfers among the investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options, and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Under our current rules, we impose no charge on transfers but we do impose the following restrictions into and out of variable investment options:

      - No more than 12 such transfer requests will be processed in any contract year. In applying this restriction, any transfer request involving the transfer of assets into or out of multiple variable investment options will still count as only one request.

      - We will monitor your transfer requests to determine whether you have transferred account value into any variable investment option within 28 calendar days after you transferred account value out of that variable investment option (i.e., effected a "round trip"). If we determine that you have effected a round trip, you will be prohibited from effecting any further round trips with respect to any variable investment option for as long as the contract remains in effect.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under our dollar-cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

In addition, certain restrictions apply specifically to transfers involving the fixed investment option. You may NOT

      - transfer assets to or from the fixed investment option during the annuity period,

      - transfer or deposit (exclusive of the initial premium payment) more than $100,000 into the fixed investment option during a contract year,

      - make any transfers into the fixed investment option within six months of a transfer out of the fixed investment option,

      - transfer out of the fixed investment option more than once during a contract year and only on or within 30 days after the anniversary of your contract's issuance ("contract anniversary"),

      - transfer or deposit money into the fixed investment option after the 10th contract year, or

      - transfer out of the fixed investment option more than the greater of $500 or 20% of your assets in the fixed investment option in any one contract year.

PROCEDURE FOR TRANSFERRING YOUR ASSETS

You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the address shown on page 2. Your request should include

      -     your name,

      -     daytime telephone number,

      -     contract number,

      - the names of the investment options being transferred to and from each, and

      -     the amount of each transfer.

The request becomes effective on the day we receive your request, in proper form, at the John Hancock Annuity Servicing Office.

TELEPHONE AND FACSIMILE TRANSACTIONS

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning or by faxing us at the John Hancock Annuity Servicing Office. Any fax request should include your name, daytime telephone number, contract number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the contracts are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

DOLLAR-COST AVERAGING PROGRAM

You may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the dollar-cost averaging program:

      - you may elect the program only if the total value of your contract equals $20,000 or more,

      -     the amount of each transfer must equal at least $250,

      - you may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone,

      -     you may discontinue the program at any time,

      - the program continues until the earlier of (1) 12, 24, or 36 months (whichever you elect) or (2) full liquidation of the variable investment option from which we are taking the transfers,

      - automatic transfers to or from the fixed investment option are not permitted, and

      - you cannot elect the dollar-cost averaging program if you are participating in the systematic withdrawal plan.

We reserve the right to terminate the program at any time.

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge that compensates us primarily for mortality and expense risks that we assume under the contract. On an annual basis, this charge equals 1.15% of the value of the assets you have allocated to the variable investment options. (This charge does not apply to assets you have in our fixed investment option.)

In return for mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to a pay greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less.

ADMINISTRATIVE SERVICES CHARGE

We deduct a daily charge for administrative and clerical services that the contracts require us to provide. On an annual basis, this charge equals 0.35% of the value of the assets you have allocated to the variable investment options.

ANNUAL CONTRACT FEE

Prior to the date of maturity of your contract, we will deduct $30 each year from your contract if it has a total value of less than $10,000. We deduct this annual contract fee at the beginning of each contract year after the first. We also deduct it if you surrender your contract. We take the deduction proportionally from each investment option you are then using. However, we will not deduct any portion of the annual contract fee from the fixed investment option if such deduction would result in an accumulation of amounts allocated to the fixed investment option at less than the guaranteed minimum rate of 3%. In such case, we will deduct that portion of the contract fee proportionately from the other investment options you are using. We reserve the right to increase the annual contract fee to $50.

PREMIUM TAXES

We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

WITHDRAWAL CHARGE

If you withdraw some money from your contract prior to the date of maturity (a partial withdrawal) or if you surrender (turn in) your contract, in its entirety, for cash prior to the date of maturity (a total withdrawal or surrender), we may assess a withdrawal charge. We use this charge to help defray expenses relating to the sale of the contract, including commissions paid and other distribution costs.

Here's how we determine the charge: In any contract year, you may withdraw up to 10% of the total value of your contract (computed as of the beginning of the contract year) without the assessment of any withdrawal charge. We refer to this amount as the "free withdrawal amount." However, if the amount you withdraw or surrender totals more than the free withdrawal amount during the contract year, we will assess a withdrawal charge on any amount of the excess that we attribute to premium payments you made within seven years of the date of the withdrawal or surrender.

The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the premium to the date of its withdrawal, as shown in the Fee Tables.

Solely for purposes of determining the amount of the withdrawal charge, we assume that each withdrawal (together with any associated withdrawal charge) is a withdrawal first from the earliest premium payment, and then from the next earliest premium payment, and so forth until all payments have been exhausted. Once a premium payment has been considered to have been "withdrawn" under these procedures, that premium payment will not enter into any future withdrawal charge calculations. For this purpose, we also consider any amounts that we deduct for the annual contract charge to have been withdrawals of premium payments (which means that no withdrawal charge will ever be paid on those amounts).

The amount of any withdrawal that exceeds any remaining premium payments that have not already been considered as withdrawn will not be subject to any withdrawal charge. This means that no withdrawal charge will apply to any favorable investment experience that you have earned.

Here's how we deduct the withdrawal charge: We deduct the withdrawal charge proportionally from each investment option being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from a "Growth & Income" variable investment option and 40% from a money market variable investment option, then we will deduct 60% of the withdrawal charge from the Growth & Income option and 40% from the money market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other investment options, pro-rata based on the value in each. If your contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value.

You will find examples of how we compute the withdrawal charge in Appendix A to this prospectus.

When withdrawal charges don't apply: We don't assess a withdrawal charge in the following situations:

      - on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

      - on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

In addition, under our exchange offer program, certain pension plans may be eligible to exchange their contracts, without charge, for shares of certain mutual funds distributed by John Hancock Funds, LLC. Under the terms of the exchange offer, any remaining withdrawal charge applicable to any contract exchanged would be waived at the time of the exchange transaction. You can participate in the exchange offer only if your contract was purchased on behalf of either

      - a pension plan qualified under Section 401(k) of the Internal Revenue Code of 1986 or

      - a targeted benefit pension plan where plan assets are not allocated specifically as being for the account of individual plan participants.

The exchange offer was expected to remain open until March 1, 1999, but could be extended for particular offerees under special circumstances. Such extensions have occurred and may continue to occur for an indefinite period of time.

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

SURRENDERS AND PARTIAL WITHDRAWALS

Prior to your contract's date of maturity, if the annuitant is living, you may:

      - surrender your contract for a cash payment of its "surrender value," or

      -     make a partial withdrawal of the surrender value.

The surrender value of a contract is the total value of a contract, minus the annual contract fee and any applicable premium tax and withdrawal charges. We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the John Hancock Annuity Servicing Office.

Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page 24. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59-1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

We will deduct any partial withdrawal proportionally from each of your investment options based on the value in each, unless you direct otherwise.

Without our prior approval, you may not make a partial withdrawal

      -     for an amount less than $100, or

      - if the remaining total value of your contract would be less than $1,000.

If your "free withdrawal value" at any time is less than $100, you must withdraw that amount in full, in a single sum, before you make any other partial withdrawals. A partial withdrawal is not a loan and cannot be repaid. We reserve the right to terminate your contract if the value of your contract becomes zero.

You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

SYSTEMATIC WITHDRAWAL PLAN

Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. We will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. Each systematic withdrawal is subject to any withdrawal charge that would apply to an otherwise comparable non-systematic withdrawal. See "How will the value of my investment in the contract change over time?" beginning on page 10, and "What fees and charges will be deducted from my contract?" beginning on page 14. The same tax consequences also generally will apply.

The following conditions apply to systematic withdrawal plans:

      - you may elect the plan only if the total value of your contract equals $25,000 or more,

      - in any one contract year, you may not withdraw more than 10% of the total value of your contract at the beginning of the contract year,

      -     the amount of each systematic withdrawal must equal at least $100,

      - if the amount of each withdrawal drops below $100 or the total value of your contract becomes less that $5,000, we will suspend the plan and notify you,

      -     you may cancel the plan at any time,

      - you cannot elect this plan if you are participating in the dollar-cost averaging program.

We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

GUARANTEED MINIMUM DEATH BENEFIT

If the annuitant dies before your contract's date of maturity, we will pay a death benefit, that is the greatest of:

      (1)   the total value of your contract, or

      (2) the total amount of premium payments made, minus any partial withdrawals and related withdrawal charges, or

      (3) in states where permitted by law, the highest total value of your contract as of any third interval anniversary of your contract to date (preceding the anniversary nearest the annuitant's 81st birthday), plus any premium payments you have made since that anniversary, minus any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

We calculate the amounts in clauses (1) and (2) as of the day we receive, at the John Hancock Annuity Servicing Office:

      -     proof of the annuitant's death, and

      -     any required instructions as to method of settlement.

We calculate the amount in clause (3) as follows: On the third anniversary of your contract (and every third anniversary thereafter until the anniversary closest to the annuitant's 81st birthday), we compute the total value of your contract adjusting for premium payments and partial withdrawals since that anniversary. We compare that amount to amounts in clauses (1) and (2). The greatest of these three amounts forms a minimum which may increase on subsequent third interval anniversaries with favorable investment performance and additional premium payments but will never decrease unless partial withdrawals are taken.

Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options," beginning on page 22.

CAN I RETURN MY CONTRACT?

In most cases, you have the right to cancel your contract within 10 days (or longer in some states) after you receive it. To cancel your contract, simply deliver or mail it to:

      -     John Hancock at the address shown on page 2, or

      -     the John Hancock representative who delivered the contract to you.

In most states, you will receive a refund equal to the total value of your contract on the date of cancellation, increased by any charges for premium taxes deducted by us to that date. In some states, or if your contract was issued as an "IRA," you will receive a refund of any premiums you've paid. The date of cancellation will be the date we receive the contract.

ADDITIONAL INFORMATION

This section of the prospectus provides additional information that is not contained in the Basic Information section on pages 8 through 17.

Contents of this section                                                                 Starting on page
------------------------                                                                 ----------------
Description of John Hancock.......................................................              19

Who should purchase a contract....................................................              19

How we support the variable investment options....................................              20

Description of charges at the fund level..........................................              20

The accumulation period...........................................................              20

The annuity period................................................................              21

Variable investment option valuation procedures...................................              23

Distribution requirements following death of owner................................              23

Miscellaneous provisions..........................................................              24

Tax information...................................................................              24

Performance information...........................................................              31

Reports...........................................................................              32

Voting privileges.................................................................              32

Certain changes...................................................................              32

Distribution of contracts.........................................................              33

Experts...........................................................................              33

Registration statement............................................................              34

Condensed financial information...................................................              35

Appendix A - Examples of withdrawal charge calculation............................              38

Appendix B - Contract loans under Section 403(b) ("TSA loans")....................              40


DESCRIPTION OF JHLICO



We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and the District of Columbia. As of December 31, 2004, our assets were approximately $100 billion.


We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

WHO SHOULD PURCHASE A CONTRACT?

We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We also offer the contracts for purchase under:

      - traditional individual retirement annuity plans ("traditional IRAs") satisfying the requirements of Section 408 of the Code;

      -     SIMPLE IRA plans adopted under Section 408(p) of the Code;

      - Simplified Employee Pension plans ("SEPs") adopted under Section 408(k) of the Code; and

      - annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations.

We do not currently offer the contracts to every type of tax-qualified plan, and we may not offer the contracts for all types of tax-qualified plans in the future. In certain circumstances, we may make the contracts available for purchase under deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code or by pension or profit-sharing plans qualified under section 401(a) of the Code. We provide general federal income tax information for contracts purchased in connection with tax qualified retirement plans beginning on page 25.

When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "owner-employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

To accommodate "employer-related" pension and profit-sharing plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" pension or profit-sharing plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Servicing Office.

HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS

We hold the fund shares that support our variable investment options in John Hancock Variable Annuity Account V (the "Account"), a separate account established by John Hancock under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

The Account's assets, including the Series Fund's shares, belong to John Hancock. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

All of John Hancock's general assets also support John Hancock's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all John Hancock's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.


       PORTFOLIO              PORTFOLIO MANAGER                INVESTMENT DESCRIPTION
       ---------              -----------------                ----------------------
SMALL CAP GROWTH TRUST      Wellington Management   Seeks long-term capital appreciation by investing,
                            Company, LLP            under normal market conditions, primarily in small-cap
                                                    companies that are believed to offer above average
                                                    potential for growth in revenues and earnings.

MID CAP STOCK TRUST         Wellington Management   seeks long-term growth of capital by investing
                            Company, LLP            primarily in equity securities of mid-size companies
                                                    with significant capital appreciation potential.

INTERNATIONAL EQUITY        SSgA Funds              seeks to track the performance of a broad-based equity
INDEX TRUST B               Management, Inc.        index of foreign companies primarily in developed
                                                    countries and, to a lesser extent, in emerging market

       PORTFOLIO              PORTFOLIO MANAGER                INVESTMENT DESCRIPTION
       ---------              -----------------                ----------------------
                                                    countries by investing, under normal market conditions,
                                                    at least 80% of its assets in securities listed in the
                                                    Morgan Stanley Capital International All Country World
                                                    Excluding U.S. Index

OVERSEAS EQUITY TRUST       Capital Guardian        seeks long-term capital appreciation by investing,
                            Trust Company           under normal market conditions, at least 80% of its
                                                    assets in equity securities of companies outside the
                                                    U.S. in a diversified mix of large established and
                                                    medium-sized foreign companies located primarily in
                                                    developed countries and, to a lesser extent, in
                                                    emerging markets.

LARGE CAP GROWTH TRUST      Fidelity Management &   seeks long-term growth of capital by investing, under
                            Research Company        normal market conditions, at least 80% of its net
                                                    assets (plus any borrowings for investment purposes) in
                                                    equity securities of companies with large market
                                                    capitalizations.

BLUE CHIP GROWTH TRUST      T. Rowe Price           seeks to achieve long-term growth of capital (current
                            Associates, Inc.        income is a secondary objective) by investing, under
                                                    normal market conditions, at least 80% of the
                                                    portfolio's total assets in the common stocks of large
                                                    and medium-sized blue chip growth companies.  Many of
                                                    the stocks in the portfolio are expected to pay
                                                    dividends.

REAL ESTATE SECURITIES      Deutsche Asset          seeks to achieve a combination of long-term capital
TRUST                       Management Inc.         appreciation and current income by investing, under
                                                    normal market conditions, at least 80% of its net
                                                    assets (plus any borrowings for investment purposes) in
                                                    equity securities of real estate investment trusts
                                                    ("REITS") and real estate companies.

SMALL CAP VALUE TRUST       Wellington Management   seeks long-term capital appreciation by investing,
                            Company, LLP            under normal market conditions, at least 80% of its
                                                    assets in small-cap companies that are believed to be
                                                    undervalued by various measures and offer good
                                                    prospects for capital appreciation.

MID VALUE TRUST             T. Rowe Price           seek long-term capital appreciation by investing, under
                            Associates, Inc.        normal market conditions, primarily in a diversified
                                                    mix of common stocks of mid size U.S. companies that
                                                    are believed to be undervalued by various measures and
                                                    offer good prospects for capital appreciation.

GROWTH & INCOME II TRUST    Independence            seeks income and long-term capital appreciation by
                            Investment LLC          investing, under normal market conditions, primarily in
                                                    a diversified mix of common stocks of large U.S.
                                                    companies.

500 INDEX TRUST B           MFC Global Investment   seeks to approximate the aggregate total return of a
                            Management (U.S.A.)     broad U.S. domestic equity market index investing,
                            Limited                 under normal market conditions, at least 80% of its net
                                                    assets (plus any borrowings for investment purposes) in
                                                    (a) the common stocks that are included in the S & P
                                                    500 Index and (b) securities (which may or may not be
                                                    included in the S & P 500 Index) that MFC Global
                                                    (U.S.A.) believes as a group will behave in a manner
                                                    similar to the index.

EQUITY-INCOME TRUST         T. Rowe Price           seeks to provide substantial dividend income and also
                            Associates, Inc.        long-term capital appreciation by investing primarily
                                                    in dividend-paying common stocks, particularly of
                                                    established companies with favorable prospects for both
                                                    increasing dividends and capital appreciation.

MANAGED TRUST               Independence            seeks income and long-term capital appreciation by
                            Investment LLC          investing primarily in a diversified mix of: (a) common
                                                    stocks of large and mid sized U.S. companies, and (b)

       PORTFOLIO              PORTFOLIO MANAGER                INVESTMENT DESCRIPTION
       ---------              -----------------                ----------------------
                            Capital Guardian        bonds with an overall intermediate term average
                            Trust Company           maturity.

                            Declaration
                            Management & Research
                            LLC

HIGH YIELD TRUST            Saloman Brothers        seeks to realize an above-average total return over a
                            Asset Management Inc    market cycle of three to five years, consistent with
                                                    reasonable risk, by investing primarily in high yield
                                                    debt securities, including corporate bonds and other
                                                    fixed-income securities.

GLOBAL BOND TRUST           Pacific Investment      seeks to realize maximum total return, consistent with
                            Management Company      preservation of capital and prudent investment
                                                    management by investing the portfolio's assets
                                                    primarily in fixed income securities denominated in
                                                    major foreign currencies, baskets of foreign currencies
                                                    (such as the ECU), and the U.S. dollar.

BOND INDEX TRUST B          Declaration             seeks to track the performance of the Lehman Brothers
                            Management & Research   Aggregate Index (which represents the U.S. investment
                                                    grade bond market) by investing, under normal market
                                                    conditions, at least 80% of its assets in securities
                                                    listed in the Lehman Index.

ACTIVE BOND TRUST           Declaration             seek income and capital appreciation by investing at
                            Management & Research   least 80% of its assets in a diversified mix of debt
                            LLC                     securities and instruments.

                            John Hancock
                            Advisers, LLC

SHORT-TERM BOND TRUST       Declaration             Seeks income and capital appreciation by investing at
                            Management & Research   least 80% of its assets in a diversified mix of debt
                            LLC                     securities and instruments.

MONEY MARKET TRUST B        MFC Global Investment   Seeks to obtain maximum current income consistent with
                            Management (U.S.A.)     preservation of principal and liquidity by investing in
                            Limited                 high quality, U.S. Dollar denominated money market
                                                    instruments.



*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex USIndex" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.


DESCRIPTION OF CHARGES AT THE FUND LEVEL

The funds must pay investment management fees and other operating expenses. These fees and expenses, as shown in the fund expense table in the Fee Tables, are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

The figures for the funds shown in the fund expense table are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2003, except as indicated in the footnotes appearing at the end of the table. Expenses of the funds are not fixed or specified under the terms of the contract, and those expenses may vary from year to year.

THE ACCUMULATION PERIOD

YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS

Each premium payment or transfer that you allocate to a variable investment option purchases accumulation units of that variable investment option. Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

VALUATION OF ACCUMULATION UNITS

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                dollar amount of transaction

                                       DIVIDED BY

                value of one accumulation unit for the applicable variable investment option at the time of such transaction

The value of each accumulation unit will change daily depending upon the investment performance of the fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See "Variable investment option valuation procedures" on page 23.)

Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

                number of accumulation units in the variable investment options

                                     TIMES

                value of one accumulation unit for the applicable variable investment option that time

YOUR VALUE IN THE FIXED INVESTMENT OPTION

On any date, the total value of your contract in the fixed investment option equals:

      - the amount of premium payments or transferred amounts allocated to the fixed investment option, MINUS

      - the amount of any withdrawals or transfers paid out of the fixed investment option, PLUS

      - interest compounded daily on any amounts in the fixed investment option at the effective annual rate of interest we have declared, MINUS

      - the amount of any charges and fees deducted from the fixed investment option.

THE ANNUITY PERIOD

DATE OF MATURITY

Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract. Unless we otherwise permit, the date of maturity must be

      - at least 6 months after the date the first premium payment is applied to your contract and

      - no later than the maximum age specified in your contract (normally age 85).

Subject always to these requirements, you may subsequently select an earlier date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however. Also, if you are selecting or changing your date of maturity for a contract issued under a tax qualified plan, special limits apply. (See "Contracts purchased for a tax-qualified plan," beginning on page 25.)

CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS

During the annuity period, the total value of your contract must be allocated to no more than four investment options. During the annuity period, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH variable investment option.

We will generally apply (1) amounts allocated to the fixed investment option as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values, pro-rata based on the amount of the total value of your contract that you have in each.

Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

SELECTING AN ANNUITY OPTION

Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on page 22).

Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is less than $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits. Alternatively, if you agree, we will make payments at quarterly, semi-annual, or annual intervals in place of monthly payments.

Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if

      -     you have not made an election prior to the annuitant's death;

      - the beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

      - the beneficiary notifies us of the election prior to the date the proceeds become payable.

You may also elect to have the surrender value of your contract applied to an annuity option at the time of full surrender if your contract has been outstanding for at least 6 months. If the total value of your contract, at death or surrender, is less than $5,000, no annuity option will be available.

VARIABLE MONTHLY ANNUITY PAYMENTS

We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option.

HERE'S HOW IT WORKS:

      - we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

      - if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

      - if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

ASSUMED INVESTMENT RATE

The assumed investment rate for any variable portion of your annuity payments will be 3-1/2% per year, except as follows.

You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

FIXED MONTHLY ANNUITY PAYMENTS

The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then subtract any applicable premium tax charge and divide the difference by $1,000. We then multiply the result by the greater of

      - the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

      - the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

ANNUITY OPTIONS

Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

OPTION A - LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

OPTION B - LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

If the payee is more than 85 years old on the date of maturity, the following two options are not available:

      -     Option A: "life annuity with 5 years guaranteed" and

      - Option B: "life annuity without further payment on the death of payee."

VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. A business day is any date on which the New York Stock Exchange is open for regular trading. Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER

If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the adjacent box. In most cases, these provisions do not cause a problem if you are also the annuitant under your policy. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.

The Code imposes very similar distribution requirements on contracts used to fund tax-qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.

IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:

      - if the contract's designated beneficiary is your surviving spouse, your spouse may continue the contract in force as the owner.

      - if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the "entire interest" (as discussed below) in the contract on the date of your death must be:

      (1)   paid out in full within five years of your death or

      (2) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

If you are the last surviving annuitant, as well as the owner, the entire interest in the contract on the date of your death equals the death benefit that then becomes payable. If you are the owner but not the last surviving annuitant, the entire interest equals:

      - the surrender value if paid out in full within five years of your death, or

      - the total value of your contract applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN:

      - any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

MISCELLANEOUS PROVISIONS

ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY

To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the John Hancock Annuity Servicing Office. The contract designates the person you choose as beneficiary. You may change the beneficiary by written notice no later than receipt of due proof of the death of the annuitant. Changes of owner or beneficiary will take effect whether or not you or the annuitant is then alive. However, these changes are subject to:

      -     the rights of any assignees of record,

      -     any action taken prior to receipt of the notice, and

      -     certain other conditions.

An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.


TAX INFORMATION



OUR INCOME TAXES



We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.



The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.



SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS



If you have elected an optional death benefit rider, it is our understanding that the charges relating to these riders are not subject to current taxation. The Internal Revenue Service ("IRS") might take the position, however, that each charge associated with this rider is deemed a partial withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature distributions from annuities. We understand that you are not prevented from adding any of our optional death benefit riders to your contract if it is issued as an IRA. However, the law is unclear because IRAs generally may not invest in "life insurance contracts." Therefore, it is possible that a contract may be disqualified as an IRA if it has an optional death benefit rider added to it. If so, you may be subject to increased taxes.



At present, the IRS has not provided guidance as to the tax effect of adding an optional Accumulated Value Enhancement rider or the optional waiver of withdrawal charge rider to an annuity contract. The IRS might take the position that each charge associated with this rider is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report rider charges as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a competent tax adviser before electing any of these optional benefit riders.



CONTRACTS NOT PURCHASED TO FUND A TAX QUALIFIED PLAN



UNDISTRIBUTED GAINS



We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you. However, a contract owned other than by a natural person (e.g., corporations, partnerships, limited liability companies and other such entities) does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned. In addition, any portion of your contract value that you borrow or pledge will be taxable to the extent of gain in the contract at that time.



ANNUITY PAYMENTS



When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to you, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.



SURRENDERS, WITHDRAWALS AND DEATH BENEFITS



If we pay the entire value of your contract in a lump sum when we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a lump sum payment can occur, for example, if you surrender your contract before the date of maturity or if no annuity payment option is selected for a death benefit payment.



When you take a partial withdrawal from a contract before the date of maturity, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If on the date of withdrawal, the total value of your contract exceeds the investment in the contract, the excess will be considered "gain" and the withdrawal will be taxable as ordinary income up to the amount of such "gain." Taxable withdrawals may also be subject to the special penalty tax for premature withdrawals as explained below. When only the investment in the contract remains, any subsequent withdrawal made before the date of maturity will be a tax-free return of investment. If you assign or pledge any part of your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by John Hancock or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.



All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your "investment in the contract."



Under the Code, an annuity must provide for certain required distributions. For example, if the owner dies on or after the maturity date, and before the entire annuity value has been paid, the remaining value must be distributed at least as rapidly as under the method of distribution being used at the date of the owner's death. We discuss other distribution requirements in the preceding section entitled "Distribution following death of owner."



PENALTY FOR PREMATURE WITHDRAWALS



The taxable portion of any withdrawal, single sum payment and certain death benefit payments may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59-1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).



SPECIAL CONSIDERATIONS FOR PUERTO RICO ANNUITY CONTRACTS



Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") are treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the contract and the annuitant's life expectancy. Generally, Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully. If you are a resident of Puerto Rico, you should consult a competent tax adviser before purchasing an annuity contract.



DIVERSIFICATION REQUIREMENTS



Each of the funds of the Series Funds intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.



CONTRACTS PURCHASED FOR A TAX QUALIFIED PLAN



We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a tax-qualified plan, and contains rules to limit the amount you can contribute to all of your tax-qualified plans. Trustees and administrators of tax qualified plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from tax qualified plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.



The Code generally requires tax-qualified plans (other than Roth IRAs) to begin making annual distributions of at least a minimum amount each year after a specified point. For example, minimum distributions to an employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee reaches age 70-1/2 or, if later, retires. On the other hand, distributions from a traditional IRA, SIMPLE IRA or SEP IRA must begin no later than April 1 of the year following the year in which the contract owner attains age 70-1/2. The minimum amount of a distribution and the time when distributions start will vary by plan.



TAX-FREE ROLLOVERS



If permitted under your plans, you may make a tax-free rollover from:



      -     a traditional IRA to another traditional IRA,



      - a traditional IRA to another tax-qualified plan, including a Section 403(b) plan



      - any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA,



      - any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax exempt organization) to another tax-qualified plan, including a roll-over of amounts from your prior plan derived from your "after-tax" contributions from "involuntary" distributions,



      - a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization and



      - a traditional IRA to a Roth IRA, subject to special restrictions discussed below.



In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse' plan.



TRADITIONAL IRAs



ANNUAL CONTRIBUTION LIMIT. traditional individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of:



      -     100% of compensation includable in your gross income, or



      - the IRA annual limit for that tax year. For tax years beginning in 2002, 2003 and 2004, the annual limit is $3,000 per year. For tax years beginning in 2005, 2006 and 2007, the annual limit is $4,000 per year and, for the tax year beginning in 2008, the annual limit is $5,000. After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.



CATCH-UP CONTRIBUTIONS. An IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.



SPOUSAL IRA. You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation).



DEDUCTIBILITY OF CONTRIBUTIONS. You may be entitled to a full deduction, a partial deduction or no deduction for your traditional IRA contribution on your federal income tax return.

The amount of your deduction is based on the following factors:



      - whether you or your spouse is an active participant in an employer sponsored retirement plan,



      -     your federal income tax filing status, and



      -     your "Modified Adjusted Gross Income."



Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.



DISTRIBUTIONS. In general, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59-1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.



The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70-1/2.



ROTH IRAs



ANNUAL CONTRIBUTION LIMIT. A Roth IRA is a type of non-deductible IRA. In general, you may make purchase payments of up to the IRA annual limit ($3,000 per year for tax years beginning in 2002, 2003 and 2004; $4,000 per year for tax years beginning in 2005, 2006 and 2007, and $5,000 for the tax year beginning in
2008). After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.



The IRA annual limit for contributions to a Roth IRA phases out (i.e., is reduced) for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.



CATCH-UP CONTRIBUTIONS. A Roth IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.



SPOUSAL IRA. You may also purchase a Roth IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation), subject to the phase-out rules discussed above.



DISTRIBUTIONS. If you hold your Roth IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:



      -     after you reach age 59-1/2,



      -     on your death or disability, or



      - to qualified first-time home buyers (not to exceed a lifetime limitation of $10,000) as specified in the Code.



The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax (unless certain exceptions apply as specified in Code section 72(t).



CONVERSION TO A ROTH IRA. You can convert a traditional IRA to a Roth IRA, unless



      -     you have adjusted gross income over $100,000, or



      -     you are a married taxpayer filing a separate return.



The Roth IRA annual contribution limit does not apply to converted amounts.



You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

SIMPLE IRA PLANS



In general, a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. As an eligible employee of the business, you may make pre-tax contributions to the SIMPLE IRA plan. You may specify the percentage of compensation that you want to contribute under a qualified salary reduction arrangement, provided the amount does not exceed the SIMPLE IRA annual contribution limit. The SIMPLE IRA annual limit is $7,000 for tax years beginning in 2002, $8,000 for 2003, $9,000 for 2004, and $10,000 for 2005. After
that, the annual limit is indexed for inflation in $500 increments as provided in the Code. Your employer must elect to make a matching contribution of up to 3% of your compensation or a non-elective contribution equal to 2% of your compensation.



CATCH-UP CONTRIBUTIONS. A SIMPLE IRA holder age 50 or older may increase contributions of compensation by an amount up to $500 for tax years beginning in 2002, $1,000 for 2003, $1,500 for 2004, $2,000 for 2005 and $2,500 for 2006.
After that, for tax years beginning in 2007, the SIMPLE IRA catch-up contribution limit is indexed annually for inflation in $500 increments as provided in the Code.



DISTRIBUTIONS. The requirements for minimum distributions from a SIMPLE IRA retirement plan, and rules on taxation of distributions from a SIMPLE retirement plan, are generally the same as those discussed above for distributions from a traditional IRA.



SIMPLIFIED EMPLOYEE PENSION PLANS (SEPs)



SEPs are employer sponsored plans that may accept an expanded rate of contributions from one or more employers. Employer contributions are flexible, subject to certain limits under the Code, and are made entirely by the business owner directly to a SEP-IRA owned by the employee. Contributions are tax-deductible by the business owner and are not includable in income by employees until withdrawn. The maximum deductible amount that may be contributed to a SEP is 25% of compensation, up to the SEP compensation limit specified in the Code for the year ($200,000 for the year 2002) with a cap of $40,000.



DISTRIBUTIONS. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.



SECTION 403(b) PLANS



Under these tax-sheltered annuity arrangements, public school systems and certain tax-exempt organizations can make premium payments into "403(b) contracts" owned by their employees that are not taxable currently to the employee.



ANNUAL CONTRIBUTION LIMIT. In general, the amount of the non-taxable contributions made for a 403(b) contract each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit" (see "Elective Deferral Limits," below). The annual contribution limit is subject to certain other limits described in
Section 415 of the Code and the regulations thereunder. Special rules apply for certain organizations that permit participants to increase their elective deferrals.



CATCH-UP CONTRIBUTIONS. A Section 403(b) plan participant age 50 or older may increase contributions to a 403(b) plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)



DISTRIBUTIONS. When we make payments from a 403(b) contract on surrender of the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income. Moreover, the Code prohibits distributions from a 403(b) contract before the employee reaches age 59-1/2, except:



      -     on the employee's separation from service, death, or disability,



      - with respect to distributions of assets held under a 403(b) contract as of December 31, 1988, and



      - transfers and exchanges to other products that qualify under Section 403(b).



Minimum distributions under a 403(b) contract must begin no later than April 1 of the year following the year in which the employee reaches age 70-1/2 or, if later, retires.



PENSION AND PROFIT SHARING PLANS QUALIFIED UNDER SECTION 401(a)



In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."



Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.



The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. Favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.



Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee (except an employee who is a "5-percent owner" as defined in Code section 416) reaches age 70-1/2 or, if later, retires.



"TOP-HEAVY" PLANS



Certain plans may fall within the definition of "top-heavy plans" under Section 416 of the Code. This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.



SECTION 457 DEFERRED COMPENSATION PLANS



Under the provisions of Section 457 of the Code, you can exclude a portion of your compensation from gross income if you participate in a deferred compensation plan maintained by:



      -     a state,



      -     a political subdivision of a state,



      - an agency or instrumentality or a state or political subdivision of a state, or



      -     a tax-exempt organization.



As a "participant" in such a deferred compensation plan, any amounts you exclude (and any income on such amounts) will be includible in gross income only for the taxable year in which such amounts are paid or otherwise made available to the annuitant or other payee.



The deferred compensation plan must satisfy several conditions, including the following:



      - the plan must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency), and



      - all compensation deferred under the plan shall remain solely the employer's property and may be subject to the claims of its creditors.



ANNUAL CONTRIBUTION LIMIT. The amount of the non-taxable contributions made for a Section 457 plan each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit," and is subject to certain other limits described in Section 402(g) of the Code. (See "Elective Deferral Limits," below.)



CATCH-UP CONTRIBUTIONS. A 457 plan participant age 50 or older may increase contributions to a 457 plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)



DISTRIBUTIONS. When we make payments under your contract in the form of an annuity, or in a single sum such as on surrender, withdrawal or death of the annuitant, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70-1/2 or, if later, retires.



ELECTIVE DEFERRAL LIMITS



A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" may elect annually to defer current compensation so that it can be contributed to the applicable plan or plans. The annual elective deferral limit is $11,000 for tax years beginning in 2002, $12,000 for 2003, $13,000 for 2004, $14,000 for 2005 and $15,000 for 2006. After
that, for the tax years beginning in 2007, 2008 and 2009, the annual elective deferral limit is indexed for inflation in $500 increments as provided in the Code.



ELECTIVE CATCH-UP LIMITS



A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" who is age 50 or older may increase contributions by an amount up to $1,000 for tax years beginning in 2002, $2,000 for 2003, $3,000 for 2004, $4,000 for 2005 and $5,000 for 2006. After that, for the
tax years beginning in 2007, the elective catch-up contribution limit is indexed for inflation in $500 increments as provided in the Code.



WITHHOLDING ON ROLLOVER DISTRIBUTIONS



The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.



PUERTO RICO ANNUITY CONTRACTS PURCHASED TO FUND A TAX-QUALIFIED PLAN



The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States with respect to the various "tax qualified" plans described above. Although we may offer variable annuity contracts in Puerto Rico in connection with "tax qualified" plans, the text of the prospectus under the subsection "Contracts purchased for a tax qualified plan" is inapplicable in Puerto Rico and should be disregarded.



SEE YOUR OWN TAX ADVISER



The above description of Federal income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate tax and gift tax or state tax consequences. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should consult a qualified tax adviser.


PERFORMANCE INFORMATION

We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option.

Total return at the Account level is the percentage change between:

      - the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

      -     the value at the end of such period.

At the Account level, total return reflects adjustments for:

      -     the mortality and expense risk charges,

      -     the administrative charge,

      -     the annual contract fee, and

      - any withdrawal charge payable if the owner surrenders his contract at the end of the relevant period.

Total return at the Account level does not, however, reflect any premium tax charges. Total return at the Account level will be lower than that at the Series Fund level where comparable charges are not deducted.

We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is the same as the standard format, except that it will not reflect any withdrawal charge or annual contract fee and it may be for additional durations.

We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current yield refers to the income earned on your investment in the Money Market investment option over a 7-day period an then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax or any withdrawal charge.

REPORTS

At least semi-annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Series Fund.

VOTING PRIVILEGES

At meetings of the Series Fund's shareholders, we will generally vote all the shares of each fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

CERTAIN CHANGES

CHANGES TO THE ACCOUNT

We reserve the right, subject to applicable law, including any required shareholder approval,

      - to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

      -     to add or delete variable investment options,

      -     to change the underlying investment vehicles,

      -     to operate the Account in any form permitted by law, and

      - to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES

We may allow a reduction in or the elimination of any contract charges, or an increase in a credited interest rate for a guarantee period. The affected contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the contracts.

The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

      -     the size of the initial premium payment,

      -     the size of the group or class,

      - the total amount of premium payments expected to be received from the group or class and the manner in which the premium payments are remitted,

      - the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

      - the purpose for which the contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

      - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or rates will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

'
DISTRIBUTION OF CONTRACTS

Signator Investors, Inc. ("Signator"), formerly John Hancock Distributors, Inc., acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Its address is 197 Clarendon Street, Boston, Massachusetts 02116. Signator is a subsidiary of John Hancock.

You can purchase a contract either through a Signator registered representative or through other broker-dealers whose representatives are authorized by applicable law to sell annuity products. We do not expect the compensation to such broker-dealers to exceed 6.0% of premium payments. Signator compensates its registered representatives for sales of the contracts on a commission and fee service basis. We, in turn, reimburse Signator for direct and indirect expenses actually incurred in connection with the marketing and sales of these contracts. We offer these contracts on a continuous basis, but neither John Hancock nor Signator is obligated to sell any particular amount of contracts.

Signator representatives may receive additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of contracts issued by us. From time to time, Signator, at its expense, may also provide significant additional amounts to broker dealers or other financial services firms which sell or arrange for the sale of the contracts. Such compensation may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may be motivated to sell our contracts instead of contracts issued by other insurance companies.

EXPERTS

Ernst & Young LLP, independent auditors, have audited the consolidated financial statements and schedules of John Hancock Life Insurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of the Account at December 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. These financial statements are included in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

REGISTRATION STATEMENT

This prospectus omits certain information contained in the registration statement that we filed with the SEC. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).


Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:

APPENDIX A: SPECIAL TERMS



We define or explain each of the following key words used in this prospectus on the pages shown below:



KEY WORD                                                                  PAGE
---------------------------------------------------------------------    ------
Accumulation units...................................................       20
Annuitant............................................................        9
Annuity payments.....................................................       11
Annuity period.......................................................       11
Contract year........................................................        9
Date of issue........................................................        9
Date of maturity.....................................................       21
Free withdrawal amount...............................................       15
Funds................................................................        2
Fixed investment option..............................................        2
Investment options...................................................        2
Premium payments.....................................................        9
Surrender............................................................       15
Surrender value......................................................       16
Variable investment options..........................................    cover
Withdrawal...........................................................       15
Withdrawal charge....................................................       15


                                                                       PAGE OF SAI
Distribution...........................................................     2

CALCULATION OF PERFORMANCE DATA........................................     2

OTHER PERFORMANCE INFORMATION..........................................     3

CALCULATION OF ANNUITY PAYMENTS........................................     4

ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES...................     5

PURCHASES AND REDEMPTIONS OF FUND SHARES...............................     6

THE ACCOUNT............................................................     6

DELAY OF CERTAIN PAYMENTS..............................................     7

LIABILITY FOR TELEPHONE TRANSFERS......................................     7

VOTING PRIVILEGES......................................................     7

FINANCIAL STATEMENTS...................................................     9

              APPENDIX A - EXAMPLE OF WITHDRAWAL CHARGE CALCULATION

Assume the Following Facts:

      - On January 1, 1996, you make a $5000 initial premium payment and we issue you a contract.

      -     On January 1, 1997, you make a $1000 premium payment

      -     On January 1, 1998, you make a $1000 premium payment.

      - On January 1, 1999, the total value of your contract is $9000 because of good investment earnings.

Now assume you make a partial withdrawal of $6000 (no tax withholding) on January 2, 1999. In this case, assuming no prior withdrawals, we would deduct a CDSL of $399.89. We withdraw a total of $6,399.98 from your contract.

          $ 6,000.00  --  withdrawal request payable to you
          +   399.89  --  withdrawal charge payable to us
          ----------
          $ 6,399.89  --  total amount withdrawn from your contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

   (1) We first reduce your $5,000 INITIAL PREMIUM PAYMENT by the three annual $30 contract fees we assessed on January 1, 1997, 1998, and 1999. We withdraw the remaining $4910 from your contract.

          $ 5,000
          -    30  --  1997 contract fee payable to us
          -    30  --  1998 contract fee payable to us
          -    30  --  1999 contract fee payable to us
          -------
          $ 4,910  --  amount of your initial premium payment we would consider to be withdrawn

Under the free withdrawal provision, we deduct 10% of the total value of your contract at the beginning of the contract year, or $900 (.10 x $9000). We pay the $900 to you as part of your withdrawal request, and we assess a withdrawal charge on the remaining balance of $4010. Because you made the initial premium payment 3 years ago, the withdrawal charge percentage is 7%. We deduct the resulting $280.70 from your contract to cover the withdrawal charge on your initial premium payment. We pay the remainder of $3729.30 to you as a part of your withdrawal request.

          $ 4,910.00
          -   900.00  --  free withdrawal amount (payable to you)
          ----------
          $ 4,010.00
          x      .07
          ----------
          $   280.70  --  withdrawal charge on initial premium payment (payable to us)

          $ 4,010.00
          -   280.70
          ----------
          $ 3,729.30  --  part of withdrawal request payable to you

   (2) We NEXT deem the entire amount of your 1997 PREMIUM PAYMENT to be withdrawn and we assess a withdrawal charge on that $1000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 8%. We deduct the resulting $80 from your contract to cover the withdrawal charge on your 1997 premium payment. We pay the remainder of $920 to you as a part of your withdrawal request.

          $   1,000
          x     .08
          ----------
          $      80  --  withdrawal charge on 1997 premium payment (payable to us)

          $   1,000
          -      80
          ----------
          $     920  --  part of withdrawal request payable to you

   (3) We NEXT determine what additional amount we need to withdraw to provide you with the total $6000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free withdrawal amount, $3729.30 from your initial premium payment, and $920 from your 1998 PREMIUM PAYMENT. Therefore, $450.70 is needed to reach $6000.

          $  6,000.00  --  total withdrawal amount requested
          -    900.00  --  free withdrawal amount
          -  3,729.30  --  payment deemed from initial premium payment
          -    920.00  --  payment deemed from 1997 premium payment
          -----------
          $    450.70   --  additional payment to you needed to reach $6000

We know that the withdrawal charge percentage for this remaining amount is 8%, because you are already deemed to have withdrawn all premiums you paid prior to 1998. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

           $  450.70      =   x - [.08x]
           $  450.70      =   .92x
           $  450.70/.92  =   x
           $  489.89      =   x

           $  489.89      --  deemed withdrawn from 1998 premium payment
          -$  450.70      --  part of withdrawal request payable to you
          ----------
           $   39.19      --  withdrawal charge on 1998 premium deemed withdrawn
                              (payable to us)

           $  280.70      --  withdrawal charge on the INITIAL PREMIUM PAYMENT
          +$   80.00      --  withdrawal charge on the 1997 PREMIUM PAYMENT
          -$   39.19      --  withdrawal charge on the 1998 PREMIUM PAYMENT
          ----------
           $  399.89      --  Total withdrawal charge

                APPENDIX B - CONTRACT LOANS UNDER SECTION 403(b)
                                  ("TSA LOANS")

Any loan under this section will be secured by a security interest in your contract. The loan amount must be at least $2,500 and may not, on the date of the loan (defined below), exceed the lesser of

      -     50% of the total value of your contract,

      -     $50,000 or

      - the sum of 100% of the total value of your contract invested in the variable investment options and 20% of the total value of your contract invested in the fixed investment option.

We will deduct that portion of the loan amount up to 20% of the total value of your contract on the date of the loan proportionately from each investment option you are then using. We will deduct any amount in excess of 20% of the total value of your contract on the date of the loan proportionately from each VARIABLE investment option you are then using.

On the date of the loan, we will transfer the total loan amount to the loan collateral account. This account is held in John Hancock's general investment account and accrues interest at an described below. We transfer the interest accrued on the loan collateral account back to the investment options on each contract anniversary in the same proportion as your investment options are then allocated.

The DATE OF THE LOAN will be the business date on which we receive at the John Hancock Annuity Servicing Office all the necessary documentation assigning your contract as the security for the loan. If such receipt occurs on a date on which we do not value shares, then the date of the loan will be the next business day following such receipt on which we do value shares.

We determine the LOAN INTEREST RATE for this contract annually. We make such determination in the calendar month immediately preceding the calendar month in which your contract anniversary occurs. We apply the loan interest rate to any loan made during the calendar year following the date we determine the loan interest rate. Except as otherwise required by applicable state law, we will not set a rate in excess of the greater of

      - Moody's Corporate Bond Yield Average - Monthly Average Corporates (as published by Moody's Investors Service), or any successor thereto, for the calendar month which is two months before the month in which the date we determine the loan interest rate, or

      -     5%.

If Moody's Investors Service no longer publishes this average, John Hancock reserves the right to select a substitute that it deems appropriate, subject to applicable law, regulation, or other state requirement. When a new rate is determined,

      - we may increase the previous rate if the increase would be at least 1/2%, and

      -     we may reduce the previous rate if the decrease would be at least
            1/2%.

We will notify you of the applicable loan interest rate at the time you make the loan. The loan interest rate for any given loan will be fixed for the entire loan period. Accrued interest on the loan will be added daily and will bear interest from that date at the loan interest rate.

Repayment of principal and interest will be amortized in level installments payable no less frequently than quarterly over a period of no more than five years, except as provided by law. Prior to the first installment date, we will provide you with the repayment due dates and installment amounts in a repayment schedule. The principal portion of each loan repayment will be transferred back to the investment options in the same proportion as your investment options are then allocated.

Prepayment of the entire loan is permitted. In addition, loan prepayments in excess of regularly scheduled prepayments that do not repay the entire LOAN BALANCE (outstanding loan amount plus loan interest accrued to date) will be applied to reduce the length of the loan. Such excess loan repayments do not replace the regularly scheduled loan payments.

If you fail to make a scheduled loan repayment within 90 calendar days after the repayment due date, the loan balance or such other amount as required by applicable law shall then be considered in default. To the extent the total value of your contract contains (1) salary reduction contributions made on or before December 31, 1988 and (2) earnings credited on such contributions on or before such date at the time of default (together referred to as "pre-1988 " with regard to the default. We will withdraw from the total value of your contract an amount equal to the amount in default with respect to such pre-1988 contributions (including withdrawal charges and any accrued and unpaid interest to the date of the default). To the extent that the amount in default exceeds the amount of pre-1988 contributions, we will make no actual foreclosure on the loan security

      - until the earliest of your attaining age 59-1/2, separation from service, death, or becoming disabled (as defined in Section 72(m)(7) of the Code), and

      - unless, prior to the occurrence of such event, the excess is deemed a distribution reportable you.

If you surrender your contract while there is an outstanding loan balance or, if the annuitant dies while there is an outstanding loan balance, we will determine an amount (positive or negative) by subtracting the outstanding loan balance from the loan collateral account as of the date of surrender or death. If such amount is positive, we will add it to the surrender value or death benefit, as applicable. If the amount is negative, we will subtract it from the surrender value or death benefit, as applicable. If, at any time, the surrender value exceeds the loan collateral account, your loan will be subject to certain excessive loan balance provisions set forth in your loan agreement.

Because the Federal tax laws governing contract loans are very complex and confusing, you should consult a qualified tax adviser before applying for a contract loan.

                         CONDENSED FINANCIAL INFORMATION

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

The following table provides selected data for Independence Preferred accumulation shares for each investment option that was available during the period shown.

                                                                   YEAR          YEAR          YEAR          YEAR          YEAR
                                                                   ENDED         ENDED         ENDED         ENDED         ENDED
                                                                  DEC. 31       DEC. 31       DEC. 31       DEC. 31       DEC. 31
                                                                   2004          2003          2002          2001          2000
                                                                   ----          ----          ----          ----          ----
EQUITY INDEX
Accumulation Share Value:
    Beginning of period (Note 1) ............................   $     16.78   $     13.26   $     17.33   $     19.98   $     22.33
    End of period ...........................................   $     18.30   $     16.78   $     13.26   $     17.33   $     19.98
Number of Accumulation Shares outstanding at end of period ..       363,178       405,776       464,009       573,145       998,270
LARGE CAP VALUE
Accumulation Share Value:
    Beginning of period (Note 1) ............................   $     18.34   $     14.84   $     17.36   $     17.41   $     15.64
    End of Period ...........................................   $     20.78   $     18.34   $     14.84   $     17.36   $     17.41
Number of Accumulation Shares outstanding at end of period ..       287,704       366,383       391,540       483,999       771,609
FUNDAMENTAL VALUE B (formerly "Large Cap Value CORE(SM)")
(Effective November 1, 2004, merged into "Fundamental Value")
Accumulation Share Value:
    Beginning of period (Note 3) ............................   $     10.11   $      7.96   $      9.88   $     10.53   $     10.00
    End of Period ...........................................   $     10.79   $     10.11   $      7.96   $      9.88   $     10.53
Number of Accumulation Shares outstanding at end of period ..            --        14,101        10,460         1,653         6,443
LARGE CAP GROWTH
Accumulation Share Value:
    Beginning of period .....................................   $     18.64   $     15.07   $     21.19   $     26.09   $     32.25
    End of period ...........................................   $     19.16   $     18.64   $     15.07   $     21.19   $     26.09
Number of Accumulation Shares outstanding at end of period ..       719,032       850,816       955,843     1,195,142     2,203,127
LARGE CAP GROWTH B (formerly "Large Cap Aggressive Growth")
(Effective November 1, 2004, merged into "Large Cap Growth")
Accumulation Share Value:
    Beginning of period (Note 3) ............................   $      5.76   $      4.44   $      6.57   $      7.82   $     10.00
    End of Period ...........................................   $      5.49   $      5.76   $      4.44   $      6.57   $      7.82
Number of Accumulation Shares outstanding at end of period ..            --         2,232         3,305         4,226         5,560
GROWTH & INCOME
Accumulation share value:
    Beginning of period .....................................   $     19.42   $     15.86   $     20.68   $     24.83   $     29.01
    End of period ...........................................   $     21.23   $     19.42   $     15.86   $     20.68   $     24.83
Number of Accumulation Shares outstanding at end of period ..     1,573,678     1,829,733     2,170,227     2,666,992     4,980,664
FUNDAMENTAL VALUE
Accumulation Share Value:
    Beginning of period (Note 3) ............................   $     10.64   $      8.39   $     10.31   $     11.26   $     10.00
    End of period ...........................................   $     12.12   $     10.64   $      8.39   $     10.31   $     11.26
Number of Accumulation Shares outstanding at end of period ..       227,936       261,401       295,984       366,924         3,218

                                                                   YEAR          YEAR          YEAR          YEAR          YEAR
                                                                   ENDED         ENDED         ENDED         ENDED         ENDED
                                                                  DEC. 31       DEC. 31       DEC. 31       DEC. 31       DEC. 31
                                                                   1999          1998          1997          1996          1995
                                                                   ----          ----          ----          ----          ----
EQUITY INDEX
Accumulation Share Value:
    Beginning of period (Note 1) ............................   $     18.72   $     14.79   $     11.31   $     10.00            --
    End of period ...........................................   $     22.33   $     18.72   $     14.79   $     11.31            --
Number of Accumulation Shares outstanding at end of period ..     1,067,064     1,002,128       685,246       125,245            --
LARGE CAP VALUE
Accumulation Share Value:
    Beginning of period (Note 1) ............................   $     15.37   $     14.28   $     11.28   $     10.00            --
    End of Period ...........................................   $     15.64   $     15.37   $     14.28   $     11.28            --
Number of Accumulation Shares outstanding at end of period ..       831,061       902,022       668,796       244,514            --
FUNDAMENTAL VALUE B (formerly "Large Cap Value CORE(SM)")
(Effective November 1, 2004, merged into "Fundamental Value")
Accumulation Share Value:
    Beginning of period (Note 3) ............................            --            --            --            --            --
    End of Period ...........................................            --            --            --            --            --
Number of Accumulation Shares outstanding at end of period ..            --            --            --            --            --
LARGE CAP GROWTH
Accumulation Share Value:
    Beginning of period .....................................   $     26.39   $     19.20   $     14.88   $     12.77   $     10.00
    End of period ...........................................   $     32.25   $     26.39   $     19.20   $     14.88   $     12.77
Number of Accumulation Shares outstanding at end of period ..     2,259,553     2,363,780     2,074,430     1,504,358        646,86
LARGE CAP GROWTH B (formerly "Large Cap Aggressive Growth")
(Effective November 1, 2004, merged into "Large Cap Growth")
Accumulation Share Value:
    Beginning of period (Note 3) ............................            --            --            --            --            --
    End of Period ...........................................            --            --            --            --            --
Number of Accumulation Shares outstanding at end of period ..            --            --            --            --            --
GROWTH & INCOME
Accumulation share value:
    Beginning of period .....................................   $     25.34   $     19.75   $     15.44   $     13.24   $     10.00
    End of period ...........................................   $     29.01   $     25.34   $     19.75   $     15.44   $     13.24
Number of Accumulation Shares outstanding at end of period ..     5,623,470     6,027,797     5,327,037     3,891,413     1,659,869
FUNDAMENTAL VALUE
Accumulation Share Value:
    Beginning of period (Note 3) ............................            --            --            --            --            --
    End of period ...........................................            --            --            --            --            --
Number of Accumulation Shares outstanding at end of period ..            --            --            --            --            --

                                                                   YEAR          YEAR          YEAR          YEAR          YEAR
                                                                   ENDED         ENDED         ENDED         ENDED         ENDED
                                                                  DEC. 31       DEC. 31       DEC. 31       DEC. 31       DEC. 31
                                                                   2004          2003          2002          2001          2000
                                                                   ----          ----          ----          ----          ----
EARNINGS GROWTH
Accumulation Share Value:
    Beginning of period (Note 1) ............................   $     11.07   $      9.00   $     13.52   $     21.76   $     34.44
    End of Period ...........................................   $     11.19   $     11.07   $      9.00   $     13.52   $     21.76
Number of Accumulation Shares outstanding at end of period ..       272,736       370,037       416,462       533,563     1,110,238
FUNDAMENTAL GROWTH
(Effective November 1, 2004, merged into "Large Cap Growth")
Accumulation Share Value:
    Beginning of period Note 3) .............................   $      5.34   $      4.11   $      5.99   $      8.98   $     10.00
    End of period ...........................................   $      5.08   $      5.34   $      4.11   $      5.99   $      8.98
Number of Accumulation Shares outstanding at end of period ..            --        12,196         8,255        18,015        76,198
MID CAP VALUE B (formerly "Small/Mid Cap CORE(SM)")
Accumulation Share Value:
    Beginning of period (Note 2) ............................   $     15.49   $     10.83   $     12.96   $     13.09   $     12.70
    End of period ...........................................   $     18.12   $     15.49   $     10.83   $     12.96   $     13.09
Number of Accumulation Shares outstanding at end of period ..        18,719        25,310        15,841         5,949        29,315
MID CAP GROWTH (formerly "Small/Mid Cap Growth")
Accumulation Share Value:
    Beginning of period .....................................   $     22.98   $     15.89   $     20.45   $     20.18   $     18.75
    End of period ...........................................   $     25.28   $     22.98   $     15.89   $     20.45   $     20.18
Number of Accumulation Shares outstanding at end of period ..       418,041       497,988       575,858       696,377     1,185,286
SMALL CAP VALUE
Accumulation Share Value:
    Beginning of period(Note 3) .............................   $     16.73   $     12.31   $     13.35   $     11.38   $     10.00
    End of period ...........................................   $     20.66   $     16.73   $     12.31   $     13.35   $     11.38
Number of Accumulation Shares outstanding at end of period ..        75,711        82,267        77,505        91,457       149,960
SMALL CAP GROWTH
(Effective November 1, 2004, merged into "Small Cap
 Emerging Growth")

Accumulation Share Value:
    Beginning of period (Note 1) ............................   $     12.16   $      9.65   $     13.99   $     16.25   $     20.99
    End of period ...........................................   $     12.01   $     12.16   $      9.65   $     13.99   $     16.25
Number of Accumulation Shares outstanding at end of period ..            --       279,531       286,656       385,307       880,918
SMALL CAP EMERGING GROWTH
Accumulation Share Value:
    Beginning of period (Note 3) ............................   $     10.51   $      7.17   $     10.14   $     10.69   $     10.00
    End of period ...........................................   $     11.33   $     10.51   $      7.17   $     10.14   $     10.69
Number of Accumulation Shares outstanding at end of period ..       373,202       149,292       146,127       181,647       285,476
INTERNATIONAL EQUITY INDEX
Accumulation Share Value:
    Beginning of period .....................................   $     12.79   $      9.15   $     10.95   $     13.94   $     17.14
    End of period ...........................................   $     15.15   $     12.79   $      9.15   $     10.95   $     13.94
Number of Accumulation Shares outstanding at end of period ..       191,611       219,359       252,213       304,427       546,791

                                                                   YEAR          YEAR          YEAR          YEAR          YEAR
                                                                   ENDED         ENDED         ENDED         ENDED         ENDED
                                                                  DEC. 31       DEC. 31       DEC. 31       DEC. 31       DEC. 31
                                                                   1999          1998          1997          1996          1995
                                                                   ----          ----          ----          ----          ----
EARNINGS GROWTH
Accumulation Share Value:
    Beginning of period (Note 1) ............................   $     16.02   $     11.69   $     10.17   $     10.00            --
    End of Period ...........................................   $     34.44   $     16.02   $     11.69   $     10.17            --
Number of Accumulation Shares outstanding at end of period ..     1,001,995       637,578       510,743       286,257            --
FUNDAMENTAL GROWTH
(Effective November 1, 2004, merged into "Large Cap Growth")
Accumulation Share Value:
    Beginning of period Note 3) .............................            --            --            --            --            --
    End of period ...........................................            --            --            --            --            --
Number of Accumulation Shares outstanding at end of period ..            --            --            --            --            --
MID CAP VALUE B (formerly "Small/Mid Cap CORE(SM)")
Accumulation Share Value:
    Beginning of period (Note 2) ............................   $     10.69   $     10.00            --            --            --
    End of period ...........................................   $     12.70   $     10.69            --            --            --
Number of Accumulation Shares outstanding at end of period ..         5,792            --            --            --            --
MID CAP GROWTH (formerly "Small/Mid Cap Growth")
Accumulation Share Value:
    Beginning of period .....................................   $     18.11   $     17.40   $     17.07   $     13.29   $     10.00
    End of period ...........................................   $     18.75   $     18.11   $     17.40   $     17.07   $     13.29
Number of Accumulation Shares outstanding at end of period ..     1,308,539       637,578     1,747,007     1,606,062        492,17
SMALL CAP VALUE
Accumulation Share Value:
    Beginning of period(Note 3) .............................            --            --            --            --            --
    End of period ...........................................            --            --            --            --            --
Number of Accumulation Shares outstanding at end of period ..            --            --            --            --            --
SMALL CAP GROWTH
(Effective November 1, 2004, merged into "Small Cap
 Emerging Growth")

Accumulation Share Value:
    Beginning of period (Note 1) ............................   $     12.51   $     11.09   $      9.85   $     10.00            --
    End of period ...........................................   $     20.99   $     12.51   $     11.09   $      9.85            --
Number of Accumulation Shares outstanding at end of period ..       624,592       479,823       442,227       212,844            --
SMALL CAP EMERGING GROWTH
Accumulation Share Value:
    Beginning of period (Note 3) ............................            --            --            --            --            --
    End of period ...........................................            --            --            --            --            --
Number of Accumulation Shares outstanding at end of period ..            --            --            --            --            --
INTERNATIONAL EQUITY INDEX
Accumulation Share Value:
    Beginning of period .....................................   $     13.29   $     11.17   $     11.94   $     11.10   $     10.00
    End of period ...........................................   $     17.14   $     13.29   $     11.17   $     11.94   $     11.10
Number of Accumulation Shares outstanding at end of period ..       586,597       596,746       580,528       483,836        180,11

                                                                   YEAR          YEAR          YEAR          YEAR          YEAR
                                                                   ENDED         ENDED         ENDED         ENDED         ENDED
                                                                  DEC. 31       DEC. 31       DEC. 31       DEC. 31       DEC. 31
                                                                   2004          2003          2002          2001          2000
                                                                   ----          ----          ----          ----          ----
OVERSEAS EQUITY B (formerly "International Opportunities")
Accumulation Share Value:
    Beginning of period (Note 1) ............................   $     10.78   $      8.27   $     10.27   $     13.18   $     16.00
    End of period ...........................................   $     11.79   $     10.78   $      8.27   $     10.27   $     13.18
Number of Accumulation Shares outstanding at end of period ..       197,392       118,334       135,646       156,644       323,830
OVERSEAS EQUITY
(Effective November 1, 2004, merged into "Overseas Equity B
 (formerly "International Opportunities")")
Accumulation Share Value:
    Beginning of period (Note 1) ............................   $     13.49   $      9.80   $     10.61   $     11.52   $     12.86
    End of period ...........................................   $     13.78   $     13.49   $      9.80   $     10.61   $     11.52
Number of Accumulation Shares outstanding at end of period ..            --        40,657        43,477        41,598        96,918
OVERSEAS EQUITY C (formerly "Emerging Markets Equity")
(Effective November 1, 2004, merged into "Overseas Equity B
 (formerly "International Opportunities")")
Accumulation Share Value:
    Beginning of period (Note 2) ............................   $     13.19   $      8.53   $      9.28   $      9.78   $     16.55
    End of period ...........................................   $     14.38   $     13.19   $      8.53   $      9.28   $      9.78
Number of Accumulation Shares outstanding at end of period ..            --        60,830        61,498        63,149       112,128
REAL ESTATE EQUITY
Accumulation Share Value:
    Beginning of period .....................................   $     24.93   $     18.49   $     18.52   $     17.78   $     13.64
    End of period ...........................................   $     33.53   $     24.93   $     18.49   $     18.52   $     17.78
Number of Accumulation Shares outstanding at end of period ..       119,084       136,839       153,097       163,329       316,438
MANAGED
Accumulation Share Value:
    Beginning of period .....................................   $     19.02   $     16.23   $     18.98   $     19.38   $     20.13
    End of period ...........................................   $     20.27   $     19.02   $     16.23   $     18.98   $     19.38
Number of Accumulation Shares outstanding at end of period ..     2,219,209     2,526,193     3,068,123     3,831,926     7,322,485
SHORT-TERM BOND
Accumulation Share Value:
    Beginning of period .....................................   $     14.72   $     14.54   $     13.97   $     13.12   $     12.33
    End of period ...........................................   $     14.71   $     14.72   $     14.54   $     13.97   $     13.12
Number of Accumulation Shares outstanding at end of period ..       231,335       295,466       378,379       330,109       523,765
BOND INDEX
Accumulation Share Value:
    Beginning of period (Note 2) ............................   $     12.41   $     12.16   $     11.23   $     10.57   $      9.60
    End of period ...........................................   $     12.72   $     12.41   $     12.16   $     11.23   $     10.57
Number of Accumulation Shares outstanding at end of period ..        55,336        99,285        94,809        46,001        13,505
ACTIVE BOND
Accumulation Share Value:
    Beginning of period .....................................   $     17.23   $     16.43   $     15.55   $     14.68   $     13.49
    End of period ...........................................   $     17.78   $     17.23   $     16.43   $     15.55   $     14.68
Number of Accumulation Shares outstanding at end of period ..       608,118       707,671       924,603     1,018,707     1,753,804

                                                                   YEAR          YEAR          YEAR          YEAR          YEAR
                                                                   ENDED         ENDED         ENDED         ENDED         ENDED
                                                                  DEC. 31       DEC. 31       DEC. 31       DEC. 31       DEC. 31
                                                                   1999          1998          1997          1996          1995
                                                                   ----          ----          ----          ----          ----
OVERSEAS EQUITY B (formerly "International Opportunities")
Accumulation Share Value:
    Beginning of period (Note 1) ............................   $     12.12   $     10.61   $     10.56   $     10.00            --
    End of period ...........................................   $     16.00   $     12.12   $     10.61   $     10.56            --
Number of Accumulation Shares outstanding at end of period ..       262,343       265,215       232,719       125,200            --
OVERSEAS EQUITY
(Effective November 1, 2004, merged into "Overseas Equity B
 (formerly "International Opportunities")")
Accumulation Share Value:
    Beginning of period (Note 1) ............................   $     12.42   $     10.68   $     10.57   $     10.00            --
    End of period ...........................................   $     12.86   $     12.42   $     10.68   $     10.57            --
Number of Accumulation Shares outstanding at end of period ..       108,097       133,131        93,191        49,785            --
OVERSEAS EQUITY C (formerly "Emerging Markets Equity")
(Effective November 1, 2004, merged into "Overseas Equity B
 (formerly "International Opportunities")")
Accumulation Share Value:
    Beginning of period (Note 2) ............................   $      9.27   $      0.00            --            --            --
    End of period ...........................................   $     16.55   $      9.27            --            --            --
Number of Accumulation Shares outstanding at end of period ..       153,955            --            --            --            --
REAL ESTATE EQUITY
Accumulation Share Value:
    Beginning of period .....................................   $     14.08   $     17.16   $     14.86   $     11.34   $     10.00
    End of period ...........................................   $     13.64   $     14.08   $     17.16   $     14.86   $     11.34
Number of Accumulation Shares outstanding at end of period ..       315,298       414,215       466,871       233,153         92,66
MANAGED
Accumulation Share Value:
    Beginning of period .....................................   $     18.73   $     15.79   $     13.50   $     12.37   $     10.00
    End of period ...........................................   $     20.13   $     18.73   $     15.79   $     13.50   $     12.37
Number of Accumulation Shares outstanding at end of period ..     8,401,827     8,933,179     8,216,039     6,865,907      3,049,66
SHORT-TERM BOND
Accumulation Share Value:
    Beginning of period .....................................   $     12.16   $     11.66   $     11.13   $     10.90   $     10.00
    End of period ...........................................   $     12.33   $     12.16   $     11.66   $     11.13   $     10.90
Number of Accumulation Shares outstanding at end of period ..       639,137       799,394       685,486        663,99        281,22
BOND INDEX
Accumulation Share Value:
    Beginning of period (Note 2) ............................   $     10.00   $     10.00            --            --            --
    End of period ...........................................   $      9.60   $     10.00            --            --            --
Number of Accumulation Shares outstanding at end of period ..            --            --            --            --            --
ACTIVE BOND
Accumulation Share Value:
    Beginning of period .....................................   $     12.97   $     12.97   $     11.96   $     11.66   $     10.00
    End of period ...........................................   $     13.49   $     13.83   $     12.97   $     11.96   $     11.66
Number of Accumulation Shares outstanding at end of period ..    19,998,782     2,362,922     1,765,587     1,370,328       682,290

                                                                   YEAR          YEAR          YEAR          YEAR          YEAR
                                                                   ENDED         ENDED         ENDED         ENDED         ENDED
                                                                  DEC. 31       DEC. 31       DEC. 31       DEC. 31       DEC. 31
                                                                   2004          2003          2002          2001          2000
                                                                   ----          ----          ----          ----          ----
HIGH YIELD BOND
Accumulation Share Value:
    Beginning of period (Note 2) ............................   $      9.77   $      8.51   $      9.05   $      9.00   $     10.24
    End of period ...........................................   $     10.41   $      9.77   $      8.51   $      9.05   $      9.00
Number of Accumulation Shares outstanding at end of period ..        27,566        43,278        20,046        19,143        23,049
GLOBAL BOND
Accumulation Share Value:
    Beginning of period (Note 1) ............................   $     16.84   $     14.75   $     12.60   $     12.98   $     11.76
    End of period ...........................................   $     18.36   $     16.84   $     14.75   $     12.60   $     12.98
Number of Accumulation Shares outstanding at end of period ..       147,938       174,600       180,218       187,853       391,188
MONEY MARKET
Accumulation Share Value:
    Beginning of period .....................................   $     12.85   $     12.93   $     12.93   $     12.63   $     12.06
    End of period ...........................................   $     12.80   $     12.85   $     12.93   $     12.93   $     12.63
Number of Accumulation Shares outstanding at end of period ..       356,189       545,660       812,910       788,531     1,258,472

                                                                   YEAR          YEAR          YEAR          YEAR          YEAR
                                                                   ENDED         ENDED         ENDED         ENDED         ENDED
                                                                  DEC. 31       DEC. 31       DEC. 31       DEC. 31       DEC. 31
                                                                   1999          1998          1997          1996          1995
                                                                   ----          ----          ----          ----          ----
HIGH YIELD BOND
Accumulation Share Value:
    Beginning of period (Note 2) ............................   $      9.89   $     10.00            --            --            --
    End of period ...........................................   $     10.24   $      9.89            --            --            --
Number of Accumulation Shares outstanding at end of period ..        28,686         1,160            --            --            --
GLOBAL BOND
Accumulation Share Value:
    Beginning of period (Note 1) ............................   $     12.20   $     11.35   $     10.56   $     10.00            --
    End of period ...........................................   $     11.76   $     12.20   $     11.35   $     10.56            --
Number of Accumulation Shares outstanding at end of period ..       434,233       456,330       257,401       100,631            --
MONEY MARKET
Accumulation Share Value:
    Beginning of period .....................................   $     11.65   $     11.22   $     10.80   $     10.41   $     10.00
    End of period ...........................................   $     12.06   $     11.65   $     11.22   $     10.80   $     10.41
Number of Accumulation Shares outstanding at end of period ..     1,457,015     1,269,375     1,238,762     1,400,049        663,75

------------
(1)  Values shown for 1996 begin May 1, 1996.

(2)  Values shown for 1998 begin May 1, 1998.

(3)  Values shown for 2000 begin May 1, 2000.

                                     PART B



                           INFORMATION REQUIRED IN A
                      STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 2, 2005

                       ACCOMMODATOR 2000 VARIABLE ANNUITY,
                    INDEPENDENCE PREFERRED VARIABLE ANNUITY,
                     INDEPENDENCE 2000 VARIABLE ANNUITY, AND
                            PATRIOT VARIABLE ANNUITY

            DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS

                                    FUNDED IN

                       JOHN HANCOCK LIFE INSURANCE COMPANY
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                                ----------------

This statement of additional information ("SAI"), dated May 1, 2004 is not a prospectus. It is intended that this SAI be read in conjunction with one of the Accommodator 2000 Variable Annuity, Independence Preferred Variable Annuity, Independence 2000 Variable Annuity, or Patriot Variable Annuity prospectuses dated May 1, 2005, of John Hancock Variable Annuity Account V (the "Account"). Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus, unless the context requires otherwise. A prospectus for the Accommodator 2000 Variable Annuity, Independence Preferred Variable Annuity or Independence 2000 Variable Annuity may be obtained from the John Hancock Annuity Servicing Office, P.O. Box 772, Boston, Massachusetts 02117, telephone number 1-800-732-5543. A prospectus for the Patriot Variable Annuity may be obtained from the John Hancock Annuity Servicing Office, P.O. Box 772, Boston, Massachusetts 02117, telephone number 1-800-824-0335.

ACCT. V SAI 5/05

                               TABLE OF CONTENTS


DISTRIBUTION.................................................................................................
CALCULATION OF PERFORMANCE DATA..............................................................................
  MONEY MARKET VARIABLE INVESTMENT OPTIONS...................................................................
  OTHER VARIABLE INVESTMENT OPTIONS..........................................................................
    "Standardized" Total Return..............................................................................
    Yield....................................................................................................
    "Non-Standardized" Performance...........................................................................
OTHER PERFORMANCE INFORMATION................................................................................
CALCULATION OF ANNUITY PAYMENTS..............................................................................
    Calculation of Annuity Units.............................................................................
    Annuity Unit Values......................................................................................
    Mortality Tables.........................................................................................
ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES.........................................................
    Net Investment Rate......................................................................................
    Adjustment of Units and Values...........................................................................
    Hypothetical Example Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values....
PURCHASES AND REDEMPTIONS OF FUND SHARES.....................................................................
THE ACCOUNT..................................................................................................
DELAY OF CERTAIN PAYMENTS....................................................................................
LIABILITY FOR TELEPHONE TRANSFERS............................................................................
VOTING PRIVILEGES............................................................................................
REPORT OF ERNST & YOUNG, INDEPENDENT AUDITORS................................................................

DISTRIBUTION

The distribution of the variable annuity contracts through Signator Investors, Inc. ("Signator") is continuous. Pursuant to a marketing and distribution agreement between John Hancock and Signator, the amounts we paid under that agreement for such services during the past three fiscal years were as follows:


YEAR                                                   AMOUNT PAID TO SIGNATOR
----                                                   -----------------------
2004............................................             $14,434,824
2003............................................             $18,242,108
2002............................................             $22,711,928


CALCULATION OF PERFORMANCE DATA

The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

MONEY MARKET VARIABLE INVESTMENT OPTIONS

We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but the withdrawal charge and any charge for premium taxes and optional benefits are not.

The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

             Effective yield = (Base period return + 1)((365/7)) - 1

OTHER VARIABLE INVESTMENT OPTIONS

"STANDARDIZED" TOTAL RETURN

Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

We calculate the average annual total return for each variable investment option, other than the money market variable investment options, according to the following "Standard" formula prescribed by the SEC:

                             P x (1 + T)(n) = ERV

      where   P = a hypothetical initial premium payment of $1,000

              T = average annual total return
                   n = number of years

                   ERV = ending redeemable value of a hypothetical $1,000
                     premium payment, made at the beginning of such period (or fractional portion thereof)

We calculate values for one, three, five and ten year periods, or fractional period thereof starting on the date a variable investment option was first available in the Account. We also calculate values from the date a variable investment option was first available in the Account. Returns of less than one year are not annualized. The inception date may be different from the date a variable investment option was first available in the contracts because the Account is used for other variable annuities offered by us.

YIELD

We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:

                         Yield = 2[(a-b/cd + 1)(6) - 1]

      where: a = net investment income earned during the period by the fund whose shares are owned by the variable investment option

             b = expenses accrued for the period (net of any reimbursements)

             c = the average daily number of accumulation units outstanding during the period

             d = the offering price per accumulation unit on the last day of the period

According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30 day-periods identified in the advertisement. Neither the withdrawal charge nor any charges for premium taxes or optional rider benefits are reflected in the calculation.

"NON-STANDARDIZED" PERFORMANCE

We may calculate "non-standardized" average annual total returns for each variable investment option. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and NO redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge, annual contract fee, withdrawal charge or charges for optional rider benefits described in the prospectus.

Although the contracts did not exist during all the periods for which we calculate "non-standardized" performance, we adjust the returns of the variable investment options by the contracts' asset-based charge.

OTHER PERFORMANCE INFORMATION

You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

CALCULATION OF ANNUITY PAYMENTS

CALCULATION OF ANNUITY UNITS

We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option. Each variable investment option has its own annuity unit with its own annuity unit value.

The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

For each variable investment option, we THEN divide:

                         the resulting value (minus any
                               premium tax charge)

                                       by

                                     $1,000

and multiply the result by

                    the applicable annuity purchase rate set
                      forth in the contract and reflecting

                      (1) the age and, possibly, sex of the
                                    payee and

                         (2) the assumed investment rate
                               (discussed below)

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

               the amount of the initial monthly variable annuity
                    payment from that variable annuity option

                                       by

                     the annuity unit value of that variable
                    investment option as of 10 calendar days
                  prior to the date the initial payment is due

For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.79 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $277.92.

                           4000.000 x 12.000000 x 5.79
                           ---------------------------
                                      1,000

If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 198.514 ($177.92/$1.4000000). If the annuity unit value

10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $278.91 (198.514 x $1.405000).

ANNUITY UNIT VALUES

The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

      (1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

      (2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2% per year, the adjustment factor for a valuation period of one day would be 0.99990575. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2% per year and will decrease only if is less than 3 1/2% per year.

The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

MORTALITY TABLES

The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES

The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

NET INVESTMENT RATE

      For any period, the net investment rate for a variable investment option equals

      (1) the percentage total investment return of the corresponding fund for that period (assuming reinvestment of all dividends and other distributions from the fund), less

      (2) for each calendar day in the period, a deduction of 0.003425% (the charge for mortality and expense risks) of the value of the variable investment option at the beginning of the period, and less

      (3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

ADJUSTMENT OF UNITS AND VALUES

We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

HYPOTHETICAL EXAMPLE ILLUSTRATING THE CALCULATION OF ACCUMULATION UNIT VALUES AND ANNUITY UNIT VALUES

Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000 - $1000 - $137.00)
divided by $4,000,000 or 0.0009658.

Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be [$11.250000 x (1 + .0009658)] or $11.260865. The value of an annuity unit at the end of the period would be [$1.0850000 x (1 + .0009658) x .99990575]
or $1.0859455. The final figure, .99990575, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

PURCHASES AND REDEMPTIONS OF FUND SHARES

John Hancock purchases and redeems fund shares for the Account at their net asset value without any sales or redemption charges. Each available fund issues its own separate series of fund shares. Each such series represents an interest in one of the funds of the Series Fund, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, the account purchases and redeems shares of each fund for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Series Fund share for each fund determined on that same date.

THE ACCOUNT

In addition to the assets attributable to contracts, the Account includes assets derived from charges made by and, possibly, funds contributed by John Hancock to commence operations of the variable investment option. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact transfer might have on any variable investment option. The assets of one variable investment option are not necessarily legally insulated from liabilities associated with another variable investment option.

DELAY OF CERTAIN PAYMENTS

Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuity Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

      (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

      (2)   when trading on that Exchange is restricted;

      (3) when an emergency exists as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

      (4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

LIABILITY FOR TELEPHONE TRANSFERS

If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

            -     requiring personal identification,

            -     tape recording calls, and

            -     providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

VOTING PRIVILEGES

Here's the formula we use to determine the number of fund shares as to which you may give instructions:

                             the total value of your
                          accumulation units value in a
                           variable investment option

                                   divided by

                        the net asset value of 1 share of
                      the corresponding class of the fund's
                                     shares

      At a shareholders' meeting, you may give instructions regarding:

      (1)   the election of a Board of Trustees,

      (2)   the ratification of the selection of independent auditors,

      (3) the approval of a Series Fund's investment management agreements, and

      (4)   other matters requiring a vote under the 1940 Act.

The annuitant or other payee will also be entitled to give voting instructions with respect to the fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that fund by the net asset value of one share of that fund. We vote any shares held by the Account that are not attributable to contracts or for which instructions from owners are not received, in proportion to the instructions we have received from participants in the Account.

We will furnish you information and forms so that you may give voting instructions.

We may own fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that fund's shares (including owners who participate in separate accounts other than the Account).

We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
John Hancock Life Insurance Company

We have audited the accompanying consolidated balance sheet of John Hancock Life Insurance Company as of December 31, 2004, and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows for the period April 29, 2004 through December 31, 2004. We have also audited the consolidated balance sheet as of December 31, 2003 and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows of the predecessor company for the period January 1, 2004 through April 28, 2004 and for the years ended December 31, 2003 and 2002. Our audits also include the financial statement schedules listed in the Index at Item 15 (a). These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2004, and the consolidated results of their operations and their cash flows for the period April 29, 2004 through December 31, 2004, and the consolidated financial position of the predecessor company at December 31, 2003 and the consolidated results of its operations and its cash flows for the period January 1, 2004 through April 28, 2004 and for the years ended December 31, 2003 and 2002, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts. In 2003 the Company changed its method of accounting for stock-based compensation, participating pension contracts and modified coinsurance contracts.

                                                         /s/ ERNST & YOUNG, LLP

Boston, Massachusetts
February 28, 2005

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                                                                        Predecessor
                                                                                         Company          Company
                                                                                       ------------     ------------
                                                                                       December 31,     December 31,
                                                                                           2004             2003
                                                                                       ------------     ------------
                                                                                                (in millions)
Assets
Investments
Fixed maturities:
 Held-to-maturity -- at amortized cost (fair value: 2003 -- $1,512.8)..............     $      --        $ 1,488.7
 Available-for-sale -- at fair value (cost: 2004 -- $47,037.2; 2003 -- $43,907.7)..      47,863.2         46,482.1
Equity securities:
 Available-for-sale -- at fair value (cost: 2004 -- $321.5; 2003 -- $249.9)........         330.5            333.1
 Trading securities -- at fair value (cost: 2004 -- $4.2; 2003 -- $0.1)............           4.2              0.6
 Mortgage loans on real estate.....................................................      11,792.6         10,871.1
Real estate........................................................................         277.2            123.8
Policy loans.......................................................................       2,012.0          2,019.2
Short-term investments.............................................................           0.2             31.5
Other invested assets..............................................................       3,359.3          2,912.2
                                                                                        ---------        ---------
 Total Investments.................................................................      65,639.2         64,262.3
Cash and cash equivalents..........................................................       1,073.3          2,626.9
Accrued investment income..........................................................         683.0            700.5
Premiums and accounts receivable...................................................          67.2            104.1
Goodwill...........................................................................       3,031.7            108.6
Value of business acquired.........................................................       2,700.3            168.5
Deferred policy acquisition costs..................................................         181.4          3,420.7
Intangible assets..................................................................       1,348.5              6.3
Reinsurance recoverable............................................................       3,345.5          2,677.3
Other assets.......................................................................       2,937.6          2,886.3
Separate account assets............................................................      18,753.0         19,369.6
                                                                                        ---------        ---------
 Total Assets......................................................................     $99,760.7        $96,331.1
                                                                                        =========        =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                             Predecessor
                                                              Company          Company
                                                            ------------     ------------
                                                            December 31,     December 31,
                                                                2004             2003
                                                            ------------     ------------
                                                                    (in millions)
Liabilities and Shareholder's Equity
Liabilities
Future policy benefits.................................      $42,962.8        $38,451.0
Policyholders' funds...................................       19,385.8         21,693.5
Consumer notes.........................................        2,379.1          1,550.4
Unearned revenue.......................................           43.3            406.9
Unpaid claims and claim expense reserves...............          187.8            166.5
Dividends payable to policyholders.....................          441.3            440.0
Short-term debt........................................          137.7            104.0
Long-term debt.........................................          577.6            609.4
Income taxes...........................................            5.9          1,534.1
Other liabilities......................................        4,588.2          4,417.7
Separate account liabilities...........................       18,753.0         19,369.6
                                                             ---------        ---------
  Total Liabilities....................................       89,462.5         88,743.1
Minority interest......................................            5.1              5.1
Commitments, guarantees and contingencies
Shareholder's Equity
Common stock, $10,000 par value; 1,000 shares
  authorized and outstanding...........................           10.0             10.0
Additional paid in capital.............................        9,467.0          4,763.2
Retained earnings......................................          172.7          1,332.1
Accumulated other comprehensive income.................          643.4          1,477.6
  Total Shareholder's Equity...........................       10,293.1          7,582.9
                                                             ---------        ---------
  Total Liabilities and Shareholder's Equity...........      $99,760.7        $96,331.1
                                                             =========        =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                              Company               Predecessor Company
                                                                            ------------  ----------------------------------------
                                                                            Period from   Period from
                                                                             April 29,     January 1,
                                                                            2004 through  2004 through   Year Ended    Year Ended
                                                                            December 31,   April 28,    December 31,  December 31,
                                                                                2004          2004          2003          2002
                                                                            ------------  ------------  ------------  ------------
                                                                                                (in millions)
Revenues
Premiums..................................................................  $    1,352.0  $      628.0  $    2,039.4  $    1,984.2
Universal life and investment-type product charges........................         426.8         230.7         639.2         606.0
Net investment income.....................................................       2,132.1       1,284.7       3,799.4       3,581.0
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders and the policyholder dividend
  obligation (($14.0), ($31.3), $55.8 and $74.1, respectively)............         (30.0)        101.0          58.2        (450.5)
Investment management revenues, commissions and other fees................         356.6         180.7         500.0         530.6
Other revenue.............................................................         172.1          88.3         269.9         241.5
                                                                            ------------  ------------  ------------  ------------
 Total revenues...........................................................       4,409.6       2,513.4       7,306.1       6,492.8
Benefits and expenses
Benefits to policyholders, excluding amounts related to net realized investment and other gains (losses) credited to participating pension
  Contractholders and the policyholder dividend obligation (($26.8),
  ($42.2), $61.9 and $35.2, respectively).................................       2,321.7       1,277.1       3,849.2       3,805.2
Other operating costs and expenses........................................       1,130.8         483.2       1,395.9       1,247.4
Amortization of deferred policy acquisition costs, excluding amounts related to net realized investment and other gains (losses) $12.8,
  $10.9, ($6.1) and $38.9, respectively)..................................         151.7         121.8         308.4         316.5
Dividends to policyholders................................................         316.9         157.1         537.8         556.2
                                                                            ------------  ------------  ------------  ------------
 Total benefits and expenses..............................................       3,921.1       2,039.2       6,091.3       5,925.3
                                                                            ------------  ------------  ------------  ------------
Income before income taxes and cumulative effect of accounting
  changes.................................................................         488.5         474.2       1,214.8         567.5
Income taxes..............................................................         115.8         141.6         345.3         108.6
                                                                            ------------  ------------  ------------  ------------
Income before cumulative effect of accounting changes.....................         372.7         332.6         869.5         458.9
Cumulative effect of accounting changes, net of income tax................            --          (3.3)       (279.0)           --
                                                                            ------------  ------------  ------------  ------------
Net income................................................................  $      372.7  $      329.3  $      590.5  $      458.9
                                                                            ============  ============  ============  ============

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S

                        EQUITY AND COMPREHENSIVE INCOME

                                                                                    Accumulated
                                                        Additional                     Other            Total
                                              Common     Paid In      Retained     Comprehensive    Shareholder's    Outstanding
                                              Stock      Capital      Earnings     Income (Loss)        Equity          Shares
                                              ------    ----------    --------     -------------    -------------    -----------
                                                          (in millions, except for outstanding share data)
Predecessor Company
Balance at January 1, 2002.................   $ 10.0    $  4,763.4    $  608.2     $       225.6    $     5,607.2          1,000
Demutualization transaction................                   (0.2)                                          (0.2)
Comprehensive income:
 Net income................................                              458.9                              458.9
Other comprehensive income, net of tax:
 Net unrealized investment losses..........                                                 65.7             65.7
 Minimum pension liability.................                                                (24.4)           (24.4)
 Cash flow hedges..........................                                                175.3            175.3
                                                                                                    -------------
Comprehensive income.......................                                                                 675.5
Dividend paid to parent company............                             (111.0)                            (111.0)
                                              ------    ----------    --------     -------------    -------------    -----------
Balance at December 31, 2002...............   $ 10.0    $  4,763.2    $  956.1     $       442.2    $     6,171.5          1,000
                                              ======    ==========    ========     =============    =============    ===========
Comprehensive income:
 Net income................................                              590.5                              590.5
Other comprehensive income, net of tax:
 Net unrealized investment gains...........                                                919.7            919.7
 Foreign currency translation adjustment...                                                 (0.1)            (0.1)
 Minimum pension liability.................                                                (15.8)           (15.8)
 Cash flow hedges..........................                                                 31.7             31.7
                                                                                                    -------------
Comprehensive income.......................                                                               1,526.0
Dividends paid to parent company...........                             (214.5)                            (214.5)
Change in accounting principle.............                                                 99.9             99.9
                                              ------    ----------    --------     -------------    -------------    -----------
Balance at December 31, 2003...............   $ 10.0    $  4,763.2    $1,332.1     $     1,477.6    $     7,582.9          1,000
                                              ======    ==========    ========     =============    =============    ===========
Comprehensive income:
 Net income................................                              329.3                              329.3
Other comprehensive income, net of tax:
 Net unrealized investment gains...........                                                (28.6)           (28.6)
 Foreign currency translation adjustment...                                                 (0.3)            (0.3)
 Minimum pension liability.................                                                  0.6              0.6
 Cash flow hedges..........................                                                (37.3)           (37.3)
                                                                                                    -------------
Comprehensive income.......................                                                                 263.7
                                              ------    ----------    --------     -------------    -------------    -----------
Balance at April 28, 2004..................   $ 10.0    $  4,763.2    $1,661.4     $     1,412.0    $     7,846.6          1,000
                                              ======    ==========    ========     =============    =============    ===========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S

                EQUITY AND COMPREHENSIVE INCOME -- (CONTINUED)

                                                                                  Accumulated
                                                           Additional                Other         Total
                                                   Common   Paid In     Retained  Comprehensive Shareholder's Outstanding
                                                   Stock    Capital     Earnings  Income (Loss)     Equity       Shares
                                                   ------  ----------  ---------  ------------- ------------- -----------
                                                             (in millions, except for outstanding share data)
Predecessor Company
Balance at April 28, 2004.......................   $ 10.0  $  4,763.2  $ 1,661.4  $     1,412.0 $    7,846.6       1,000
Acquisition by Manulife Financial Corporation:
 Sale of shareholder's equity...................    (10.0)   (4,763.2)  (1,661.4)      (1,412.0)    (7,846.6)     (1,000)
 Manulife Financial Corporation purchase price..     10.0     9,467.0                                9,477.0       1,000

Company
                                                   ------  ----------  ---------  ------------- ------------  ----------
Balance at April 29, 2004.......................   $ 10.0  $  9,467.0  $      --  $          -- $    9,477.0       1,000
                                                   ======  ==========  =========  ============= ============  ==========
Comprehensive income:
 Net income.....................................                           372.7                       372.7
Other comprehensive income, net of tax:
 Net unrealized investment gains................                                          411.4        411.4
 Foreign currency translation adjustment........                                            0.6          0.6
 Minimum pension liability......................                                          (11.0)       (11.0)
 Cash flow hedges...............................                                          242.4        242.4
Comprehensive income............................                                                     1,016.1
Dividends paid to parent company................                          (200.0)                     (200.0)
                                                   ------  ----------  ---------  ------------- ------------  ----------
Balance at December 31, 2004....................   $ 10.0  $  9,467.0  $   172.7  $       643.4 $   10,293.1       1,000
                                                   ======  ==========  =========  ============= ============  ==========

The accompanying notes are an integral part of these consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                             Company                  Predecessor Company
                                                                           ------------    ----------------------------------------
                                                                           Period from     Period from
                                                                            April 29,       January 1,
                                                                           2004 through    2004 through   Year Ended    Year Ended
                                                                           December 31,     April 28,    December 31,  December 31,
                                                                               2004            2004          2003          2002
                                                                           ------------    ------------  ------------  ------------
                                                                                                 (in millions)
Cash flows from operating activities:
 Net income............................................................     $   372.7       $   329.3     $    590.5    $    458.9
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of discount -- fixed maturities...........................         449.9            17.1           17.8         (78.3)
 Net realized investment and other (gains) losses......................          30.0          (101.0)         (58.2)        450.5
 Change in accounting principles.......................................            --             3.3          279.0            --
 Change in deferred policy acquisition costs...........................        (231.0)          (15.9)        (227.7)       (194.1)
 Depreciation and amortization.........................................         155.8            15.0           42.4          47.4
 Net cash flows from trading securities................................          (3.8)            0.3            0.1           0.7
 Decrease (increase) in accrued investment income......................          74.7           (57.2)          42.7           2.7
 Decrease in premiums and accounts receivable..........................          21.0            15.9           10.0           3.1
 Increase in other assets and other liabilities, net...................        (168.3)           62.6         (199.4)       (308.4)
 Increase in policy liabilities and accruals, net......................         538.8           480.5        2,452.3       2,086.8
 Increase (decrease) in income taxes...................................         257.3            86.0         (107.1)         (2.7)
                                                                            ---------       ---------     ----------    ----------
   Net cash provided by operating activities...........................       1,497.1           835.9        2,842.4       2,466.6
Cash flows used in investing activities:
 Sales of:
   Fixed maturities available-for-sale.................................       2,156.9         2,731.2       11,064.6       4,897.1
   Equity securities available-for-sale................................         214.7           154.9          279.4         316.4
   Real estate.........................................................           6.2            97.7          164.4         127.7
   Short-term investments and other invested assets....................         570.9           130.7          500.0         458.7
   Home office properties..............................................            --              --          887.6            --
 Maturities, prepayments and scheduled redemptions of:
   Fixed maturities held-to-maturity...................................            --            40.3          227.5         214.2
   Fixed maturities available-for-sale.................................       2,926.4         1,497.6        3,375.7       2,720.1
   Short-term investments and other invested assets....................          56.0            32.4          155.3         149.3
   Mortgage loans on real estate.......................................       1,019.9           615.0        1,395.0       1,520.6
 Purchases of:
   Fixed maturities held-to-maturity...................................            --              --          (69.5)        (27.6)
   Fixed maturities available-for-sale.................................      (4,020.5)       (5,983.2)     (17,443.6)    (12,984.7)
   Equity securities available-for-sale................................        (252.7)          (39.6)         (90.9)        (90.9)
   Real estate.........................................................        (117.4)           (6.9)         (33.4)         (8.1)
   Short-term investments and other invested assets....................        (560.3)         (627.8)      (1,127.7)     (1,369.2)
Mortgage loans on real estate issued...................................      (1,419.9)         (507.9)      (2,092.6)     (2,036.5)
Net cash (paid) received related to acquisition/sale of businesses.....            --              --          (94.7)           --
Other, net.............................................................          (7.4)          (70.2)         (65.7)        (99.7)
                                                                            ---------       ---------     ----------    ----------
 Net cash provided by (used in) investing activities...................     $   572.8       $(1,935.8)    $ (2,968.6)   $ (6,212.6)

The accompanying notes are an integral part of these consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                  Company                   Predecessor Company
                                                                ------------   ------------------------------------------
                                                                Period from    Period from
                                                                 April 29,      January 1,
                                                                2004 through   2004 through    Year Ended     Year Ended
                                                                December 31,    April 28,     December 31,   December 31,
                                                                    2004           2004           2003           2002
                                                                ------------   ------------   ------------   -----------
                                                                                     (in millions)
Cash flows from financing activities:
 Dividend paid to parent company.............................    $  (200.0)     $  (100.0)     $  (100.0)     $  (111.0)
 Universal life and investment-type contract deposits........      2,493.8        2,307.3        7,681.5        8,999.4
 Universal life and investment-type contract maturities and
   withdrawals...............................................     (5,414.9)      (2,379.5)      (6,970.5)      (5,505.4)
 Issuance of consumer notes..................................        407.5          372.2        1,260.2          290.2
 Issuance of short-term debt.................................         88.7             --          148.9           92.8
 Issuance of long-term debt..................................        (46.4)         (41.8)            --           20.0
 Repayment of short-term debt................................          2.3            0.3         (158.0)        (110.6)
 Repayment of long-term debt.................................        (11.9)          (1.2)          (6.0)         (57.7)
                                                                 ---------      ---------      ---------      ---------
 Net cash (used in) provided by financing activities.........     (2,680.9)         157.3        1,856.1        3,617.7
                                                                 ---------      ---------      ---------      ---------
 Net (decrease) increase in cash and cash equivalents........       (611.0)        (942.6)       1,729.9         (128.3)
Cash and cash equivalents at beginning of period.............      1,684.3        2,626.9          897.0        1,025.3
                                                                 ---------      ---------      ---------      ---------
Cash and cash equivalents at end of period...................    $ 1,073.3      $ 1,684.3      $ 2,626.9      $   897.0
                                                                 =========      =========      =========      =========

The accompanying notes are an integral part of these consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 -- Change of Control

John Hancock Life Insurance Company, (the Company) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (JHFS). Effective April 28, 2004, Manulife Financial Corporation ("Manulife") acquired all of the outstanding common shares of JHFS that were not already beneficially owned by Manulife as general fund assets and JHFS became a wholly owned subsidiary of Manulife (the "acquisition" or "merger"). The combined entity has a more diversified product line and distribution capabilities and expects to have improved operating efficiencies and a leading position across all its core business lines.

Pursuant to the terms of the acquisition, the holders of JHFS common shares received 1.1853 shares of Manulife stock for each JHFS common share. Approximately 342 million Manulife common shares were issued at an ascribed price of CDN $39.61 per share based on the volume weighted average closing stock price of the common shares for the period from September 25, 2003 to September 30, 2003. In addition, all of the JHFS unvested stock options as of the date of announcement of the acquisition on September 28, 2003, vested immediately prior to the closing date and were exchanged for options exercisable for approximately 23 million Manulife common shares.

The acquisition of JHFS's shares by Manulife was effected through the merger of JHFS with Jupiter Merger Corporation (Jupiter), a subsidiary of Manulife, which was organized solely for the purpose of effecting the merger with JHFS. Prior to the merger, Jupiter had a note payable to MLI Resources Inc., an affiliated Manulife entity in the amount of $260.7 million in consideration for previously purchased shares of JHFS, which were cancelled upon merger.

The merger was accounted for using the purchase method under Statement of Financial Accounting Standards (SFAS) No. 141 "Business Combinations" and SFAS No. 142 "Goodwill and Other Intangible Assets". Under the purchase method of accounting, the assets acquired and liabilities assumed were recorded at estimated fair value at the date of merger and these values were "pushed down" to the Company's financial statements in accordance with push down accounting rules. The Company is in the process of completing the valuations of a portion of the assets acquired and liabilities assumed; thus, the allocation of the purchase price is subject to refinement.

The following table summarizes the estimated fair values of the assets and liabilities recorded as of April 28, 2004 (in millions):

                                                 Fair Value
                                                 ----------
Assets:
Fixed maturity securities....................    $ 48,658.9
Equity securities............................         230.3
Mortgage loans...............................      11,563.5
Policy loans.................................       2,027.6
Other invested assets........................       3,423.8
Goodwill.....................................       3,031.7
Value of business acquired...................       2,864.6
Intangible assets............................       1,352.0
Deferred tax asset...........................         436.4
Cash and cash equivalents....................       1,684.7
Reinsurance recoverable, net.................       3,162.0
Other assets acquired........................       3,067.2
Separate account assets......................      18,331.9
                                                 ----------
  Total assets acquired......................      99,834.6
Liabilities:
Policy liabilities...........................      66,277.5
Other liabilities............................       5,748.2
Separate accounts............................      18,331.9
                                                 ----------
  Total liabilities assumed..................      90,357.6
                                                 ----------
Net Assets Acquired..........................    $  9,477.0
                                                 ==========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Goodwill of $3,031.7 million has been allocated to the Company's business and geographic segments, see Note 18 -- Goodwill and Other Intangible Assets. Of the $3,031.7 million in goodwill, no material amount is expected to be deductible for tax purposes. Value of business acquired is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife, and has been allocated to the Company's business and geographic segments, see Note 18 -- Goodwill and Other Intangible Assets.

Aside from goodwill and value of business acquired, intangible assets of $1,352.0 million resulting from the acquisition consists of the "John Hancock" brand name, distribution network, investment management contracts in the mutual funds business and other investments management contracts in the institutional investment advisory business. Refer to Note 18 -- Goodwill and Other Intangible Assets for a more complete discussion of these intangible assets.

Restructuring Costs

Prior to the merger, the Company continued its Competitive Positioning Project, which involved reducing costs and increasing future operating efficiencies by consolidating portions of the Company's operations. The Project consisted primarily of reducing staff in the home office and terminating certain operations outside the home office.

Following the acquisition of the Company by Manulife on April 28, 2004, Manulife developed a plan to integrate the operations of the Company with its consolidated subsidiaries. Manulife expects the restructuring to be substantially completed by the end of 2005. Restructuring costs of $85.1 million were recognized by the Company as part of the purchase transaction and consist primarily of exit and consolidation activities involving operations, certain compensation costs, and facilities. The accruals for the restructuring costs are included in other liabilities on the Company's Consolidated Balance Sheets and in other operating costs and expenses on the consolidated income statements.

The following details the amounts and status of restructuring costs (in millions):

                           Amount Utilized              Amount Utilized
              Pre-merger   January 1, 2004              April 29, 2004
              Accrual at       through                      through       Accrual at
              January 1,      April 28,      Accrued at   December 31,    December 31,
Type of Cost     2004           2004           Merger         2004            2004
------------  ----------   ---------------   ---------- ---------------   ------------
                                            (in millions)
Personnel...    $12.0           $3.3           $41.5          $ 9.6          $40.6
Facilities..       --             --            43.6            7.8           35.8
                -----           ----           -----          -----          -----
 Total......    $12.0           $3.3           $85.1          $17.4          $76.4
                =====           ====           =====          =====          =====

Note 2 -- Summary of Significant Accounting Policies

Business

John Hancock Life Insurance Company is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services. The Company is a wholly owned subsidiary of John Hancock Financial Services, Inc. (JHFS). Since April 28, 2004, JHFS operates as a subsidiary of Manulife, as a result of the merger. The "John Hancock" name is Manulife's primary U.S. brand.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Basis of Presentation

The accompanying financial statements as of December 31, 2004 and for the period from April 29, 2004 to December 31, 2004 reflect the results of adjustments required under the purchase method of accounting. The accompanying predecessor financial statements for periods prior to the date of the merger are presented under the predecessor Company's historical basis of accounting and do not reflect any adjustments that would be required as a result of the merger with Manulife. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. The Company's news releases and other information are available on the internet at www.jhancock.com. In addition, all of the Company's United States Securities and Exchange Commission filings are available on the internet at www.sec.gov under the name Hancock John Life.

Certain prior year amounts have been reclassified to conform to the current year presentation.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and or controlled subsidiaries. All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, issues funding agreements to them, manages them as investment advisor, or performs other transactions with them or provides services to them. Please refer to the Recent Accounting Pronouncements section below for a discussion of new accounting guidance relative to VIEs.

Recent Acquisition/Disposal Activity. The acquisition described under the table below was recorded under the purchase method of accounting and, accordingly, the operating results have been included in the Company's consolidated results of operations from each date of acquisition. The purchase price was allocated to the assets acquired and the liabilities assumed based on estimated fair values. No goodwill was recorded on this transaction. This acquisition was made by the Company in execution of its plan to acquire businesses and products that have strategic value, meet its earnings requirements and advance the growth of its current businesses.

The disposal described under the table below was conducted in order to execute the Company's strategy to focus resources on businesses in which it can have a leadership position. The table below presents actual and proforma data for comparative purposes for the periods indicated to demonstrate the proforma effect of the acquisitions and disposal as if they occurred on January 1, 2002.

                      Period from                  Period from
                       April 29,                    January 1
                        Through      Period from     through      Period from
                      December 31,    April 29,     April 28,      January 1
                          2004         through        2004          through        2003                    2002
                        Proforma     December 31,   Proforma       April 28,     Proforma                Proforma
                      (unaudited)        2004      (unaudited)       2004       (unaudited)     2003     (unaudited)
                      ------------   ------------  -----------    -----------   ----------    --------   ----------
                                                                   (in millions)
Revenue............     $4,409.6       $4,409.6      $2,513.4      $2,513.4      $7,261.3     $7,306.1    $6,406.9
Net Income.........     $  372.7       $  372.7      $  329.3      $  329.3      $  587.7     $  590.5    $  463.3

                               2002
                             --------
Revenue..................    $6,492.8
Net Income...............    $  458.9

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Acquisition:

On December 31, 2002, the Company acquired the fixed universal life insurance business of Allmerica Financial Corporation (Allmerica) through a reinsurance agreement for approximately $104.3 million. There was no impact on the Company's results of operations from the acquired insurance business during 2002.

Disposal:

On June 19, 2003, the Company agreed to sell its group life insurance business through a reinsurance agreement with Metropolitan Life Insurance Company, Inc (MetLife). The Company is ceding all activity after May 1, 2003 to MetLife. The transaction was recorded as of May 1, 2003, and closed November 4, 2003.

Investments

At December 31, 2004, the Company classifies its debt securities into one category: available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and mandatorily redeemable preferred stock and are classified as available-for-sale, or trading. Fixed maturity investments classified as available-for-sale are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholders' equity, net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders, amounts credited to the policyholder dividend obligation, and applicable taxes. Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and non-mandatorily redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized gains and losses are reflected in shareholders' equity, as described above for fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed. The carrying value of real estate to be disposed of was $27.0 million and $28.5 million at December 31, 2004 and 2003, respectively and is reported in real estate in the investment section of the Company's Consolidated Balance Sheets. On March 14, 2003, the Company sold three of its Home Office properties to Beacon Capital Partners for $910.0 million. See Note 8 -- Sale/Leaseback Transaction and Other Lease Obligations.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholder accounts, and amounts credited to the policyholder dividend obligation.

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's Consolidated Balance Sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs

Deferred policy acquisition costs (DAC) are costs that vary with, and are related primarily to, the production of new insurance business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain costs of policy issuance and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2004, the Company's DAC asset was deemed recoverable. Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life and long-term care insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. At December 31, 2004, the average discount rate was 5.0% for universal life products. The total amortization period was 30 years for both participating traditional life insurance products and universal life products.

As of September 30, 2002, the Company changed future assumptions with respect to the expected gross profits in its variable life and variable annuity businesses. First, the long-term growth rate assumption was lowered from 9%, to 8%, gross of fees. Second, the average growth rates were lowered for the next five years from the mid-teens to 13%. Finally, the Company increased certain fee rates on these policies (the variable series trust (VST) fees were increased). Total amortization of DAC, including the acceleration of amortization of DAC from the assumption changes mentioned above, was $151.7 million and $121.8 million for the periods from April 29, 2004 through December 31, 2004 and from January 1, 2004 through April 28, 2004, respectively, and was $308.4 million and $316.5 million for the years ended December 31, 2003, and 2002, respectively.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Amortization of DAC is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of DAC; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of DAC as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to
Note 12 -- Reinsurance for additional disclosures regarding this topic.

Goodwill and Other Intangible Assets

In the merger with Manulife, the Company de-recognized its intangible assets including goodwill, value of business acquired (VOBA) and management contracts. Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill, brand name and investment management contracts, and recognized new amortizable intangible assets including VOBA, distribution networks and other investment management contracts. The Company accounts for all of these intangible assets in accordance with Statement of Financial Standards No. 142 -- Goodwill and Other Intangible Assets, including initial valuation, amortization or non-amortization, and impairment testing for these intangible assets. Refer to Note 18 -- Goodwill and Other Intangible Assets for a detailed discussion and presentation of each of these new intangible assets.

Separate Accounts

Separate account assets and liabilities reported in the Company's Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Future Policy Benefits and Policyholders' Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 2.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.5% to 9.5% for life insurance liabilities, from 4.2% to 6.5% for individual annuity liabilities and from 1.7% to 11.3% for group annuity liabilities.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management. Interest rates used in establishing such liabilities range from 5.0% to 6.6%.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the merger date, and additional reserves established on certain guarantees offered in certain variable annuity products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits that are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 8.0% for universal life insurance products and from 1.7% to 11.3% for investment type products. Policy benefits charged to expense also include the change in the additional reserve for fair value adjustments as of the merger date and certain guarantees offered in certain investment type products.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 -- Summary of Significant Accounting Policies -- (continued)

Major components of policyholders' funds in the Company's Consolidated Balance Sheets are summarized in the table below:

                                                                  December 31,
                                                              --------------------
                                                                2004       2003
                                                              ---------  ---------
                                                                  (in millions)
Liabilities for policyholders' funds
  Guaranteed investment contracts...........................  $ 3,691.0  $ 4,770.2
  U.S. funding agreements...................................      138.0      144.4
  Global funding agreements and Canadian institutional
   annuities backing medium-term notes......................   10,681.7   11,908.1
  Other investment-type contracts...........................    2,580.6    2,485.2
                                                              ---------  ---------
   Total liabilities for investment-type contracts..........   17,091.3   19,307.9
Liabilities for individual annuities........................       80.0       60.5
Universal life and other reserves...........................    2,214.5    2,325.1
                                                              ---------  ---------
Total liabilities for policyholders' funds..................  $19,385.8  $21,693.5
                                                              =========  =========

Global Funding Agreements and Canadian Institutional Annuities

The Company has two distribution programs for global funding agreements that back medium-term notes sold worldwide.

Under these programs, global funding agreements are purchased from the Company by special purpose entities (SPEs) that fund their purchases with the proceeds from their issuance of medium-term notes to investors. These SPEs pledge the global funding agreements and annuities as security for the repayment of their medium-term notes, but the notes are non-recourse to the Company and its subsidiaries. Under these distribution programs, as of December 31, 2004 and 2003, the Company had $11.3 billion and $12.9 billion, respectively, of global funding agreements outstanding.

These global funding agreements are investment products that pay a stated rate of interest on the principal amount and repay the principal at maturity. The global funding agreements may not be terminated or surrendered prior to maturity. Claims for principal and interest under the global funding agreements (which are issued by the Life Company) are afforded equal priority to claims of life insurance and annuity policyholders under the insolvency provisions of the Massachusetts Insurance Laws. If a medium-term note sold world-wide under the two programs is denominated in a currency different from the currency of the related global funding agreement, the Company's U.S. insurance subsidiary also enters into a currency swap with the SPE, and a third party, to match currencies. Similarly, the Company's U.S. insurance subsidiary may enter into an interest rate swap with the SPE to match the interest rate characteristics of the global funding agreement to those of the related medium-term note.

Under the first program, established in May 1998 for $2.5 billion, and expanded to $7.5 billion in 1999, an SPE issued medium-term notes in Europe, Asia and Australia. As of December 31, 2004 and 2003, there was $2.8 billion and $3.8 billion, respectively, outstanding under this program. This SPE is not consolidated in the Company's financial statements. The medium-term notes issued by this SPE are included in policyholder funds in the Company's Consolidated Balance Sheets.

Under the second program, established in June 2000, for $5.0 billion, expanded in stages to $12.5 billion by June 2003, an SPE issued medium-term notes in Europe, Asia, and to institutional investors in the United States. As of December 31, 2004 and 2003, there was $8.5 billion and $8.7 billion, respectively, outstanding under this program. This SPE is not consolidated in the Company's Consolidated Financial Statements. The funding agreements backing the related medium-term notes are included in policyholders' funds in the Company's Consolidated Balance Sheets.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 -- Summary of Significant Accounting Policies -- (continued)

At December 31, 2004, the annual contractual maturities of global funding agreements backing medium term notes issued under these programs were as follows: 2005 -- $2,547.0 million; 2006 -- $2,884.5 million; 2007 -- $861.6 million; 2008 -- $1,488.2 million, 2009 -- $1,753.9 and thereafter -- $1,741.0 million.

Participating Insurance

Participating business represents approximately 100.0%, 80.9% and 81.6%, of the Company's traditional life insurance in force, 100.0%, 96.2% and 96.3%, of the number of traditional life insurance policies in force, and 100.0%, 94.3% and 92.5%, of traditional life insurance premiums in 2004, 2003 and 2002, respectively.

The portion of earnings allocated to participating pension contractholders and closed block policyholders that cannot be expected to inure to the Company is excluded from net income and shareholders' equity.

The amount of policyholders' dividends to be paid is approved annually by the Life Company's Board of Directors.

The determination of the amount of policyholders' dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year, and is based on management's judgment as to the appropriate level of statutory surplus to be retained by the Life Company. For policies included in the closed block, expense experience is not included in determining policyholders' dividends.

Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due. Premiums from group life and health insurance contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

Investment advisory, transfer agent, distribution and service fees are recognized as revenues when services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income in the year received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods not exceeding six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 -- Summary of Significant Accounting Policies -- (continued)

Stock-Based Compensation

For stock option grants made to employees prior to January 1, 2003, the Company applied the recognition and measurement provisions of Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees," which resulted in no compensation expense recognized for these stock option grants to employees. Prior to January 1, 2003 the Company recognized compensation expense at the time of the grant or over the vesting period for grants of non-vested stock to employees and non-employee board members and grants of stock options to non-employee general agents and has continued this practice. All options granted under those plans had an exercise price equal to the market value of the Company's common stock on the date of grant. Effective January 1, 2003, the Company adopted the fair value provisions of Statement of Financial Accounting Standards (SFAS) No. 123, "Accounting for Stock-Based Compensation," the effect of which is to record compensation expense for grants made subsequent to this date. The following table illustrates the pro forma effect on net income as if the Company had applied the fair value recognition provisions of SFAS No. 123 to all stock-based employee compensation.

In the merger all of the JHFS unvested stock options as of the date of announcement of the merger on September 28, 2003, vested immediately prior to the closing date and were exchanged for options exercisable for approximately 23 million Manulife common shares. In addition, substantially all outstanding grants of restricted stock as of the date of the announcement of the merger on September 28, 2003, vested immediately prior to the closing date. The Company granted approximately 29,000 shares of Manulife restricted stock subsequent to the merger. Subsequent to the merger the Company continues to incur compensation expense related to stock compensation issued by Manulife.

                                                             Period from   Period from
                                                              April 29,     January 1,
                                                             2004 through  2004 through   Year Ended    Year Ended
                                                             December 31,   April 28,    December 31,  December 31,
                                                                 2004          2004          2003          2002
                                                             ------------  ------------  ------------  ------------
                                                                                 (in mi llions)
Net income, as reported....................................     $372.7        $329.3        $590.5        $458.9
Add: Stock-based employee compensation expense included
  in reported net income, net of related tax effects.......        4.6           5.4          14.4           3.5
Deduct: Total stock-based employee compensation expense
  determined under fair value method for all awards, net of
  related tax effects (unaudited)..........................        4.6           8.0          39.5          57.6
                                                                ------        ------        ------        ------
Pro forma net income (unaudited)...........................     $372.7        $326.7        $565.4        $404.8
                                                                ======        ======        ======        ======

Federal Income Taxes

The provision for Federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. Refer to Note 6 -- Income Taxes for additional disclosures on this topic.

Foreign Currency Translation

The assets and liabilities of operations in foreign currencies are translated into United States dollars at current exchange rates. Revenues and expenses are translated at average rates during the year. The resulting net translation adjustments for each year are accumulated and included in shareholders' equity. Gains or losses on foreign currency transactions are reflected in earnings.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 -- Summary of Significant Accounting Policies -- (continued)

Cumulative Effect of Accounting Changes

Statement of Position 03-1 -- Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

The Company adopted SOP 03-1 on January 1, 2004, which resulted in a decrease in shareholders' equity of $1.5 million (net of tax of $0.8 million). The Company recorded a reduction in net income of $3.3 million (net of tax of $1.8 million) partially offset by an increase in other comprehensive income of $1.8 million (net of tax of $1.0 million) which were recorded as the cumulative effects of an accounting change, on January 1, 2004. In addition, in conjunction with the adoption of SOP 03-1 the Company reclassified $933.8 million in separate account assets and liabilities to the general account balance sheet accounts. Refer to Recent Accounting Pronouncements for further discussion.

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments (DIG B36)

The Company adopted DIG B36 on October 1, 2003, which resulted in a decrease in shareholders' equity of $179.0 million (net of tax of $96.4 million). The Company recorded a reduction in net income of $279.0 million (net of tax of $150.2 million) partially offset by an increase in other comprehensive income of $99.9 million (net of tax of $53.8 million) which were recorded as the cumulative effects of an accounting change, on October 1, 2003. For additional discussion of DIG B-36, refer to the Recent Accounting Pronouncements section below.

Recent Accounting Pronouncements

SFAS No. 123 (revised 2004) -- Share Based Payment

In December, 2004, the Financial Accounting Standards Board (the FASB) issued SFAS No. 123 (revised 2004), "Share Based Payment" (SFAS 123R), which is a revision of SFAS No. 123, "Accounting for Stock-Based Compensation". SFAS No. 123(R) supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees", and amends SFAS No. 95, "Statement of Cash Flows". Generally, the approach in Statement 123(R) is similar to the approach described in Statement
123. However, Statement 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative.

The Company adopted the fair-value-based method of accounting for share-based payments effective January 1, 2003 using the prospective method described in Statement of Financial Accounting Standards (SFAS) No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure. The Company uses the Black-Scholes-Merton option pricing model to estimate the value of stock options granted to employees and expects to continue to use this model upon our anticipated adoption of SFAS No. 123(R), on July 1, 2005.

Because SFAS No. 123(R) must be applied not only to new awards but to previously granted awards that are not fully vested on the effective date, and because the Company adopted SFAS No. 123 using the prospective transition method (which applied only to awards granted, modified or settled after the adoption date), compensation cost for some previously granted awards that were not recognized under SFAS No. 123 will be recognized under Statement No. 123(R). However, had we adopted SFAS No. 123(R) in prior periods, the impact of that standard would have approximated the impact of SFAS No. 123 as described above in the disclosure of pro forma net income and earnings per share in Note 2 -- Significant Accounting Policies to our consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 -- Summary of Significant Accounting Policies -- (continued)

SFAS No. 123(R) also requires the benefits of tax deductions in excess of recognized compensation cost to be reported as a financing cash flow, rather than as an operating cash flow as required under current literature. This requirement will reduce net operating cash flows and increase net financing cash flows in periods after adoption. While the Company cannot estimate what those amounts will be in the future (because they depend upon, among other things, when employees exercise stock options), the amount of operating cash flows recognized for such excess tax deductions were $- million, $4.3 million, and $5.0 million in 2004, 2003 and 2002, respectively.

FASB Staff Position 106-2 -- Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003

In May, 2004, the FASB issued FASB Staff Position 106-2 -- "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug Improvement and Modernization Act of 2003" (FSP 106-2). In accordance with FSP 106-2, the Company recorded a $40.9 million reduction in the accumulated plan benefit obligation as of the purchase accounting re-measurement date (April 28, 2004) and a $1.6 million decrease in net periodic postretirement benefit costs for the period April 29, 2004 through December 31, 2004.

On December 8, 2003, President Bush signed into law the bill referenced above, which expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006. The Medicare Prescription Drug Improvement and Modernization Act of 2003 (the Act) provides for special tax-free subsidies to employers that offer plans with qualifying drug coverages beginning in 2006. There are two broad groups of retirees receiving employer-subsidized prescription drug benefits at the Company. The first group, those who retired prior to January 1, 1992, receives a subsidy of between 90% and 100% of total cost. Since this subsidy level will clearly meet the criteria for qualifying drug coverage, the Company anticipates that the benefits it pays after 2005 for pre-1992 retirees will be lower as a result of the new Medicare provisions and has reflected that reduction in the other postretirement benefit plan liability. With respect to the second group, those who retired on or after January 1, 1992, the employer subsidy on prescription drug benefits is capped and currently provides as low as 25% of total cost. Since final authoritative accounting guidance has not yet been issued on determining whether a benefit meets the actuarial criteria for qualifying drug coverage, the Company has deferred recognition as permitted by FSP 106-2 for this group. The final accounting guidance could require changes to previously reported information.

FASB Interpretation No. 46 (revised December 2003) -- Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51

In December, 2003, the FASB re-issued Interpretation 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," (FIN 46R) which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities for which controlling financial interests are not measurable by reference to ownership of the equity of the entity. Such entities are known as variable interest entities (VIEs).

Controlling financial interests of a VIE are defined as exposure of a party to the VIE to a majority of either the expected variable losses or expected variable returns of the VIE, or both. Such party is the primary beneficiary of the VIE and FIN 46R requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46R also requires certain disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46R were applied at December 31, 2003 for entities considered to be special purpose entities (SPEs), and applied at March 31, 2004 for non-SPE entities.

The Company categorized its FIN 46R consolidation candidates into three categories -- 1) collateralized debt obligation funds it manages (CDO funds or
CDOs), which are SPEs, 2) low-income housing properties (the Properties) which are not SPEs, and 3) assorted other entities (Other Entities) which are not SPEs. The Company has determined that it should not consolidate any of the CDO funds, Properties or Other Entities, therefore the adoption of FIN 46R had no impact on the Company's consolidated financial position, results of operations or cash flows.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 -- Summary of Significant Accounting Policies -- (continued)

Additional liabilities recognized as a result of consolidating any VIEs with which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. Conversely, additional assets recognized as a result of consolidating VIEs would not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs.

Refer to Note 4 -- Relationships with Variable Interest Entities for a more complete discussion of the Company's significant relationships with VIEs, their assets and liabilities, and the Company's maximum exposure to loss as a result of its involvement with them.

Statement of Position 03-1 -- Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

On July 7, 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contractholders. Refer to Note 12 -- Certain Separate Accounts for additional disclosures required by SOP 03-1. See Cumulative Effect of Accounting Changes above for presentation of the impact of adoption of SOP 03-1.

SFAS No. 150 -- Accounting for Certain Financial Instruments with
Characteristics of Both Liabilities and Equity

In May 2003, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" (SFAS No. 150). SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. It requires that certain financial instruments be classified as liabilities on issuer balance sheets, including those instruments that are issued in shares and are mandatorily redeemable, those instruments that are not issued in shares but give the issuer an obligation to repurchase previously issued equity shares, and certain financial instruments that give the issuer the option of settling an obligation by issuing more equity shares. The adoption of SFAS No. 150 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 149 -- Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities

In April 2003, the FASB issued Statement of Financial Accounting Standards No. 149, "Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities" (SFAS No. 149). SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). In particular, SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative, clarifies when a derivative contains a financing component, amends the definition of an underlying to conform it to language used in FASB Interpretation No. 45 -- "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. SFAS No. 149 was effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 had no impact on the Company's consolidated financial position, results of operations or cash flows.

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 -- Summary of Significant Accounting Policies -- (continued)

In April 2003, the FASB's Derivatives Implementation Group (DIG) released SFAS No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments" (DIG B36). DIG B36 addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest and/or other investment results are determined by reference to a specific pool of assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation under SFAS No. 133. Under SFAS No. 133, bifurcation requires that the embedded derivative be held at fair value and that changes in fair value be charged or credited to income. The effective date of DIG B36 was October 1, 2003.

On October 1, 2003, the Company adopted DIG B36 and determined that certain of its reinsurance contracts and participating pension contracts contain embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with changes in fair value recorded in income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the balance sheet. With respect to the underlying assets held at amortized cost, current guidance does not permit adjustments to record the fair value of all of these assets. However, the Company's implementation of DIG B36 required embedded derivatives based on the fair value of those assets to be recorded in income. The Company recorded derivative liabilities aggregating $429.2 million based on the fair value of the assets underlying these contracts. Of this total liability, $123.1 million related to assets held at amortized cost without any adjustment recorded to recognize the change in the fair value of the asset. Prior to the adoption of DIG B36, the Company had established, through other comprehensive income, a reserve for its participating pension contracts to recognize the impact on contractholder liabilities of the realization of unrealized gains on assets backing those contracts. With the adoption of DIG B36, this reserve is no longer required and is replaced by the recognition of the fair value of the embedded derivative in income. See Cumulative Effect of Accounting Changes above for presentation of the impact of adoption of DIG B36.

FASB Interpretation No. 45 -- Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires certain types of guarantees to be recorded by the guarantor as liabilities, at fair value. This differs from previous practice, which generally required recognition of a liability only when a potential loss was deemed to be probable and was reasonably estimable in amount. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires more extensive disclosures of certain other types of guarantees, including certain categories of guarantees which are already accounted for under specialized accounting principles, such as SFAS No. 133, even when the likelihood of making any payments under the guarantee is remote.

FIN 45's disclosure requirements are effective for financial statements of interim or annual periods ending after December 31, 2002. Refer to Note 12 -- Commitments, Guarantees and Contingencies. Initial recognition and initial measurement provisions are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 had no impact on the Company's consolidated financial position, results of operations or cash flows.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 -- Summary of Significant Accounting Policies -- (continued)

SFAS No. 146 -- Accounting for Costs Associated with Exit or Disposal Activities

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires recognition of a liability for exit or disposal costs, including restructuring costs, when the liability is incurred rather than at the date of an entity's commitment to a formal plan of action. SFAS No. 146 applies to one-time termination benefits provided to current employees that are involuntarily terminated under the terms of a one-time benefit arrangement. An ongoing benefit arrangement is presumed to exist if a company has a past practice of providing similar benefits. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The adoption of SFAS No. 146 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 142 -- Goodwill and Other Intangible Assets

In January 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized against earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. The Company has performed the required initial impairment tests of goodwill and management contracts as of September 30, 2003, based on the guidance in SFAS No.
142. The Company evaluated the goodwill and indefinite lived management contracts of each reporting unit for impairment using valuations of reporting units based on earnings and book value multiples and by reference to similar multiples of publicly traded peers. No goodwill or management contract impairments resulted from these required impairment tests.

No impairment test was performed in 2004, because the Company's goodwill was replaced with new goodwill as a result of the merger with Manulife on April 28, 2004. The Company's post-merger goodwill will be initially tested for impairment in the second quarter of 2005.

Note 3 -- Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

                                         Period from   Period from
                                           April 29     January 1
                                           through       through     Year Ended    Year Ended
                                         December 31,   April 28,   December 31,  December 31,
                                             2004         2004          2003          2002
                                         ------------  -----------  ------------  ------------
Net Investment Income
Fixed maturities........................   $1,794.6     $1,073.0      $3,228.7      $3,017.3
Equity securities.......................        5.4          2.0          19.7          10.6
Mortgage loans on real estate...........      398.0        257.0         772.0         775.8
Real estate.............................       21.6          5.4          57.8          72.1
Policy loans............................       78.2         38.5         123.0         120.1
Short-term investments..................       10.6          1.2          16.5          20.5
Other...................................      (72.4)       (41.6)       (230.2)       (210.4)
                                           --------     --------      --------      --------
Gross investment income.................    2,236.0      1,335.5       3,987.5       3,806.0
  Less investment expenses..............      103.9         50.8         188.1         225.0
                                           --------     --------      --------      --------
  Net investment income.................   $2,132.1     $1,284.7      $3,799.4      $3,581.0
                                           ========     ========      ========      ========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments -- (continued)

                                                                   Period from  Period from
                                                                     April 29    January 1
                                                                     through      through    Year Ended   Year Ended
                                                                   December 31,  April 28,  December 31, December 31,
                                                                       2004        2004         2003         2002
                                                                   ------------ ----------- ------------ ------------
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs and value of business acquired, amounts credited to the policyholder
  dividend obligation and amounts credited to participating
  pension contractholders
Fixed maturities..................................................    $  7.0      $(26.4)     $(392.8)     $(660.9)
Equity securities.................................................      24.7        73.0         69.9        101.2
Mortgage loans on real estate and real estate to be disposed of...     (33.7)       50.6        244.1         (7.9)
Derivatives and other invested assets.............................     (14.0)       35.1         81.2         43.0
Amortization adjustment for deferred policy acquisition costs and
  value of business acquired......................................      12.8        10.9         (6.1)        38.9
Amounts credited to the policyholder dividend obligation..........       8.1       (34.0)        58.5         11.9
Amounts credited to participating pension contractholders.........     (34.9)       (8.2)         3.4         23.3
                                                                      ------      ------      -------      -------
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs and value of business acquired, amounts credited to the policyholder dividend obligation and amounts credited to participating pension
  contractholders.................................................    $(30.0)     $101.0      $  58.2      $(450.5)
                                                                      ======      ======      =======      =======

Gross gains were realized on the sale of available-for-sale securities of $181.0 million from April 29 through December 31, 2004, $210.9 million from January 1 through April 28, 2004, $606.9 million in 2003 and $320.0 million in 2002, and gross losses were realized on the sale of available-for-sale securities of $62.5 million from April 29 through December 31, 2004, $13.0 million from January 1 through April 28, 2004, $233.8 million in 2003 and $176.0 million in 2002.

The Company's investments in held-to-maturity and available-for-sale securities are summarized below for the years indicated:

                                                                                            Gross      Gross
                                                                                Amortized Unrealized Unrealized   Fair
                                                                                  Cost      Gains      Losses     Value
                                                                                --------- ---------- ---------- ---------
                                                                                              (in millions)
December 31, 2004
Available-for-Sale:
Corporate securities........................................................    $36,732.1   $797.4     $ 63.9   $37,465.6
Asset-backed & mortgage-backed securities...................................      9,503.1    130.0       49.1     9,584.0
Obligations of states and political subdivisions............................        288.3      0.8        1.7       287.4
Debt securities issued by foreign governments...............................        172.7     11.4        0.1       184.0
U.S. Treasury securities and obligations of U.S. government corporations and
  agencies..................................................................        341.0      1.6        0.4       342.2
                                                                                ---------   ------     ------   ---------
Fixed maturities available-for-sale total...................................     47,037.2    941.2      115.2    47,863.2
Equity securities...........................................................        321.5      9.7        0.7       330.5
                                                                                ---------   ------     ------   ---------
 Total fixed maturities and equity securities available-for-sale............    $47,358.7   $950.9     $115.9   $48,193.7
                                                                                =========   ======     ======   =========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                             Gross      Gross
                                                                                 Amortized Unrealized Unrealized   Fair
                                                                                   Cost      Gains      Losses     Value
                                                                                 --------- ---------- ---------- ---------
                                                                                               (in millions)
December 31, 2003
Held-to-Maturity:
Corporate securities..........................................................   $ 1,144.5  $   21.3    $ 18.3   $ 1,147.5
Mortgage-backed securities....................................................       344.2      21.5       0.4       365.3
                                                                                 ---------  --------    ------   ---------
 Total fixed maturities held-to-maturity......................................   $ 1,488.7  $   42.8    $ 18.7   $ 1,512.8
                                                                                 =========  ========    ======   =========
Available-for-Sale:
Corporate securities..........................................................   $36,122.2  $2,698.7    $304.1   $38,516.8
Mortgage-backed securities....................................................     6,852.0     284.0     143.4     6,992.6
Obligations of states and political subdivisions..............................       413.1      17.2       1.2       429.1
Debt securities issued by foreign governments.................................       233.7      21.8       1.3       254.2
U.S. Treasury securities and obligations of U.S. government corporations and
  agencies....................................................................       286.7       4.1       1.4       289.4
                                                                                 ---------  --------    ------   ---------
Fixed maturities available-for-sale...........................................    43,907.7   3,025.8     451.4    46,482.1
Equity securities.............................................................       249.9      83.6       0.4       333.1
                                                                                 ---------  --------    ------   ---------
 Total fixed maturities and equity securities available-for-sale..............   $44,157.6  $3,109.4    $451.8   $46,815.2
                                                                                 =========  ========    ======   =========

The amortized cost and fair value of fixed maturities at December 31, 2004, by contractual maturity, are shown below:

                                                       Amortized   Fair
                                                         Cost      Value
                                                       --------- ---------
                                                          (in millions)
Available-for-Sale:
Due in one year or less...........................     $ 2,371.9 $ 2,378.6
Due after one year through five years.............      10,927.8  11,042.6
Due after five years through ten years............      14,135.2  14,454.6
Due after ten years...............................      10,099.2  10,403.4
                                                       --------- ---------
                                                        37,534.1  38,279.2
Mortgage-backed securities........................       9,503.1   9,584.0
                                                       --------- ---------
  Total...........................................     $47,037.2 $47,863.2
                                                       ========= =========

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The change in net unrealized gains (losses) on trading securities that has been included in earnings during 2004, 2003 and 2002 amounted to $(0.5) million, $0.1 million and $1.7 million, respectively.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 2004 and 2003, $339.3 million and $426.9 million, respectively, of the Company's securities, at market value, were on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102.0% of the loaned securities' market value.

For 2004, 2003 and 2002, net investment income passed through to participating pension contractholders as interest credited to policyholders' account balances amounted to $170.5 million, $161.7 million and $168.3 million, respectively.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Depreciation expense on investment real estate was $3.9 million, $1.5 million and $3.0 million, in 2004, 2003, and 2002, respectively. Accumulated depreciation was $13.9 million and $36.3 million at December 31, 2004 and 2003, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head of portfolio management, and the Chief Credit Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                 Unrealized Losses on Fixed Maturity Securities

                                                                              As of December 31, 2004
                                                  -------------------------------------------------------------------------------
                                                     Less than 12 months         12 months or more                Total
                                                  -------------------------  -------------------------- -------------------------
                                                  Carrying Value             Carrying Value             Carrying Value
                                                   of Securities              of Securities              of Securities
                                                    with Gross    Unrealized   with Gross    Unrealized   with Gross    Unrealized
                                                  Unrealized Loss   Losses   Unrealized Loss   Losses   Unrealized Loss   Losses
                                                  --------------- ---------- --------------- ---------- --------------- ----------
Description of Securities:
US Treasury obligations and direct obligations
  of U.S. government agencies...................     $   352.1     $  (2.1)        --            --        $   352.1     $  (2.1)
Federal agency mortgage backed securities.......       3,046.2       (49.1)        --            --          3,046.2       (49.1)
Debt securities issued by foreign
  governments...................................          10.2        (0.1)        --            --             10.2        (0.1)
Corporate bonds.................................       7,382.1       (63.9)        --            --          7,382.1       (63.9)
                                                     ---------     -------         --            --        ---------     -------
Total, debt securities..........................      10,790.6      (115.2)        --            --         10,790.6      (115.2)
Common stocks...................................           4.8        (0.7)        --            --              4.8        (0.7)
                                                     ---------     -------         --            --        ---------     -------
Total...........................................     $10,795.4     $(115.9)        --            --        $10,795.4     $(115.9)
                                                     =========     =======         ==            ==        =========     =======

The aging of unrealized losses above reflects the mark to market of the portfolio on April 28, 2004. Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

At December 31, 2004 the fixed maturity securities had a total gross unrealized loss of $115.9 million. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities declined from $259.8 million at December 31, 2003 to $18.0 million at December 31, 2004 primarily due to the mark to market on the portfolio as of April 28, 2004. The gross unrealized loss as of December 31, 2004 was largely due to interest rate changes since April 28, 2004.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                       Balance at                      Balance at
                                       Beginning                         End of
                                        of Year   Additions Deductions    Year
                                       ---------- --------- ---------- ----------
                                                     (in millions)
April 29 through December 31, 2004
 Mortgage loans on real estate......     $ 83.9     $45.3     $ 83.9     $45.3
 Real estate to be disposed of......         --        --         --        --
                                         ------     -----     ------     -----
 Total..............................     $ 83.9     $45.3     $ 83.9     $45.3
                                         ======     =====     ======     =====
January 1 through April 28, 2004
 Mortgage loans on real estate......     $ 65.9     $23.3     $  5.3     $83.9
 Real estate to be disposed of......         --        --         --        --
                                         ------     -----     ------     -----
 Total..............................     $ 65.9     $23.3     $  5.3     $83.9
                                         ======     =====     ======     =====
Year ended December 31, 2003
 Mortgage loans on real estate......     $ 61.7     $56.6     $ 52.4     $65.9
 Real estate to be disposed of......         --        --         --        --
                                         ------     -----     ------     -----
 Total..............................     $ 61.7     $56.6     $ 52.4     $65.9
                                         ======     =====     ======     =====
Year ended December 31, 2002
 Mortgage loans on real estate......     $112.8     $ 8.0     $ 59.1     $61.7
 Real estate to be disposed of......       83.6      29.6      113.2        --
                                         ------     -----     ------     -----
 Total..............................     $196.4     $37.6     $172.3     $61.7
                                         ======     =====     ======     =====

                       JOHN HANCOCK LIFE INSURANCE COMPANY

At December 31, 2004 and 2003, the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                December 31,
                                                               --------------
                                                                2004    2003
                                                               ------  ------
                                                                (in millions)
Impaired mortgage loans on real estate with provision for
  losses....................................................   $163.3  $124.4
Provision for losses........................................    (45.3)  (37.2)
                                                               ------  ------
Net impaired mortgage loans on real estate..................   $118.0  $ 87.2
                                                               ======  ======

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                             Years Ended December 31,
                                                             ------------------------
                                                              2004     2003      2002
                                                             ------    -----    -----
                                                              (in millions)
Average recorded investment in impaired loans...........     $143.9    $90.8    $74.9
Interest income recognized on impaired loans............        7.3      3.4      5.0

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $107.3 million and $87.8 million as of December 31, 2004 and 2003, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                               Years Ended December 31,
                                                               ------------------------
                                                               2004      2003      2002
                                                               -----     ----      ----
                                                               (in millions)
Expected....................................................   $10.1     $7.6      $4.8
Actual......................................................     8.7      7.2       4.7

                       JOHN HANCOCK LIFE INSURANCE COMPANY

At December 31, 2004, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

                               Carrying Amount                                Carrying Amount
Collateral Property Type        (in millions)  Geographic Concentration        (in millions)
-----------------------------  --------------- -----------------------------  ---------------
Apartments....................    $ 1,645.1    East North Central............    $ 1,241.5
Hotels........................        437.6    East South Central............        473.1
Industrial....................      1,004.5    Middle Atlantic...............      1,690.1
Office buildings..............      2,409.2    Mountain......................        746.4
Retail........................      2,682.5    New England...................        932.0
Multi family..................          0.7    Pacific.......................      2,539.9
Mixed Use.....................        433.0    South Atlantic................      2,551.7
Agricultural..................      2,945.7    West North Central............        408.4
Other.........................        279.6    West South Central............        979.0
                                               Canada/Other..................        275.8
Allowance for losses..........        (45.3)   Allowance for losses..........        (45.3)
                                  ---------                                      ---------
Total.........................    $11,792.6    Total.........................    $11,792.6
                                  =========                                      =========

Mortgage loans with outstanding principal balances of $127.0 million, and bonds with amortized cost of $145.7 million were non-income producing for the year ended December 31, 2004. There was no non-income producing real estate for the year ended December 31, 2004.

Securitization activity

The Company originates commercial mortgages and sells them to Commercial Mortgage Backed Securities Trusts (Trusts), and in certain cases, retains servicing rights to the mortgages sold. These Trusts are QSPEs in accordance with SFAS No. 140 and therefore, as transferor of financial assets to these Trusts, the Company is prohibited from using consolidation accounting for its relationships with them. In accordance with FIN 46, this prohibition will continue. During 2004, 2003, and 2002, the Company sold $124.7 million, $529.8 million, and $343.5 million of commercial mortgage loans in securitization transactions, respectively, for which it received net proceeds of $125.0 million, $541.4 million, and $345.2 million, respectively, from which it recognized pre-tax gains of $0.3 million, $12.0 million, and $1.9 million, respectively, and from which it retained servicing assets of (none for 2004), $0.4 million, and $0.3 million, respectively. The Company's mortgage servicing assets were valued, in the aggregate, at $1.6 million, $1.4 million December 31, 2004 and 2003, respectively.

During December, 2003, the Company securitized $277.6 million of below investment grade corporate bonds, all of which were previously owned by the Company, by transferring them to a trust, Signature QSPE, Limited (the Trust), which the Company sponsored. The Trust is a QSPE in accordance with SFAS No. 140, and as transferor of assets to the Trust, the Company is prohibited from consolidating the Trust. The Company retained $140.0 million of notes issued by the Trust which were rated A1, and which are recorded as fixed maturities: available for sale on the Company's Consolidated Balance Sheets, and the Company retained $12.7 million of equity issued by the QSPE, which is unrated, and which is recorded in other invested assets on the Company's Consolidated Balance Sheets. The Company received net proceeds of $124.9 million, representing the proceeds from sales of notes issued by the Trust to unrelated parties, and the Company recorded a realized gain of $10.8 million on these proceeds. The Company recognized no servicing assets as a result of this securitization. All of the assets transferred from the Company to the trust were performing assets; none of the transferred assets were delinquent or in default. No similar securitization was performed in 2004.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

The Company values retained security interests in securitizations, at time of issue and subsequently, using the same pricing methods as it uses for its existing investment portfolio. Fair value prices are obtained from an independent pricing service when available, and if not available are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Refer to Note 17 -- Fair Value of Financial Instruments below for further discussion of the Company's fair value methodologies. The Company values servicing rights by estimating future cash flows from the servicing assets using discount rates that approximate market rates.

Equity method investments

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $2,427.0 million and $1,944.6 million at December 31, 2004 and 2003, respectively. Total combined assets of such investments were $14,931.4 million and $15,105.4 million (consisting primarily of investments), and total combined liabilities were $3,082.6 million and $1,583.8 million (including $1,386.8 million and $1,216.3 million of loans payable) at December 31, 2003 and 2002, respectively. Total combined revenues and expenses of these investments in 2004 were $1,299.9 million and $660.3 million, respectively, resulting in $639.6 million of total combined income from operations. Total combined revenues and expenses of these investments in 2003 were $1,184.0 million and $940.3 million, respectively, resulting in $243.7 million of total combined income from operations. Total combined revenues and expenses of these investments in 2002 were $893.6 million and $1,108.1 million, respectively, resulting in $214.5 million of total combined loss from operations. Depending on the timing of receipt of audited financial statements of these other assets, the above financial data could be up to one year in arrears. Net investment income on investments accounted for using the equity method of accounting totaled $121.4 million for the period from April 29, 2004 through December 31, 2004 and $74.2 million for the period from January 1, 2004 through April 28, 2004. Net investment income on investments accounted for using the equity method of accounting totaled $138.3 million and $64.8 million in 2003 and 2002, respectively.

Note 4 -- Relationships with Variable Interest Entities

The Company has relationships with various types of special purpose entities
(SPEs) and other entities, some of which are variable interest entities (VIEs), in accordance with FIN 46R, as discussed in Note 2 -- Summary of Significant Accounting Policies. Presented below are discussions of the Company's significant relationships with them, the Company's conclusions about whether the Company should consolidate them, and certain summarized financial information for them.

As explained in Note 2 -- Summary of Significant Accounting Policies, additional liabilities recognized as a result of consolidating any VIEs with which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. These additional liabilities would be non-recourse to the general assets of the Company. Conversely, additional assets recognized as a result of consolidating these VIEs would not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Collateralized Debt Obligation Funds (CDOs)

Since 1996, the Company has acted as investment manager to certain asset backed investment vehicles, commonly known as collateralized debt obligation funds
(CDOs). The Company also invests in the debt and/or equity of these CDOs, and in the debt and/or equity of CDOs managed by others. CDOs raise capital by issuing debt and equity securities, and use their capital to invest in portfolios of interest bearing securities. The returns from a CDO's portfolio of investments are used by the CDO to finance its operations including paying interest on its debt and paying advisory fees and other expenses. Any net income or net loss is shared by the CDO's equity owners and, in certain circumstances where the Company manages the CDO, positive investment experience is shared by the Company through variable performance management fees. Any net losses in excess of the CDO equity are borne by the debt owners in ascending order of subordination. Owners of securities issued by CDOs that are managed by the Company have no recourse to the Company's assets in the event of default by the CDO. The Company's risk of loss from any CDO it manages, or in which it invests, is limited to its investment in the CDO.

In accordance with previous consolidation accounting principles (now superseded by FIN 46R), the Company formerly consolidated a CDO only if the Company owned a majority of the CDO's equity. The Company is now required to consolidate a CDO when, in accordance with FIN 46R, the CDO is deemed to be a VIE, but only if the Company is deemed to be the primary beneficiary of the CDO. For those CDOs which are not deemed to be VIEs, the Company determines its consolidation status by considering the control relationships among the equity owners of the CDOs. The Company has determined whether each CDO should be considered a VIE, and while most are VIEs, some are not. The Company has determined that it is not the primary beneficiary of any CDO which is a VIE, and for those that are not VIEs, the Company also does not have controlling financial interests. Therefore, the Company does not use consolidation accounting for any of the CDOs which it manages.

The Company believes that its relationships with its managed CDOs are collectively significant, and accordingly provides, in the tables below, summary financial data for all these CDOs and data relating to the Company's maximum exposure to loss as a result of its relationships with them. The Company has determined that it is not the primary beneficiary of any CDO in which it invests and does not manage and thus will not be required to consolidate any of them, and considers that its relationships with them are not collectively significant, therefore the Company does not disclose data for them. Credit ratings are provided by nationally recognized credit rating agencies, and relate to the debt issued by the CDOs in which the Company has invested.

Total size of Company -- Managed CDOs (1)

                                         December 31,
                                       -----------------
                                         2004      2003
                                       --------  --------
                                          (in millions)
Total assets..................         $3,775.9  $4,922.2
                                       ========  ========
Total debt....................          3,707.9   4,158.2
Total other liabilities.......              9.0     712.0
                                       --------  --------
Total liabilities.............          3,716.9   4,870.2
Total equity..................             59.0      52.0
                                       --------  --------
Total liabilities and equity..         $3,775.9  $4,922.2
                                     ========    ========

(1) The reduction in size of the Company-Managed CDOs is primarily due to the liquidation, at maturity, of Declaration Funding 1 LTD, in May 2004.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Maximum exposure of the Company to losses from Company-Managed CDOs

                                                                              December 31,
                                                                       --------------------------
                                                                           2004             2003
                                                                       ------------     ------------
                                                                       (in millions, except percents)
Investment in tranches of Company managed CDOs, by credit rating
  (Moody's/Standard & Poors):
Aaa/AAA...........................................................     $160.2     61.2% $201.0  35.6%
Aa1/AA+...........................................................       62.7     24.0    75.7  13.4
Baa2/BBB..........................................................         --       --   218.0  38.8
B2................................................................         --       --     8.0   1.4
B3/B-.............................................................        7.5      2.9      --    --
Caa1/CCC+.........................................................       10.6      4.0    13.2   2.3
Not rated (equity)................................................       20.6      7.9    48.1   8.5
                                                                       ------    -----  ------ -----
Total Company exposure............................................     $261.6    100.0% $564.0 100.0%
                                                                       ======    =====  ====== =====

Low-Income Housing Properties

Since 1995, the Company has generated income tax benefits by investing in apartment properties (the Properties) that qualify for low income housing and/or historic tax credits. The Company initially invested in the Properties directly, but now primarily invests indirectly via limited partnership real estate investment funds (the Funds), which are consolidated into the Company's financial statements. The Properties are organized as limited partnerships or limited liability companies each having a managing general partner or a managing member. The Company is usually the sole limited partner or investor member in each Property; it is not the general partner or managing member in any Property.

The Properties typically raise additional capital by qualifying for long-term debt, which at times is guaranteed or otherwise subsidized by Federal or state agencies, or by Fannie Mae. In certain cases, the Company invests in the mortgages of the Properties. The Company's maximum loss in relation to the Properties is limited to its equity investment in the Properties, future equity commitments made, and where the Company is the mortgagor, the outstanding balance of the mortgages originated for the Properties, and outstanding mortgage commitments the Company has made to the Properties. The Company receives Federal income tax credits in recognition of its investment in each of the Properties for a period of ten years. In some cases, the Company receives distributions from the Properties which are based on a portion of the Property cash flows.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

The Company has determined that it is not the primary beneficiary of any Property, so the Company does not use consolidation accounting for any of them. The Company believes that its relationships with the Properties are significant, and accordingly, the disclosures in the tables below are provided. The tables below present summary financial data for the Properties, and data relating to the Company's maximum exposure to loss as a result of its relationships with them.

Total size of the Properties (1)

                                      December 31,
                                    ---------------
                                      2004     2003
                                    --------  ------
                                     (in millions)
Total assets..................      $1,103.9  $982.7
                                    ========  ======
Total debt....................         669.9   576.3
Total other liabilities.......         103.3   116.6
                                    --------  ------
Total liabilities.............         773.2   692.9
Total equity..................         330.7   289.8
                                    --------  ------
Total liabilities and equity..      $1,103.9  $982.7
                                    ========  ======

(1) Property level data reported above is reported with three month delays due to the delayed availability of financial statements of the Funds.

Maximum exposure of the Company to losses from the Properties

                                                             December 31,
                                                             -------------
                                                              2004   2003
                                                             ------ ------
                                                             (in millions)
Equity investment in the Properties (1)..................... $323.2 $291.0
Outstanding equity capital commitments to the Properties....   90.9  108.2
Carrying value of mortgages for the Properties..............   67.1   62.8
Outstanding mortgage commitments to the Properties..........    0.9    5.1
                                                             ------ ------
Total Company exposure...................................... $482.1 $467.1
                                                             ====== ======

(1) Equity investment in the Properties above is reported with three month delays due to the delayed availability of financial statements of the Funds.

Other Entities

The Company has investment relationships with a disparate group of entities (Other Entities), which result from the Company's direct investment in their debt and/or equity. This category includes energy investment partnerships, investment funds organized as limited partnerships, and businesses which have undergone debt restructurings and reorganizations and various other relationships. The Company has determined that for each of these Other Entities which are VIEs, the Company is not the primary beneficiary, and should not use consolidation accounting for them. The Company believes that its relationships with the Other Entities are not significant, and is accordingly not providing summary financial data for them, or data relating to the Company's maximum exposure to loss as a result of its relationships with them. These potential losses are generally limited to amounts invested, which are included on the Company's Consolidated Balance Sheets in the appropriate investment categories.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Since 2001, the Company has been involved with Arclight Energy Partner Fund I, L.P. (Arclight), which is a private equity fund which invests in the electric power, utility and energy industry sectors. The Company is a limited partner investor, owning approximately 55.0% of Arclight's partners' capital at December 31, 2004. The Company's potential losses in relation to Arclight are limited to its investment in Arclight. As of September 30, 2004, the most recent date for which data is available, Arclight had total assets of $825.4 million, $0.8 million of liabilities, and $824.6 million of partners' capital. The Company has determined that it is not the primary beneficiary of this entity and accordingly does not need to consolidate Arclight.

Note 5 -- Derivatives and Hedging Instruments

The fair values of derivative instruments classified as assets at December 31, 2004 and 2003 were $1,198.9 million and $765.4 million, respectively, and appear on the consolidated balance sheet in other assets. The fair values of derivative instruments classified as liabilities at December 31, 2004 and 2003 were $1,168.9 million and $1,700.1 million, respectively, and appear on the consolidated balance sheet in other liabilities. The fair values of derivative instruments, identified as embedded derivatives in participating pension contracts pursuant to DIG B36, classified as liabilities and appear on the Company's Consolidated Balance Sheets in policyholders' funds at December 31, 2004 and 2003 were $48.6 million and $225.6 million, respectively.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company also manages interest rate exposure by using interest rate swap agreements to modify certain liabilities, such as fixed rate debt and Constant Maturity Treasuries (CMT) indexed liabilities, by converting them to a LIBOR-based floating rate.

The Company enters into purchased interest rate cap agreements, cancelable interest rate swap agreements, and written swaptions to manage the interest rate exposure of options that are embedded in certain assets and liabilities. A written swaption obligates the Company to enter into an interest rate agreement on the expiration date contingent on future interest rates. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income.

The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

For the period January 1, 2004 through April 28, 2004, the Company recognized net gains of $4.4 million related to the ineffective portion of its fair value hedges, and net losses of $3.8 million related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. For the period April 29, 2004 through December 31, 2004, the Company recognized net losses of $38.5 million related to the ineffective portion of its fair value hedges, and net gains of $1.1 million related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. For the year ended December 31, 2003, the Company recognized net losses of $5.8 million related to the ineffective portion of its fair value hedges, and net losses of $1.5 million related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. These amounts are recorded in net realized investment and other gains and losses.

Cash Flow Hedges

The Company uses forward starting interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During the periods in the future when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain funding agreements issued by the company. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the period January 1, 2004 through April 28, 2004, the Company recognized losses of $4.8 million related to the ineffective portion of its cash flow hedges. For the period April 29, 2004 through December 31, 2004 the Company recorded gains of $7.7 million related to the ineffective portion of its cash flow hedges. These amounts are recorded in net realized investment and other gains and losses. For the year ended December 31, 2004, all of the Company's hedged forecast transactions qualified as cash flow hedges.

For the period January 1, 2004 through April 28, 2004, a net gain of $1.2 million was reclassified from other accumulated comprehensive income to earnings. For the period April 29, 2004 through December 31, 2004, the Company reclassified no gains or losses from other accumulated comprehensive income to earnings. It is anticipated that approximately $1.3 million will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 24 years.

For the year ended December 31, 2004, none of the Company's cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the period January 1, 2004 through April 28, 2004, losses of $37.3 million (net of tax of $20.0 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $188.8 million (net of tax of $99.6 million) respectively. For the period April 29, 2004 through December 31, 2004, gains of $242.4 million (net of tax of $110.4 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balances of $242.4 million (net of tax of $110.4 million) at December 31, 2004. For the year ended December 31, 2003 gains of $28.7 million (net of tax of $15.5 million) represented the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $223.3 million (net of tax of $120.3 million) at December 31, 2003.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges, without designating the derivatives as hedging instruments.

In addition the Company used interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

Note 6 -- Income Taxes

The Company participates in the filing of a life/non-life insurance consolidated Federal income tax return. The life insurance company sub-group includes three domestic life insurance companies (the Company, John Hancock Variable Life Insurance Company and Manulife Insurance Company, formerly Investors Partner Life Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company, Ltd.) that is treated as a U.S. company for Federal income tax purposes. The non-life insurance company subgroup consists of John Hancock Financial Services, Inc., John Hancock Subsidiaries, LLC and John Hancock International Holdings, Inc.

Income before income taxes and cumulative effect of accounting changes includes the following:

                                                                              April 29   January 1
                                                                              through     through
                                                                            December 31, April 28,
                                                                                2004       2004      2003    2002
                                                                            ------------ --------- -------- ------
                                                                                        (in millions)
Domestic..................................................................     $471.7     $472.2   $1,200.7 $559.5
Foreign...................................................................       16.8        2.0       14.1    8.0
                                                                               ------     ------   -------- ------
Income before income taxes and cumulative effect of accounting changes....     $488.5     $474.2   $1,214.8 $567.5
                                                                               ======     ======   ======== ======

The components of income taxes were as follows:

                     April 29   January 1
                     through     through
                   December 31, April 28,
                       2004       2004     2003    2002
                   ------------ --------- ------  ------
                               (in millions)
Current taxes:
 Federal..........    $ 84.8     $(33.2)  $163.9  $ 93.4
 Foreign..........       7.7        1.1      4.4     2.0
 State............       3.1        1.5      4.6     4.6
                      ------     ------   ------  ------
                        95.6      (30.6)   172.9   100.0
                      ------     ------   ------  ------
Deferred taxes:
 Federal..........      25.3      175.2    179.0    14.6
 Foreign..........      (0.6)      (0.8)     0.1     0.7
 State............      (4.5)      (2.2)    (6.7)   (6.7)
                      ------     ------   ------  ------
                        20.2      172.2    172.4     8.6
                      ------     ------   ------  ------
Total income taxes    $115.8     $141.6   $345.3  $108.6
                      ======     ======   ======  ======

                       JOHN HANCOCK LIFE INSURANCE COMPANY

A reconciliation of income taxes computed by applying the Federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                               April 29   January 1
                                                               through     through
                                                             December 31, April 28,
                                                                 2004       2004     2003    2002
                                                             ------------ --------- ------  ------
                                                                         (in millions)
Tax at 35%..................................................    $171.0     $166.0   $425.2  $198.6
Add (deduct):
  Prior year taxes..........................................      14.2        2.3      4.7    (2.7)
  Tax credits...............................................     (37.9)     (18.6)   (50.2)  (36.4)
  Foreign taxes.............................................       1.3         --      1.4     2.0
  Tax exempt investment income..............................      (7.3)      (4.2)   (21.3)  (25.7)
  Lease income..............................................     (24.5)      (2.4)    (9.7)  (25.5)
  Other.....................................................      (1.0)      (1.5)    (4.8)   (1.7)
                                                                ------     ------   ------  ------
   Total income taxes.......................................    $115.8     $141.6   $345.3  $108.6
                                                                ======     ======   ======  ======

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                December 31,
                                                             ------------------
                                                               2004      2003
                                                             -------- ---------
                                                                (in millions)
Deferred tax assets:
Policy reserve adjustments.................................. $  787.0 $   639.8
Other employee benefits.....................................    176.9     174.9
Book over tax basis of investments..........................    586.9     528.9
Dividends payable to policyholders..........................    253.0      99.6
Interest....................................................     56.6      40.2
Pension plan expense........................................     57.7        --
Deferred policy acquisition costs...........................    146.4        --
                                                             -------- ---------
  Total deferred tax assets.................................  2,064.5   1,483.4
                                                             -------- ---------
Deferred tax liabilities:
Pension plan expense........................................       --      47.5
Deferred policy acquisitions costs..........................       --     925.6
Depreciation................................................     33.8      72.3
Basis in partnerships.......................................    108.9      72.6
Market discount on bonds....................................    146.1      20.0
Capitalized charges related to mutual funds.................       --       3.0
Lease income................................................     71.2   1,041.4
Value of business acquired..................................  1,215.8        --
Unrealized gains............................................    227.1     705.1
Merger expenses.............................................    208.4        --
Other.......................................................      3.1      29.9
                                                             -------- ---------
  Total deferred tax liabilities............................  2,014.4   2,917.4
                                                             -------- ---------
  Net deferred tax assets (liabilities)..................... $   50.1 $(1,434.0)
                                                             ======== =========

The Company made income tax payments of $59.4 million, $147.4 million and $104.9 million in 2004, 2003 and 2002, respectively.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 7 -- Closed Block

As of February 1, 2000, the Company established a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies for which the Company had a dividend scale payable in 1999 and individual term life insurance policies that were in force on February 1, 2000. Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales payable in 1999, assuming experience underlying such dividend scales continues. Assets allocated to the closed block inure solely to the benefit of the holders of the policies included in the closed block and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without prior approval of the Massachusetts Division of Insurance.

If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced.

The assets and liabilities allocated to the closed block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date of demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income over the period the policies in the closed block remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings are greater than expected cumulative earnings, only expected earnings will be recognized in income. Actual cumulative earnings in excess of expected cumulative earnings represents undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to closed block policyholders as an additional policyholder dividend unless otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 7 -- Closed Block -- (continued)

The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:

                                                                                                          December 31,
                                                                                                     ---------------------
                                                                                                       2004        2003
                                                                                                     ---------   ---------
                                                                                                         (in millions)
Liabilities
Future policy benefits.............................................................................  $10,759.5   $10,690.6
Policyholder dividend obligation...................................................................      540.1       400.0
Policyholders' funds...............................................................................    1,506.7     1,511.9
Policyholder dividends payable.....................................................................      419.3       413.1
Other closed block liabilities.....................................................................       64.4        37.4
                                                                                                     ---------   ---------
   Total closed block liabilities..................................................................  $13,290.0   $13,053.0
                                                                                                     =========   =========
Assets
Investments
Fixed maturities:
 Held-to-maturity -- at amortized cost (fair value: 2003 -- $69.6).................................  $      --   $    66.0
 Available-for-sale -- at fair value (cost: 2004 -- $6,474.1; 2003 -- $5,847.6)....................    6,585.6     6,271.1
Equity securities:
 Available-for-sale -- at fair value (cost: 2004 -- $7.0; 2003 -- $9.1)............................        7.0         9.1
Mortgage loans on real estate......................................................................    1,662.0     1,577.9
Policy loans.......................................................................................    1,534.3     1,554.0
Short-term investments.............................................................................         --         1.2
Other invested assets..............................................................................      324.3       230.6
   Total investments...............................................................................   10,113.2     9,709.9
Cash and cash equivalents..........................................................................      142.9       248.3
Accrued investment income..........................................................................      140.2       145.1
Other closed block assets..........................................................................      317.2       308.6
                                                                                                     ---------   ---------
   Total closed block assets.......................................................................  $10,713.5   $10,411.9
                                                                                                     =========   =========
Excess of reported closed block liabilities over assets designated to the closed block.............  $ 2,576.5   $ 2,641.1
Portion of above representing other comprehensive income:
 Unrealized appreciation (depreciation), net of tax of $(39.7) million and $(148.0) million at 2004
   and 2003, respectively..........................................................................       74.3       275.3
 Allocated to the policyholder dividend obligation, net of tax $40.1 million and $148.1 million at
   2004 and 2003, respectively.....................................................................      (74.4)     (275.1)
                                                                                                     ---------   ---------
   Total...........................................................................................       (0.1)        0.2
   Maximum future earnings to be recognized from closed block assets and liabilities...............  $ 2,576.4   $ 2,641.3
                                                                                                     =========   =========
Change in the policyholder dividend obligation:
 Balance at beginning of period....................................................................  $   400.0   $   288.9
Purchase accounting fair value adjustment..........................................................      208.4
Impact on net income before income taxes...........................................................      (68.4)      (57.9)
Unrealized investment gains (losses)...............................................................        0.1       169.0
                                                                                                     ---------   ---------
   Balance at end of period........................................................................  $   540.1   $   400.0
                                                                                                     =========   =========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 7 -- Closed Block -- (continued)

                                                             Period from   Period from
                                                               April 29     January 1
                                                               through       through
                                                             December 31,   April 28,
                                                                 2004         2004       2003
                                                             ------------  -----------  ------
                                                                      (in millions)
Change in the policyholder dividend obligation:
  Balance at beginning of period............................    $308.8       $ 400.0    $288.9
Purchase accounting fair value adjustment...................     208.4            --        --
Impact on net income before income taxes....................     (91.8)         23.4     (57.9)
Unrealized investment gains (losses)........................     114.7        (114.6)    169.0
                                                                ------       -------    ------
   Balance at end of period.................................    $540.1       $ 308.8    $400.0
                                                                ======       =======    ======

                                                                        Period from   Period from
                                                                          April 29     January 1
                                                                          through       through     Year Ended    Year Ended
                                                                        December 31,   April 28,   December 31,  December 31,
                                                                            2004         2004          2003          2002
                                                                        ------------  -----------  ------------  ------------
                                                                                            (in millions)
Revenues
Premiums..............................................................     $573.2       $278.0       $  915.7      $  969.9
Net investment income.................................................      348.0        208.4          648.2         663.9
Net realized investment and other gains (losses), net of amounts credited to the policyholder dividend obligation of $8.1 million for the period April 29 through December 31, 2004; $(33.7) million for the period January 1 through April 28, 2004; and $(58.2) million and
  $(11.9) million, for the years ended December 31, 2003 and 2002,
  respectively........................................................        1.3        (35.7)          (4.5)         (5.2)
Other closed block revenues...........................................         --         (0.2)          (0.1)          0.1
                                                                           ------       ------       --------      --------
 Total closed block revenues..........................................      922.5        450.5        1,559.3       1,628.7
Benefits and Expenses
Benefits to policyholders.............................................      636.0        310.9          982.0       1,057.6
Change in the policyholder dividend obligation........................      (85.2)       (11.2)          (2.4)        (60.2)
Other closed block operating costs and expenses.......................       (3.4)         0.9           (3.0)         (5.2)
Dividends to policyholders............................................      285.1        141.1          449.5         489.7
                                                                           ------       ------       --------      --------
 Total benefits and expenses..........................................      832.5        441.7        1,426.1       1,481.9
Closed block revenues, net of closed block benefits and expenses,
  before income taxes and cumulative effect of accounting change......       90.0          8.8          133.2         146.8
Income taxes, net of amounts credited to the policyholder dividend obligation of $1.7 million for the period April 29 through December
  31, 2004; $0.6 million for the period January 1 through April 28,
  2004; and $2.1 million and $1.3 million, for the years ended
  December 31, 2003 and 2002 respectively.............................       31.6          2.3           45.6          50.0
                                                                           ------       ------       --------      --------
Closed block revenues, net of closed block benefits and expenses and
  income taxes, before cumulative effect of accounting change.........     $ 58.4       $  6.5       $   87.6      $   96.8
                                                                           ======       ======       ========      ========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Maximum future earnings from closed block assets and liabilities:

                        Years Ended December 31,
                        ------------------------
                          2004           2003
                        ---------    -----------
                            (in millions)
Beginning of period...  $ 2,641.3    $   2,728.9
End of period.........    2,576.4        2,641.3
                         --------    -----------
Change during period..  $   (64.9)   $     (87.6)
                        =========    ===========

Note 8 -- Sale/Leaseback Transaction and Other Lease Obligations

On March 14, 2003, the Company sold three of its Home Office complex properties to Beacon Capital Partners for $910.0 million. As part of the transaction, the Company entered into a long-term lease of the space it now occupies in those buildings and plans on continuing to use them as its corporate headquarters. As a result of the sale-leaseback transaction, the Company recognized a current realized gain of $233.8 million and a deferred profit of $247.7 million. A capital lease obligation of $90.0 million was recorded for one of the properties, which has a 15 year market-based lease term. The other two properties have operating market-based leases which range from 5 to 12 years. The Company also provided Beacon Capital Partners with a long-term sublease on the Company's parking garage. This sublease was terminated in April 2004, when the Company sold the parking garage to Beacon Capital Partners. The Company recognized a gain on the sale of the garage of $74.2 million. The Company has a cancelable market rate lease for parking spaces at the garage.

The future minimum lease payments by year and in the aggregate, under the capital lease and under non-cancelable operating leases are presented below:

                                                         Non-
                                                      cancelable
                                             Capital  Operating
                                              Lease     Leases
                                             -------  ----------
                                               (in millions)
2005.......................................  $  8.8     $ 42.0
2006.......................................     8.8       42.0
2007.......................................     8.8       37.1
2008.......................................     8.8       34.1
2009.......................................     8.8       31.0
Thereafter.................................    79.9      123.6
                                             ------     ------
Total minimum lease payments...............   123.9     $309.8
                                                        ======
Amounts representing interest..............   (45.8)
                                             ------
Present value of net minimum lease payments    78.1
Current portion of capital lease obligation    (8.8)
                                             ------
Total......................................  $ 69.3
                                             ======

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 9 -- Debt and Line of Credit

Short-term and long-term debt consists of the following:

                                                       December 31,
                                                    -------------------
                                                       2004      2003
                                                    --------   --------
                                                       (in millions)
Short-term debt:
Current maturities of long-term debt..............  $  137.7   $  104.0
Long-term debt:
  Surplus notes, 7.38% maturing in 2024 (1).......     516.7      447.6
  Notes payable, interest ranging from 6.4% to
   12.1%, due in varying amounts to 2012..........     176.5      171.3
                                                    --------   --------
Total long-term debt..............................     693.2      618.9
Less current maturities...........................    (137.7)    (104.0)
                                                    --------   --------
Long-term debt....................................     555.5      514.9
                                                    --------   --------
   Total long and short-term debt before fair
     value adjustments............................     693.2      618.9
Fair value adjustments related to interest rate
  swaps (1).......................................      22.1       94.5
                                                    --------   --------
Total long and short-term debt after fair value
  adjustments.....................................  $  715.3   $  713.4
                                                    ========   ========
Consumer notes:
  Notes payable, interest ranging from 1.75% to
   6.25% due in varying amounts to 2032...........  $2,379.1   $1,550.4
                                                    ========   ========

(1)As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the Surplus Notes from fixed to variable. Under SFAS No. 133, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

The issuance of Surplus Notes by the Company was approved by the Massachusetts Commissioner of Insurance, and any payments of interest or principal on the Surplus Notes requires the prior approval of the Massachusetts Commissioner of Insurance. The notes payable consists of debt issued by various operating subsidiaries of the Company of which $124.5 million was outstanding at December 31, 2004 at Signature Fruit, Inc., a subsidiary of the Company, $101.7 million of which is short-term.

At December 31, 2004 the Company had two separate committed lines of credit: one of $500 million, through a syndication of banks including Fleet National Bank, JPMorgan Chase, Credit Suisse First Boston, The Bank of New York, Barclays, The Bank of Nova Scotia, Wachovia, Royal Bank of Canada, State Street Bank, Bank of America, Bank One, BNP Paribas, Deutsche Bank, PNC Bank, Sovereign Bank, Westdeutsche Landesbank, Comerica Bank and Northern Trust (the "external line of credit"); the second of $1.0 billion with the Company's parent, Manulife (the "Manulife line of credit"). The external line of credit agreement provides for a multi-year facility for $500 million (renewable in 2005). The external line of credit is available for general corporate purposes. The external line of credit agreement has no material adverse change clause, and includes, among others, the following covenants: minimum requirements for JHFS shareholder's equity, maximum limit on the capitalization ratio and a negative pledge clause (with exceptions) as well as limitations on subsidiary debt, none of which were triggered as of December 31, 2004. The external line of credit also contains cross-acceleration provisions, none of which were triggered as of December 31, 2004. The fee structure of the external line of credit is determined by the rating levels of JHFS or the Life Company. To date, the Company has not borrowed any amounts under the external lines of credit as of December 31, 2004.

The Manulife line of credit agreement provides for a 364-day credit facility for $1.0 billion. Manulife will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants, which were met at December 31, 2004. To date, we have not borrowed any amounts under the external or Manulife lines of credit as of December 31, 2004.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 9 -- Debt and Line of Credit -- (continued)

Aggregate maturities of long-term debt are as follows: 2005 -- $137.7 million; 2006 -- $16.0 million; 2007 -- $11.7 million; 2008 -- $2.0 million, 2009 -- $1.2 million; and thereafter -- $524.6 million.

Interest expense on debt, included in other operating costs and expenses, was $27.7 million and $14.2 million for the periods from April 29 through December 31, 2004 and January 1 through April 28, 2004, respectively. Interest expense on debt, included in other operating costs and expenses, was $49.6 million and $52.6 million in 2003 and 2002, respectively. Interest paid on debt was $24.8 million and $19.2 million for the period from April 29 through December 31, 2004 and January 1 through April 28, 2004, respectively. Interest paid amounted to $46.2 million in 2003 and $47.0 million in 2002.

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes are issued weekly with a variety of maturities, interest rates, and call provisions. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1,000,000, or an individual redemption limitation of $200,000 of aggregate principal.

Aggregate maturities of consumer notes, gross of unamortized dealer fees, are as follows: 2005 -- $22.1 million, 2006 -- $80.5 million; 2007 -- $144.0 million;
2008 -- $106.3 million, 2009 -- $38.2 million; and thereafter -- $1,977.5 million. As of December 31, 2004, there were no maturities of consumer notes in 2004.

Interest expense on consumer notes, included in benefits to policyholders, was $100.8 million, $39.0 million and $2.5 million in 2004, 2003, and 2002, respectively. Interest paid amounted to $90.1 million, $29.8 million and $1.4 million in 2004, 2003 and 2002.

Note 10 -- Minority Interest

Minority interest consist of equity interests in a consolidated partnership. For financial reporting purposes, the assets, the liabilities, and earnings of the partnership are consolidated in the Company's financial statements. The minority interest of $5.1 million on the Company's Consolidated Balance Sheets in the equity of the consolidated partnership reflects the original investment by minority shareholders in the consolidated partnership, along with their proportional share of the earnings or losses of this partnership.

Note 11 -- Related Party Transactions

The Company provides JHFS, its parent, with personnel, property, and facilities in carrying out certain of its corporate functions. The Company annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in other operating costs and expenses in the Company's Consolidated Statements of Income. The Company charged JHFS service fees of $17.3 million, $21.0 million and $23.0 million for the years ending December 31, 2004, 2003 and 2002, respectively. As of December 31, 2004, JHFS was current in its payments to the Company related to these services.

The Company provides certain administrative and asset management services to its pension plans and employee welfare trust (the Plans). Fees paid to the Company for these services were $6.4 million, $5.7 million and $7.2 million during the years ended December 31, 2004, 2003 and 2002, respectively.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 -- Related Party Transactions -- (continued)

During the years ended December 31, 2004 and 2003, the Company paid $100.1 million and $24.8 million, respectively, in premiums to an affiliate, John Hancock Insurance Company of Vermont (JHIC of Vermont) for certain insurance services. All of these were in Trust Owned Health Insurance (TOHI) premiums, a funding vehicle for postretirement medical benefit plans, which offers customers an insured medical benefit-funding program in conjunction with a broad range of investment options.

The Company has reinsured certain portions of its long-term care insurance and group pension businesses with John Hancock Reassurance Company, Ltd. of Bermuda (JHReCo), an affiliate and wholly owned subsidiary of JHFS. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a funds withheld basis where the related financial assets remain invested at the Company. During the fourth quarter of 2003, the reinsurance agreement covering pension contracts was converted to a modified coinsurance agreement. As a result, the Company recorded a liability for coinsurance amounts withheld from JHReCo of $1,529.0 million and $994.5 million at December 31, 2004 and 2003, respectively, which are included with other liabilities in the Company's Consolidated Balance Sheets and recorded reinsurance recoverable from JHReCo of $2,169.2 million and $1,421.1 million at December 31, 2004 and 2003, respectively, which are included with other reinsurance recoverables on the Company's Consolidated Balance Sheets. Premiums ceded to JHReCo were $702.8 million, $868.7 million and $596.8 million during the years ended December 31, 2004, 2003 and 2002 respectively.

During the year ended 2002, the Company reinsured certain portions of its group pension businesses with an affiliate, JHIC of Vermont. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a modified coinsurance basis where the related financial assets remain invested at the Company. As a result, the Company recorded a liability for reinsurance recoverable from JHIC of Vermont of $286.5 million and $157.2 million at December 31, 2004 and 2003, which is included with other liabilities in the Company's Consolidated Balance Sheets. At December 31, 2004 and December 31, 2003, the Company had not recorded any outstanding reinsurance receivables from JHIC of Vermont. Reinsurance recoverable is typically recorded with other reinsurance recoverables on the consolidated balance sheet. Premiums ceded by the Company to JHIC of Vermont were $1.0 and $0.8 million during the years ended December 31, 2004 and 2003.

The Company, in the ordinary course of business, invests funds deposited with it by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2004, the Company managed approximately $58.5 million of investments for Manulife affiliates which to date generated market-based revenue for the Company.

To effect the efficiencies of the merger with Manulife, the Company has an arrangement with its parent, Manulife, to share the cost of certain corporate services including, among others, personnel, property facilities, catastrophic reinsurance coverage, and directors' and officers insurance. In addition, synergies of sales agents are being found whereby the Company has an arrangement for the compensation of its sales agents for cross-selling products of Manulife affiliates. Operational efficiencies identified in the merger are subject to a service agreement between the Company and its affiliate Manulife U.S.A., a U.S.-based life insurance subsidiary of Manulife, whereby the Company is obligated to provide certain services in support of Manulife U.S.A's business. Further, under the service agreement Manulife U.S.A. is obligated to provide compensation to the Company for services provided. Through December 31, 2004, there had not been a material level of business transacted under the service agreement and no material receivable is owed to the Company at period end.

There are two Service Agreements, both effective as of April 28, 2004, between the Company and The Manufacturers Life Insurance Company (U.S.A.) which on January 1, 2005 changed its name to John Hancock Life insurance Company (U.S.A.) ("John Hancock USA"). Under the one agreement the Company provides services to John Hancock USA, and under the other John Hancock USA provides services to the Company. In both cases the Provider of the services can also employ a "Provider Affiliate" to provide services. In the case of the service agreement where the Company provides services to John Hancock USA, a "Provider Affiliate" means the Company's parent, JHFS, and its direct and indirect subsidiaries, except for John Hancock USA. As of December 31, 2004 there are accrued payables of $9.8 million for these service agreements. John Hancock USA paid $15.3 million and Manulife New York paid $0.9 million to Signator for commissions on Manulife product sales.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 -- Related Party Transactions -- (continued)

Prior to its merger with Manulife, the Company reinsured certain portions of its closed block with Manulife. During the fourth quarter of 2004, the Life Company entered into an additional agreement covering closed block policies with a Manulife affiliate. The Company entered into these reinsurance contracts in order to facilitate its statutory capital management process. Both the original and the revised reinsurance contracts are primarily written on a modified coinsurance basis where the related financial assets remain invested at the Company. The closed block reinsurance agreement is a financial reinsurance agreement and does not meet the risk transfer definition for U.S. GAAP reporting purposes. The agreement is accounted for under deposit accounting with only the reinsurance risk fee being reported on the consolidated statements of income. The Company's Consolidated Financial Statements do not report reinsurance ceded premiums or reinsurance recoverable. The Company's Consolidated Financial Statements report a risk fee that was paid to the Manulife reinsurance companies for year 2004. This appears in other operating costs and expenses in the Consolidated Statements of Income and was $1.5 million for the period the Company operated as a subsidiary of Manulife, April 29, 2004 through December 31, 2004.

Note 12 -- Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

                                April 29, 2004 to    January 1, 2004 to
                                December 31, 2004      April 28, 2004             2003                    2002
                               -------------------   ------------------   ---------------------   ---------------------
                                     Premiums              Premiums              Premiums                Premiums
                               -------------------   ------------------   ---------------------   ---------------------
                                Written    Earned     Written    Earned    Written      Earned     Written      Earned
                               --------   --------   --------   -------   ---------   ---------   ---------   ---------
                                                                   (in millions)
Direct......................   $1,675.8   $1,683.4    $ 856.8   $ 846.7   $ 2,816.3   $ 2,813.5   $ 2,570.1   $ 2,565.0
Assumed.....................      484.3      484.3      192.8     192.8       690.5       690.5       469.3       469.3
Ceded.......................     (815.7)    (815.7)    (411.5)   (411.5)   (1,464.6)   (1,464.6)   (1,050.1)   (1,050.1)
                               --------   --------    -------   -------   ---------   ---------   ---------   ---------
Net life, health and annuity
  premiums..................   $1,344.4   $1,352.0    $ 638.1   $ 628.0   $ 2,042.2   $ 2,039.4   $ 1,989.3   $ 1,984.2
                               ========   ========    =======   =======   =========   =========   =========   =========

For the period January 1 through April 29, 2004 and April 29 through December 31, 2004 benefits to policyholders under life, health and annuity ceded reinsurance contracts were $172.4 million and $360.9 million respectively. For the years ended December 31, 2003 and 2002, benefits to policyholders under life, health and annuity ceded reinsurance contracts were $474.6 million and $645.9 million, respectively.

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 -- Pension Benefit Plans and Other Postretirement Benefit Plans

The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both funded qualified and unfunded non-qualified defined benefit and qualified defined contribution pension plans. Through the non-qualified defined benefit plans, the Company provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits under applicable law. Prior to 2002, pension benefits under the defined benefit plans were also based on years of service and final average compensation (generally during the three years prior to retirement). In 2001, the defined benefit pension plans were amended to a cash balance basis under which benefits are based on career average compensation. Under grandfathering rules, employees within 5 years of early retirement eligibility or employees over age 40 and with at least 10 years of service will receive pension benefits based on the greater of the benefit from the cash balance basis or the prior final average salary basis. This amendment became effective on January 1, 2002.

Benefits related to the defined benefit pension plans paid to employees and retirees were $80.6 million for the period January 1 through April 28, 2004 and $128.9 million April 29 through December 31, 2004. Benefits related to the defined benefit pension plans paid to employees and retirees were $167.7 million and $161.0 million in 2003, and 2002, respectively.

The Company uses a December 31 measurement date.

Defined contribution plans include the Investment Incentive Plan and the Savings and Investment Plan. The expense for defined contribution plans was $9.0 million, $9.6 million, and $10.4 million in 2004, 2003 and 2002, respectively.

In addition to the Company defined benefit pension plans, the Company has employee welfare plans for medical and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach certain age and service requirements while employed by the Company. The postretirement health care coverages are contributory based for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on the number of years of service. Dental insurance is provided to eligible pre- January 1, 1992 retired employees.

On December 8, 2003, President Bush signed into law a bill that expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006. The Medicare Prescription Drug Improvement and Modernization Act of 2003 provides for special tax-free subsidies to employers that offer plans with qualifying drug coverages beginning in 2006. There are two broad groups of retirees receiving employer-subsidized prescription drug benefits from John Hancock. The first group, those who retired prior to January 1, 1992, receive a subsidy of between 90% and 100% of total cost. Since this subsidy level will clearly meet Medicare's criteria for a qualifying drug coverage, the Company anticipates that the benefits it pays after 2005 for pre 1992 retirees will be lower as a result of the new Medicare provisions. In accordance with FASB Staff Position FAS 106-2, the Company reflected a reduction in liability for this group of $40.9 million as of the purchase accounting remeasurement (April 28, 2004). With respect to the second group, those who retired on or after January 1, 1992, the employer subsidy on prescription drug benefits is capped and currently provides as low as 25% of total cost. Since final regulations on determining whether a benefit meets the actual criteria for qualifying drug coverage have not been issued by Medicare as of December 31, 2004, the Company will address the impact of the Act with respect to post- 1991 retirees once these clarifying regulations have been issued.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 -- Pension Benefit Plans and Other Postretirement Benefit Plans -- (continued)

Obligations and Funded Status:

                                                                                        Other Postretirement
                                                                   Pension Benefits           Benefits
                                                                  -------------------   --------------------
                                                                          Years Ended December 31,
                                                                  ------------------------------------------
                                                                    2004       2003      2004        2003
                                                                  --------   --------   -------   ----------
                                                                                (in millions)
Change in benefit obligation:
Benefit obligation at beginning of year.........................  $2,174.8   $2,029.3   $ 615.4    $ 584.3
Service cost....................................................      22.3       25.8       1.4        1.5
Interest cost...................................................     128.2      130.5      36.3       35.3
Amendments......................................................        --         --        --      (54.3)
Actuarial loss..................................................     126.4      156.9      54.0       93.3
Benefits paid...................................................    (209.5)    (167.7)    (51.1)     (43.9)
Curtailment.....................................................        --         --        --       (0.8)
                                                                  --------   --------   -------    -------
Benefit obligation at end of year...............................  $2,242.2   $2,174.8   $ 656.0    $ 615.4
                                                                  ========   ========   =======    =======
Change in plan assets:
Fair value of plan assets at beginning of year..................  $2,101.2   $1,861.0   $ 237.0    $ 204.2
Actual return on plan assets....................................     259.5      393.4      22.3       44.8
Employer contribution...........................................      53.9       14.5      51.1       32.0
Employee contribution...........................................        --         --       5.4        4.2
Benefits paid...................................................    (209.5)    (167.7)    (56.5)     (48.2)
                                                                  --------   --------   -------    -------
Fair value of plan assets at end of year........................  $2,205.1   $2,101.2   $ 259.3    $ 237.0
                                                                  ========   ========   =======    =======
Funded status...................................................  $  (37.1)  $  (73.6)  $(396.7)   $(378.4)
Unrecognized actuarial (gain) loss..............................     (71.7)     401.1      23.3      157.1
Unrecognized prior service cost.................................        --       55.3        --      (81.2)
                                                                  --------   --------   -------    -------
Prepaid (accrued) benefit cost..................................  $ (108.8)  $  382.8   $(373.4)   $(302.5)
                                                                  ========   ========   =======    =======
Amounts recognized in the Company's Consolidated Balance Sheets:
Prepaid benefit cost............................................  $  154.1   $  569.4
Accrued benefit liability including minimum liability...........    (279.9)    (317.0)
Intangible asset................................................        --        0.1
Accumulated other comprehensive income..........................      17.0      130.3
                                                                  --------   --------
Net amount recognized...........................................  $ (108.8)  $  382.8
                                                                  ========   ========

The accumulated benefit obligations for all defined benefit pension plans was $2,126.2 million and $2,076.5 million at December 31, 2004 and 2003, respectively and is included in other liabilities on the Company's Consolidated Balance Sheets.

Information for pension plans with accumulated benefit obligations in excess of plan assets:

                                    Years Ended December 31,
                                    ------------------------
                                      2004            2003
                                    ---------      ---------
                                         (in millions)
Projected benefit obligation....    $   376.5      $   337.2
Accumulated benefit obligation..        355.3          317.9
Fair value of plan assets.......          4.3            0.9

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 -- Pension Benefit Plans and Other Postretirement Benefit Plans -- (continued)


Components of Net Periodic Benefit cost:

                                                             Years Ended December 31,
                                       ------------------------------------------------------------------
                                              Pension Benefits             Other Postretirement Benefits
                                       --------------------------------   -------------------------------
                                       January 1    April 29              January 1    April 29
                                        through     through                through     through
                                       April 28,  December 31,            April 28,  December 31,
                                         2004         2004        2003      2004         2004       2003
                                       ---------  ------------  -------   ---------  ------------  ------
                                                                  (in millions)
Service cost........................    $  7.5      $  14.8     $  25.9     $ 0.5       $  0.9     $  1.6
Interest cost.......................      43.2         85.0       130.5      11.8         24.5       35.3
Expected return on plan assets......     (58.8)      (115.1)     (155.8)     (6.9)       (13.9)     (17.4)
Amortization of transition asset....        --           --         0.1        --           --         --
Amortization of prior service cost         2.2           --         7.4      (2.5)          --       (6.6)
Recognized actuarial gain (loss)....       8.3           --        29.7       4.2           --        6.9
                                        ------      -------     -------     -----       ------     ------
Net periodic benefit (credit) cost..    $  2.4      $ (15.3)    $  37.8     $ 7.1       $ 11.5     $ 19.8
                                        ======      =======     =======     =====       ======     ======

Additional Information:

                                                                                Years Ended December 31,
                                                                  ----------------------------------------------------
                                                                                                  Other Postretirement
                                                                        Pension Benefits               Benefits
                                                                  ------------------------------  --------------------
                                                                  January 1    April 29
                                                                   through     through
                                                                  April 28,  December 31,
                                                                    2004         2004      2003      2004       2003
                                                                  ---------  ------------  -----     ----       ----
                                                                                 (in millions)
Increase in minimum liabilities included in other comprehensive
  income.......................................................     $(5.6)     $(107.7)    $25.8     N/A        N/A

Assumptions:

Weighted-average assumptions used to determine benefit obligation:

                                                  Years Ended December 31,
                                           --------------------------------------
                                                             Other Postretirement
                                           Pension Benefits        Benefits
                                           ----------------  --------------------
                                           2004     2003      2004       2003
                                           -----   --------  ------   -----------
Discount rate............................  5.75%    6.25%     5.75%      6.25%
Rate of compensation increase............  4.00%    3.00%      N/A        N/A
Health care trend rate for following year                    10.50%     11.00%
Ultimate trend rate......................                     5.00%      5.25%
Year ultimate rate reached...............                     2016       2010

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 -- Pension Benefit Plans and Other Postretirement Benefit Plans -- (continued)

Weighted-average assumptions used to determine net periodic benefit cost:

                                                 Years Ended December 31,
                                             -------------------------------------
                                                               Other Postretirement
                                             Pension Benefits        Benefits
                                             ----------------  --------------------
                                             2004       2003   2004           2003
                                             ----       -----  -----         -----
Discount rate..............................  6.25%      6.75%   6.00%          6.75%
Expected long-term return on plan assets...  8.50%      8.75%   8.75%          8.75%
Rate of compensation increase..............  3.00%      3.50%    N/A            N/A
Health care trend rate for following year..                    11.00%         10.00%
Ultimate trend rate........................                     5.00%          5.25%
Year ultimate rate reached.................                     2016           2008

The Company generally determines the assumed long-term rate of return on plan assets based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination. Current conditions and published commentary/guidance from the U.S. Securities and Exchange Commission staff suggestions are also considered.

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                                       1-Percentage    1-Percentage
                                                                      Point Increase  Point Decrease
                                                                      --------------  --------------
                                                                              (in millions)
Effect on total service and interest costs in 2004..................      $ 1.7          $ (1.5)
Effect on postretirement benefit obligations as of December 31, 2004       28.2           (24.9)

Plan Assets

The Company's weighted-average asset allocations for its plans at December 31, 2004 and 2003, by asset category are as follows:

                               Pension
                             Plan Assets
                           at December 31,
                           --------------
                           2004       2003
                           ----       ----
Asset Category
Equity securities........   65%        69%
Fixed maturity securities   25         24
Real estate..............    2          2
Other....................    8          5
                           ---        ---
Total....................  100%       100%
                           ===        ===

The target allocations for assets of the Company's pension plans is summarized below for major asset categories.

Asset Category
Equity securities........  50%  -80%
Fixed maturity securities  25%  -35%
Real estate..............   1%   -5%
Other....................  --%  -15%

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 -- Pension Benefit Plans and Other Postretirement Benefit Plans -- (continued)

The plans do not own any of the Company's common stock at December 31, 2004 and 2003.

Other postretirement benefit plan weighted-average asset allocations at December 31, 2004, and 2003, by asset category are as follows:

                               Other
                           Postretirement
                              Benefits
                             Plan Assets
                           at December 31,
                           ---------------
                           2004       2003
                           ----       ----
Asset Category
Equity securities........   61%        61%
Fixed maturity securities   39         38
Real estate..............   --         --
Other....................   --          1
                           ---        ---
 Total...................  100%       100%
                           ===        ===

Plan assets for other post retirement benefits for non-union employees are comprised of an irrevocable health insurance contract and a 401(h) account under the pension plan. The plan assets for other postretirement benefits for other employees are held in a 401(h) account under the pension plan. The plan assets underlying the insurance contract have target allocations of approximately 60% equity securities and 40% fixed maturity securities. The plan assets in the 401(h) account are invested on a combined basis with the assets of the Company's defined benefit pension plans.

Cash Flows

Contributions. The Company's funding policy for its qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA) and other applicable laws, and, generally, not greater than the maximum amount that can be deducted for Federal income tax purposes. In 2004, $2.3 million was contributed to these qualified plans and no contributions were made in 2003. The entire $2.3 million was contributed to only one plan to ensure that the plan's assets continued to exceed the plan's Accumulated Benefit Obligation. The funding policy for its non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year. In 2004 and 2003, $51.6 million and $14.5 million, respectively, were contributed to three non-qualified plans. The Company expects to contribute approximately $4.7 million to its qualified pension plans in 2005 and approximately $64.3 million to its non-qualified pension plans in 2005.

The Company's policy is to fund its other post retirement benefits in amounts at or below the annual tax qualified limits.

Projections for benefit payments for the next ten years are as follows:

Projected Employer Pension Benefits Payment

    Year     Total Qualified  Total Nonqualified  Total
-----------  ---------------  ------------------  ------
                                 (in millions)
   2005          $146.8            $ 64.3         $211.1
   2006           134.8              22.0          156.8
   2007           135.8              23.1          158.9
   2008           135.7              23.5          159.2
   2009           136.6              22.4          159.0
2010 - 2014       707.9             108.7          816.6

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 -- Pension Benefit Plans and Other Postretirement Benefit Plans -- (continued)

Projected Employer OPEB Benefits Payment (includes Future Service Accruals)

                             Net of Medicare Part D
    Year     Gross Payments         Subsidy          Net Payments
-----------  --------------  ----------------------  ------------
                                 (in millions)
   2005          $ 53.5             $   --             $ 53.5
   2006            55.6               (4.0)              51.6
   2007            56.5               (4.1)              52.4
   2008            57.2               (4.2)              53.0
   2009            57.5               (4.2)              53.3
2010 - 2014       285.1              (20.6)             264.5

The information that follows shows supplemental information for the Company's defined benefit pension plans. Certain key summary data is shown separately for qualified plans and non-qualified plans.

                                                                           Years Ended December 31,
                                                   ----------------------------------------------------------------------
                                                                 2004                                2003
                                                   ----------------------------------  ----------------------------------
                                                   Qualified  Nonqualified             Qualified  Nonqualified
                                                     Plans       Plans        Total      Plans       Plans        Total
                                                   ---------  ------------  ---------  ---------  ------------  ---------
                                                                               (in millions)
Obligations and Funded Status:
Benefit obligation at the end of year............  $1,865.7     $ 376.5     $2,242.2   $1,837.7     $ 337.1     $2,174.8
Fair value of plan assets at end of year.........   2,200.8         4.3      2,205.1    2,100.3         0.9      2,101.2
Funded status (assets less obligations)..........     335.1      (372.2)       (37.1)     262.6      (336.2)       (73.6)
Unrecognized net actuarial loss (gain)...........     (99.0)       27.3        (71.7)     240.9       160.2        401.1
Unrecognized prior service cost..................        --          --           --       65.9       (10.6)        55.3
Unrecognized transition asset....................        --          --           --         --          --           --
                                                   --------     -------     --------   --------     -------     --------
Prepaid (accrued) benefit cost...................  $  236.1     $(344.9)    $ (108.8)  $  569.4     $(186.6)    $  382.8
                                                   ========     =======     ========   ========     =======     ========
Amounts recognized in the Company's Consolidated
  Balance Sheets:

Prepaid benefit cost.............................  $  236.1     $ (82.0)    $  154.1   $  569.4     $    --     $  569.4
Accrued benefit liability including minimum
  liability......................................        --      (279.9)      (279.9)        --      (317.0)      (317.0)
Intangible asset.................................        --          --           --         --         0.1          0.1
Accumulated other comprehensive income...........        --        17.0         17.0         --       130.3        130.3
                                                   --------     -------     --------   --------     -------     --------
Net amount recognized............................  $  236.1     $(344.9)    $ (108.8)  $  569.4     $(186.6)    $  382.8
                                                   ========     =======     ========   ========     =======     ========
Components of net periodic (credit) benefit cost:
Service cost.....................................  $   19.7     $   2.6     $   22.3   $   24.1     $   1.8     $   25.9
Interest cost....................................     107.2        21.0        128.2      111.0        19.5        130.5
Expected return on plan assets...................    (173.7)       (0.2)      (173.9)    (155.6)       (0.2)      (155.8)
Amortization of transition asset.................        --          --           --         --         0.1          0.1
Amortization of prior service cost...............       2.2          --          2.2        7.5        (0.1)         7.4
Recognized actuarial gain........................       3.9         4.4          8.3       20.1         9.6         29.7
                                                   --------     -------     --------   --------     -------     --------
Net periodic benefit (credit) cost...............  $  (40.7)    $  27.8     $  (12.9)  $    7.1     $  30.7     $   37.8
                                                   ========     =======     ========   ========     =======     ========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 14 -- Commitments, Guarantee, Contingencies and Legal Proceedings

Commitments

The Company has extended commitments to purchase fixed maturity investments, preferred and common stock and other invested assets and to issue mortgage loans on real estate totaling $322.4 million, $42.0 million, $443.7 million and $557.4 million, respectively, at December 31, 2004. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $1.4 billion at December 31, 2004. The majority of these commitments expire in 2005.

Guarantees

In the course of business the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under accounting principles generally accepted in the U.S. specific to the insurance industry. The Company has no material guarantees outstanding outside the scope of insurance accounting at December 31, 2004.

Contingencies

Through the Company's group health insurance operations, the Company entered into a number of reinsurance arrangements in respect to personal accident insurance and the occupational accident component of workers compensation insurance, a portion of which was originated through a pool managed by Unicover Managers, Inc. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed 95% of these risks on to other companies. This business had originally been reinsured by a number of different companies, and has become the subject of widespread disputes. The disputes concern the placement of the business with reinsurers and recovery of the reinsurance. The Company is engaged in disputes, including a number of legal proceedings, in respect to this business. The risk to the Company is that other companies that reinsured the business from the Company may seek to avoid their reinsurance obligations. However, the Company believes that it has a reasonable legal position in this matter. During the fourth quarter of 1999 and early 2000, the Company received additional information about its exposure to losses under the various reinsurance programs. As a result of this additional information and in connection with global settlement discussions initiated in late 1999 with other parties involved in the reinsurance programs, during the fourth quarter of 1999 the Company recognized a charge for uncollectible reinsurance of $133.7 million. During 2004, the Company received additional information about its exposure and recognized an additional charge of $92.4 million, after tax, as its current best estimate of its exposure as of December 31, 2004.

Legal Proceedings

We are regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming us as a defendant ordinarily involves our activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning our compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. As with many other companies in the financial services industry, we have been requested or required by such government and regulatory authorities to provide information with respect to market timing and late trading of mutual funds and sales compensation and broker-dealer practices, including with respect to mutual funds underlying variable life and annuity products. It is believed that these inquiries are similar to those made to many financial service companies by various agencies into practices, policies and procedures relating to trading in mutual fund shares and sales compensation and broker-dealer practices. We intend to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. We do not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on our financial condition or results of operations.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 15 -- Shareholder's Equity

Common Stock

The Company has one class of capital stock, common stock ($10,000 par value, 1,000 shares issued and outstanding). All of the outstanding common stock of the Company is owned by JHFS, the parent.

Other Comprehensive Income

The components of accumulated other comprehensive income are as follows:

                                                                                     Net
                                                                                 Accumulated    Foreign                Accumulated
                                                                      Net        Gain (Loss)   Currency     Minimum       Other
                                                                   Unrealized      on Cash    Translation   Pension   Comprehensive
                                                                 Gains (Losses)  Flow Hedges  Adjustment   Liability     Income
                                                                 --------------  -----------  -----------  ---------  -------------
                                                                                          (in millions)
Balance at December 31, 2001...................................      $247.3        $ 19.1        $(3.0)     $(37.8)      $225.6
Gross unrealized gains (losses) (net of deferred income tax
  expense of $32.1 million)....................................        87.2            --           --          --         87.2
Reclassification adjustment for gains (losses), realized
  in net income (net of income tax expense of $61.6 million)...       114.4            --           --          --        114.4
Adjustment for participating group annuity contracts (net of
  deferred income tax benefit of $14.6 million)................       (27.2)           --           --          --        (27.2)
Adjustment for deferred policy acquisition costs and value
  of business acquired (net of deferred income tax benefit
  of $20.5 million)............................................       (38.0)           --           --          --        (38.0)
Adjustment for policyholder dividend obligation (net of
  deferred income tax benefit of $38.0 million)................       (70.7)           --           --          --        (70.7)
                                                                     ------        ------        -----      ------       ------
Net unrealized gains (losses)..................................        65.7            --           --          --         65.7
Minimum pension liability (net of deferred income tax
  benefit of $13.2 million)....................................          --            --           --       (24.4)       (24.4)
Net accumulated gains (losses) on cash flow hedges (net of
  income tax expense of $94.5 million).........................          --         175.3           --          --        175.3
                                                                     ------        ------        -----      ------       ------
Balance at December 31, 2002...................................      $313.0        $194.4        $(3.0)     $(62.2)      $442.2
                                                                     ======        ======        =====      ======       ======

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 15 -- Shareholder's Equity -- (continued)

                                                                                     Net
                                                                                 Accumulated    Foreign                Accumulated
                                                                      Net        Gain (Loss)   Currency     Minimum       Other
                                                                   Unrealized      on Cash    Translation   Pension   Comprehensive
                                                                 Gains (Losses)  Flow Hedges  Adjustment   Liability     Income
                                                                 --------------  -----------  -----------  ---------  -------------
                                                                                          (in millions)
Balance at January 1, 2003.....................................     $  313.0       $194.4        $(3.0)     $(62.2)     $  442.2
Gross unrealized gains (losses) (net of deferred income tax
  expense of $504.6 million)...................................        937.7           --           --          --         937.7
Reclassification adjustment for gains (losses), realized in
  net income (net of income tax expense of $130.6 million).....        242.5           --           --          --         242.5
Adjustment for participating group annuity contracts (net of
  deferred income tax benefit of $22.0 million)................        (40.9)          --           --          --         (40.9)
Adjustment for deferred policy acquisition costs and value
  of business acquired (net of deferred income tax benefit
  of $59.1 million)............................................       (109.8)          --           --          --        (109.8)
Adjustment for policyholder dividend obligation (net of
  deferred income tax benefit of $59.2 million)................       (109.8)          --           --          --        (109.8)
                                                                    --------       ------        -----      ------      --------
Net unrealized gains (losses)..................................        919.7           --           --          --         919.7
Foreign currency translation adjustment........................           --           --         (0.1)         --          (0.1)
Minimum pension liability (net of deferred income tax
  benefit of $8.5 million).....................................           --           --           --       (15.8)        (15.8)
Net accumulated gains (losses) on cash flow hedges (net of
  income tax expense of $17.1 million).........................           --         31.7           --          --          31.7
Change in accounting principle (net of income tax expense
  of $53.8 million)............................................         99.9           --           --          --          99.9
                                                                    --------       ------        -----      ------      --------
Balance at December 31, 2003...................................     $1,332.6       $226.1        $(3.1)     $(78.0)     $1,477.6
                                                                    ========       ======        =====      ======      ========

                                                                                     Net
                                                                                 Accumulated    Foreign                Accumulated
                                                                      Net        Gain (Loss)   Currency     Minimum       Other
                                                                   Unrealized      on Cash    Translation   Pension   Comprehensive
                                                                 Gains (Losses)  Flow Hedges  Adjustment   Liability     Income
                                                                 --------------  -----------  -----------  ---------  -------------
                                                                                          (in millions)
Balance at January 1, 2004.....................................     $1,332.6       $226.1        $(3.1)     $(78.0)     $1,477.6
Gross unrealized gains (losses) (net of deferred income
  tax benefit of $139.1 million)...............................       (257.8)          --           --          --        (257.8)
Adjustment for participating group annuity contracts (net
  of deferred income tax benefit of $0.5 million)..............         (1.0)          --           --          --          (1.0)
Adjustment for deferred policy acquisition costs and value of business acquired (net of deferred income tax of
  $84.0 million)...............................................        156.1           --           --          --         156.1
Adjustment for policyholder dividend obligation (net of
  deferred income tax of $39.9 million)........................         74.1           --           --          --          74.1
                                                                    --------       ------        -----      ------      --------
Net unrealized gains (losses)..................................        (28.6)          --           --                     (28.6)
Foreign currency translation adjustment........................           --                      (0.3)         --          (0.3)
Minimum pension liability (net of deferred income tax
  benefit of $0.4 million).....................................           --           --           --         0.6           0.6
Net accumulated gains (losses) on cash flow hedges (net of
  income tax benefit of $20.0 million).........................           --        (37.3)          --          --         (37.3)
                                                                    --------       ------        -----      ------      --------
Balance at April 28, 2004......................................     $1,304.0       $188.8        $(3.4)     $(77.4)     $1,412.0
                                                                    ========       ======        =====      ======      ========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 15 -- Shareholder's Equity -- (continued)

                                                                                     Net
                                                                                 Accumulated   Foreign                Accumulated
                                                                      Net        Gain (Loss)   Currency     Minimum       Other
                                                                   Unrealized      on Cash    Translation   Pension   Comprehensive
                                                                 Gains (Losses)  Flow Hedges  Adjustment   Liability     Income
                                                                 --------------  -----------  -----------  ---------  -------------
                                                                                             (in millions)
Balance at April 28, 2004.......................................   $ 1,304.0       $ 188.8       $(3.4)     $(77.4)     $ 1,412.0
                                                                   =========       =======       =====      ======      =========
Acquisition by Manulife Financial Corporation:
Sale of accumulated other comprehensive income..................    (1,304.0)       (188.8)        3.4        77.4       (1,412.0)
                                                                   ---------       -------       -----      ------      ---------
Balance at April 29, 2004.......................................   $      --       $    --       $  --      $   --      $      --
                                                                   =========       =======       =====      ======      =========
Gross unrealized gains (losses) (net of deferred income tax
  expense of $292.0 million)....................................   $   544.9            --          --          --      $   544.9
Adjustment for deferred policy acquisition costs and value of business acquired (net of deferred income tax benefit of
  $31.7 million)................................................       (58.9)           --          --          --          (58.9)
Adjustment for policyholder dividend obligation (net of
  deferred income tax benefit of $40.1 million).................       (74.6)           --          --          --          (74.6)
                                                                   ---------       -------       -----      ------      ---------
Net unrealized gains (losses)...................................       411.4            --          --          --          411.4
Foreign currency translation adjustment.........................          --            --       $ 0.6          --            0.6
Net accumulated gains (losses) on cash flow hedges (net of
  income tax expense of $110.4 million).........................          --       $ 242.4          --          --          242.4
Minimum pension liability, (net of deferred income tax
  expense of $6.0 million)......................................          --            --          --      $(11.0)         (11.0)
                                                                   ---------       -------       -----      ------      ---------
Balance at December 31, 2004....................................   $   411.4       $ 242.4       $ 0.6      $(11.0)     $   643.4
                                                                   =========       =======       =====      ======      =========

Net unrealized investment and other gains (losses), included in the Company's Consolidated Balance Sheets as a component of shareholder's equity, are summarized as follows:

                                                                         For the Years Ended December 31,
                                                                         -------------------------------
                                                                           2004       2003        2002
                                                                         --------   ---------   --------
                                                                                  (in millions)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
   Fixed maturities....................................................  $  825.1   $ 2,574.4   $  839.8
   Equity investments..................................................       9.0        83.1       42.1
   Derivatives and other...............................................       2.8        81.5       41.7
                                                                         --------   ---------   --------
Total..................................................................     836.9     2,739.0      923.6
Amounts of unrealized investment (gains) losses attributable to:
   Participating group annuity contracts...............................        --          --      (90.8)
   Deferred policy acquisition costs and value of business acquired....    (114.7)     (278.4)    (109.5)
   Policyholder dividend obligation....................................     (90.6)     (422.9)    (253.9)
   Deferred Federal income taxes.......................................    (220.2)     (705.1)    (156.4)
                                                                         --------   ---------   --------
Total..................................................................    (425.5)   (1,406.4)    (610.6)
                                                                         --------   ---------   --------
Net unrealized investment gains........................................  $  411.4   $ 1,332.6   $  313.0
                                                                         ========   =========   ========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 15 -- Shareholder's Equity -- (continued)

Statutory Results

The Company and its domestic insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

From time to time the Company has requested permission from the Commonwealth of Massachusetts Division of Insurance (the Division) for a permitted accounting practice. The Company currently has one permitted practices which relate to an admitted asset for an after-tax ceding commission in the acquisition of the fixed universal life insurance business of Allmerica Financial.

On December 31, 2002, the Company entered into indemnity coinsurance agreements, under which it assumed 100% of the liabilities for the fixed universal life insurance blocks of Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company. The Division provided the Company approval to record the after-tax ceding commission of $37.8 million, $51.1 million and $60.5 million on the purchase as goodwill at December 31, 2004, 2003 and 2002, respectively. This amount will be amortized over a ten year period. The impact on statutory net income was an amortization expense of $12.4 million and $9.3 million in 2004 and 2003, respectively. There was no amortization expense in 2002. As a result of this permitted practice, the Company's reported capital and surplus for the 2004, 2003 and 2002 reporting periods was increased by $37.8 million, $51.1 million and $60.5 million, respectively.

There are no other material permitted practices.

Statutory net income and surplus in the table below include the accounts of the John Hancock Life Company.

                                    2004       2003       2002
                                  --------   --------   --------
                                           (in millions)
Statutory net income...........   $  481.9   $  441.7   $  210.4
Statutory capital and surplus..    4,084.5    3,789.9    3,524.1

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Massachusetts Division of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Massachusetts Division of Insurance, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16 -- Segment Information

As a result of Manulife's merger with JHFS, see Note 1 -- Change of Control, the Company renamed and reorganized certain businesses within its operating segments to better align the Company with its new parent, Manulife. The Company renamed the Asset Gathering Segment as the Wealth Management Segment. Further efforts at reorganization of JHFS included the movement of the Institutional Investment Management Segment to the Corporate and Other Segment. Other realignments include moving Signator Investors, Inc. our agent sales organization, from Wealth Management to Protection, and group life, retail discontinued operations, discontinued health insurance operations and creditor from Corporate and Other to Protection. International Group Plans (IGP) remain in international operations and John Hancock Accident remains in our non-core business in our Corporate and Other Segment while in Manulife's segment results IGP and John Hancock Accident will be reported in Reinsurance. The financial results for all periods have been reclassified to conform to the current period presentation.

During the majority of 2004, the Company operated in the following four business segments: two segments primarily served retail customers, one segment served institutional customers and our fourth segment was the Corporate and Other Segment, which includes our institutional advisory business, the remaining international operations, and the corporate account. Our retail segments are the Protection Segment and the Wealth Management Segment, previously called Asset Gathering. Our institutional segment is the Guaranteed and Structured Financial Products Segment (G&SFP). In addition, in January 2005, the Company announced the transfer of the G&SFP Segment to the Wealth Management Segment with an intended focus on retail customers in the future. G&SFP is presented as its own operating segment for the discussion of 2004 results below. See below for a more detail description of the Company's reportable segments.

Prior to the merger, the Company operated in the following five business segments: two segments served primarily domestic retail customers, two segments served primarily domestic institutional customers, and our fifth segment was the Corporate and Other Segment, which included our remaining international operations, the corporate account and run-off from several discontinued business lines. Our retail segments were the Protection Segment and the Asset Gathering Segment. Our institutional segments were the Guaranteed and Structured Financial Products (G&SFP) Segment and the Investment Management Segment. For additional information about the Company's pre-acquisition business segments, please refer to the Company's 2003 Form 10-K.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

Protection Segment. Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing.

Wealth Management Segment. Offers individual annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds closed-end funds, institutional advisory accounts and privately managed accounts. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants and banks.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16 -- Segment Information -- (continued)

Guaranteed and Structured Financial Products (G&SFP) Segment. Offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals. The segment's consumer notes program distributes primarily through brokers affiliated with the Company and securities brokerage firms. The segment's new banking products distribute primarily through the broker-dealer network to the retail investors. In addition, in January 2005, the Company announced the transfer of the G&SFP Segment to the Wealth Management Segment.

Corporate and Other Segment. Primarily consists of the Company's remaining international insurance operations, certain corporate operations, the institutional investment management business and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments and certain non-recurring expenses not allocated to the segments. The disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance and selected broker/dealer operations.

Subsequent to the merger, the Company changed its methodology for determining how much capital is needed to support its operating segments and redeployed capital according to the new methodology. As part of this process, the Company moved certain tax preferenced investments from the operating segments to the Corporate and Other Segment. These steps were taken as part of the alignment of the Company's investment and capital allocation processes with those of its parent, and they could have a material impact on each operating segment's investment income and net income in future periods.

The accounting policies of the segments are the same as those described in Note 2 -- Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

The following table summarizes selected financial information by segment, in millions, for the periods and dates indicated. Included in the Protection Segment for all periods presented are the assets, liabilities, revenues and expenses of the closed block. For additional information on the closed block see
Note 7 -- Closed Block in the notes to the consolidated financial statements.

                                                                              Wealth               Corporate
For the period from April 29 through December 31, 2004          Protection  Management    G&SFP    and Other  Consolidated
--------------------------------------------------------------  ----------  ----------  ---------  ---------  ------------
Revenues:
 Revenues from external customers.............................  $  1,386.5  $    350.0  $    32.6  $   538.4    $  2,307.5
 Net investment income........................................       878.7       417.9      834.5        1.0       2,132.1
 Net realized investment and other gains (losses).............       (26.8)      (19.4)      10.4        5.8         (30.0)
 Inter-segment revenues.......................................          --         0.9        0.4       (1.3)           --
                                                                ----------  ----------  --------   ---------    ----------
 Revenues.....................................................  $  2,238.4  $    749.4  $   877.9  $   543.9    $  4,409.6
                                                                ==========  ==========  =========  =========    ==========
 Net income...................................................  $    228.4  $    136.8  $    89.6  $   (82.1)   $    372.7
                                                                ==========  ==========  =========  =========    ==========
Supplemental Information:
 Equity in net income of investees accounted for by the
   equity method..............................................  $     35.8  $     14.4  $    45.5  $    30.2    $    125.9
 Carrying value of investments accounted for under the
   equity method..............................................       768.8       316.2      685.2      660.0       2,430.2
 Amortization of deferred policy acquisition costs and
   value of business acquired, excluding amounts related to
   net realized investment and other gains (losses)...........        60.7        53.0       38.1       (0.1)        151.7
 Interest expense.............................................         0.1          --         --       34.6          34.7
 Income tax expense...........................................       118.9        61.4       31.4      (95.9)        115.8
 Segment assets...............................................  $ 43,559.9  $ 19,851.1  $33,999.4  $ 2,350.3    $ 99,760.7
Net Realized Investment and other Gains (Losses) Data:
 Net realized investment and other gains (losses).............  $    (43.2) $    (23.9) $    45.3  $     5.8    $    (16.0)
 Less amortization of deferred policy acquisition costs and
   value of business acquired, excluding amounts related to
   net realized investment and other gains (losses)...........         8.3         4.5         --         --          12.8
 Less amounts credited to participating pension
   contractholder accounts....................................          --          --      (34.9)        --         (34.9)
 Add amounts credited to the policyholder dividend
   obligation.................................................         8.1          --         --         --           8.1
                                                                ----------  ----------  ---------  ---------    ----------
 Net realized investment and other gains (losses), net of
   related amortization of deferred policy acquisition
   costs, value of the business acquired, amounts credited
   to participating pension contractholders and amounts
   credited to the policyholder dividend obligation -- per
   the consolidated financial statements......................  $    (26.8) $    (19.4) $    10.4   $    5.8    $    (30.0)
                                                                ==========  ==========  =========  =========    ==========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16 -- Segment Information -- (continued)

                                                                                    Wealth            Corporate
For the period from January 1 through April 28, 2004                  Protection  Management   G&SFP  and Other  Consolidated
--------------------------------------------------------------------  ----------  ----------  ------  ---------  ------------
Revenues:
 Revenues from external customers...................................   $  751.6     $116.6    $ 26.9   $232.6      $1,127.7
 Net investment income..............................................      492.7      237.5     530.4     24.1       1,284.7
 Inter-segment revenues.............................................         --        0.4       0.2     (0.6)           --
 Net realized investment and other gains (losses)...................       (9.0)      (1.5)      8.8    102.7         101.0
                                                                       --------     ------    ------   ------      --------
 Revenues...........................................................   $1,235.3     $353.0    $566.3   $358.8      $2,513.4
                                                                       ========     ======    ======   ======      ========
 Net income.........................................................   $  110.9     $ 49.5    $ 83.2   $ 85.7      $  329.3
                                                                       ========     ======    ======   ======      ========
Supplemental Information:
 Equity in net income of investees accounted for by the equity
   method...........................................................   $   11.4     $  3.1    $ 11.5   $ 43.7      $   69.7
 Amortization of deferred policy acquisition costs and value of business acquired, excluding amounts related to net realized
   investment and other gains (losses)..............................       71.4       50.0       0.6     (0.2)        121.8
 Interest expense...................................................        0.1         --        --      7.1           7.2
 Income tax expense.................................................       56.5       24.9      33.3     26.9         141.6
Net Realized Investment and other Gains (Losses) Data:
 Net realized investment and other gains (losses)...................   $   18.4     $ (5.8)   $ 17.0   $102.7      $  132.3
 Less amortization of deferred policy acquisition costs and value of business acquired, excluding amounts related to net
   realized investment and other gains (losses).....................        6.6        4.3        --       --          10.9
 Less amounts credited to participating pension contractholder
   accounts.........................................................         --         --      (8.2)      --          (8.2)
 Add amounts credited to the policyholder dividend obligation.......      (34.0)        --        --       --         (34.0)
                                                                       --------     ------    ------   ------      --------
 Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs, value of the business acquired, amounts credited to participating
   pension contractholders and amounts credited to the
   policyholder dividend obligation -- per the consolidated
   financial statements.............................................   $   (9.0)    $ (1.5)   $  8.8   $102.7      $  101.0
                                                                       ========     ======    ======   ======      ========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16 -- Segment Information -- (continued)

                                                                              Wealth               Corporate
2003                                                            Protection  Management    G&SFP    and Other  Consolidated
--------------------------------------------------------------  ----------  ----------  ---------  ---------  ------------
Revenues:
 Revenues from external customers.............................  $ 2,200.9   $   412.3   $    63.1  $  772.2    $ 3,448.5
 Net investment income........................................    1,449.0       709.4     1,676.7     (35.7)     3,799.4
 Inter-segment revenues.......................................         --         1.2         0.4      (1.6)          --
 Net realized investment and other gains (losses).............      (30.9)      (47.0)     (215.3)    351.4         58.2
                                                                ---------   ---------   ---------  --------    ---------
 Revenues.....................................................  $ 3,619.0   $ 1,075.9   $ 1,524.9  $1,086.3    $ 7,306.1
                                                                =========   =========   =========  ========    =========
 Net income...................................................  $   317.3   $   157.9   $   (78.1) $  193.4    $   590.5
                                                                =========   =========   =========  ========    =========
Supplemental Information:
 Equity in net income of investees accounted for by the
   equity method..............................................  $    31.0   $    16.9   $    57.9  $   32.5    $   138.3
 Carrying value of investments accounted for under the
   equity method..............................................      410.2       249.2       586.1     699.1      1,944.6
 Amortization of deferred policy acquisition costs and
   value of business acquired, excluding amounts related to
   net realized investment and other gains (losses)...........      195.1       111.4         2.3      (0.4)       308.4
 Interest expense.............................................        0.2          --          --      49.4         49.6
 Income tax expense...........................................      178.5        73.2        52.1      41.5        345.3
 Segment assets...............................................  $37,435.1   $18,704.7   $35,667.1  $4,524.2    $96,331.1
Net Realized Investment and other Gains (Losses) Data:
 Net realized investment and other gains (losses).............  $   (96.8)  $   (33.5)  $  (218.7) $  351.4    $     2.4
 Less amortization of deferred policy acquisition costs and
   value of business acquired, excluding amounts related to
   net realized investment and other gains (losses)...........        7.4       (13.5)         --        --         (6.1)
 Less amounts credited to participating pension
   contractholder accounts....................................         --          --         3.4        --          3.4
 Add amounts credited to the policyholder dividend
   obligation.................................................       58.5          --          --        --         58.5
                                                                ---------   ---------   ---------  --------    ---------
 Net realized investment and other gains (losses), net of
   related amortization of deferred policy acquisition
   costs, value of business acquired, amounts credited to
   participating pension contractholders and amounts
   credited to the policyholder dividend obligation -- per
   the consolidated financial statements......................  $   (30.9)  $   (47.0)  $  (215.3) $  351.4    $    58.2
                                                                =========   =========   =========  ========    =========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16 -- Segment Information -- (continued)

                                                                              Wealth               Corporate
2002                                                            Protection  Management    G&SFP    and Other  Consolidated
--------------------------------------------------------------  ----------  ----------  ---------  ---------  ------------
Revenues:
 Revenues from external customers.............................  $ 2,279.5   $   397.2   $    64.5  $  621.1    $ 3,362.3
 Net investment income........................................    1,339.1       575.0     1,703.9     (37.0)     3,581.0
 Net realized investment and other gains (losses).............      (67.8)      (42.8)     (313.8)    (26.1)      (450.5)
 Intersegment Revenues........................................         --         1.1          --      (1.1)          --
                                                                ---------   ---------   ---------  --------    ---------
 Revenues.....................................................  $ 3,550.8   $   930.5   $ 1,454.6  $  556.9    $ 6,492.8
                                                                =========   =========   =========  ========    =========
 Net income...................................................  $   257.2   $    97.0   $    68.5  $   36.2    $   458.9
                                                                =========   =========   =========  ========    =========
Supplemental Information:
 Equity in net income of investees accounted for by the
   equity method..............................................  $    17.9   $     8.7   $    34.5  $    3.7    $    64.8
 Carrying value of investments accounted for under the
   equity method..............................................      213.0       137.6       387.3     642.4      1,380.3
 Amortization of deferred policy acquisition costs and
   value of business acquired, excluding amounts relating to
   net realized investment and other gains (losses)...........      174.2       140.5         2.2      (0.4)       316.5
 Interest expense.............................................        0.5         0.5          --      51.6         52.6
 Income tax expense...........................................      140.2        41.2        17.6     (90.4)       108.6
 Segment assets...............................................  $32,763.7   $16,037.9   $34,967.0  $4,038.4    $87,807.0
Net Realized Investment and other Gains (Losses) Data:
 Net realized investment and other gains (losses).............  $   (90.5)  $   (70.9)  $  (337.1) $  (26.1)   $  (524.6)
 Less amortization of deferred policy acquisition costs and
   value of business acquired, excluding amounts related to
   net realized investment and other gains (losses)...........       10.8        28.1          --        --         38.9
 Less amounts credited to participating pension
   contractholder accounts....................................         --          --        23.3        --         23.3
 Add amounts credited to the policyholder dividend
   obligation.................................................       11.9          --          --        --         11.9
                                                                ---------   ---------   ---------  --------    ---------
 Net realized investment and other gains (losses), net of
   related amortization of deferred policy acquisition
   costs, value of business acquired, amounts credited to
   participating pension contractholders and amounts
   credited to the policyholder dividend obligation -- per
   the consolidated financial statements......................  $   (67.8)  $   (42.8)  $  (313.8) $  (26.1)   $  (450.5)
                                                                =========   =========   =========  ========    =========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16 -- Segment Information -- (continued)

The Company operates primarily in the United States and also in Indonesia. In addition, the International Group Program consists of a network of 52 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 51 countries and territories. The following table summarizes selected financial information by geographic location for the year ended or at December 31:

                                                                          Income Before
                                                                         Income Taxes and
                                                                            Cumulative
                                                                            Effect of
                                                Long-Lived                  Accounting
Location                             Revenues     Assets      Assets        Changes
----------------------------------   --------   ----------   ---------   ----------------
                                                       (in   millions)
April 29 through December 31, 2004
United States.....................   $4,107.0     $250.4     $99,574.2       $  473.0
Foreign -- other..................      302.6        0.3         186.5           15.5
                                     --------     ------     ---------       --------
                                     $4,409.6     $250.7     $99,760.7       $  488.5
                                     ========     ======     =========       ========
January 1 through April 28, 2004
United States.....................   $2,407.3     $274.7     $98,709.9       $  471.9
Foreign -- other..................      106.1        0.2         109.0            2.3
                                     --------     ------     ---------       --------
                                     $2,513.4     $274.9     $98,818.9       $  474.2
                                     ========     ======     =========       ========
2003
United States.....................   $6,898.2     $273.2     $96,232.2       $1,201.7
Foreign -- other..................      407.9        0.5          98.9           13.1
                                     --------     ------     ---------       --------
                                     $7,306.1     $273.7     $96,331.1       $1,214.8
                                     ========     ======     =========       ========
2002
United States.....................   $6,214.6     $525.1     $87,719.6       $  556.8
Foreign -- other..................      278.2        0.6          87.4           10.7
                                     --------     ------     ---------       --------
                                     $6,492.8     $525.7     $87,807.0       $  567.5
                                     ========     ======     =========       ========

The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 17 -- Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

The following methods and assumptions were used by the Company to determine the fair values of its financial instruments: For fixed maturity securities, (including redeemable preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers' estimates of public spreads derived from their respective publications. At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head, the head of portfolio management, and the Chief Credit Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The fair value for equity securities is based on quoted market prices.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

The carrying value for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar types of borrowing arrangements. Carrying values for commercial paper and short-term borrowings approximate fair value.

Fair values for the Company's guaranteed investment contracts, consumer notes, and funding agreements are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value for commitments approximates the amount of the outstanding commitment.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 17 -- Fair Value of Financial Instruments -- (continued)

The following table presents the carrying values and fair values of the Company's financial instruments:

                                                                                 December 31,
                                                              ------------------------------------------------
                                                                     2004                       2003
                                                              ----------------------    ----------------------
                                                              Carrying       Fair       Carrying       Fair
                                                               Value         Value       Value         Value
                                                              ---------    ---------    ---------    ---------
                                                                                (in millions)
Assets:
Fixed maturities:

 Held-to-maturity.........................................           --           --    $ 1,488.7    $ 1,512.8
 Available-for-sale.......................................    $47,863.2    $47,863.2     46,482.1     46,482.1
Equity securities:

 Available-for-sale.......................................        330.5        330.5        333.1        333.1
 Trading securities.......................................          4.2          4.2          0.6          0.6
Mortgage loans on real estate.............................     11,792.6     11,873.1     10,871.1     11,791.4
Policy loans..............................................      2,012.0      2,012.0      2,019.2      2,019.2
Short-term investments....................................          0.2          0.2         31.5         31.5
Cash and cash equivalents.................................      1,073.3      1,073.3      2,626.9      2,626.9
Derivatives:

 Futures contracts, net...................................          1.1          1.1           --           --
 Interest rate swap agreements............................        358.7        358.7        192.7        192.7
 Interest rate swap CMT...................................           --           --          0.7          0.7
 Interest rate cap agreements.............................         11.8         11.8         28.2         28.2
 Interest rate floor agreements...........................         85.3         85.3         76.0         76.0
 Currency rate swap agreements............................        899.7        899.7        719.8        719.8
 Credit default swaps.....................................          0.9          0.9          1.9          1.9
 Equity collar agreements.................................           --           --          2.0          2.0
Liabilities:

 Consumer notes...........................................      2,379.1      2,360.9      1,550.4      1,473.0
 Debt.....................................................        715.3        673.8        713.4        775.8
 Guaranteed investment contracts and funding agreements...     14,643.0     14,689.9     17,101.4     17,110.5
 Fixed rate deferred and immediate annuities..............     11,047.7     11,076.8     10,336.0     10,602.9
 Supplementary contracts without life contingencies.......         78.0         69.0         56.6         61.6
Derivatives:

 Futures contracts, net...................................           --           --          0.2          0.2
 Interest rate swap agreements............................        436.0        436.0        839.3        839.3
 Interest rate swaption agreements........................          3.4          3.4          2.6          2.6
 Currency rate swap agreements............................        858.9        858.9        677.0        677.0
 Credit default swaps.....................................          2.5          2.5          0.9          0.9
Commitments...............................................           --      1,425.4           --      2,168.0

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 18 -- Goodwill and Other Intangible Assets

The Company recognized several intangible assets which resulted from business combinations including Manulife's acquisition of the Company (see Note 1 -- Change of Control for additional discussion of the Manulife acquisition).

Unamortizable assets include goodwill, brand name and investment management contracts. Goodwill is the excess of the cost to Manulife over the fair value of the Company's identifiable net assets acquired by Manulife in the recent merger. Brand name is the fair value of the Company's trademark and trade name acquired by Manulife in the recent merger. Investment management contracts are the fair values of the investment management relationships between the Company and each of the mutual funds managed by the Company acquired by Manulife in the recent merger.

Amortizable assets include value of business acquired (VOBA), distribution networks and other investment management contracts. VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife in the recent merger. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the merger. Distribution networks are values assigned to the Company's networks of sales agents and producers responsible for procuring business acquired by Manulife in the recent merger. Distribution networks had weighted average lives of 22 years at the merger. Other investment management contracts are the values assigned to the Company's institutional investment management contracts managed by its investment management subsidiaries. Other investment management contracts have weighted average lives of 10 years at the merger. Collectively, these amortizable intangible assets have a weighted average life of 15 years at the merger.

Brand name, distribution networks, and other investment management contracts were initially recognized at the time of the acquisition of the Company by Manulife. Goodwill, investment management contracts and VOBA were expanded in scope and size as a result of the merger.

The Company will test non-amortizing intangible assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets will be tested only in response to triggering events. The Company will test goodwill using the two-step impairment testing program set forth in SFAS No. 142 "Goodwill and Other Intangible Assets." VOBA and the Company's other intangible assets will be evaluated by comparing their fair values to their current carrying values whenever they are tested. Impairments will be recorded whenever an intangible asset's fair value is deemed to be less than its carrying value.

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

                                                                              Accumulated
                                                         Gross Carrying      Amortization       Net Carrying
                                                             Amount        and Other Changes       Amount
                                                         --------------    -----------------    ------------
                                                                            (in millions)
December 31, 2004
Unamortizable intangible assets:
 Goodwill............................................       $3,031.7            $    --           $3,031.7
 Brand name..........................................          600.0                 --              600.0
 Investment management contracts.....................          292.9                 --              292.9
Amortizable intangible assets:
 Distribution networks...............................          397.2               (0.7)             396.5
 Other investment management contracts...............           61.7               (2.6)              59.1
 VOBA................................................        2,864.6             (164.3)           2,700.3
December 31, 2003
Unamortizable intangible assets:
 Goodwill............................................       $  166.7            $ (58.1)          $  108.6
 Mutual fund investment management contracts                    13.3               (7.0)               6.3
Amortizable intangible assets:

 VOBA................................................          205.9              (37.4)             168.5

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 18 -- Goodwill and Other Intangible Assets -- (continued)

                                                                                   Period from   Period from
                                                                                     April 29     January 1
                                                                                     through       through
                                                                                   December 31,   April 28,
                                                                                       2004         2004      2003  2002
                                                                                   ------------  -----------  ----  ----
                                                                                               (in millions)
Aggregate amortization expense

Distribution networks, net of tax of $0.2 million, $ -- million, $ -- million
  and $ -- million, respectively.................................................     $ 0.5         $ --      $ --  $ --
Other Management contract amortization, net of tax of $0.9 million, $ --
  million, $ -- million and, $ -- million, respectively..........................       1.7           --        --    --
VOBA, net of tax of $42.2 million, $1.8 million, $3.5 million and $1.1 million,
  respectively...................................................................      78.3          3.3       6.6   2.0
                                                                                      -----         ----      ----  ----
Aggregate amortization expense, net of tax of $43.3 million, $1.8 million,
  $3.5 million and $1.1 million, respectively....................................     $80.5         $3.3      $6.6  $2.0
                                                                                      =====         ====      ====  ====

                                                                                    Tax Effect   Net Expense
                                                                                    ----------   -----------
                                                                                        (in millions)
Estimated future aggregate amortization expense for the years ending December 31,
2005.............................................................................     $66.3        $123.2
2006.............................................................................      60.8         113.0
2007.............................................................................      53.7          99.7
2008.............................................................................      47.5          88.2
2009.............................................................................      42.5          79.0

The following tables present the continuity of each of the Company's unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

                                                Wealth             Corporate and
                                 Protection   Management   G&SFP       Other       Consolidated
                                 ----------   ----------   -----   -------------   ------------
                                                       (in millions)
Goodwill:

Balance at January 1, 2004....    $   66.1     $   42.1       --      $  0.4         $  108.6
Goodwill derecognized (1).....       (66.1)       (42.1)      --        (0.4)          (108.6)
Goodwill recognized (2).......     1,842.3      1,040.0       --       149.4          3,031.7
                                  --------     --------    -----      ------         --------
Balance at December 31, 2004..    $1,842.3     $1,040.0       --      $149.4         $3,031.7
                                  ========     ========    =====      ======         ========

(1)  Goodwill derecognized in the purchase transaction with Manulife.

(2)  Goodwill recognized in the purchase transaction with Manulife.

                                                Wealth           Corporate and
                                 Protection   Management G&SFP       Other       Consolidated
                                 ----------   ---------- -----   -------------   ------------
                                                       (in millions)
Goodwill:

Balance at January 1, 2003....     $66.1        $42.1       --       $0.4           $108.6
                                   -----        -----    -----       ----           ------
Balance at December 31, 2003..     $66.1        $42.1       --       $0.4           $108.6
                                   =====        =====    =====       ====           ======

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 18 -- Goodwill and Other Intangible Assets -- (continued)

Unamortizable intangible assets (continued):

                                                Wealth             Corporate and
                                 Protection   Management   G&SFP       Other       Consolidated
                                 ----------   ----------   -----   -------------   ------------
                                                       (in millions)
Brand name:

Balance at January 1, 2004....     $   --       $   --      --         $  --          $   --
Brand name recognized (1).....      364.4        209.0      --          26.6           600.0
                                   ------       ------      --         -----          ------
Balance at December 31, 2004..     $364.4       $209.0      --         $26.6          $600.0
                                   ======       ======      ==         =====          ======

(1)Brand name recognized in the purchase transaction with Manulife.

                                                                    Wealth             Corporate and
                                                     Protection   Management   G&SFP       Other       Consolidated
                                                     ----------   ----------   -----   -------------   ------------
                                                                           (in millions)
Investment management contracts:

Balance at January 1, 2004........................       --         $  6.3      --          --            $  6.3
Investment management contracts derecognized (1)..       --           (6.3)     --          --              (6.3)
Investment management contracts recognized (2)....       --          292.9      --          --             292.9
                                                         --         ------      --          --            ------
Balance at December 31, 2004......................       --         $292.9      --          --            $292.9
                                                         ==         ======      ==          ==            ======

(1)Investment management contracts derecognized in the purchase transaction with Manulife.

(2)Investment management contracts recognized in the purchase transaction with Manulife.

                                                    Wealth             Corporate and
                                     Protection   Management   G&SFP       Other       Consolidated
                                     ----------   ----------   -----   -------------   ------------
                                                           (in millions)
Investment management contracts:

Balance at January 1, 2003........       --          $5.2       --          --             $5.2
Acquisitions (1)..................       --           1.1       --          --              1.1
                                         --          ----       --          --             ----
Balance at December 31, 2003......       --          $6.3       --          --             $6.3
                                         ==          ====       ==          ==             ====

(1)This increase results from JH Fund's purchases of mutual fund investment management contracts for the US Global Leaders Fund, Classic Value Fund, and Large Cap Select Fund in 2003.

Amortizable intangible assets:

                                                        Wealth             Corporate and
                                         Protection   Management   G&SFP       Other       Consolidated
                                         ----------   ----------   -----   -------------   ------------
                                                               (  in millions)
Distribution networks:

Balance at January 1, 2004............     $   --       $  --       --          --            $   --
Distribution networks recognized (1)..      308.6        88.6       --          --             397.2
Amortization..........................       (0.7)         --       --          --              (0.7)
                                           ------       -----       --          --            ------
Balance at December 31, 2004..........     $307.9       $88.6       --          --            $396.5
                                           ======       =====       ==          ==            ======

(1)Distribution networks recognized in the purchase transaction with Manulife.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 18 -- Goodwill and Other Intangible Assets -- (continued)

Amortizable intangible assets (continued):

                                                                        Wealth             Corporate and
                                                         Protection   Management   G&SFP       Other       Consolidated
                                                         ----------   ----------   -----   -------------   ------------
                                                                               (in millions)
Other investment management contracts:
Balance at January 1, 2004............................       --         $  --       --         $  --          $  --
Other investment management contracts recognized (1)..       --          20.3       --          41.4           61.7
Amortization..........................................       --          (0.8)      --          (1.8)          (2.6)
                                                             --         -----       --         -----          -----
Balance at December 31, 2004..........................       --         $19.5       --         $39.6          $59.1
                                                             ==         =====       ==         =====          =====

(1)Other investment management contracts recognized in the purchase transaction with Manulife.

                                                                                  Wealth             Corporate and
                                                                   Protection   Management   G&SFP       Other       Consolidated
                                                                   ----------   ----------   -----   -------------   ------------
                                                                                         (in millions)
VOBA:
Balance at January 1, 2004.......................................    $168.5         --        --          --            $168.5
Amortization.....................................................      (5.1)        --        --          --              (5.1)
Adjustment to unrealized gains on securities available for sale..       5.5         --        --          --               5.5
Other adjustments (1)............................................      (1.4)        --        --          --              (1.4)
                                                                     ------         --        --          --            ------
Balance at April 28, 2004........................................    $167.5         --        --          --            $167.5
                                                                     ======         ==        ==          ==            ======

(1)VOBA related to the acquisition of the fixed universal life insurance business of Allmerica was adjusted to reflect adjustments to the purchase price accounting for the acquisition of that block of business.

                                                                                  Wealth               Corporate and
                                                                   Protection   Management    G&SFP        Other       Consolidated
                                                                   ----------   ----------   ------    -------------   ------------
                                                                                            (in millions)
VOBA:
Balance at April 29, 2004........................................   $  167.5      $   --     $   --         --           $  167.5
VOBA derecognized (1)............................................     (167.5)         --         --         --             (167.5)
VOBA recognized (2)..............................................    2,141.8       474.9      247.9         --            2,864.6
Amortization.....................................................      (35.4)      (47.1)     (38.1)        --             (120.6)
Adjustment to unrealized gains on securities available for sale..      (22.3)      (21.4)        --         --              (43.7)
                                                                    --------      ------     ------         --           --------
Balance at December 31, 2004.....................................   $2,084.1      $406.4     $209.8         --           $2,700.3
                                                                    ========      ======     ======         ==           ========

(1)VOBA derecognized in the purchase transaction with Manulife.

(2)VOBA recognized in the purchase transaction with Manulife.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 18 -- Goodwill and Other Intangible Assets -- (continued)

Amortizable intangible assets (continued):

                                                                                Wealth         Corporate and
                                                                   Protection Management G&SFP     Other     Consolidated
                                                                   ---------- ---------- ----- ------------- ------------
                                                                                       (in millions)
VOBA:
Balance at January 1, 2003.......................................    $177.2       --       --        --          $177.2
Amortization.....................................................     (10.1)      --       --        --           (10.1)
Adjustment to unrealized gains on securities available for sale..      (2.8)      --       --        --            (2.8)
Other adjustments (1)............................................       4.2       --       --        --             4.2
                                                                     ------       --       --        --          ------
Balance at December 31, 2003.....................................    $168.5       --       --        --          $168.5
                                                                     ======       ==       ==        ==          ======

(1) An adjustment of $4.2 million was made to previously recorded VOBA relating to acquisition of the fixed universal life insurance business of Allmerica, to reflect refinements in methods and assumptions implemented upon finalization of transition.

Note 19 -- Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2004 and 2003, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Company's Statement of Operations. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line items in the Company's Statement of Operations.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

At December 31, 2004 and December 31, 2003, the Company had the following variable life contracts with guarantees. For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life contracts, and, for other variable life contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

                                                December 31,   December 31,
                                                    2004           2003
                                                ------------   ------------
                                                (in millions, except for age)
Life contracts with guaranteed benefits
 In the event of death
 Account values...........................        $6,899.0       $6,249.4
 Net amount at risk related to deposits...           117.5          106.2
 Average attained age of contractholders..              44             46

                       JOHN HANCOCK LIFE INSURANCE COMPANY

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of
(b) and (c) above. Most business issued after May 2003 has a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship. These variable annuity contract guarantees include benefits that are payable in the event of death or annuitization, or at specified dates during the accumulation period.

At December 31, 2004 and December 31, 2003, the Company had the following variable contracts with guarantees. (Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is defined as the guaranteed minimum accumulation balance minus the current account balance.

                                                                                 December 31,          December 31,
                                                                                     2004                  2003
                                                                                 ------------          ------------
                                                                                 (in millions, except for ages and percents)
Return of net deposits
In the event of death
 Account value.................................................................    $3,273.7              $3,406.4
 Net amount at risk............................................................       121.5                 153.8
 Average attained age of contractholders.......................................          64                    61

Return of net deposits plus a minimum return
In the event of death
 Account value.................................................................    $  985.2              $1,051.7
 Net amount at risk............................................................       212.9                 230.7
 Average attained age of contractholders.......................................          65                    63
 Guaranteed minimum return rate................................................           5%                    5%
At annuitization
 Account value.................................................................    $  212.0              $  169.4
 Net amount at risk............................................................        21.0                    --
 Average attained age of contractholders.......................................          59                    57
 Range of guaranteed minimum return rates......................................         4-5%                  4-5%

Highest specified anniversary amount value minus withdrawals post anniversary
In the event of death
 Account value.................................................................    $1,177.0              $1,224.7
 Net amount at risk............................................................       139.2                 214.0
 Average attained age of contractholders.......................................          63                    58

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Account balances of variable contracts with guarantees were invested in various separate accounts in variable separate mutual funds which included foreign and domestic equities and bonds as shown below:

                                                December 31, December 31,
                                                    2004         2003
                                                ------------ ------------
                                                      (in millions)
Type of Fund
Domestic Equity -- Growth Funds...........       $ 3,031.6    $ 2,813.4
Domestic Bond Funds.......................         2,211.2      2,423.5
Domestic Equity -- Growth & Income Funds..         2,348.1      2,341.2
Balanced Investment Funds.................         2,103.5      2,167.4
Domestic Equity -- Value Funds............         1,097.8        865.0
International Equity Funds................           902.9        621.1
International Bond Funds..................           119.4        107.3
Hedge Funds...............................            31.8         22.7
                                                 ---------    ---------
 Total....................................       $11,846.3    $11,361.6
                                                 =========    =========

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                                   Guaranteed     Guaranteed
                                                 Minimum Death  Minimum Income
                                                 Benefit (GMDB) Benefit (GMIB) Totals
                                                 -------------- -------------- ------
                                                            (in millions)
Balance at January 1, 2004.....................      $32.9           $1.0      $33.9
Incurred guarantee benefits....................        5.1             --        5.1
Fair value adjustment at Manulife acquisition..        7.9            0.6        8.5
Paid guarantee benefits........................       (8.7)            --       (8.7)
                                                     -----           ----      -----
Balance at December 31, 2004...................      $37.2           $1.6      $38.8
                                                     =====           ====      =====

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December, 2004.

      - Data used included 1,000 and 200 (for life and annuity contracts, respectively) stochastically generated investment performance scenarios.

      - Volatility assumptions depended on mix of investments by contract type and were 19% for annuity and 13.8% for life products.

      - Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired
            (VOBA) models which varied by product

      - Mean investment performance assumptions for annuity contracts were 8.67%.

      -     Annuity mortality was assumed to be 100% of the Annuity 2000 table.

      - Annuity lapse rates vary by contract type and duration and range from 1 percent to 20 percent.

      -     Annuity discount rate was 6.5%.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

The guaranteed minimum income benefit (GMIB) liability represents the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization, recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The guaranteed minimum accumulation benefit (GMAB) liability is determined each period end by calculating the highest investment value occurring ten or more years prior to each contract's maturity, applying the guaranteed rates of 75% or 100% depending upon the type of contract and adjusting the results proportionately for any new deposits or withdrawals within the final ten years to maturity.

Note 20 -- Quarterly Results of Operations (unaudited)

The following is a summary of unaudited quarterly results of operations for 2004 and 2003:

                                                    2004                                      2003
                               ---------------------------------------------- ------------------------------------
                                         April 1  April 29
                                         through  through
                                 March   April 28 June 30  September December  March     June   September December
                               --------  -------- -------- --------- -------- -------- -------- --------- --------
                                                                  (in millions)
Premiums and other
  considerations............   $  851.1   $276.5  $  551.7 $  829.1  $  926.7 $  818.6 $  815.2 $  821.6  $  993.1
Net investment income.......      983.5    301.2     518.8    760.2     853.1    933.1    942.3    931.5     992.5
Net realized investment
  and other losses, net of
  related amortization of
  deferred policy
  acquisition costs, value
  of business acquired,
  amounts credited to
  participating pension
  contractholders, and the
  policyholder dividend
  obligation................      (97.7)   198.7      48.9   (148.0)     69.1    105.4     78.3    (62.7)    (62.8)
                               --------   ------  -------- --------  -------- -------- -------- --------  --------
Total revenues..............    1,736.9    776.4   1,119.4  1,441.3   1,848.9  1,857.1  1,835.8  1,690.4   1,922.8
Benefits and expenses.......    1,529.4    509.7     895.5  1,371.0   1,654.6  1,470.3  1,469.5  1,493.1   1,658.4
                               --------   ------  -------- --------  -------- -------- -------- --------  --------
Income before income
  taxes and cumulative
  effect of accounting
  changes...................      207.5    266.7     223.9     70.3     194.3    386.8    366.3    197.3     264.4
                               --------   ------  -------- --------  -------- -------- -------- --------  --------
Cumulative effect of
  accounting changes, net
  of tax....................       (3.3)      --        --       --        --       --       --       --    (279.0)
Net income..................   $  154.3   $175.0  $  169.1 $   59.2  $  144.4 $  271.0 $  257.7 $  157.7  $  (95.9)
                               ========   ======  ======== ========  ======== ======== ======== ========  ========

Note 21 -- Subsequent Events

On March 8, 2005, the Company issued 32,000 shares of Common Stock to its sole shareholder, JHFS, for consideration of $320.0 million. The transaction was exempt from registration under Section 4(2) of the Securities Act of 1933. Following notification to the Massachusetts Insurance Commissioner, the Company paid a $320.0 million dividend to JHFS on March 7, 2005.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

SCHEDULE I -- SUMMARY OF INVESTMENTS -

      OTHER THAN INVESTMENTS IN RELATED PARTIES As of December 31, 2004 (in
                                   millions)

Column A                                                                 Column B  Column C    Column D
                                                                                               AMOUNT AT
                                                                                                 WHICH
                                                                                             SHOWN IN THE
                                                                                             CONSOLIDATED
TYPE OF INVESTMENT                                                       COST (2)   VALUE    BALANCE SHEET
------------------------------------------------------------------       --------- --------- -------------
Fixed maturity securities, available-for-sale:
Bonds:
United States government and government agencies and authorities..       $   341.0 $   342.2   $   342.2
States, municipalities and political subdivisions.................           606.1     593.9       593.9
Foreign governments...............................................           172.7     184.0       184.0
Public utilities..................................................         4,687.2   4,799.6     4,799.6
Convertibles and bonds with warrants attached.....................            82.8      84.8        84.8
All other corporate bonds.........................................        40,266.0  40,956.3    40,956.3
Certificates of deposits..........................................              --        --          --
Redeemable preferred stock........................................           881.4     902.4       902.4
                                                                         --------- ---------   ---------
Total fixed maturity securities, available-for-sale...............        47,037.2  47,863.2    47,863.2
                                                                         --------- ---------   ---------
Equity securities, available-for-sale:
Common stocks:
Public utilities..................................................              --        --          --
Banks, trust and insurance companies..............................              --        --          --
Industrial, miscellaneous and all other...........................           303.6     312.6       312.6
Non-redeemable preferred stock....................................            17.9      17.9        17.9
                                                                         --------- ---------   ---------
Total equity securities, available-for-sale.......................       $   321.5 $   330.5   $   330.5
                                                                         --------- ---------   ---------
Fixed maturity securities, held-to-maturity:
Bonds:
United States government and government agencies and authorities..              --        --          --
States, municipalities and political subdivisions.................              --        --          --
Foreign governments...............................................              --        --          --
Public utilities..................................................              --        --          --
Convertibles and bonds with warrants attached.....................              --        --          --
All other corporate bonds.........................................              --        --          --
Certificates of deposits..........................................              --        --          --
Redeemable preferred stock........................................              --        --          --
                                                                         --------- ---------   ---------
Total fixed maturity securities, held-to-maturity.................              --        --          --
                                                                         --------- ---------   ---------

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

SCHEDULE I -- SUMMARY OF INVESTMENTS --

  OTHER THAN INVESTMENTS IN RELATED PARTIES -- (CONTINUED) As of December 31,
                              2004 (in millions)

Column A                                       Column B  Column C    Column D
                                                                     AMOUNT AT
                                                                       WHICH
                                                                   SHOWN IN THE
                                                                   CONSOLIDATED
TYPE OF INVESTMENT                             COST (2)   VALUE    BALANCE SHEET
-----------------------------------------      --------- --------- -------------
Equity securities, trading:
Common stocks:
Public utilities.........................      $      -- $      --   $      --
Banks, trust and insurance companies.....             --        --          --
Industrial, miscellaneous and all other..            4.2       4.2         4.2
Non-redeemable preferred stock...........             --        --          --
                                               --------- ---------   ---------
Total equity securities, trading.........            4.2       4.2         4.2
                                               --------- ---------   ---------
Mortgage loans on real estate, net (1)...       11,837.9      XXXX    11,792.6
Real estate, net:
Investment properties (1)................          291.1      XXXX       277.2
Acquired in satisfaction of debt (1).....             --      XXXX          --
Policy loans.............................        2,012.0      XXXX     2,012.0
Other long-term investments (2)..........        3,359.3      XXXX     3,359.3
Short-term investments...................            0.2      XXXX         0.2
                                               --------- ---------   ---------
Total investments........................      $64,863.4 $48,197.9   $65,639.2
                                               ========= =========   =========

(1) Difference between Column B and Column D is primarily due to valuation allowances and accumulated depreciation of real estate. See notes to the audited consolidated financial statements.

(2) Difference between Column B and Column C is primarily due to operating gains (losses) of investments in limited partnerships.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

               SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION

   As of December 31, 2004, 2003 and 2002 and for each of the years then ended
                                  (in millions)

Column A                                         Column B    Column C    Column D    Column E   Column F
                                                              FUTURE
                                                              POLICY                   OTHER
                                                            BENEFITS,                 POLICY
                                                 DEFERRED    LOSSES,                  CLAIMS
                                                  POLICY    CLAIMS AND                  AND
                                                ACQUISITION    LOSS      UNEARNED    BENEFITS   PREMIUM
SEGMENT                                            COSTS     EXPENSES  PREMIUMS (1) PAYABLE (1) REVENUE
--------------------------------------------    ----------- ---------- ------------ ----------- --------
2004:
Protection..................................     $  197.4   $26,381.1     $ 43.3      $182.5    $1,546.4
Wealth Management (2).......................        (16.7)   11,640.4         --         0.1        10.0
Guaranteed & Structured Financial Products..          0.6    27,106.6         --         4.6        20.0
Corporate & Other...........................          0.1        40.9         --         0.6       403.6
                                                 --------   ---------     ------      ------    --------
   Total....................................     $  181.4   $65,169.0     $ 43.3      $187.8    $1,980.0
                                                 ========   =========     ======      ======    ========
2003:
Protection..................................     $2,775.1   $23,079.1     $333.3      $129.1    $1,583.8
Wealth Management (2).......................        634.7    10,850.8         --         0.1        35.3
Guaranteed & Structured Financial Products..          7.8    27,420.7       73.6         2.7        16.8
Corporate & Other...........................          3.1       784.3         --        34.6       403.5
                                                 --------   ---------     ------      ------    --------
   Total....................................     $3,420.7   $62,134.9     $406.9      $166.5    $2,039.4
                                                 ========   =========     ======      ======    ========
2002:
Protection..................................     $2,660.3   $20,715.9     $300.3      $108.2    $1,662.1
Wealth Management (2).......................        681.2     8,952.8         --         0.1        29.3
Guaranteed & Structured Financial Products..          8.6    26,845.4       68.6         2.9        18.3
Corporate & Other...........................          2.5     1,043.9         --        49.5       274.5
                                                 --------   ---------     ------      ------    --------
   Total....................................     $3,352.6   $57,558.0     $368.9      $160.7    $1,984.2
                                                 ========   =========     ======      ======    ========

(1) Unearned premiums and other policy claims and benefits payable are included in these amounts.

(2) Formerly referred to as the Asset Gathering Segment prior to the merger with Manulife April 28, 2004.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

   As of December 31, 2004, 2003 and 2002 and for each of the years then ended
                                  (in millions)

Column A                                            Column B   Column C          Column D           Column E
                                                                              AMORTIZATION OF
                                                                              DEFERRED POLICY
                                                                             ACQUISITION COSTS
                                                                               AND VALUE OF
                                                               BENEFITS,    BUSINESS ACQUIRED,
                                                                CLAIMS,      EXCLUDING AMOUNTS
                                                      NET     LOSSES, AND RELATED TO NET REALIZED    OTHER
                                                   INVESTMENT SETTLEMENT   INVESTMENT AND OTHER    OPERATING
SEGMENT                                            INCOME (3)  EXPENSES       GAINS (LOSSES)      EXPENSES (3)
--------------------------------------------       ---------- ----------- ----------------------- ------------
2004:
Protection..................................        $1,371.4   $1,904.7           $132.1            $  470.0
Wealth Management (4).......................           655.4      398.2            103.0               325.8
Guaranteed & Structured Financial Products..         1,364.9      957.5             38.7               188.4
Corporate & Other...........................            25.1      338.4             (0.3)              629.8
                                                    --------   --------           ------            --------
   Total....................................        $3,416.8   $3,598.8           $273.5            $1,614.0
                                                    ========   ========           ======            ========
2003:
Protection..................................        $1,448.9   $1,912.4           $195.1            $  473.8
Wealth Management (4).......................           709.4      500.7            111.4               228.2
Guaranteed & Structured Financial Products..         1,676.7    1,084.0              2.3               194.2
Corporate & Other...........................           (35.6)     352.1             (0.4)              499.7
                                                    --------   --------           ------            --------
   Total....................................        $3,799.4   $3,849.2           $308.4            $1,395.9
                                                    ========   ========           ======            ========
2002:
Protection..................................        $1,339.2   $1,934.5           $174.6            $  532.3
Wealth Management (4).......................           575.0      446.7            140.5               205.2
Guaranteed & Structured Financial Products..         1,703.9    1,186.8              2.2               135.3
Corporate & Other...........................           (37.1)     237.2             (0.8)              374.6
                                                    --------   --------           ------            --------
   Total....................................        $3,581.0   $3,805.2           $316.5            $1,247.4
                                                    ========   ========           ======            ========

(3) Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change by segment if different methods were applied.

(4) Formerly referred to as the Asset Gathering Segment prior to the merger with Manulife April 28, 2004.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                           SCHEDULE IV -- REINSURANCE

  As of December 31, 2004, 2003 and 2002 and for each of the years then ended:
                                  (in millions)

                                                         ASSUMED              PERCENTAGE
                                             CEDED TO     FROM                OF AMOUNT
                                    GROSS      OTHER      OTHER       NET     ASSUMED TO
                                    AMOUNT   COMPANIES  COMPANIES    AMOUNT      NET
-------------------------------   ---------- ---------- ---------- ---------- ----------
2004:
Life insurance in force........   $255,940.2 $226,330.7 $145,837.1 $175,446.6    83.1%
                                  ========== ========== ========== ==========
Premiums:
Life insurance.................   $  1,626.7 $    728.5 $    478.8 $  1,377.0    34.8%
Accident and health Insurance..        903.4      498.7      198.3      603.0    32.9%
                                  ---------- ---------- ---------- ----------
   Total.......................   $  2,530.1 $  1,227.2 $    677.1 $  1,980.0    34.2%
                                  ========== ========== ========== ==========
2003:
Life insurance in force........   $291,130.3 $222,077.8 $ 75,965.3 $145,017.8    52.4%
                                  ========== ========== ========== ==========
Premiums:
Life insurance.................   $  2,037.1 $  1,036.6 $    491.7 $  1,492.2    33.0%
Accident and health Insurance..        776.4      428.0      198.8      547.2    36.3%
                                  ---------- ---------- ---------- ----------
   Total.......................   $  2,813.5 $  1,464.6 $    690.5 $  2,039.4    33.9%
                                  ========== ========== ========== ==========
2002:
Life insurance in force........   $308,858.4 $179,098.5 $ 34,544.8 $164,304.7    21.0%
                                  ========== ========== ========== ==========
Premiums:
Life insurance.................   $  1,945.3 $    734.3 $    305.4 $  1,516.4    20.1%
Accident and health Insurance..        619.7      315.8      163.9      467.8    35.0%
                                  ---------- ---------- ---------- ----------
   Total.......................   $  2,565.0 $  1,050.1 $    469.3 $  1,984.2    23.7%
                                  ========== ========== ========== ==========

Note: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and the universal life insurance products.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

  REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract holders of
John Hancock Variable Annuity Account V of John Hancock Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account V (the "Account") (comprising of, respectively, the Large Cap Growth, Active Bond, International Equity Index, Earnings Growth, Large Cap Value, Fundamental Value, Money Market, Mid Cap Growth (formerly Small/Mid Cap Growth), Bond Index, Mid Cap Value B (formerly Small/Mid Cap CORE), Small Cap Value, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Emerging Growth, Overseas Equity B (formerly International Opportunities), Equity Index, High Yield Bond and Global Bond Sub-accounts) as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts constituting John Hancock Variable Annuity Account V at December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 2, 2005

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2004

                                                Large Cap               International  Earnings  Large Cap
                                                  Growth    Active Bond Equity Index    Growth     Value
                                                Subaccount  Subaccount   Subaccount   Subaccount Subaccount
                                                ----------- ----------- ------------- ---------- -----------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I, at value $25,245,419 $30,983,813  $5,534,265   $6,339,884 $11,595,899
                                                ----------- -----------  ----------   ---------- -----------
Total Assets................................... $25,245,419 $30,983,813  $5,534,265   $6,339,884 $11,595,899
                                                =========== ===========  ==========   ========== ===========
Net Assets:
Contracts in accumulation...................... $25,233,531 $30,820,735  $5,519,882   $6,339,884 $11,575,397
Contracts in payout (annuitization) period.....      11,888     163,078      14,383           --      20,502
                                                ----------- -----------  ----------   ---------- -----------
Total net assets............................... $25,245,419 $30,983,813  $5,534,265   $6,339,884 $11,595,899
                                                =========== ===========  ==========   ========== ===========
Units outstanding..............................   1,123,703   1,292,048     333,942      620,222     598,126
                                                =========== ===========  ==========   ========== ===========
Unit value (in accumulation)................... $     22.47 $     23.98  $    16.57   $    10.22 $     19.39
                                                =========== ===========  ==========   ========== ===========

                                                Fundamental               Mid Cap                Mid Cap
                                                   Value    Money Market   Growth    Bond Index  Value B
                                                Subaccount   Subaccount  Subaccount  Subaccount Subaccount
                                                ----------- ------------ ----------- ---------- ----------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I, at value $4,208,007  $10,626,500  $12,411,774 $1,944,023 $1,447,034
                                                ----------  -----------  ----------- ---------- ----------
Total Assets................................... $4,208,007  $10,626,500  $12,411,774 $1,944,023 $1,447,034
                                                ==========  ===========  =========== ========== ==========
Net Assets:
Contracts in accumulation...................... $4,200,870  $10,557,838  $12,386,051 $1,900,278 $1,447,034
Contracts in payout (annuitization) period.....      7,137       68,662       25,723     43,745
                                                ----------  -----------  ----------- ---------- ----------
Total net assets............................... $4,208,007  $10,626,500  $12,411,774 $1,944,023 $1,447,034
                                                ==========  ===========  =========== ========== ==========
Units outstanding..............................    351,353      710,747      489,320    151,615     80,593
                                                ==========  ===========  =========== ========== ==========
Unit value (in accumulation)................... $    11.98  $     14.95  $     25.37 $    12.82 $    17.95
                                                ==========  ===========  =========== ========== ==========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                               December 31, 2004

                                                Small Cap  Real Estate  Growth &                Short-Term
                                                  Value      Equity      Income      Managed       Bond
                                                Subaccount Subaccount  Subaccount   Subaccount  Subaccount
                                                ---------- ----------- ----------- ------------ ----------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I, at value $2,233,797 $9,690,446  $75,400,829 $146,796,718 $4,726,039
                                                ---------- ----------  ----------- ------------ ----------
Total Assets................................... $2,233,797 $9,690,446  $75,400,829 $146,796,718 $4,726,039
                                                ========== ==========  =========== ============ ==========
Net Assets:
Contracts in accumulation...................... $2,233,797 $9,613,663  $75,068,490 $145,561,092 $4,726,039
Contracts in payout (annuitization) period.....         --     76,783      332,339    1,235,626         --
                                                ---------- ----------  ----------- ------------ ----------
Total net assets............................... $2,233,797 $9,690,446  $75,400,829 $146,796,718 $4,726,039
                                                ========== ==========  =========== ============ ==========
Units outstanding..............................    107,897    241,778    2,477,235    4,903,021    321,525
                                                ========== ==========  =========== ============ ==========
Unit value (in accumulation)................... $    20.70 $    40.08  $     30.44 $      29.94 $    14.70
                                                ========== ==========  =========== ============ ==========

                                                   Small Cap     Overseas               High Yield
                                                Emerging Growth  Equity B  Equity Index    Bond    Global Bond
                                                  Subaccount    Subaccount  Subaccount  Subaccount Subaccount
                                                --------------- ---------- ------------ ---------- -----------
Assets
Investments in shares of portfolios of:
 John Hancock Variable Series Trust I, at value   $7,617,008    $4,586,812 $12,524,492   $679,628  $4,043,559
                                                  ----------    ---------- -----------   --------  ----------
Total Assets...................................   $7,617,008    $4,586,812 $12,524,492   $679,628  $4,043,559
                                                  ==========    ========== ===========   ========  ==========
Net Assets:
Contracts in accumulation......................   $7,611,039    $4,586,812 $12,453,878   $679,628  $4,043,559
Contracts in payout (annuitization) period.....        5,969            --      70,614         --          --
                                                  ----------    ---------- -----------   --------  ----------
Total net assets...............................   $7,617,008    $4,586,812 $12,524,492   $679,628  $4,043,559
                                                  ==========    ========== ===========   ========  ==========
Units outstanding..............................      683,957       404,011     743,117     64,785     223,258
                                                  ==========    ========== ===========   ========  ==========
Unit value (in accumulation)...................   $    11.14    $    11.35 $     16.85   $  10.49  $    18.11
                                                  ==========    ========== ===========   ========  ==========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                            STATEMENT OF OPERATIONS

                               December 31, 2004

                                                        Large Cap               International   Earnings   Large Cap
                                                          Growth    Active Bond Equity Index     Growth      Value
                                                        Subaccount  Subaccount   Subaccount    Subaccount  Subaccount
                                                       -----------  ----------- ------------- -----------  ----------
Investment Income:
Distributions received from the net investment income
  of the underlying portfolio......................... $   174,672  $1,106,791    $ 111,450   $    50,779  $  176,751
                                                       -----------  ----------    ---------   -----------  ----------
Total Investment Income...............................     174,672   1,106,791      111,450        50,779     176,751
Expenses:
 Mortality & expense risk.............................     360,410     441,322       69,659        98,708     158,215
                                                       -----------  ----------    ---------   -----------  ----------
Net investment income (loss)..........................    (185,738)    665,469       41,791       (47,929)     18,536
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares.....  (4,426,021)   (205,545)    (127,394)   (4,570,048)    256,939
 Distributions received from realized capital gains of
   the underlying portfolio...........................          --     414,944           --            --     323,807
                                                       -----------  ----------    ---------   -----------  ----------
Realized gain (loss)..................................  (4,426,021)    209,399     (127,394)   (4,570,048)    580,746
Change in unrealized appreciation (depreciation)
  during the year.....................................   5,223,298     190,766      943,892     4,666,356     789,638
                                                       -----------  ----------    ---------   -----------  ----------
Net increase (decrease) in net assets resulting from
  operations.......................................... $   611,539  $1,065,634    $ 858,289   $    48,379  $1,388,920
                                                       ===========  ==========    =========   ===========  ==========

                                                       Fundamental   Money     Mid Cap                Mid Cap
                                                          Value      Market     Growth    Bond Index  Value B
                                                       Subaccount  Subaccount Subaccount  Subaccount Subaccount
                                                       ----------- ---------- ----------  ---------- ----------
Investment Income:
Distributions received from the net investment income
  of the underlying portfolio.........................  $ 60,250    $133,155  $       --   $102,167   $  4,402
                                                        --------    --------  ----------   --------   --------
Total Investment Income...............................    60,250     133,155          --    102,167      4,402
Expenses:
 Mortality & expense risk.............................    55,920     173,860     182,305     31,122     18,584
                                                        --------    --------  ----------   --------   --------
Net investment income (loss)..........................     4,330     (40,705)   (182,305)    71,045    (14,182)
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares.....    47,417          --     235,724    (14,400)    64,504
 Distributions received from realized capital gains of
   the underlying portfolio...........................        --          --   1,125,809      3,727    144,686
                                                        --------    --------  ----------   --------   --------
Realized gain (loss)..................................    47,417          --   1,361,533    (10,673)   209,190
Change in unrealized appreciation (depreciation)
  during the year.....................................   458,593          --     (59,043)       537      8,955
                                                        --------    --------  ----------   --------   --------
Net increase (decrease) in net assets resulting from
  operations..........................................  $510,340    $(40,705) $1,120,185   $ 60,909   $203,963
                                                        ========    ========  ==========   ========   ========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                               December 31, 2004


                                                       Small Cap  Real Estate   Growth &                Short-Term
                                                         Value      Equity       Income      Managed       Bond
                                                       Subaccount Subaccount   Subaccount   Subaccount  Subaccount
                                                       ---------- ----------- -----------  -----------  ----------
Investment Income:
Distributions received from the net investment income
  of the underlying portfolio.........................  $ 17,660  $  176,034  $   808,459  $ 2,781,029   $157,782
                                                        --------  ----------  -----------  -----------   --------
Total Investment Income...............................    17,660     176,034      808,459    2,781,029    157,782
Expenses:
 Mortality & expense risk.............................    29,856     113,043    1,021,220    1,976,827     77,510
                                                        --------  ----------  -----------  -----------   --------
Net investment income (loss)..........................   (12,196)     62,991     (212,761)     804,202     80,272
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares.....    78,015     343,386   (7,890,603)  (3,006,071)    16,224
 Distributions received from realized capital gains of
   the underlying portfolio...........................   126,668     729,055           --           --         --
                                                        --------  ----------  -----------  -----------   --------
Realized gain (loss)..................................   204,683   1,072,441   (7,890,603)  (3,006,071)    16,224
Change in unrealized appreciation (depreciation)
  during the year.....................................   236,486   1,392,925   14,687,517   11,656,436    (98,073)
                                                        --------  ----------  -----------  -----------   --------
Net increase (decrease) in net assets resulting from
  operations..........................................  $428,973  $2,528,357  $ 6,584,153  $ 9,454,567   $ (1,577)
                                                        ========  ==========  ===========  ===========   ========

                                                       Small Cap
                                                        Emerging   Overseas               High Yield
                                                         Growth    Equity B  Equity Index    Bond    Global Bond
                                                       Subaccount Subaccount  Subaccount  Subaccount Subaccount
                                                       ---------- ---------- ------------ ---------- -----------
Investment Income:
Distributions received from the net investment income
  of the underlying portfolio......................... $      --  $  12,461   $  219,468   $ 54,302   $230,545
                                                       ---------  ---------   ----------   --------   --------
Total Investment Income...............................        --     12,461      219,468     54,302    230,545
Expenses:
 Mortality & expense risk.............................    48,677     34,530      173,964     11,772     56,642
                                                       ---------  ---------   ----------   --------   --------
Net investment income (loss)..........................   (48,677)   (22,069)      45,504     42,530    173,903
Realized gain (loss) on investments:
 Realized gain (loss) on sale of portfolio shares.....  (154,005)  (204,709)    (631,454)    23,874    126,110
 Distributions received from realized capital gains of
   the underlying portfolio...........................        --         --           --         --         --
                                                       ---------  ---------   ----------   --------   --------
Realized gain (loss)..................................  (154,005)  (204,709)    (631,454)    23,874    126,110
Change in unrealized appreciation (depreciation)
  during the year.....................................   838,857    612,215    1,633,773    (23,697)    35,598
                                                       ---------  ---------   ----------   --------   --------
Net increase (decrease) in net assets resulting from
  operations.......................................... $ 636,175  $ 385,437   $1,047,823   $ 42,707   $335,611
                                                       =========  =========   ==========   ========   ========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                      STATEMENT OF CHANGES IN NET ASSETS

                       For the years ended December 31,

                                                                  Large Cap Growth              Active Bond
                                                                     Subaccount                 Subaccount
                                                              ------------------------   ------------------------
                                                                  2004       2003/(a)/       2004         2003
                                                              -----------   -----------  -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................ $  (185,738)  $  (298,298) $   665,469  $ 1,128,269
 Realized gain (loss)........................................  (4,426,021)   (5,360,875)     209,399      689,383
 Change in unrealized appreciation (depreciation) during
   the year..................................................   5,223,298    11,295,967      190,766       15,786
                                                              -----------   -----------  -----------  -----------
Net increase (decrease) in net assets resulting from
  operations.................................................     611,539     5,636,794    1,065,634    1,833,438
Contract transactions:
 Net payments received from contract owners..................     298,847       283,108      246,157      177,062
 Net transfers for contract benefits and terminations........  (3,694,160)   (3,278,755)  (4,543,212)  (5,422,547)
 Net transfers between subaccounts...........................    (185,532)     (273,822)    (671,608)    (495,387)
                                                              -----------   -----------  -----------  -----------
Net increase (decrease) in net assets resulting from contract
  transactions...............................................  (3,580,845)   (3,269,469)  (4,968,663)  (5,740,872)
                                                              -----------   -----------  -----------  -----------
Total increase (decrease) in net assets......................  (2,969,306)    2,367,325   (3,903,029)  (3,907,434)
Net assets at the beginning of the year......................  28,214,725    25,847,400   34,886,842   38,794,276
                                                              -----------   -----------  -----------  -----------
Net assets at the end of the year............................ $25,245,419   $28,214,725  $30,983,813  $34,886,842
                                                              ===========   ===========  ===========  ===========

                                                              International Equity Index      Earnings Growth
                                                                     Subaccount                 Subaccount
                                                              ------------------------   ------------------------
                                                                  2004       2003/(a)/       2004      2003/(a)/
                                                              -----------   -----------  -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................ $    41,791   $    64,759  $   (47,929) $   (99,060)
 Realized gain (loss)........................................    (127,394)     (332,042)  (4,570,048)  (4,766,353)
 Change in unrealized appreciation (depreciation) during
   the year..................................................     943,892     1,736,117    4,666,356    6,398,037
                                                              -----------   -----------  -----------  -----------
Net increase (decrease) in net assets resulting from
  operations.................................................     858,289     1,468,834       48,379    1,532,624
Contract transactions:
 Net payments received from contract owners..................      58,616        56,159      106,464      115,006
 Net transfers for contract benefits and terminations........    (791,173)     (495,952)  (1,271,704)    (781,599)
 Net transfers between subaccounts...........................     347,494       (15,515)    (274,085)    (288,936)
                                                              -----------   -----------  -----------  -----------
Net increase (decrease) in net assets resulting from contract
  transactions...............................................    (385,063)     (455,308)  (1,439,325)    (955,529)
                                                              -----------   -----------  -----------  -----------
Total increase (decrease) in net assets......................     473,226     1,013,526   (1,390,946)     577,095
Net assets at the beginning of the year......................   5,061,039     4,047,513    7,730,830    7,153,735
                                                              -----------   -----------  -----------  -----------
Net assets at the end of the year............................ $ 5,534,265   $ 5,061,039  $ 6,339,884  $ 7,730,830
                                                              ===========   ===========  ===========  ===========

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                       For the years ended December 31,

                                                                   Large Cap Value          Fundamental Value
                                                                     Subaccount                Subaccount
                                                              ------------------------  ------------------------
                                                                  2004         2003         2004      2003/(a)/
                                                              -----------  -----------  -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................ $    18,536  $    49,159  $     4,330  $    (1,339)
 Realized gain (loss)........................................     580,746      (27,797)      47,417      (72,583)
 Change in unrealized appreciation (depreciation) during
   the year..................................................     789,638    2,185,319      458,593      952,605
                                                              -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from
  operations.................................................   1,388,920    2,206,681      510,340      878,683
Contract transactions:
 Net payments received from contract owners..................      82,801      112,211       57,065       52,033
 Net transfers for contract benefits and terminations........  (2,092,527)    (927,502)    (620,834)    (345,070)
 Net transfers between subaccounts...........................     731,087      355,508      252,375     (117,978)
                                                              -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from contract
  transactions...............................................  (1,278,639)    (459,783)    (311,394)    (411,015)
                                                              -----------  -----------  -----------  -----------
Total increase (decrease) in net assets......................     110,281    1,746,898      198,946      467,668
Net assets at the beginning of the year......................  11,485,618    9,738,720    4,009,061    3,541,393
                                                              -----------  -----------  -----------  -----------
Net assets at the end of the year............................ $11,595,899  $11,485,618  $ 4,208,007  $ 4,009,061
                                                              ===========  ===========  ===========  ===========

                                                                    Money Market             Mid Cap Growth
                                                                     Subaccount                Subaccount
                                                              ------------------------  ------------------------
                                                                  2004         2003         2004         2003
                                                              -----------  -----------  -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................ $   (40,705) $   (83,190) $  (182,305) $  (164,004)
 Realized gain (loss)........................................          --           --    1,361,533      362,516
 Change in unrealized appreciation (depreciation) during
   the year..................................................          --           --      (59,043)   3,942,408
                                                              -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from
  operations.................................................     (40,705)     (83,190)   1,120,185    4,140,920
Contract transactions:
 Net payments received from contract owners..................     202,650      150,902      133,776      110,179
 Net transfers for contract benefits and terminations........  (3,589,358)  (7,192,994)  (2,177,456)  (1,673,463)
 Net transfers between subaccounts...........................  (1,430,154)     304,145      240,914      256,996
                                                              -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from contract transactions...............................................  (4,816,862)  (6,737,947)  (1,802,766)  (1,306,288)
                                                              -----------  -----------  -----------  -----------
Total increase (decrease) in net assets......................  (4,857,567)  (6,821,137)    (682,581)   2,834,632
Net assets at the beginning of the year......................  15,484,067   22,305,204   13,094,355   10,259,723
                                                              -----------  -----------  -----------  -----------
Net assets at the end of the year............................ $10,626,500  $15,484,067  $12,411,774  $13,094,355
                                                              ===========  ===========  ===========  ===========

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                       For the years ended December 31,

                                                                     Bond Index            Mid Cap Value B
                                                                     Subaccount              Subaccount
                                                              -----------------------  ----------------------
                                                                 2004      2003/(a)/      2004      2003/(a)/
                                                              ----------  -----------  ----------  ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................ $   71,045  $    96,908  $  (14,182) $   25,176
 Realized gain (loss)........................................    (10,673)      69,114     209,190      31,159
 Change in unrealized appreciation (depreciation) during
   the year..................................................        537      (89,975)      8,955     272,448
                                                              ----------  -----------  ----------  ----------
Net increase (decrease) in net assets resulting from
  operations.................................................     60,909       76,047     203,963     328,783
Contract transactions:
 Net payments received from contract owners..................     16,422       60,812       6,438       2,599
 Net transfers for contract benefits and terminations........   (415,796)    (898,256)   (391,846)   (113,521)
 Net transfers between subaccounts...........................   (305,079)    (213,366)    370,196     271,076
                                                              ----------  -----------  ----------  ----------
Net increase (decrease) in net assets resulting from contract
  transactions...............................................   (704,453)  (1,050,810)    (15,212)    160,154
                                                              ----------  -----------  ----------  ----------
Total increase (decrease) in net assets......................   (643,544)    (974,763)    188,751     488,937
Net assets at the beginning of the year......................  2,587,567    3,562,330   1,258,283     769,346
                                                              ----------  -----------  ----------  ----------
Net assets at the end of the year............................ $1,944,023  $ 2,587,567  $1,447,034  $1,258,283
                                                              ==========  ===========  ==========  ==========

                                                                  Small Cap Value        Real Estate Equity
                                                                    Subaccount               Subaccount
                                                              ----------------------  -----------------------
                                                                 2004        2003         2004      2003/(a)/
                                                              ----------  ----------  -----------  ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................ $  (12,196) $  (11,976) $    62,991  $  126,577
 Realized gain (loss)........................................    204,683     104,902    1,072,441     359,407
 Change in unrealized appreciation (depreciation) during
   the year..................................................    236,486     374,171    1,392,925   1,538,732
                                                              ----------  ----------  -----------  ----------
Net increase (decrease) in net assets resulting from
  operations.................................................    428,973     467,097    2,528,357   2,024,716
Contract transactions:
 Net payments received from contract owners..................     25,604      50,282       51,637      52,395
 Net transfers for contract benefits and terminations........   (258,199)   (272,677)  (1,283,093)   (729,246)
 Net transfers between subaccounts...........................    152,290     328,291      568,102     148,869
                                                              ----------  ----------  -----------  ----------
Net increase (decrease) in net assets resulting from contract
  transactions...............................................    (80,305)    105,896     (663,354)   (527,982)
                                                              ----------  ----------  -----------  ----------
Total increase (decrease) in net assets......................    348,668     572,993    1,865,003   1,496,734
Net assets at the beginning of the year......................  1,885,129   1,312,136    7,825,443   6,328,709
                                                              ----------  ----------  -----------  ----------
Net assets at the end of the year............................ $2,233,797  $1,885,129  $ 9,690,446  $7,825,443
                                                              ==========  ==========  ===========  ==========

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                       For the years ended December 31,

                                                                   Growth & Income                 Managed
                                                                      Subaccount                 Subaccount
                                                              -------------------------  --------------------------
                                                                  2004       2003/(a)/       2004        2003/(a)/
                                                              -----------  ------------  ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................ $  (212,761) $   (354,544) $    804,202  $  2,806,217
 Realized gain (loss)........................................  (7,890,603)  (11,437,210)   (3,006,071)   (5,222,453)
 Change in unrealized appreciation (depreciation) during
   the year..................................................  14,687,517    26,771,216    11,656,436    26,485,047
                                                              -----------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
  operations.................................................   6,584,153    14,979,462     9,454,567    24,068,811
Contract transactions:
 Net payments received from contract owners..................     580,156       587,918       735,587       726,110
 Net transfers for contract benefits and terminations........  (9,527,547)   (8,992,983)  (19,888,056)  (19,208,220)
 Net transfers between subaccounts...........................    (589,532)   (1,688,934)      450,106    (3,236,671)
                                                              -----------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from contract transactions...............................................  (9,536,923)  (10,093,999)  (18,702,363)  (21,718,781)
                                                              -----------  ------------  ------------  ------------
Total increase (decrease) in net assets......................  (2,952,770)    4,885,463    (9,247,796)    2,350,030
Net assets at the beginning of the year......................  78,353,599    73,468,136   156,044,514   153,694,484
                                                              -----------  ------------  ------------  ------------
Net assets at the end of the year............................ $75,400,829  $ 78,353,599  $146,796,718  $156,044,514
                                                              ===========  ============  ============  ============

                                                                   Short-Term Bond        Small Cap Emerging Growth
                                                                      Subaccount                 Subaccount
                                                              -------------------------  --------------------------
                                                                  2004       2003/(a)/       2004        2003/(a)/
                                                              -----------  ------------  ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................ $    80,272  $    138,611  $    (48,677) $    (30,228)
 Realized gain (loss)........................................      16,224        96,260      (154,005)     (161,650)
 Change in unrealized appreciation (depreciation) during
   the year..................................................     (98,073)     (143,320)      838,857     1,042,031
                                                              -----------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from
  operations.................................................      (1,577)       91,551       636,175       850,153
Contract transactions:
 Net payments received from contract owners..................      42,926        36,174        40,476        20,344
 Net transfers for contract benefits and terminations........  (1,101,137)   (1,538,079)     (477,722)     (180,540)
 Net transfers between subaccounts...........................    (252,898)      220,393     4,639,920       298,520
                                                              -----------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting from contract
  transactions...............................................  (1,311,109)   (1,281,512)    4,202,674       138,324
                                                              -----------  ------------  ------------  ------------
Total increase (decrease) in net assets......................  (1,312,686)   (1,189,961)    4,838,849       988,477
Net assets at the beginning of the year......................   6,038,725     7,228,686     2,778,159     1,789,682
                                                              -----------  ------------  ------------  ------------
Net assets at the end of the year............................ $ 4,726,039  $  6,038,725  $  7,617,008  $  2,778,159
                                                              ===========  ============  ============  ============

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                       For the years ended December 31,

                                                                 Overseas Equity B          Equity Index
                                                                    Subaccount               Subaccount
                                                              ----------------------  ------------------------
                                                                 2004      2003/(a)/      2004      2003/(a)/
                                                              ----------  ----------  -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................ $  (22,069) $    1,187  $    45,504  $   170,733
 Realized gain (loss)........................................   (204,709)   (255,515)    (631,454)  (1,116,383)
 Change in unrealized appreciation (depreciation) during
   the year..................................................    612,215     777,236    1,633,773    3,674,464
                                                              ----------  ----------  -----------  -----------
Net increase (decrease) in net assets resulting from
  operations.................................................    385,437     522,908    1,047,823    2,728,814
Contract transactions:
 Net payments received from contract owners..................     26,927      27,018      117,540      131,303
 Net transfers for contract benefits and terminations........   (488,158)   (224,853)  (1,284,488)  (1,463,713)
 Net transfers between subaccounts...........................  2,506,322     (43,104)       4,957      199,579
                                                              ----------  ----------  -----------  -----------
Net increase (decrease) in net assets resulting from contract
  transactions...............................................  2,045,091    (204,939)  (1,161,991)  (1,132,831)
                                                              ----------  ----------  -----------  -----------
Total increase (decrease) in net assets......................  2,430,528     281,969     (114,168)   1,595,983
Net assets at the beginning of the year......................  2,156,284   1,874,315   12,638,660   11,042,677
                                                              ----------  ----------  -----------  -----------
Net assets at the end of the year............................ $4,586,812  $2,156,284  $12,524,492  $12,638,660
                                                              ==========  ==========  ===========  ===========

                                                                  High Yield Bond            Global Bond
                                                                    Subaccount               Subaccount
                                                              ----------------------  ------------------------
                                                                 2004      2003/(a)/      2004      2003/(a)/
                                                              ----------  ----------  -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)................................ $   42,530  $   49,037  $   173,903  $   210,743
 Realized gain (loss)........................................     23,874      (9,448)     126,110      158,198
 Change in unrealized appreciation (depreciation) during
   the year..................................................    (23,697)     74,458       35,598      155,726
                                                              ----------  ----------  -----------  -----------
Net increase (decrease) in net assets resulting from
  operations.................................................     42,707     114,047      335,611      524,667
Contract transactions:
 Net payments received from contract owners..................      6,277       9,878       54,385       50,116
 Net transfers for contract benefits and terminations........   (197,294)    (91,021)    (437,235)    (475,210)
 Net transfers between subaccounts...........................   (202,298)    357,086      (36,678)     210,573
                                                              ----------  ----------  -----------  -----------
Net increase (decrease) in net assets resulting from contract
  transactions...............................................   (393,315)    275,943     (419,528)    (214,521)
                                                              ----------  ----------  -----------  -----------
Total increase (decrease) in net assets......................   (350,608)    389,990      (83,917)     310,146
Net assets at the beginning of the year......................  1,030,236     640,246    4,127,476    3,817,330
                                                              ----------  ----------  -----------  -----------
Net assets at the end of the year............................ $  679,628  $1,030,236  $ 4,043,559  $ 4,127,476
                                                              ==========  ==========  ===========  ===========

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2004

1. Organization

John Hancock Variable Annuity Account V (the Account) is a separate investment account of John Hancock Life Insurance Company (JHLICO), a wholly-owned subsidiary of John Hancock Financial Services, Inc. (John Hancock). The Account was formed to fund variable annuity contracts (Contracts) issued by JHLICO. Currently, the Account funds the Accommodator 2000, Independence Preferred, Independence Preferred 2000, and Patriot Contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty sub-accounts. The assets of each sub-account are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Trust). New sub-accounts may be added as new Portfolios are added to the Trust or as other investment options are developed, and made available to contract owners. The twenty Portfolios of the Trust, which are currently available, are the Large Cap Growth, Active Bond, International Equity Index, Earnings Growth, Large Cap Value, Fundamental Value, Money Market, Mid Cap Growth (formerly Small/Mid Cap Growth), Bond Index, Mid Cap Value B (formerly Small/Mid Cap CORE), Small Cap Value, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Emerging Growth, Overseas Equity B (formerly International Opportunities), Equity Index, High Yield Bond and Global Bond Sub-accounts. Each Portfolio has a different investment objective.

The assets of the Account are the property of JHLICO. The portion of the Account's assets applicable to the Contracts may not be charged with liabilities arising out of any other business JHLICO may conduct.

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Investments in shares of the Trust are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Fund shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

Net Assets in Payout (Annuitization) Period

A small portion of the net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. For any particular policy, the mortality assumption may be based on the Annuity 2000 Table, the 1983a Individual Annuity Mortality Table, the 1971 Individual Annuity Mortality Table (modified), or the Annuity Mortality Table for 1949 (modified). The assumed interest rate is 3.5%, unless the annuitant elects otherwise, in which case the rate may be 5.0% or 6.0%, as regulated by the laws of the respective states. The mortality risk is borne entirely by John Hancock Life Insurance Company and may result in additional amounts being transferred into the variable annuity account by John Hancock Life Insurance Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                               December 31, 2004

2. Significant Accounting Policies -- (continued)


Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

Expenses

JHLICO assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which assets charges are deducted at various annual rates ranging from 1.00% to 1.50%, depending on the type of contract, of net assets of the Account.

JHLICO makes certain other deductions from contract owner payments for premium taxes, guaranteed minimum death benefit, sales charges on purchases (Accommodator only) and the surrender fee and annual contract fee (Independence only), which are accounted for as a reduction of net assets resulting from contract owner transactions.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/JHLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or John Hancock Life Insurance Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2004.

3. Transaction with Affiliates

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHLICO or the Trust.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                               December 31, 2004

4. Details of Investments


The details of the shares owned and cost and value of investments in the Subaccounts of the Trust at December 31, 2004 were as follows:

                                          Details of Investments
                                   --------------------------------------
Subaccount                         Shares Owned     Cost        Value
----------                         ------------ ------------ ------------
Large Cap Growth...............      1,745,681  $ 37,363,776 $ 25,245,419
Active Bond....................      3,216,802    30,778,981   30,983,813
International Equity Index.....        340,650     5,300,886    5,534,265
Earnings Growth................        762,073     9,565,547    6,339,884
Large Cap Value................        728,649    10,209,108   11,595,899
Fundamental Value..............        335,467     3,542,295    4,208,007
Money Market...................     10,626,501    10,626,500   10,626,500
Mid Cap Growth.................        811,641    11,344,268   12,411,774
Bond Index.....................        193,410     1,950,853    1,944,023
Mid Cap Value B................        123,960     1,292,535    1,447,034
Small Cap Value................        115,011     1,724,072    2,233,797
Real Estate Equity.............        483,941     7,071,798    9,690,446
Growth & Income................      6,083,224    94,693,869   75,400,829
Managed........................     10,806,295   157,553,203  146,796,718
Short-Term Bond................        476,014     4,787,510    4,726,039
Small Cap Emerging Growth......        858,824     6,459,261    7,617,008
Overseas Equity B..............        421,931     4,190,041    4,586,812
Equity Index...................        812,044    14,296,655   12,524,492
High Yield Bond................        104,617       661,198      679,628
Global Bond....................        328,421     3,581,108    4,043,559

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust during 2004 were as follows:

                                     Details of Investments
                                     ----------------------
 Subaccount                          Purchases     Sales
 ----------                          ----------  ----------
 Large Cap Growth................    $  963,753  $4,730,335
 Active Bond.....................     1,929,455   5,817,706
 International Equity Index......       591,224     934,495
 Earnings Growth.................       166,350   1,653,603
 Large Cap Value.................     1,484,513   2,420,808
 Fundamental Value...............       556,607     863,670
 Money Market....................     1,905,681   6,763,563
 Mid Cap Growth..................     1,665,458   2,524,720
 Bond Index......................       513,366   1,142,041
 Mid Cap Value B.................       585,133     469,841
 Small Cap Value.................       470,683     436,516
 Real Estate Equity..............     1,718,496   1,589,803

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                               December 31, 2004

4. Details of Investments -- (continued)

                                  Details of Investments
                                  ----------------------
Subaccount                        Purchases     Sales
----------                        ---------- -----------
Growth & Income................   $1,187,623 $10,937,307
Managed........................    4,375,483  22,273,643
Short-Term Bond................      490,743   1,696,143
Small Cap Emerging Growth......    4,812,085     658,087
Overseas Equity B..............    2,739,321     716,301
Equity Index...................      639,474   1,755,961
High Yield Bond................      249,668     600,453
Global Bond....................      567,013     757,029

5. Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                                  For the years and periods ended December 31,
                                                        At December 31,          -----------------------------------------------
                                                --------------------------------                   Investment
                                                Units   Unit Fair Value  Assets   Expenses Ratio*    Income    Total Return***
Subaccount                                      (000s) Highest to Lowest (000s)  Highest to Lowest  Ratio**   Highest to Lowest
----------                                      ------ ----------------- ------- ----------------- ---------- ------------------
Large Cap Growth..................         2004 1,124  $19.16 to $7.52   $25,245    1.5% to 1%        0.68%     2.79% to 3.30%
                                        2003/b/ 1,271   18.64 to  7.28    28,215     1.5 to 1         0.26      24.36 to 23.75
                                           2002 1,433   36.33 to  5.79    25,847     1.5 to 1         0.32    (28.57) to (28.88)

Active Bond.......................         2004 1,292   17.78 to 30.28    30,984    1.5 to 1.25       3.38       3.19 to 3.45
                                           2003 1,505   29.27 to 17.23    34,887    1.5 to 1.25       4.37       5.16 to 4.89
                                           2002 1,794   27.84 to 16.43    38,794    1.5 to 1.25       5.19       5.94 to 5.66

International Equity Index........         2004   334   15.15 to 11.44     5,534     1.5 to 1         2.23      18.46 to 19.06
                                        2003/b/   364    12.79 to 9.61     5,061     1.5 to 1         2.93      40.57 to 39.88
                                           2002   410    12.91 to 6.77     4,048     1.5 to 1         1.79    (15.97) to (16.44)

Earnings Growth...................         2004   620    11.19 to 7.31     6,340     1.5 to 1         0.72       1.12 to 1.63
                                        2003/b/   760    11.07 to 7.19     7,731     1.5 to 1         0.06      23.57 to 22.95
                                           2002   867     9.15 to 5.76     7,154     1.5 to 1        --/a/    (33.03) to (33.43)

Large Cap Value...................         2004   598   20.78 to 13.93    11,596     1.5 to 1         1.57      13.29 to 13.86
                                           2003   666   18.34 to 12.23    11,486     1.5 to 1         1.91      24.27 to 23.64
                                           2002   702   15.09 to  9.15     9,739     1.5 to 1         1.59    (14.14) to (14.52)

Fundamental Value.................         2004   351   12.12 to 11.17     4,208     1.5 to 1         1.53      13.87 to 14.44
                                        2003/b/   381    10.64 to 9.76     4,009     1.5 to 1         1.40      27.40 to 26.78
                                        2002/c/   427     8.75 to 7.63     3,541    1.5 to 1.25       1.21    (18.25) to (18.62)

Money Market......................         2004   711   12.80 to 18.19    10,627    1.5 to 1.25       1.05     (.42) to (0.17)
                                           2003 1,039   18.22 to 12.85    15,484    1.5 to 1.25       0.96     (0.30) to (0.55)
                                           2002 1,495   18.27 to 12.93    22,305    1.5 to 1.25       1.46        0.22 to 0

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                               December 31, 2004

5. Unit Values -- (continued)

                                                       At December 31,            For the years and periods ended December 31,
                                              --------------------------------- ------------------------------------------------
                                                                                                  Investment
                                              Units   Unit Fair Value   Assets   Expenses Ratio*    Income     Total Return***
Subaccount                                    (000s) Highest to Lowest  (000s)  Highest to Lowest  Ratio**    Highest to Lowest
----------                                    ------ ----------------- -------- ----------------- ----------  ------------------
Mid Cap Growth...................        2004   489  $25.28 to $25.90  $ 12,412   1.5% to 1.25%    --%/a/      10.01% to 10.29%
                                         2003   568   23.49 to 22.98     13,094    1.5 to 1.25      --/a/       45.05 to 44.69
                                         2002   645   16.19 to 15.89     10,260    1.5 to 1.25      --/a/     (22.13) to (22.30)

Bond Index.......................        2004   152   12.72 to 13.12      1,944     1.5 to 1         4.54        2.50 to 3.02
                                      2003/b/   207   12.74 to 12.41      2,588     1.5 to 1         4.24        2.57 to 2.06
                                      2002/c/   291   12.42 to 12.16      3,562     1.5 to 1         5.13        8.85 to 8.28

Mid Cap Value B..................        2004    81   18.12 to 17.53      1,447     1.5 to 1         0.32       16.97 to 17.56
                                      2003/b/    82   15.49 to 14.91      1,258     1.5 to 1         4.14       43.71 to 42.99
                                      2002/c/    72   10.94 to 10.27        769     1.5 to 1         0.48     (16.02) to (16.44)

Small Cap Value..................        2004   108   20.66 to 20.76      2,234    1.5 to 1.4        0.87       23.50 to 23.62
                                         2003   113   16.79 to 16.73      1,885    1.5 to 1.4        0.67       36.05 to 35.92
                                      2002/c/   107   12.34 to 12.31      1,312    1.5 to 1.4        0.61      (7.77) to (7.79)

Real Estate Equity...............        2004   242   33.53 to 24.26      9,690     1.5 to 1         2.11       34.45 to 35.13
                                      2003/b/   266   24.93 to 17.95      7,825     1.5 to 1         3.25       35.54 to 34.86
                                         2002   291   27.23 to 13.11      6,329     1.5 to 1         4.49       0.3 to (0.16)

Growth & Income..................        2004 2,477   21.23 to 50.00     75,401    1.5 to 1.25       1.08        9.31 to 9.58
                                      2003/b/ 2,842   45.63 to 19.42     78,354    1.5 to 1.25       0.89       22.80 to 22.50
                                         2002 3,303   37.16 to 15.86     73,468    1.5 to 1.25       0.71     (23.14) to (23.31)

Managed..........................        2004 4,903   20.27 to 39.28    146,797    1.5 to 1.25       1.87        6.57 to 6.84
                                      2003/b/ 5,563   36.76 to 19.02    156,045    1.5 to 1.25       3.20       17.52 to 17.23
                                         2002 6,503   31.28 to 8.77     153,694     1.5 to 1         1.75     (14.15) to (14.49)

Short-Term Bond..................        2004   322   14.71 to 12.46      4,726     1.5 to 1         2.95       (0.09) to 0.41
                                      2003/b/   414   14.72 to 12.41      6,039     1.5 to 1         3.41        1.74 to 1.23
                                      2002/c/   501   14.82 to 12.08      7,229     1.5 to 1         4.12        4.63 to 4.08

Small Cap Emerging
  Growth.........................        2004   684   11.33 to 9.34       7,617     1.5 to 1        --/a/        7.82 to 8.36
                                      2003/b/   270   10.51 to 8.62       2,778     1.5 to 1           --       47.34 to 46.62
                                         2002   257    7.29 to 5.79       1,790     1.5 to 1         0.18     (28.92) to (29.29)

Overseas Equity B................        2004   404   11.79 to 9.78       4,587     1.5 to 1         0.48        9.37 to 9.90
                                      2003/b/   209   10.78 to 8.90       2,156     1.5 to 1         1.47       31.05 to 30.39
                                         2002   237    8.41 to 6.72       1,874     1.5 to 1         0.64     (19.07) to (19.47)

Equity Index.....................        2004   743   18.30 to 10.08     12,524     1.5 to 1         1.78        9.05 to 9.60
                                      2003/b/   813   16.78 to 9.20      12,639     1.5 to 1         2.91       27.16 to 26.51
                                         2002   901   13.49 to 7.16      11,043     1.5 to 1         1.34     (23.17) to (23.49)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

                               December 31, 2004

5. Unit Values -- (continued)

                                                 At December 31,          For the years and periods ended December 31,
                                         ------------------------------- ----------------------------------------------
                                                                                           Investment
                                         Units   Unit Fair Value  Assets  Expenses Ratio*    Income    Total Return***
Subaccount                               (000s) Highest to Lowest (000s) Highest to Lowest  Ratio**   Highest to Lowest
----------                               ------ ----------------- ------ ----------------- ---------- -----------------
High Yield Bond...........          2004   65   $10.41 to $10.57  $  680   1.5% to 1.25%      6.45%    6.54% to 6.80%
                                 2003/b/  105    10.10 to 9.77     1,030     1.5 to 1         6.91     15.35 to 14.77
                                    2002   75     8.76 to 8.51       640     1.5 to 1         9.51    (5.40) to (5.97)

Global Bond...............          2004  223    18.36 to 18.76    4,044    1.5 to 1.25       5.85      8.99 to 9.26
                                 2003/b/  249    17.17 to 16.84    4,127    1.5 to 1.25       6.67     14.47 to 14.18
                                 2002/c/  263    15.00 to 12.20    3,817     1.5 to 1         4.75     17.42 to 17.06

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccounts invest.

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first contract transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

a  Portfolio distributed no dividends during the period.

b  Certain amounts in 2003 have been reclassified to permit comparison.

c  Certain amounts in 2002 have been reclassified to permit comparison.

PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS. - Filed Herewith




(B) EXHIBITS:

1. John Hancock Life Insurance Company Board Resolution establishing the John Hancock Variable Annuity Account V, dated April 8, 1996; incorporated herein by reference to the Registrant's Post-Effective Amendment No.1, filed with the Commission on April 25, 1995.

2.          Not Applicable.

3.    (a)   Form of Distribution and Servicing Agreement by Signator Investors,
            Inc. (formerly known as "John Hancock Distributors, Inc."), John
            Hancock Life Insurance Company (formerly known as "John Hancock
            Mutual Life Insurance Company"), and John Hancock Variable Life
            Insurance Company, incorporated by reference from Pre-Effective
            Amendment No. 2 to Form S-6 Registration Statement for John Hancock
            Variable Life Account S (File No. 333-15075) filed April 23, 1997.

      (b) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc., and selling broker-dealers, incorporated by reference to Post-Effective Amendment Number 5 to File 333-16949, filed on Form N-4 on November 17, 2000.

4. Form of periodic payment deferred annuity contract, included in initial Form N-4 Registration Statement and Post-Effective Amendment No. 3 to the Form N-4 Registration Statement to this File No. 33-82646, filed August 10, 1994, and December 13, 1997, respectively.

5. Form of annuity contract application, included in initial Form N-4 Registration Statement and Post-Effective Amendment No. 3 to the Form N-4 Registration Statement to this File No. 33-82646, filed August 10, 1994, and December 13, 1997, respectively.

6.    (a)   John Hancock Life Insurance Company's Restated Articles of
            Organization, are incorporated by reference from Form S-6 to Post-Effective Amendment No. 10 to File No. 333-76662, filed on
            March 7, 2001.

      (b) John Hancock's Articles of Amendment are incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-91448, filed on September 23, 2002.

      (c) John Hancock Life Insurance Company's Amended and Restated By-Laws are hereby incorporated by reference to the Annual Report filed on Form 10-K, file No. 333-45862, filed with the Commission on March 28, 2002.

7.          Not Applicable.

8.          Not Applicable

9. Opinion and Consent of Counsel, incorporated by reference from File No. 333-81103, filed on Form N-4 on August 9, 1999.

10.   (a)   Representation of counsel, filed herewith.

      (b)   Consent of independent auditors filed herewith.

      (c)   Power of attorney for David F. D'Alessandro, Foster L. Aborn, Wayne
            A. Budd, John M. Connors, Jr., John M. De Ciccio, Richard B. DeWolfe, Robert E. Fast, Thomas P. Glynn, Michael C. Hawley, Edward
            H. Linde, R. Robert Popeo, and Robert J. Tarr are incorporated by reference to Post-Effective Amendment No. 2 to File No. 333-70734, filed on September 12, 2002. Power of attorney for Robert J. Davis, incorporated by reference to Post-Effective Amendment No. 6 to File No. 333-84783, filed on February 13, 2003.

11.         Not Applicable.

12.         Not Applicable.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR at the time of filing.


Directors                                   Positions with the Depositor
Dominic D'Alessandro                        Director, Chairman
John D. DesPrez, III                        Director, Senior Executive Vice President
James M. Benson                             Director, President, Chief Executive Officer
Donald A. Guloien                           Director
Jonathan Chiel                              Director, Executive Vice President, General Counsel
Peter H. Rubenovitch                        Director
Beverly S. Margolian                        Director

Officers

John D. DesPrez III                         Senior Executive Vice President
Donald A. Guloien                           Senior Executive Vice President, Chief Investment Officer
Peter H. Rubenovitch                        Senior Executive Vice President
Leo de Bever                                Executive Vice President
James R. Boyle                              Executive Vice President
Robert T. Cassato                           Executive Vice President
Robert A. Cook                              Executive Vice President
Simon R. Curtis                             Executive Vice President
Marianne Harrison                           Executive Vice President
Jeanne M. Livermore                         Executive Vice President
Beverly S. Margolian                        Executive Vice President
James P. O'Malley                           Executive Vice President
Daniel L. Ouellette                         Executive Vice President
Jamie Shepherdson                           Executive Vice President
Peter A. Stuart                             Executive Vice President
Warren Thomson                              Executive Vice President
Michele G. Van Leer                         Executive Vice President
Alison Alden                                Senior Vice President
Philip Armstrong                            Senior Vice President
Peter Copestake                             Senior Vice President, Treasurer
Marc Costantini                             Senior Vice President
Steven Finch                                Senior Vice President, Chief Financial Officer
James D. Gallagher                          Senior Vice President
Patrick Gill                                Senior Vice President, Controller
Peter Gordon                                Senior Vice President
Richard Gourlay                             Senior Vice President, Chief Auditor
Scott S. Hartz                              Senior Vice President
Robert P. Horne                             Senior Vice President
Norman Light                                Senior Vice President
Gregory Mack                                Senior Vice President
Ronald J. McHugh                            Senior Vice President
John Ostler                                 Senior Vice President
William H. Palmer                           Senior Vice President
Joseph P. Paster                            Senior Vice President
Diana L. Scott                              Senior Vice President
Ivor J. Thomas                              Senior Vice President
John G. Vrysen                              Senior Vice President
Keith Walter                                Senior Vice President
Loida R. Abraham                            Vice President
Emanuel Alves                               Vice President, Counsel, Corporate Secretary
June Amori                                  Vice President
Roy V. Anderson                             Vice President
Susan Bellingham                            Vice President
Wendy A. Benson                             Vice President

Stephen J. Blewitt                          Vice President
Ronald J. Bocage                            Vice President, Counsel
Richard A. Boutilier                        Vice President
Robert Boyda                                Vice President
George H. Braun                             Vice President
James Brockelman                            Vice President
John Burrow                                 Vice President
William Burrow                              Vice President
Tyler Carr                                  Vice President
Philip Clarkson                             Vice President, Counsel
Brian Collins                               Vice President
Louise Corcoran                             Vice President
John J. Danello                             Vice President
Willma Davis                                Vice President
Brent Dennis                                Vice President
Michael Dommeruth                           Vice President
Stephen Dunn                                Vice President, Assistant Treasurer
Michael M. Epstein                          Vice President, Counsel
Carol Nicholson Fulp                        Vice President
John Egbert                                 Vice President
Edward Eng                                  Vice President
Paul C. English                             Vice President
Patrick Flynn                               Vice President
Joseph A. Fournier                          Vice President
Richard Harris                              Vice President
David Hayter                                Vice President
Kevin Hill                                  Vice President
E. Kendall Hines                            Vice President
Naveed Irshad                               Vice President
Roy Kapoor                                  Vice President
Robert Kilimnik                             Vice President
Frank Knox                                  Vice President
Jonathan Kutrubes                           Vice President
Robert Leach                                Vice President
David Libbey                                Vice President
David Longfritz                             Vice President
Katherine MacMillan                         Vice President
Lynne E. Martel                             Vice President
Janis K. McDonough                          Vice President
C. Bruce Metzler                            Vice President
Peter J. Mongeau                            Vice President
Laura A. Moore                              Vice President
Curtis Morrison                             Vice President
Karen V. Morton-Grooms                      Vice President, Counsel
Colm D. Mullarkey                           Vice President
Scott Navin                                 Vice President
Barry S. Nectow                             Vice President
Kenneth V. Nordstrom                        Vice President
Geraldine F. Pangaro                        Vice President
Phillip J. Peters                           Vice President
Steven Pinover                              Vice President
John W. Pluta                               Vice President
Deborah A. Poppel                           Vice President
S. Mark Ray                                 Vice President
Jill Rebman                                 Vice President
Karl G. Reinhold                            Vice President

Mark Rizza                                  Vice President
George Rothauser                            Vice President
Thomas Samoluk                              Vice President
Yiji S. Starr                               Vice President
Margo Sammons                               Vice President
Joseph Scott                                Vice President
Alan R. Seghezzi                            Vice President, Counsel
Gordon Shone                                Vice President
Jonnie Smith                                Vice President
Bruce R. Speca                              Vice President
Michael H. Studley                          Vice President, Counsel
Brooks E. Tingle                            Vice President
Dennis Turner                               Vice President
Randy Zipse                                 Vice President
Wayne Zuk                                   Vice President, Assistant Treasurer
Rosalie M. Calabraro                        Assistant Secretary
Elizabeth A. Clark                          Assistant Secretary
Grace M. O'Connell                          Assistant Secretary
Stephen Dunn                                Assistant Treasurer
Cathy Hopkinson                             Assistant Treasurer
Maralyn Kobayashi                           Assistant Treasurer, Senior Portfolio Manager
Kevin J. McWilliams                         Assistant Treasurer
Peter S. Mitsopoulos                        Assistant Treasurer
Benjamin O'Neill                            Assistant Treasurer, Portfolio Manager
Faisal Rahman                               Assistant Treasurer, Portfolio Manager
Peter Scavongelli                           State Compliance Officer
Gordon Pansegrau                            Chief Compliance Officer -  Investments


The principal business address for each of the above-named directors and officers of John Hancock is John Hancock Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Registrant is a separate account of JHLICO, operated as a unit investment trust. Registrant supports benefits payable under JHLICO's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust I (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Registrant and other separate accounts of John Hancock and JHLICO own controlling interests of the Trust's outstanding shares. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct John Hancock and JHLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHLICO directly controls Registrant.

The Depositor is controlled by John Hancock Financial Services, Inc. ("JHFS"). A list of persons controlled by JHFS is incorporated by reference to Exhibit 21.1 from the Annual Report filed on Form 10-K of File No. 1-15607, filed on March 15, 2004.

On the effective date of this Amendment to the Registration Statement, JHFS and its subsidiaries are controlled by Manulife Financial Corporation ("MFS"). A list of other persons controlled by MFS as of December 31, 2003 appears below:

                                                                                % OF       JURISDICTION OF
AFFILIATE                                                                      EQUITY       INCORPORATION
---------                                                                      ---------------------------
Manulife Financial Corporation                                                   100
                                                                                               CANADA
  JUPITER MERGER CORPORATION                                                     100
                                                                                               Delaware
  THE MANUFACTURERS LIFE INSURANCE COMPANY                                       100
                                                                                               Canada
     Manulife Bank of Canada                                                     100           Canada
     Manulife Financial Services Inc.                                            100           Canada
     Manulife Securities International Ltd.                                      100           Canada
     Enterprise Capital Management Inc.                                           20           Ontario
     Cantay Holdings Inc.                                                        100           Ontario
     FNA Financial Inc.                                                          100           Canada

                                                                                % OF       JURISDICTION OF
AFFILIATE                                                                      EQUITY       INCORPORATION
---------                                                                      ---------------------------
       Elliot & Page Limited                                                     100       Ontario
     NAL Resources Limited                                                       100       Alberta
     3550435 Canada Inc.                                                         100       Canada
       MFC Insurance Company Limited                                             100       Canada
       FCM Holdings Inc.                                                         100       Philippines
     Manulife Canada Ltd.                                                        100       Canada
     1293319 Ontario Inc.                                                        100       Ontario
     3426505 Canada Inc.                                                         100       Canada
     Canaccord Holdings Ltd.                                                   12.82       British Columbia
     Manulife International Capital Corporation Limited                          100       Ontario
       Golf Town Canada Inc.                                                   43.43       Canada
       Regional Power Inc.                                                        80       Canada
                                                                                  50       Philippines
                           ADDALAM POWER CORPORATION (1)
       Avotus Corp.                                                            10.36       Canada
     First North American Insurance Company                                      100       Canada
     JLOC Holding Company                                                         30       Cayman Islands
     Opportunity Finance Company                                                  30       Cayman Islands
     Resolute Energy Inc.                                                      11.62       Alberta
     Seamark Asset Management Ltd.                                             35.01       Canada
     NAL Resources Management Limited                                            100       Canada
       1050906 Alberta Ltd.                                                      100       Alberta
     PK Liquidating Company II, LLC                                               18       Delaware
     PK Liquidating Company I, LLC                                             18.66       Delaware
     Micro Optics Design Corporation                                           17.69       Nevada
     Innova LifeSciences Corporation                                            15.6       Ontario
     2015401 Ontario Inc.                                                        100       Ontario
     2015500 Ontario Inc.                                                        100       Ontario
     MFC Global Investment Management (U.S.A.) Limited                           100       Canada
     Cavalier Cable, Inc.(2)                                                      78       Delaware
     2024385 Ontario Inc.                                                        100       Ontario
     NALC Holdings Inc.(3)                                                        50       Ontario
     Manulife Holdings (Alberta) Limited                                         100       Alberta
       Manulife Holdings (Delaware) LLC                                          100       Delaware
         The Manufacturers Investment Corporation                                100       Michigan
           Manulife Reinsurance Limited                                          100       Bermuda
             Manulife Reinsurance (Bermuda) Limited                              100       Bermuda
           The Manufacturers Life Insurance Company (U.S.A.)                     100       Michigan
                                                                                 100       Colorado
             ManuLife Service Corporation

             Manulife Financial Securities LLC                                   100       Delaware
             Manufacturers Securities Services, LLC(4)                            60       Delaware
             The Manufacturers Life Insurance Company of New York                100       New York
             The Manufacturers Life Insurance Company of America                 100       Michigan
                                                                               15.41       Delaware
             Aegis Analytic Corporation

             Manulife Property Management of Washington, D.C., Inc.              100       Wash., D.C.
             ESLS Investment Limited, LLC                                         25       Ohio
             Polymerix Corporation                                              11.4       Delaware
             Ennal, Inc.                                                         100       Delaware
             Avon Long Term Care Leaders LLC                                     100       Delaware
             TissueInformatics Inc.                                            14.71       Delaware
             Ironside Venture Partners I LLC                                     100       Delaware
                NewRiver Investor Communications Inc.                          11.29       Delaware
             Ironside Venture Partners II LLC                                    100       Delaware
             Flex Holding, LLC                                                  27.7       Delaware
                Flex Leasing I, LLC                                            99.99       Delaware

                                                                                % OF       JURISDICTION OF
AFFILIATE                                                                      EQUITY       INCORPORATION
---------                                                                      ---------------------------
             MANULIFE LEASING CO., LLC                                            80
                                                                                           Delaware
             Dover Leasing Investments, LLC                                       99       Delaware
             MCC Asset Management, Inc.                                          100       Delaware
     MFC Global Fund Management (Europe) Limited                                 100       England
       MFC Global Investment Management (Europe) Limited                         100       England
     WT (SW) Properties Ltd.                                                     100       England
     Manulife Europe Ruckversicherungs-Aktiengesellschaft                        100       Germany
     Manulife International Holdings Limited                                     100       Bermuda
       Manulife Provident Funds Trust Company Limited                            100       Hong Kong
       Manulife Asset Management (Asia) Limited                                  100       Barbados
         P.T. Manulife Aset Manajemen Indonesia                                   85       Indonesia
         Manulife Asset Management (Hong Kong) Limited                           100       Hong Kong
       Manulife (International) Limited                                          100       Bermuda
         Manulife-Sinochem Life Insurance Co. Ltd.                                51       China
         The Manufacturers (Pacific Asia) Insurance Company Limited              100       Hong Kong
                                                                                 100       Hong Kong
                           MANULIFE CONSULTANTS LIMITED
                                                                                 100       Hong Kong
                           MANULIFE FINANCIAL SHAREHOLDINGS
LIMITED

         Manulife Financial Management Limited                                   100       Hong Kong
         Manulife Financial Group Limited                                        100       Hong Kong
         Manulife Financial Investment Limited                                   100       Hong Kong
     Manulife (Vietnam) Limited                                                  100       Vietnam
     The Manufacturers Life Insurance Co. (Phils.), Inc.                         100       Philippines
       FCM Plans, Inc.                                                           100       Philippines
       Manulife Financial Plans, Inc.                                            100       Philippines
     P.T. Asuransi Jiwa Manulife Indonesia                                        71       Indonesia
       P.T. Buanadaya Sarana Informatika                                         100       Indonesia
                                                                                 100       Indonesia
                  P.T. ASURANSI JIWA ARTA MANDIRI PRIMA
                                                                                 100       Indonesia
                  P.T. ZURICH LIFE INSURANCE COMPANY
                                                                                 100       Indonesia
                  P.T. ING LIFE INSURANCE INDONESIA

     Manulife (Singapore) Pte. Ltd.                                              100       Singapore
     Manulife Holdings (Bermuda) Limited                                         100       Bermuda
         Manulife Management Services Ltd.                                       100       Barbados
         Manufacturers P&C Limited                                               100       Barbados
                                                                                 100       Barbados
                           MANUFACTURERS LIFE REINSURANCE
LIMITED

     Manulife European Holdings 2003 (Alberta) Limited                           100       Alberta
       Manulife European Investments (Alberta) Limited                           100       Alberta
         Manulife Hungary Holdings Limited(5)                                     99       Hungary
     MLI Resources Inc.                                                          100       Alberta
       Manulife Life Insurance Company(6)                                         35       Japan
       Manulife Century Investments (Bermuda) Limited                            100       Bermuda
         Manulife Century Investments (Luxembourg) S.A.                          100       Luxembourg
           Manulife Century Investments (Netherlands) B.V.                       100       Netherlands
             Daihyaku Manulife Holdings (Bermuda) Limited                        100       Bermuda
             Manulife Century Holdings (Netherlands) B.V.                        100       Netherlands
                Kyoritsu Confirm Co., Ltd.(7)                                   90.9       Japan
                Manulife Premium Collection Co., Ltd.(8)                          57       Japan
                Y.K. Manulife Properties Japan                                   100       Japan
     Manulife Holdings (Hong Kong) Limited                                       100       Hong Kong

                                                                                % OF       JURISDICTION OF
AFFILIATE                                                                      EQUITY       INCORPORATION
---------                                                                      ---------------------------
                                                                                 100       Malaysia
     MANULIFE (MALAYSIA) SDN.BHD.
                                                                                 100       Hong Kong
     Manulife Financial Systems (Hong Kong) Limited
     Manulife Data Services Inc.                                                 100       Barbados

(1)   Inactive subsidiaries are noted in italics.

(2) 22% of Cavalier Cable, Inc. is owned by The Manufacturers Life Insurance Company (U.S.A.).

(3)   50% of NALC Holdings Inc. is owned by 2015500 Ontario Inc.

(4) 40% of Manufacturers Securities Services, LLC is owned by The Manufacturers Life Insurance Company of New York.

(5)   1% of Manulife Hungary Holdings Limited is owned by MLI Resources Inc.

(6) 32.6% of Manulife Life Insurance Company is owned by Manulife Century Investments (Netherlands) B.V. and 32.4% is owned by Manulife Century Holdings (Netherlands) B.V.

(7) 9.1% of Kyoritsu Confirm Co., Ltd. is owned by Manulife Life Insurance Company.

(8) 33% of Manulife Premium Collection Co., Ltd. is owned by Manulife Century Holdings (Netherlands) B.V. and 10% by Manulife Life Insurance Company.

ITEM 27.  NUMBER OF CONTRACT OWNERS


As of MARCH 31, 2005, there were 3,760 qualified and 2,897 non-qualified contracts of the series offered hereby outstanding.





ITEM 28. INDEMNIFICATION

Pursuant to Article 8 of the Company's Bylaws and Section 67 of the Massachusetts Business Corporation Law, the Company indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of the Company.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Signator Investors, Inc. is the principal underwriter for the Fund, John Hancock Variable Annuity Accounts, I, JF, U, V, and H, and John Hancock Variable Life Accounts S, U, V, and UV.

(b)   OFFICERS / DIRECTORS of SIGNATOR INVESTORS, INC. at the time of filing.


NAME                       TITLE
----                       -----
William H. Palmer          Chairman, CEO and Director
Wendy A. Benson            President, COO and Director
Katherine P. Klingler      Vice President
Peter Copestake            Vice President and Treasurer

Grant D. Ward              Secretary/Clerk, CCO
Mitchell A. Karman         Director
Ronald J. McHugh           Director
Lawrence J. Niland         Director
Daniel L. Ouellette        Director
Francis J. Taft            Director


-----------
All of the above-named officers and directors can be contacted at the following business address: Signator Investors, Inc., 197 Clarendon Street, C-8-8, Boston, MA 02117.

(c) The information under "Distribution" in the statement of additional information, forming a part of this registration statement, is incorporated herein by reference.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The following entities prepare, maintain, and preserve the records required by
Section 31 (a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

Signator Investors, Inc., John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. JHVLICO (at the same address), in its capacity as Registrant's depositor, and John Hancock (at the same address), in its capacities as Registrant's investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.

ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant hereby undertakes to include as part of any application to purchase a Contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information, or to provide a toll-free telephone number that applicants may call for this purpose.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) Registrant represents that, in connection with the sale of the Contracts offered pursuant to this Registration Statement, it has complied with the conditions of the SEC no-action letter regarding the purchase of variable annuity contracts under retirement plans meeting the requirements of
      Section 403(b) of the Internal Revenue Code (American Council of Life Insurance (pub. avail. Nov. 28, 1988)). Specifically, Registrant (1) has included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in the prospectus; (2) will include appropriate disclosure regarding the redemption restrictions imposed by
      Section 403(b)(11) in any sales literature used in connection with the offer of the Contracts; (3) will instruct sales representatives specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of potential plan participants; and (4) will obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the restrictions on redemptions imposed by Section 403(b)(11) and the (b) the investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his Accumulated Value or Surrender Value.

(e) John Hancock Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 29th day of April, 2005.


JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
(Registrant)

By:   JOHN HANCOCK LIFE INSURANCE COMPANY
      (Depositor)



By:   /s/ James M. Benson
      -------------------------
      James M. Benson
      President and CEO


JOHN HANCOCK LIFE INSURANCE COMPANY


By:   /s/ James M. Benson
      -------------------------
      James M. Benson
      President and CEO

                                   SIGNATURES


      As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on the 29th day of April, 2005.



Signature                                                      Title
---------                                                      -----
/s/ James M. Benson                                Director President and CEO
---------------------------                        (Principal Executive Officer)
James M. Benson

/s/ Steven Finch                                   Senior Vice President and CFO
---------------------------                        (Principal Financial Officer)
Steven Finch

*                                                  Director Chairman
---------------------------
Dominic D'Alessandro

*                                                  Director
---------------------------
Jonathan Chiel

*                                                  Director
---------------------------
John D. DesPrez, III

*                                                  Director
---------------------------
Donald A. Guloien

*                                                  Director
---------------------------
Beverly S. Margolian

*                                                  Director
---------------------------
Robert R. Reitano

*                                                  Director
---------------------------
Peter H. Rubenovitch



/s/ John D. DesPrez, III
---------------------------
JOHN D. DESPREZ, III
Pursuant to Power of Attorney

Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th of April, 2004.

                             ON BEHALF OF REGISTRANT

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                                  (REGISTRANT)

                             John Hancock Life Insurance Company


                             By: /s/ JAMES M. BENSON
                                 ---------------------------
                                 James M. Benson
                                 Director, President and Chief Executive Officer



                             John Hancock Life Insurance Company
                                   (DEPOSITOR)


                             By: /s/ JAMES M. BENSON
                                 ---------------------------
                                 James M. Benson
                                 Director, President and Chief Executive Officer

                                INDEX TO EXHIBITS

                                    FORM N-4

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

Exhibits


Item 24.10(b) Consent of Independent Auditors